1933 Act Registration No. 333-121486
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                             EVERGREEN EQUITY TRUST
                            (Evergreen Balanced Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006

                             EVERGREEN EQUITY TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                           EVERGREEN FOUNDATION FUND
                     EVERGREEN TAX STRATEGIC FOUNDATION FUND
                               200 Berkeley Street
                              Boston, MA 02116-5034
February 18, 2005

Dear Shareholder,

     As a shareholder of Evergreen Foundation Fund ("Foundation Fund") or Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund"), you are invited to vote on a proposal to merge Foundation Fund or Tax Strategic Foundation Fund into Evergreen Balanced Fund ("Balanced Fund"), another mutual fund within the Evergreen family of funds (each a "Merger"). The Board of Trustees of Evergreen Equity Trust has approved the Mergers and recommends that you vote FOR the applicable proposals.

     If approved by shareholders, this is how each Merger will work:

o    Your Fund will transfer its assets and  identified  liabilities to Balanced
     Fund.
o Balanced Fund will issue new shares that will be distributed to you in an amount equal to the value of Foundation Fund or Tax Strategic Foundation Fund shares. You will receive Class A, Class B, Class C or Class I shares of Balanced Fund, depending on the class of shares you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the applicable Merger.
o You will not incur any sales loads or similar transaction charges as a result of the Mergers.
o Each Merger is intended to be a non-taxable event for shareholders for federal income tax purposes.

     Details about Balanced Fund's investment goal, portfolio management team, performance, etc., along with additional information about the proposed Mergers, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

     Votes on the proposal will be cast at special meetings of Foundation Fund's and Tax Strategic Foundation Fund's shareholders to be held on April 1, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage paid envelope provided, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.


     If you have any questions about the proposal or the proxy card, please call Investor Connect our proxy solicitor, at 800.780.7505 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If your Fund does not receive your vote after several weeks, you may receive a telephone call from Investor Connect requesting your vote. Investor Connect has been retained to act as our proxy solicitor and will receive as compensation for seeking shareholder votes and answering shareholder questions an estimated amount of $24,000. That cost and any other expenses of the Mergers will be paid by Evergreen Investment Management Company, LLC.


     Thank you for taking this matter seriously and participating in this important process.


                                          Sincerely,

                                          /s/ Dennis H. Ferro

                                          Dennis H. Ferro
                                          President and Chief Executive Officer
                                          Evergreen Investment Company, Inc.

                            EVERGREEN FOUNDATION FUND

                     EVERGREEN TAX STRATEGIC FOUNDATION FUND

                               200 Berkeley Street

                        Boston, Massachusetts 02116-5034


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                           TO BE HELD ON APRIL 1, 2005

     Special Meetings (each a "Meeting") of Shareholders of each of Evergreen Foundation Fund ("Foundation Fund") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund"), each a series of Evergreen Equity Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on April 1, 2005 at 2:00 p.m., Eastern time, and any adjournments thereof, for the following purposes:

1. To consider and act upon the applicable Agreements and Plan of Reorganization (each a "Plan") dated as of January 3, 2005, providing for the acquisition of all the assets of Foundation Fund or Tax Strategic Foundation Fund, as applicable, by Evergreen Balanced Fund ("Balanced Fund"), in exchange for shares of Balanced Fund and the assumption by Balanced Fund of the identified liabilities of Foundation Fund or Tax Strategic Foundation Fund, as applicable. Each Plan also provides for distribution of those shares of Balanced Fund to shareholders of Foundation Fund or Tax Strategic Foundation Fund in liquidation and subsequent termination of Foundation Fund or Tax Strategic Foundation Fund, as applicable. A vote in favor of a Plan is a vote in favor of the liquidation and dissolution of Foundation Fund or Tax Strategic Foundation Fund, as applicable.

2. To transact any other business which may properly come before the Meetings or any adjournment or adjournments thereof.

         On behalf of Foundation Fund and Tax Strategic Foundation Fund, the Board of Trustees of Evergreen Equity Trust have fixed the close of business on January 14, 2005 as the record date for the determination of shareholders of Foundation Fund or Tax Strategic Foundation Fund entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          By order of the Board of Trustees


                                          Michael H. Koonce
                                          Secretary





February 18, 2005

                  INFORMATION RELATING TO THE PROPOSED MERGERS
                                       of
                            EVERGREEN FOUNDATION FUND
                                       and
                     EVERGREEN TAX STRATEGIC FOUNDATION FUND
                                      into
                             EVERGREEN BALANCED FUND
                     each a series of Evergreen Equity Trust


     This prospectus/proxy statement contains the information you should know before voting on the proposed mergers (each a "Merger") of Evergreen Foundation Fund ("Foundation Fund") or Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund") into Evergreen Balanced Fund ("Balanced Fund"). If approved, the Mergers will result in your receiving shares of Balanced Fund in exchange for shares of your Fund. The investment goals of each Fund are similar. Foundation Fund seeks capital growth and current income. Tax Strategic Foundation Fund seeks maximum after-tax total return from a combination of current income and capital growth. Balanced Fund seeks long-term return through capital growth and current income.


     Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Mergers is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").


                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

--------------------------------------------------------------------- --------------------------------------------------------------
See:                                                                  How to get these documents:
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Prospectus for Classes A, B, C and I shares of Balanced Fund and      The Funds make all of these documents available to you free
Foundation Fund, dated August 1, 2004, as supplemented August 9,      of charge if you:
2004, and October 1, 2004 and December 9, 2004,                       o        Call 800.343.2898 or
which accompanies this prospectus/proxy statement.                    o        Write the Funds at 200 Berkeley Street, Boston,
                                                                               Massachusetts 02116-5034.
Prospectus for Classes A, B, C and I shares of Tax Strategic
Foundation Fund, dated March 1, 2004 as supplemented, April 1,                  You can also obtain any of these documents for a fee
2004, May 1, 2004, August 9,                                                    from the SEC if you
2004 and October 1, 2004 and December 9, 2004.
                                                                                 o Call the SEC at 202.942.8090.

Statement of additional information for Balanced Fund and                        Or for free if you:
Foundation Fund dated August 1, 2004, as supplemented October 1,                 o Go to the EDGAR Database on the SEC's Website
2004.
                                                                                (http://www.sec.gov).

Statement of additional information for Tax Strategic Foundation            To ask questions about this prospectus/proxy statement:
Fund, dated March 1, 2004, as
supplemented April 1, 2004, May 1,                                               o Call 800.780.7505, or
2004 and October 1,
2004.                                                                           o Write to the Funds at 200 Berkeley Street, Boston,
                                                                                 Massachusetts 02116-5034.

Semi-annual reports for Balanced Fund and Foundation Fund, dated                 The Funds' SEC
September 30, 2004.                                                              file numbers are as follows:
                                                                                 o Balanced Fund, 811-08413 and 333-37453.
                                                                                 o Foundation Fund, 811-08413 and 333-37453.
Semi-annual report for Tax Strategic Foundation Fund,                            o Tax Strategic Foundation Fund, 811-08413 and
dated April 30, 2004.                                                              333-37453.

Annual reports for Balanced Fund and Foundation Fund, dated March 31, 2004.

Annual report for Tax Strategic Foundation Fund dated October 31, 2004.

Statement of additional information, dated February 18, 2005, which relates to this prospectus/proxy statement and the Mergers.
--------------------------------------------------------------------- --------------------------------------------------------------


     Information relating to each Fund contained in each Fund's annual reports, semi-annual reports, prospectuses and statements of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

     The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

     The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

     The address of each Fund is 200 Berkeley Street, Boston, Massachusetts
                    02116-5034 (Telephone: 800.343.2898).
               PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 18, 2005



                                TABLE OF CONTENTS
SUMMARY...................................................................................................5
     What are the key features of each Merger?............................................................5
     After each Merger, what class of shares of Balanced Fund will I own?.................................5
     How do the Funds' investment goals, principal investment strategies and risks compare?...............5
     How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?.................................................................................................8
     How do the Funds' performance records compare?.......................................................10
     Who will be the Investment Advisor, Sub-Advisor and Portfolio Manager of my Fund after the applicable Merger?
     What will the advisory fee be after the applicable Merger?...........................................12
     Are there any legal proceedings that have commenced against the Evergreen funds and/or
     EIMC? ...............................................................................................13
     What will be the primary federal income tax consequences of the Mergers?.............................14
RISKS.....................................................................................................14
     What are the primary risks of investing in each Fund?................................................14
     Are there any other risks of investing in each Fund?.................................................16

MERGER INFORMATION........................................................................................17

     Reasons for the Mergers..............................................................................17
     Agreements and Plan of Reorganization................................................................18
     Federal Income Tax Consequences......................................................................19
     Pro-forma Capitalization.............................................................................21
     Distribution of Shares...............................................................................23
     Calculating the Share Price..........................................................................24

     Purchase and Redemption Procedures...................................................................25
     Short-Term Trading...................................................................................25

     Exchange Privileges..................................................................................25
     Dividend Policy......................................................................................25
INFORMATION ON SHAREHOLDERS' RIGHTS.......................................................................26
     Form of Organization.................................................................................26
     Capitalization.......................................................................................26
     Shareholder Liability................................................................................26
     Shareholder Meetings and Voting Rights...............................................................27
     Liquidation..........................................................................................27
     Liability and Indemnification of Trustees............................................................27
VOTING INFORMATION CONCERNING THE MEETINGS................................................................27
     Shareholder Information..............................................................................29
FINANCIAL STATEMENTS AND EXPERTS..........................................................................31
LEGAL MATTERS.............................................................................................31
ADDITIONAL INFORMATION....................................................................................31
OTHER BUSINESS............................................................................................31
INSTRUCTIONS FOR EXECUTING PROXY CARDS....................................................................31
OTHER WAYS TO VOTE YOUR PROXY.............................................................................31
EXHIBIT A (AGREEMENT AND PLAN OF REORGANIZATION FOR EVERGREEN
     FOUNDATION FUND).....................................................................................A-1
EXHIBIT B (AGREEMENT AND PLAN OF REORGANIZATION FOR EVERGREEN TAX STRATEGIC FOUNDATION FUND)............. B-1
EXHIBIT C (MD&A FOR EVERGREEN BALANCED FUND)..............................................................C-1

                                     SUMMARY

     This section summarizes the primary features and consequences of each Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, and its statement of additional information, in each Fund's prospectuses, annual reports, semi-annual reports, statements of additional information and in the Agreements and Plan of Reorganization (each a "Plan").

What are the key features of each Merger?

     Each Plan sets forth the key features of a Merger. For a complete description of the Mergers, see the Plans, attached as Exhibit A and Exhibit B to this prospectus/proxy statement. Each Plan generally provides for the following:


o the transfer of all of the assets of Foundation Fund or Tax Strategic Foundation Fund, as applicable, in exchange for shares of Balanced Fund.

o the assumption by Balanced Fund of the identified liabilities of Foundation Fund or Tax Strategic Foundation Fund, as applicable. (The identified liabilities consist only of those liabilities reflected on Foundation Fund's or Tax Strategic Foundation Fund's statement of assets and liabilities determined immediately preceding the applicable Merger.)

o the liquidation of Foundation Fund and Tax Strategic Foundation Fund, as applicable, by distributing the shares of Balanced Fund to shareholders of Foundation Fund or Tax Strategic Foundation Fund.

o the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC.

o the structuring of each Merger as a tax-free reorganization for federal income tax purposes.


     Each Merger is scheduled to take place on or about April 15, 2005. The Merger of each of Foundation Fund and Tax Strategic Foundation Fund into Balanced Fund will proceed individually once each receives shareholder approval.

After each Merger, what class of shares of Balanced Fund will I own?

--------------------------------------------------------------- ---------------------------------------------------------------
If you own this class of shares of Foundation Fund or Tax       You will get this class of shares of Balanced Fund:
Strategic Foundation Fund:
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class A                                                         Class A
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class B                                                         Class B
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class C                                                         Class C
--------------------------------------------------------------- ---------------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------------
Class I                                                         Class I
--------------------------------------------------------------- ---------------------------------------------------------------

     The new shares you receive will have the same total value as your Fund shares as of the close of business on the day immediately prior to the applicable Merger.

     The Board of Trustees (the "Trustees") of Evergreen Equity Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the respective Merger would be in the best interests of Foundation Fund and Tax Strategic Foundation Fund and their Fund's shareholders, and that existing shareholders' interests will not be diluted as a result of the Mergers. Accordingly, the Trustees have submitted the Plans for the approval of shareholders of Foundation Fund's and Tax Strategic Foundation Fund's shareholders, as applicable. The Trustees of Evergreen Equity Trust have also approved the respective Plan on behalf of Balanced Fund.

How do the Funds' investment goals, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment goals and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

------------------ ---------------------------- ----------------------------------- ----------------------------------
                   Foundation Fund              Tax Strategic Foundation Fund       Balanced Fund
------------------ ---------------------------- ----------------------------------- ----------------------------------
------------------ ---------------------------- ----------------------------------- ----------------------------------
INVESTMENT GOALS   Seeks capital growth and     Seeks to achieve maximum            Seeks long-term total return
                   current income.              after-tax total return from a       through capital growth and
                                                combination of current income and   current income.
                                                capital growth.
------------------ ---------------------------- ----------------------------------- ----------------------------------
------------------ ---------------------------- ----------------------------------- ----------------------------------
PRINCIPAL          o   Invests in a             o   Invests in a combination       o   Invests in a
INVESTMENT             combination of equity        of equity and debt                 combination of equity and
STRATEGIES             and debt securities.         securities.                        debt securities chosen for
                                                                                       the potential for current
                   o   Normally invests         o   Normally anticipates               income and capital growth.
                       at least 25% of assets       that at the close of each
                       in debt securities and       quarter of its taxable year,    o  Assets invested in
                       the remainder in             at least 50% of its assets         fixed income and equity
                       equity securities.           will be invested in municipal      securities will change
                                                    securities and the remainder       based on economic condition
                   o   Equity portion               in equity securities.              and investment
                       primarily consists of                                           opportunities.
                       common stocks,           o   Equity portion primarily
                       preferred stocks and         consists of  common stocks,     o  Normally invests at
                       securities convertible       preferred stocks and               least 25% of assets in
                       or exchangeable for          securities convertible to or       fixed income securities.
                       common stocks of large       exchangeable for common
                       U.S. companies, whose        stocks of large U.S.            o  Equity portion consists
                       market capitalizations       companies, whose market            of common stocks and
                       fall within the range        capitalizations falls within       preferred stocks of large
                       tracked by the Russell       the range of the S&P 500(R)        U.S. companies, whose
                       1000(R)Index, at the          Index.*                           market capitalization falls
                       time of purchase.                                               within the range of the S&P
                                                o   Seeks to maintain a                500(R)Index.*
                   o   Seeks to maintain            weighted average market
                       a weighted average           capitalization that falls      o     Seeks to maintain a
                       market capitalization        within the range of the S&P          weighted average market
                       that falls within the        500(R)Index*                         capitalization that falls
                       range of the Russell                                              within the range of the S&P
                       1000(R)Index.             o  Employs a diversified                500(R)Index.*
                                                    style of equity management
                   o   Employs a                    that allows it to invest in         oThe portfolio managers
                       diversified style of         growth- and value-oriented           select stocks using a
                       equity management that       equity securities.                   "growth-at-a-reasonable-price"
                       allows it to invest in                                            method.
                       both growth and value    o   At least 80% of the debt
                       stocks.                      securities portion will         o    Fixed-income portion
                                                    consist of  municipal                primarily consists of U.S.
                   o   Normally invests             securities issued by states          dollar-denominated
                       all of the                   and possessions of the U.S.          investment grade debt
                       fixed-income portion         and by the District of               securities, including debt
                       in U.S.                      Columbia, and their political        securities issued or
                       dollar-denominated           subdivisions, the interest           guaranteed by the U.S.
                       investment grade debt        from which is not subject to         Treasury or by an agency or
                       securities, including        federal income tax, other            instrumentality of the U.S.
                       debt securities issued       than the alternative minimum         government, corporate
                       or guaranteed by the         tax which are investment             bonds, mortgage-backed
                       U.S. Treasury or by an       grade at the time of purchase        securities, asset-backed
                       agency or                                                         securities, and other
                       instrumentality of the                                            income producing securities
                       U.S. government,                                                  which are investment grade
                       corporate bonds,                                                  at the time of purchase.
                       mortgage-backed
                       securities,                                               o       Maintains a biased
                       asset-backed                                                      toward corporate and
                       securities, and other                                             mortgage-backed securities
                       income producing                                                  in order to capture higher
                       securities.                                                       levels of income.

                   o   Maintains a bias                                           o      May purchase
                       toward corporate and                                              below-investment grade debt
                       mortgage-backed                                                   securities rated in the
                       securities in order to                                            three categories below
                       capture higher levels                                             investment grade or
                       of income.                                                        determined by portfolio
                                                                                         manager to be of comparable
                   o   Limits duration                                                   quality.
                       to a two-year minimum
                       and a six-year maximum                                       o   Limits duration to a
                       while the weighted                                                two-year minimum and a
                       average maturity is                                               six-year maximum while the
                       expected to be longer                                             weighted average maturity
                       than the weighted                                                 is expected to be longer
                       average duration.                                                 than the weighted average
                                                                                         duration.
------------------ ---------------------------- ----------------------------------- ----------------------------------

 * "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's, 500" and "500" are trademarks of The McGraw-Hill Companies, and have been licensed for use by Evergreen Investments Management Company, LLC. The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

     Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.


     A portion of the securities held by Foundation Fund or Tax Strategic Foundation Fund may be disposed of in connection with the Mergers. This could result in additional portfolio transaction costs to the Funds and capital gains to shareholders. With respect to Tax Strategic Foundation Fund, a portion of the securities disposed of in connection with the Merger could be municipal securities, the interest from which is not subject to federal income tax, other than the alternative minimum tax. This would result in shareholders losing the tax advantages associated with these types of portfolio securities. Also, since the investment objective for Tax Strategic Foundation Fund is to seek maximum after-tax total return from a combination of current investment and capital growth, whereas the investment objective for Balanced Fund is to seek long-term total return through capital growth and current income without specific regard to the after-tax nature of such total return, the merger of these Funds would result in a shareholder potentially losing this tax advantage.


     The following table highlights the comparison between the Funds with respect to the risks associated with their investment goals and principal investment strategies as set forth in each Fund's prospectuses and statement of additional information.

----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Risk                    Explanation                                       Foundation Fund  Tax           Balanced Fund
                                                                                           Strategic
                                                                                           Foundation
                                                                                           Fund
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Stock Market Risk       When economic growth slows, or interest or              X               X               X
                        inflation rates increase, equity securities held
                        by the Funds tend to decline in value and may
                        cause a decrease in dividends paid by the Funds.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Market Capitalization   Investments primarily in one market                     X               X               X
Risk                    capitalization category may decline in value if
                        that category falls out of favor.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Investment Style Risk   Certain styles such as growth or value may              X               X               X
                        fall out of favor causing securities held by the Funds
                        to decline.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Interest Rate Risk      Interest rate risk is triggered by the                  X               X               X
                        tendency for the value of debt securities and certain
                        dividend paying stocks to fall when interest rates go
                        up.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Credit Risk             The value of a debt security is directly affected       X               X               X
                        by the issuer's ability to repay principal and pay
                        interest on time.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------

----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Mortgage-Backed and     The Fund may be exposed to a lower rate of              X                                X
Asset-Backed            return if the mortgages are repaid earlier than
Securities Risk         anticipated and may be more sensitive to
                        interest rate changes.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
----------------------- ------------------------------------------------- ---------------- ------------- -----------------
Below-investment        Markets may react to unfavorable news about                                             X
Grade Bond Risk         issuers of below investment grade bonds,
                        causing sudden and steep declines in value and which may
                        result in a decreased liquidity of such bonds.
----------------------- ------------------------------------------------- ---------------- ------------- -----------------

     For a detailed comparison of the Funds' risks, see the section entitled "Risks."

     The Funds have other investment policies, practices and restrictions which,
together  with  their  related  risks,   are  also  set  forth  in  each  Fund's
prospectuses and statements of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

     The sales charges for the comparable classes of each Fund are the same. Each Fund offers four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Mergers. The procedures for buying, selling and exchanging shares of the Funds are identical. For more information, see the sections entitled "Purchase and Redemption Procedures" and "Exchange Privileges."

     The following tables allow you to compare the sales charges and expenses of the Funds. The tables entitled "Balanced Fund Pro Forma" also show you what the expenses are estimated to be assuming any or both of the Mergers take place. The difference in expenses for "Balanced Fund Pro Forma" from the information presented below should either of the proposed Mergers proceed alone is estimated to be .01% or less.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------------     ------------------------------------------------------------
Foundation Fund                                                         Tax Strategic Foundation Fund
-------------------------------------------------------------------     ------------------------------------------------------------
---------------------- ----------- ----------- ---------- ---------     ----------------- ---------- ---------- ---------- ---------
Shareholder            Class A     Class B     Class C    Class I       Shareholder       Class A    Class B    Class C    Class I
Transaction Expenses                                                    Transaction
                                                                        Expenses
Maximum sales charge   5.75%(1)    None        None       None          Maximum sales     5.75%(1)   None       None       None
imposed on purchases                                                    charge imposed
(as a % of offering                                                     on purchases
price)                                                                  (as a % of
                                                                        offering price)
Maximum deferred       None(1)     5.00%       1.00%      None          Maximum           None(1)    5.00%      1.00%      None
sales charge (as a %                                                    deferred sales
of either the                                                           charge (as a %
redemption amount or                                                    of either the
initial investment                                                      redemption
whichever is lower)                                                     amount or
                                                                        initial
                                                                        investment
                                                                        whichever is
                                                                        lower)
---------------------- ----------- ----------- ---------- ---------     ----------------- ---------- ---------- ---------- ---------

--------------------------------------------------------------------------------
Balanced Fund
--------------------------------------------------------------------------------
------------------------------------ ------------ ---------- ---------- --------
Shareholder Transaction Expenses     Class A      Class B    Class C    Class I
Maximum sales charge imposed on      5.75%(1)     None       None       None
purchases (as a % of offering
price)
Maximum deferred sales charge (as    None(1)      5.00%      1.00%      None
a % of either the redemption
amount or initial investment
whichever is lower)
------------------------------------ ------------ ---------- ---------- --------

--------------------------------------------------------------------------------
Balanced Fund Pro Forma
--------------------------------------------------------------------------------
------------------------------------ ------------ ---------- ---------- --------
Shareholder Transaction Expenses     Class A      Class B    Class C    Class I
Maximum sales charge imposed on      5.75%(1)     None       None       None
purchases (as a % of offering
price)
Maximum deferred sales charge (as    None(1)      5.00%      1.00%      None
a % of either the redemption
amount or initial investment
whichever is lower)
------------------------------------ ------------ ---------- ---------- --------

(1) Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------    --------------------------------------------------------
Foundation Fund (based on expenses for the fiscal year       Tax Strategic Foundation Fund (based on expenses for the
ended March 31, 2004)                                        fiscal year ended October 31, 2003)
---------------------------------------------------------    --------------------------------------------------------
---------- -------------- -------- ---------- -----------    ---------- ------------- -------- --------- ------------
                                              Total                                                      Total Fund
            Management    12b-1    Other      Fund                       Management   12b-1    Other      Operating
             Fees (1)      Fees    Expenses   Operating                   Fees (1)     Fees    Expenses   Expenses
                                               Expenses
Class A        0.51%       0.30%     0.55%      1.36%        Class A       0.55%       0.30%    0.36%       1.21%
Class B        0.51%       1.00%     0.55%      2.06%        Class B       0.55%       1.00%    0.36%       1.91%
Class C        0.51%       1.00%     0.55%      2.06%        Class C       0.55%       1.00%    0.36%       1.91%
Class I        0.51%       0.00%     0.55%      1.06%        Class I       0.55%       0.00%    0.36%       0.91%
---------- -------------- -------- ---------- -----------    ---------- ------------- -------- --------- ------------

(1) Restated to reflect current fees.

-------------------------------------------------------------------------------

                               Balanced Fund
(based on expenses for the fiscal year ended March 31, 2004)
-------------------------------------------------------------------------------
-------------------------- ------------- --------- -------------- -------------
                                                                   Total Fund
                            Management   12b-1         Other       Operating
                               Fees        Fees      Expenses       Expenses
Class A                       0.37%       0.30%        0.33%         1.00%
Class B                       0.37%       1.00%        0.33%         1.70%
Class C                       0.37%       1.00%        0.33%         1.70%
Class I                       0.37%       0.00%        0.33%         0.70%
-------------------------- ------------- --------- -------------- -------------

--------------------------------------------------------------------------------
                       Balanced Fund
                         Pro Forma
(based on what the estimated combined expenses of Balanced
  Fund would have been for the 12 months ended September
                       30, 2004)(3)
--------------------------------------------------------------------------------
--------------- --------------- ------- ---------- ------------- ---------------
                                                      Total Fund    Total Fund
                    Management    12b-1   Other       Operating      Operating
                     Fees(1)       Fees   Expenses     Expenses      Expenses
                                                       (Before        (After
                                                       Waivers)    Waivers) (2)
  --------------- --------------- ------- ---------- ------------- -------------
  --------------- --------------- ------- ---------- ------------- -------------
  Class A             0.30%       0.30%     0.43%       1.03%          0.99%
  --------------- --------------- ------- ---------- ------------- -------------
  --------------- --------------- ------- ---------- ------------- -------------
  Class B             0.30%       1.00%     0.43%       1.73%          1.69%
  --------------- --------------- ------- ---------- ------------- -------------
  --------------- --------------- ------- ---------- ------------- -------------
  Class C             0.30%       1.00%     0.43%       1.73%          1.69%
  --------------- --------------- ------- ---------- ------------- -------------
  --------------- --------------- ------- ---------- ------------- -------------
  Class I             0.30%       0.00%     0.43%       0.73%          0.69%
  --------------- --------------- ------- ---------- ------------- -------------

(1)      Restated to reflect current fees.
(2) The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of two years beginning in April 2005 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.
(3)      Balanced Fund will be the accounting survivor following the Merger.


     The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Foundation Fund or Tax Strategic Foundation Fund versus Balanced Fund, both before and after the applicable Merger, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waivers or expense reimbursements in effect for the periods described above, that you reinvest all of your dividends and distributions and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

---------------------------------------------------------------    ---------------------------------------------------------------
 Foundation Fund                                                   Tax Strategic Foundation Fund
---------------------------------------------------------------    ---------------------------------------------------------------
---------- ---------------------------------- -----------------    -------- ----------------------------------- ------------------
             Assuming Redemption at End of      Assuming No                    Assuming Redemption at End of       Assuming No
                        Period                   Redemption                                Period                  Redemption
---------- ---------------------------------- -----------------    -------- ----------------------------------- ------------------
---------- -------- -------- -------- ------- -------- --------    --------           -------- ------- -------- -------- ---------
After:     Class A  Class B  Class C  Class   Class B  Class C     After:   Class A   Class B  Class   Class I  Class B  Class C
                                       I C
1 year     $706     $709     $309     $108    $209     $209        1 year   $691      $694     $294    $93      $194     $194
3 years    $981     $946     $646     $337    $646     $646        3 years  $937      $900     $600    $290     $600     $600
5 years    $1,277   $1,308   $1,108   $585    $1,108   $1,108      5 years  $1,202    $1,232   $1,032  $504     $1,032   $1,032
10 years   $2,116   $2,210   $2,390   $1,294  $2,210   $2,390      10       $1,957    $2,051   $2,233  $1,120   $2,051   $2,233
                                                                   years
---------- -------- -------- -------- ------- -------- --------    -------- --------- -------- ------- -------- -------- ---------

                     -------------------------------------------------------------------------------------
                                                        Balanced Fund
                     -------------------------------------------------------------------------------------
                     ------------------- ------------------------------------------- ---------------------
                                             Assuming Redemption at End of Period        Assuming No
                                                                                          Redemption
                     ------------------- ------------------------------------------- ---------------------
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------
                     After:              Class A     Class B    Class C    Class I   Class B    Class C
                     1 year                 $671       $673       $273       $72       $173       $173
                     3 years                $875       $836       $536       $224      $536       $536
                     5 years               $1,096     $1,123      $923       $390      $923       $923
                     10 years              $1,729     $1,823     $2,009      $871     $1,823     $2,009
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------

                     -------------------------------------------------------------------------------------
                                                        Balanced Fund
                                                          Pro Forma
                     -------------------------------------------------------------------------------------
                     ------------------- ------------------------------------------- ---------------------
                                             Assuming Redemption at End of Period        Assuming No
                                                                                          Redemption
                     ------------------- ------------------------------------------- ---------------------
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------
                     After:              Class A     Class B    Class C    Class I   Class B    Class C
                     1 year                 $670       $672       $272       $70       $172       $172
                     3 years                $876       $837       $537       $225      $537       $537
                     5 years               $1,103     $1,131      $931       $398      $931       $931
                     10 years              $1,755     $1,849     $2,034      $899     $1,849     $2,034
                     ------------------- ----------- ---------- ---------- --------- ---------- ----------

How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)


     The tables below show the percentage gain or loss for Foundation Fund's and Tax Strategic Foundation Fund's Class I shares and for Balanced Fund's Class B shares in each of the last ten calendar years. For Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund the classes shown are the oldest class. The table should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns for Balanced Fund's Class B shares would be lower if sales charges were included. Class I shares are not subject to any sales charges. The expenses of Foundation Fund's and Tax Strategic Foundation Fund's Class I shares are lower than the expenses of Balanced Fund's Class B shares due in part to the difference in the 12b-1 fees. The 12b-1 fees paid by Class B shares are 1.00% and Class I shares do not pay 12b-1 fees.

-------- ---------------------------------------------------------------------------------------------------------------------- ----
                                  Foundation Fund (Class I).. Tax Strategic Foundation Fund (Class I)
-------- ---------------------------------------------------------------------------------------------------------------------- ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
45       `95    `96   `97   `98  `99   `00   `01    `02   `03    `04         `95   `96  `97   `98  `99   `00  `01   `02  `03    04
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
40%                                                                     45%
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
30%                                                                     30%
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
20%      29.69        25.66                                             20%  27.30      20.52
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
15%             11.53                                     17.73         15%        15.77                                 16.15

-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
10%                         12.2113.69                                  10%
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
5%                                                               6.54   5%                    6.10                              7.46

-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
0                                                                       0                          4.27  -0.02
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-5%                                    -4.82 -9.45                      -5%
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-10%                                                -11.73              -10%                                  -5.27 -6.36
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-15%                                                                    -15%

-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-20%                                                                    -20%
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----
-30%
-------- ------ ----- ----- ---- ----- ----- ------ ----- ------ ------ ---- ----- ---- ----- ---- ----- ---- ----- ---- ------ ----

Best Quarter:        4th Quarter 1999     +11.74%           Best Quarter:     4th Quarter 1998        +8.52%
Worst Quarter:       1st Quarter 2001      -9.18%           Worst Quarter:    3rd  Quarter 1998       -6.18%

------ -------------------------------------------------------------------------
                                Balanced Fund (Class B)
------ -------------------------------------------------------------------------
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
       `95    `96     `97     `98    `99     `00    `01     `02     `03     `04
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
45%
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
30%
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
20%    27.13
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
15%           15.81   19.01                                         16.52
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
10%                           12.74  11.08
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
5%
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
0                                            -1.71                          5.31
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
-5%                                                 -7.38
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
-10%                                                        -11.11
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
-15%
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
-20%
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----
-30%
------ ------ ------- ------- ------ ------- ------ ------- ------- ------- ----

Best Quarter:        2nd Quarter 1997   +10.35%
Worst Quarter:       3rd Quarter 2002    -8.91%


     The following tables lists each Fund's average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges, if any. The after-tax returns shown are for Class I of Foundation Fund and Tax Strategic Foundation Fund, the Funds' oldest class and for Class B of Balanced Fund, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of the table you can compare Foundation Fund's performance with the Lehman Brothers Aggregate Bond Index (LBABI) and the Russell 1000(R) Index (Russell 1000), Tax Strategic Foundation Fund's performance with the S&P 500 Index (S&P 500) and the Lehman Brothers Municipal Bond Index (LBMBI) and Balanced Fund's performance with the S&P 500 and LBABI. LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities and asset-backed Securities. The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2004)

--------------------------------------------------------------------  --------------------------------------------------------------
Foundation Fund(1)                                                    Tax Strategic Foundation Fund(1)
--------------------------------------------------------------------  --------------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
                Inception     1 year   5 year  10 year  Performance                Inception  1 year    5 year   10      Performance
                Date of                                 Since                      Date of                        year   Since
                Class                                   1/2/1990                   Class                                 11/2/1993
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
Class A         1/3/1995      0.09%    -2.42%   7.32%      9.77%      Class A      1/17/1995   0.98%    0.58%    7.14%      7.03%
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
Class B         1/3/1995      0.51%    -2.31%   7.15%      9.65%      Class B      1/6/1995    1.41%    0.66%    7.02%      6.92%
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
Class C         1/3/1995      4.48%    -1.99%   7.13%      9.64%      Class C      3/3/1995    5.41%    1.04%    7.01%      6.92%
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
Class I         1/2/1990      6.54%    -1.00%   8.23%     10.39%      Class I      11/2/1993   7.46%    2.05%    8.08%      7.87%
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
Class I         1/2/1990      6.16%    -2.16%   6.77%       N/A       Class I      11/2/1993   6.69%    1.79%    7.53%       N/A
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------------------------------------------------------------  --------------------------------------------------------------
(after taxes on distributions)(3)                                     (after taxes on distributions)(3)
--------------------------------------------------------------------  --------------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
Class I         1/2/1990      4.56%    -1.32%   6.47%       N/A       Class I       11/2/93    4.98%    1.82%    7.02%       N/A
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------------------------------------------------------------  --------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)(3)             (after taxes on distributions and sale of Fund shares)(3)
--------------------------------------------------------------------  --------------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
LBABI                         4.34%    7.71%    7.72%      7.71%      S&P 500                 10.88%    -2.30%   12.07%     10.90%
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------
Russell 1000                  11.40%   1.76%   12.16%     10.97%      LBMBI                    4.48%    7.20%    7.06%      5.91%
--------------- ------------ --------- ------- -------- ------------  ------------ ---------- -------- --------- ------- -----------

--------------------------------------------------------------------
Balanced Fund(2)
--------------------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------
                Inception     1 year   5 year  10 year  Performance
                Date of                                    Since
                Class                                    9/11/1935
--------------- ------------ --------- ------- -------- ------------
--------------- ------------ --------- ------- -------- ------------
Class A         1/20/1998     -0.09%   -0.55%   8.03%      7.92%
--------------- ------------ --------- ------- -------- ------------
--------------- ------------ --------- ------- -------- ------------
Class B         9/11/1935     0.31%    -0.46%   8.10%      7.93%
--------------- ------------ --------- ------- -------- ------------
--------------- ------------ --------- ------- -------- ------------
Class B         9/11/1935     -0.05%   -1.76%   5.77%       N/A
--------------- ------------ --------- ------- -------- ------------
--------------------------------------------------------------------
(after taxes on distributions)(3)
--------------------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------
Class B         9/11/1935     0.31%    -1.01%   5.99%       N/A
--------------- ------------ --------- ------- -------- ------------
--------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)(3)
--------------------------------------------------------------------
--------------- ------------ --------- ------- -------- ------------
Class C         1/22/1998     4.44%    -0.10%   8.13%      7.93%
--------------- ------------ --------- ------- -------- ------------
--------------- ------------ --------- ------- -------- ------------
Class I         1/26/1998     6.40%    0.86%    8.85%      8.03%
--------------- ------------ --------- ------- -------- ------------
--------------- ------------ --------- ------- -------- ------------
S&P 500                       10.88%   -2.30%  12.07%       N/A
--------------- ------------ --------- ------- -------- ------------
--------------- ------------ --------- ------- -------- ------------
LBABI                         4.34%    7.71%    7.72%       N/A
--------------- ------------ --------- ------- -------- ------------

(1) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original share class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and Class C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.
(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original share class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.
(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangement, such as 401(k) plans or IRAs.


     For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about Balanced Fund is also contained in management's discussion of Balanced Fund's performance, attached as Exhibit C to this prospectus/proxy statement. This information also appears in Balanced Fund's most recent annual report.

Who will be the Investment Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Mergers? What will the advisory fee be after the Mergers?

Management of the Funds

     The overall management of each of Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust (the "Trust").

Investment Advisor

     Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund. Following are some key facts about EIMC:


--------------------------------------------------------------------------------
o Is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States based on total assets as of December 31, 2004.
o    Has been managing mutual funds and private accounts since 1932.
o Manages over $104.6 billion in assets of the Evergreen funds as of December 31, 2004.
o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.
--------------------------------------------------------------------------------


Sub-Advisor


     Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to Balanced Fund. TAG manages the fixed income portion of the Fund. There is no additional charge to the Fund for services provided by TAG. TAG has been managing fixed income accounts since 1976 and managed over $7.9 billion in assets for 8 of the Evergreen funds as of 12/31/2004. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.


Portfolio Management

         The day-to-day management of Balanced Fund is handled by:

o The equity portion of the Fund is managed by a team of portfolio management professionals from EIMC's Large Cap Core Growth team, with team members responsible for various sectors.

o The fixed income portion of the Fund is managed by a team of fixed income portfolio management professionals of TAG, with team members responsible for various fixed income sectors.

Advisory Fees

         For its management and supervision of the daily business affairs of Balanced Fund, EIMC is entitled to receive an annual fee equal to:


--------------------------------------------------------------------------------
o 1.5% of gross dividend and interest income plus a percentage of the Fund's average daily net assets as follows:
         0.41% of the first $500 million of average daily net assets; plus
         0.26% of the next $500 million of average daily net assets; plus
         0.21% of amounts over $1 billion.
--------------------------------------------------------------------------------


         For the fiscal year ended March 31, 2004, the aggregate advisory fee paid to EIMC by Balanced Fund was:

o        0.37% of the Fund's average daily net assets.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sub-Advisory Fees

       EIMC pays a portion of its advisory fee to TAG for its services.


Are there any legal proceedings that have commenced against the Evergreen funds and/or EIMC?

     Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

     In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the Fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the Fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the Fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

     Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

     In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

     Although EIMCO believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.



What will be the primary federal income tax consequences of the Mergers?

     Prior to or at the time of the Mergers, Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund will have received an opinion from Sullivan & Worcester LLP that the Mergers have been structured so that no gain or loss will be recognized by Foundation Fund or Tax Strategic Foundation Fund or their shareholders for federal income tax purposes as a result of receiving Balanced Fund shares in connection with the Mergers, as applicable. The holding period and aggregate tax basis of shares of Balanced Fund that are received by a Foundation Fund or Tax Strategic Foundation Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Foundation Fund or Tax Strategic Foundation Fund previously held by such shareholder, provided that shares of Foundation Fund or Tax Strategic Foundation Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Foundation Fund or Tax Strategic Foundation Fund in the hands of Balanced Fund as a result of the Mergers will be the same as they were in the hands of Foundation Fund or Tax Strategic Foundation Fund immediately prior to the Mergers. No gain or loss will be recognized by Balanced Fund upon the receipt of the assets of Foundation Fund or Tax Strategic Foundation Fund in exchange for shares of Balanced Fund and the assumption by Balanced Fund of Foundation Fund's and Tax Strategic Foundation Fund's identified liabilities.

                                      RISKS

What are the primary risks of investing in each Fund?

     An investment in each Fund is subject to certain risks. The risk factors for the Funds are similar due to the similarity of the Funds' investment goals and policies. There is no assurance that investment performance of any Fund will be positive or that the Funds will meet their investment goals. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

---------------------------------------- --------------------------------------- -----------------------------------
            Foundation Fund                  Tax Strategic Foundation Fund                 Balanced Fund
---------------------------------------- --------------------------------------- -----------------------------------
--------------------------------------------------------------------------------------------------------------------
                                    Each Fund is subject to Stock Market Risk.
                    Each Fund invests a substantial amount of its assets in equity securities.
--------------------------------------------------------------------------------------------------------------------

     Each Fund's value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, the value of, dividend yield and total return on a shareholder's investment in a Fund could decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

---------------------------------------- --------------------------------------- -----------------------------------
            Foundation Fund                  Tax Strategic Foundation Fund                 Balanced Fund
---------------------------------------- --------------------------------------- -----------------------------------
--------------------------------------------------------------------------------------------------------------------
               Each Fund is subject to Market Capitalization Risk.
       Each Fund invests primarily in the stock of large U.S. companies.
--------------------------------------------------------------------------------------------------------------------

     Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies.

---------------------------------------- --------------------------------------- -------------------------------------
            Foundation Fund                  Tax Strategic Foundation Fund                  Balanced Fund
---------------------------------------- --------------------------------------- -------------------------------------
----------------------------------------------------------------------------------------------------------------------
                 Each Fund is subject to Investment Style Risk.
                      The Foundation Fund and Tax Strategic
                  Foundation Fund invests in a blend of value-
                           and growth-oriented stocks.
              The Balanced Fund selects stocks using a "growth of a
                           reasonable price" method.
----------------------------------------------------------------------------------------------------------------------

     Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

---------------------------------------- --------------------------------------- -------------------------------------
            Foundation Fund                  Tax Strategic Foundation Fund                  Balanced Fund
---------------------------------------- --------------------------------------- -------------------------------------
----------------------------------------------------------------------------------------------------------------------
                   Each Fund is subject to Interest Rate Risk
                Foundation Fund invests at least 25% of its assets
                               in debt securities
              Tax Strategic Foundation Fund invests as least 50% of
                its assets in municipal debt securities Balanced
                 Fund invests at least 25% of its assets in debt
                                   securities.
----------------------------------------------------------------------------------------------------------------------

         When interest rates go up, the value of debt securities tend to fall. Since each Fund invests a portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

---------------------------------------- --------------------------------------- -------------------------------------
            Foundation Fund                  Tax Strategic Foundation Fund                  Balanced Fund
---------------------------------------- --------------------------------------- -------------------------------------
----------------------------------------------------------------------------------------------------------------------
                      Each Fund is subject to Credit Risk.
                Foundation Fund invests at least 25%of its assets
        in debt securities Tax Strategic Foundation Fund invests as least
                 50% of its assets in municipal debt securities
            Balanced Fund invests at least 25% of its assets in fixed
                               income securities.
----------------------------------------------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invest in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.

---------------------------------------- --------------------------------------- ----------------------------------------
            Foundation Fund                  Tax Strategic Foundation Fund                    Balanced Fund
---------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------- --------------------------------------- ----------------------------------------

o        Is subject to Mortgage-Backed   o              Is NOT subject to           Is subject to Mortgage-Backed and
          and Asset-Backed Securities                  Mortgage-Backed and            Asset-Backed Securities Risk.
                     Risk.                        Asset-Backed Securities Risk.

---------------------------------------- --------------------------------------- ----------------------------------------

     Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities and other asset-backed securities. Some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Asset-backed securities are created by the grouping of certain government-related loan, automobile and credit card receivables and other lender assets, such as mortgages, into pools. Interests in these pools are sold as individual securities. Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal. Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates.

---------------------------------------- --------------------------------------- ----------------------------------------
            Foundation Fund                  Tax Strategic Foundation Fund                    Balanced Fund
---------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------- --------------------------------------- ----------------------------------------
                                                                                 o        Is subject to
o              Is NOT subject to         o              Is NOT subject to                 Below-Investment Grade Bond
          Below-Investment Grade Bond              Below-Investment Grade Bond            Risk. Balanced Fund may invest
                     Risk.                                                                its assets in below investment
                                                                                          grade bonds.
---------------------------------------- --------------------------------------- ----------------------------------------

     Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds. In addition, since Growth and Income Fund may invest in below investment grade bonds, the Fund is also more susceptible to interest rate risk and credit risk.

Are there any other risks of investing in each Fund?

     Each Fund may invest in futures and options which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of the derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

     Although not a principal investment strategy, Balanced Fund and Tax Strategic Foundation Fund may engage in dollar roll transactions, which allow them to sell a mortgage-backed security to a dealer and sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon an maturity, on a specified date.

     Although not a principal investment strategy, Balanced Fund may invest up to 25% of its assets in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities U.S. issuers. For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar may result in a corresponding change in the U.S. dollar value of securities denominated in that currency. In additional a Fund may incur costs associated with currency heeding and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase and sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.

     The Funds generally do not take portfolio turnover into account when making investment decisions, but the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year. When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders. This can also result in a Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.


                               MERGER INFORMATION

Reasons for the Merger

     At a Board of Trustees meeting held on December 8 and 9, 2004, all of the Trustees of Evergreen Equity Trust, including the Independent Trustees, considered and approved the Mergers; they determined that each Merger was in the best interests of shareholders of each of Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund and that the interests of existing shareholders of each of Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund would not be diluted as a result of the transactions contemplated by each Merger.


     Before approving the Plans, the Trustees reviewed informational materials about the Funds and the proposed Mergers. These materials set forth a comparison of various factors, the relative size of Balanced Fund compared to Foundation Fund and Tax Strategic Foundation Fund as well as the similarity of the Funds' investment goals and principal investment strategies, and specific portfolio characteristics including median market capitalization of the securities currently held by the Funds and the style of equity management. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining the Funds. As of October 8, 2004, Balanced Fund's total net assets were approximately $903 million and Foundation Fund's total net assets were approximately $1,044.7 million and Tax Strategic Foundation Fund's total net assets were approximately $110 million. By merging into Balanced Fund, shareholders of Tax Strategic Foundation Fund and Foundation Fund would have the benefit of a larger combined fund with similar investment goals and policies, and greater investment flexibility.

     The Trustees also considered the relative performance of the Funds. They noted that the performance for Balanced Fund has been higher than the performance for Foundation Fund in the past three- and five-year periods ended September 30, 2004. Balanced Fund performance for the past one year and year-to-date period ended September 30, 2004 has been lower than that of Foundation Fund. Balanced Fund performance for the past one-, three-, five- and year-to-date periods ended September 30, 2004 has been lower than that of Tax
Strategic Foundation Fund. For the one-year period ended on that date, the average annual total return for Class I shares of Foundation Fund was 9.01% and the average annual total return for Class I shares of Tax Strategic Foundation Fund was 8.64% while the average annual total return for Class I shares of Balanced Fund was 8.51%. For the three- and five year periods ended that same date, the average annual total return for the Class I shares of Foundation Fund 2.96% and 0.08%, respectively, while the average annual total return for Class I shares of Tax Strategic Foundation Fund was 4.83% and 2.15%, respectively. The average annual total return for Class I shares of Balanced Fund was 4.10% and 1.69%, respectively.


     The Trustees also considered the relative expenses for Foundation Fund, Balanced Fund and Tax Strategic Foundation Fund. They noted that the total expense ratio of Foundation Fund and of Tax Strategic Foundation Fund are significantly higher than that of Balanced Fund. In addition, the Trustees noted that if the Mergers takes place, EIMC has agreed to waive the management fee and/or reimburse expenses for a period of two years in order to maintain the expense ratio of Balanced Fund at 0.99% for Class A shares, 1.69% for Class B and C shares and 0.69% for Class I shares.

     In addition, assuming that an alternative to the Mergers would be for Foundation Fund and Evergreen Tax Strategic Foundation Fund to maintain its separate existence, EIMC believes that the prospect of dividing the resources of the Evergreen fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

     The Trustees considered the fact that since the investment objective for Tax Strategic Foundation Fund is to seek maximum after-tax total return from a combination of current investment and capital growth, whereas the investment objective for Balanced Fund is to seek long-term total return through capital growth and current income without specific regard to the after-tax nature of such total return, the merger of these Funds would result in a shareholder potentially losing this tax advantage. However, the Trustees concluded that the Tax Strategic Foundation Fund has been decreasing in its assets level, the Fund cannot continue to be viable given its size and the expenses which would have to be borne by a smaller shareholder base. The Trustees noted that the Merger would provide the shareholders with a Fund that has lower expenses similar investment goals. The Trustees also considered the fact that the Merger would be tax free, for federal income tax purposes, whereas a liquidation of the Fund would not.

         In addition, the Trustees, including the Independent Trustees, considered among other things:

o    the terms and conditions of each Merger;

o the fact that EIMC will bear the expenses incurred by Foundation Fund, Tax Strategic Fund and Balanced Fund in connection with the applicable Merger;

o the fact that Balanced Fund will assume the identified liabilities of Foundation Fund and Tax Strategic Fund;

o the fact that each Merger is expected to be tax-free for federal income tax purposes;

o the relative tax situations of Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund including realized and unrealized gains and losses; and

o alternatives available to shareholders of Foundation Fund and Tax Strategic Foundation Fund, including the ability to redeem their shares.

     During their consideration of each Merger, the Trustees met with Fund counsel, and the Independent Trustees met with counsel to the Independent Trustees, regarding the legal issues involved.

     Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Mergers would be in the best interests of Foundation Fund and Tax Strategic Foundation Fund and its shareholders, as applicable.

     The Trustees of Evergreen Equity Trust also approved each Merger on behalf of Balanced Fund.

Agreements and Plan of Reorganization

         The following summary is qualified in its entirety by reference to each Plan (Exhibit A and Exhibit B hereto).

     Each Plan provides that Balanced Fund will acquire all of the assets of Foundation Fund or Tax Strategic Foundation Fund in exchange for shares of Balanced Fund and the assumption by Balanced Fund of the identified liabilities of Foundation Fund and Tax Strategic Foundation Fund on or about April 15, 2005 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Foundation Fund and Tax Strategic Foundation Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Balanced Fund will not assume any liabilities or obligations of Foundation Fund or Tax Strategic Foundation Fund other than those reflected in an unaudited statement of assets and liabilities of prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     The number of full and fractional shares of each class of Balanced Fund to be received by the shareholders of Foundation Fund and Tax Strategic Foundation Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of Foundation Fund and Tax Strategic Foundation Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Foundation Fund and Tax Strategic Foundation Fund by the net asset value per share of the respective class of shares of Balanced Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Balanced Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

     At or prior to the Closing Date, Foundation Fund and Tax Strategic Foundation Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

     As soon after the Closing Date as conveniently practicable, Foundation Fund and Tax Strategic Foundation Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Balanced Fund received by Foundation Fund and Tax Strategic Foundation Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Foundation Fund's and Tax Strategic Foundation Fund's shareholders on Balanced Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Balanced Fund due to the Fund's shareholders. All issued and outstanding shares of Foundation Fund and Tax Strategic Foundation Fund, including those represented by certificates, will be canceled. The shares of Balanced Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Foundation Fund and Tax Strategic Foundation Fund will be terminated.

     The consummation of each Merger is subject to the conditions set forth in each Plan, including approval by Foundation Fund's and Tax Strategic Foundation Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Foundation Fund's and Tax Strategic Foundation Fund's shareholders, each Plan may be terminated (a) by the mutual agreement of Foundation Fund or Tax Strategic Foundation Fund, as applicable, and Balanced Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not each Merger is consummated, EIMC will pay the expenses incurred by Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund in connection with each Merger (including the cost of any proxy-soliciting agent). No portion of the expenses, except portfolio transaction costs incurred in disposing of securities, will be borne directly or indirectly by Foundation Fund, Tax Strategic Foundation Fund or Balanced Fund or their respective shareholders.

     If Foundation Fund or Tax Strategic Foundation Fund shareholders do not approve the applicable Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

     Each Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the applicable Merger, Foundation Fund or Tax Strategic Foundation Fund and Balanced Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of each Merger:

          (1) The transfer of all of the assets of Foundation Fund or Tax Strategic Foundation Fund solely in exchange for shares of Balanced Fund and the assumption by Balanced Fund of the identified liabilities of Foundation Fund or Tax Strategic Foundation Fund, as applicable, followed by the distribution of Balanced Fund's shares to the shareholders of Foundation Fund or Tax Strategic Foundation Fund, as applicable, in liquidation of Foundation Fund or Tax Strategic Foundation Fund, respectively, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code (with respect to Evergreen Tax Strategic Foundation Fund and section 368(a)(1)(D) with respect to Evergreen Foundation Fund), and Balanced Fund, Foundation Fund or Tax Strategic Foundation Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Balanced Fund upon the receipt of the assets of Foundation Fund or Tax Strategic Foundation Fund, as applicable, solely in exchange for the shares of Balanced Fund and the assumption by Balanced Fund of the identified liabilities of Foundation Fund or Tax Strategic Foundation Fund, as applicable;

         (3) No gain or loss will be recognized by Foundation Fund or Tax Strategic Foundation Fund, as applicable on the transfer of its assets to Balanced Fund in exchange for Balanced Fund's shares and the assumption by Balanced Fund of the identified liabilities of Foundation Fund or Tax Strategic Foundation Fund or upon the distribution (whether actual or constructive) of Balanced Fund's shares to Foundation Fund's or Tax Strategic Foundation Fund's, shareholders, as applicable, in exchange for their shares of Foundation Fund or Tax Strategic Foundation Fund;

         (4) No gain or loss will be recognized by Foundation Fund's or Tax Strategic Foundation Fund's shareholders, as applicable, upon the exchange of their shares of Foundation Fund or Tax Strategic Foundation Fund, as applicable for shares of Balanced Fund in liquidation of Foundation Fund or Tax Strategic Foundation Fund;

         (5) The aggregate tax basis of the shares of Balanced Fund received by each shareholder of Foundation Fund or Tax Strategic Foundation Fund, as applicable, pursuant to the respective Merger will be the same as the aggregate tax basis of the shares of Foundation Fund or Tax Strategic Foundation Fund, as applicable, held by such shareholder immediately prior to the Merger, and the holding period of the shares of Balanced Fund received by each shareholder of Foundation Fund or Tax Strategic Foundation Fund, as applicable, will include the period during which the shares of Foundation Fund or Tax Strategic Foundation Fund exchanged therefore were held by such shareholder (provided that the shares of Foundation Fund and Tax Strategic Foundation Fund were held as a capital asset on the date of the applicable Merger); and

         (6) The tax basis of the assets of Foundation Fund or Tax Strategic Foundation Fund, as applicable, acquired by Balanced Fund will be the same as the tax basis of such assets to Foundation Fund or Tax Strategic Foundation Fund, as applicable, immediately prior to the respective Merger, and the holding period of such assets in the hands of Balanced Fund will include the period during which the assets were held by Foundation Fund or Tax Strategic Foundation Fund, as applicable.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Foundation Fund or Tax Strategic Foundation Fund, as applicable, would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Balanced Fund shares he or she received. Shareholders of Foundation Fund and Tax Strategic Foundation Fund should consult their tax advisors regarding the effect, if any, of the applicable proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of each proposed Merger, shareholders of Foundation Fund and Tax Strategic Foundation Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the applicable Merger.

     As of October 31, 2004, Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund had capital loss carryforwards of approximately $103.6 million, $2.8 million and $111.4 million, respectively. The utilization of these capital loss carryforwards by Balanced Fund following each Merger will be subject to various limitations prescribed by the Code, which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:

         1) For Balanced Fund's taxable year that includes the date of the Merger, utilization of Tax Strategic Foundation Fund's capital loss carryforward would be limited to approximately $4.4 million. For subsequent years, the limitation would be $4.6 million per year. Unused portions of this limitation can be used in subsequent years. The capital loss carryforwards will fully expire by March 31, 2010, at which time it will no longer be available to offset future gains.

         2) For Balanced Fund's taxable year that includes the date of the Merger, utilization of its own capital loss carryforwards would be limited to approximately $36.5 million. For subsequent years, the limitation would be $38.0 million per year. Unused portions of this limitation can be used in subsequent years. The capital loss carryforward will fully expire by March 31, 2011, at which time it will no longer be available to offset future gains.

         3) For Balanced Fund's taxable year that includes the date of the Merger, utilization of Balanced Fund and Tax Strategic Foundation Fund capital loss carryforwards would be limited to Balanced Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the Merger and the denominator which is 365.

         4) For Balanced Fund's taxable years ending after the date of the Merger, the capital loss carryforward may be used only to offset gains attributable to post-Merger appreciation of the combined assets and the pre-Merger appreciation attributable to the respective Fund whose capital loss carryforward is being utilized. This limitation expires five years after the date of the Merger.

     The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro Forma Capitalization

     The following table sets forth the capitalizations of Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund as of September 30, 2004, the capitalization of Balanced Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 2.02, 2.01, 2.01 and 2.03 for Class A, Class B, Class C and Class I shares, respectively, of Balanced Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Foundation Fund; and an exchange ratio of approximately 1.94, 1.94, 1.93 and
1.96 for Class A, Class B, Class C and Class I shares of Balanced Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Tax Strategic Foundation Fund.


        Capitalization of Foundation Fund, Tax Strategic Foundation Fund,
                   Balanced Fund and Balanced Fund (Pro Forma)

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                       Foundation Fund     Tax Strategic       Balanced Fund       Adjustments        Balanced Fund
                                          Foundation Fund                                              (Pro Forma)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Net Assets
Class A                    $387,300,787         $45,553,003       $620,284,095                 N/A     $1,053,137,885
Class B                    $338,790,558         $52,101,881        $86,559,942                 N/A       $477,452,381
Class C                     $85,616,088          $9,749,568        $14,350,179                 N/A       $109,715,835
Class I                    $222,107,797          $1,708,360       $172,381,780                 N/A       $396,197,937
                           ------------          ----------       ------------                           ------------
Total Net Assets         $1,033,815,230        $109,112,812       $893,575,996                 N/A     $2,036,504,038
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Net Asset Value Per
Share
Class A                          $16.24              $15.58              $8.02                 N/A              $8.02
Class B                          $16.15              $15.57              $8.02                 N/A              $8.02
Class C                          $16.14              $15.54              $8.03                 N/A              $8.03
Class I                          $16.24              $15.62              $7.99                 N/A              $7.99
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Shares Outstanding
Class A                      23,848,733           2,923,059         77,343,264          27,200,689        131,315,745
Class B                      20,972,368           3,346,757         10,794,429          24,427,171         59,540,725
Class C                       5,303,847             627,236          1,786,212           5,939,347         13,656,642
Class I                      13,679,619             109,338         21,579,809          14,229,731         49,598,497
                             ----------             -------         ----------          ----------         ----------
Total Shares                 63,804,567           7,006,390        111,503,714          71,796,938        254,111,609
Outstanding
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

     The following table sets forth the capitalizations of Foundation Fund and Balanced Fund as of September 30, 2004 and the capitalization of Balanced Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 2.02, 2.01, 2.01 and 2.03 for Class A, Class B, Class C and Class I shares, respectively, of Balanced Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Foundation Fund.

          Capitalization of Foundation Fund, Balanced Fund and Balanced
                                Fund (Pro Forma)

----------------------------------- -------------------- -------------------- --------------------- --------------------
                                      Foundation Fund       Balanced Fund         Adjustments          Balanced Fund
                                                                                                        (Pro Forma)
----------------------------------- -------------------- -------------------- --------------------- --------------------
----------------------------------- -------------------- -------------------- --------------------- --------------------
Net Assets
Class A                                    $387,300,787         $620,284,095                   N/A       $1,007,584,882
Class B                                    $338,790,558          $86,559,942                   N/A         $425,350,500
Class C                                     $85,616,088          $14,350,179                   N/A          $99,966,267
Class I                                    $222,107,797        $172,381,780                    N/A        $394,489,577
                                           -----------         -------------                              ------------
Total Net Assets                         $1,033,815,230         $893,575,996                   N/A       $1,927,391,226
----------------------------------- -------------------- -------------------- --------------------- --------------------
----------------------------------- -------------------- -------------------- --------------------- --------------------
Net Asset Value Per Share
Class A                                          $16.24                $8.02                   N/A                $8.02
Class B                                          $16.15                $8.02                   N/A                $8.02
Class C                                          $16.14                $8.03                   N/A                $8.03
Class I                                          $16.24                $7.99                   N/A                $7.99
----------------------------------- -------------------- -------------------- --------------------- --------------------
----------------------------------- -------------------- -------------------- --------------------- --------------------
Shares Outstanding
Class A                                      23,848,733           77,343,264            24,443,759          125,635,756
Class B                                      20,972,368           10,794,429            21,276,530           53,043,327
Class C                                       5,303,847            1,786,212             5,353,030           12,443,089
Class I                                     13,679,619           21,579,809             14,125,205          49,384,633
                                            -----------          -----------            ----------          ----------
Total Shares Outstanding                     63,804,567          111,503,714            65,198,524          240,506,805
----------------------------------- -------------------- -------------------- --------------------- --------------------

     The following table sets forth the capitalizations of Tax Strategic Foundation Fund and Balanced Fund as of September 30, 2004 and the capitalization of Balanced Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.94, 1.94, 1.93 and 1.96 for Class A, Class B, Class C and Class I shares, respectively, of Balanced Fund issued for each Class A, Class B, Class C and Class I shares, respectively, of Tax Strategic Foundation Fund.


       Capitalization of Tax Strategic Foundation Fund, Balanced Fund and

                            Balanced Fund (Pro Forma)

----------------------------------- -------------------- -------------------- --------------------- --------------------
                                       Tax Strategic        Balanced Fund         Adjustments          Balanced Fund
                                      Foundation Fund                                                   (Pro Forma)
----------------------------------- -------------------- -------------------- --------------------- --------------------
----------------------------------- -------------------- -------------------- --------------------- --------------------
Net Assets
Class A                                     $45,553,003         $620,284,095                   N/A         $665,837,098
Class B                                     $52,101,881          $86,559,942                   N/A         $138,661,823
Class C                                      $9,749,568          $14,350,179                   N/A          $24,099,747
Class I                                     $1,708,360          $172,381,780                   N/A        $174,090,140
                                            -----------         -----------                    ---        ------------
Total Net Assets                           $109,112,812         $893,575,996                   N/A       $1,002,688,808
----------------------------------- -------------------- -------------------- --------------------- --------------------

----------------------------------- -------------------- -------------------- --------------------- --------------------
Net Asset Value Per Share
Class A                                          $15.58                $8.02                   N/A                $8.02
Class B                                          $15.57                $8.02                   N/A                $8.02
Class C                                          $15.54                $8.03                   N/A                $8.03
Class I                                          $15.62                $7.99                   N/A                $7.99
----------------------------------- -------------------- -------------------- --------------------- --------------------
----------------------------------- -------------------- -------------------- --------------------- --------------------
Shares Outstanding
Class A                                       2,923,059           77,343,264             2,756,930           83,023,253
Class B                                       3,346,757           10,794,429             3,150,640           17,291,826
Class C                                         627,236            1,786,212               586,318            2,999,766
Class I                                        109,338           21,579,809                104,525          21,793,672
                                               --------          -----------            ----------          ----------
Total Shares Outstanding                      7,006,390          111,503,714             6,598,413          125,108,517
----------------------------------- -------------------- -------------------- --------------------- --------------------

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of each Merger.

Distribution of Shares

     Evergreen Investment Services, Inc. ("EIS"), acts as principal underwriter of the shares of Balanced Fund, Foundation Fund and Tax Strategic Foundation Fund. EIS distributes each Fund's shares directly or through broker-dealers, banks, or other financial intermediaries. Each Fund offers four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

     In the proposed Mergers, Foundation Fund and Tax Strategic Foundation Fund shareholders will receive shares of Balanced Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Mergers will be effected at net asset value without the imposition of a sales charge, Foundation Fund or Tax Strategic Foundation Fund shareholders will receive Balanced Fund shares without paying any front-end sales charge or CDSC as a result of the Mergers. Balanced Fund Class B and Class C shares received by Foundation Fund or Tax Strategic Foundation Fund shareholders as a result of the Mergers will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Foundation Fund or Tax Strategic Foundation Fund shares and will be subject to the CDSC schedule applicable to Foundation Fund or Tax Strategic Foundation Fund shares on the date of the original purchase of such shares.

     The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of Balanced Fund which will be received by Foundation Fund or Tax Strategic Foundation Fund shareholders in the Mergers. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

     Class A Shares. Class A shares may pay a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Balanced Fund. No front-end sales charge will be imposed on Class A shares of Balanced Fund received by Foundation Fund or Tax Strategic Foundation Fund shareholders as a result of the Merger.

     Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Foundation Fund or Tax Strategic Foundation Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Foundation Fund or Tax Strategic Foundation Fund were originally purchased.

     Class B shares are subject to higher distribution-related and shareholder servicing-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

     Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Foundation Fund or Tax Strategic Foundation Fund in connection with the Mergers will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

     Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Funds.

         Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.

     Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

         Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, Inc. following the Mergers, Balanced Fund may make distribution-related and shareholder servicing-related payments with respect to Foundation Fund or Tax Strategic Foundation Fund shares sold prior to the Mergers.

     Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

     No Rule 12b-1 plan has been adopted for the Class I shares of each Fund.


Calculating the Share Price

     The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund's total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund's NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

     The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

     Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

     Each security held by a Fund is valued using the most current market price quotations for that security. However, the Funds will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; or (iii) closing quotations as received from an outside source do not reflect the current market value. The Fund will price these securities at a fair value according to policies established by the Fund's Board of Trustees.

     Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund which holds securities priced at fair value, this may have the effect of diluting or increasing the shareholder's investment.

         Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

     Balanced Fund, although not a principal investment strategy, may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.


Purchase and Redemption Procedures

     Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see "How to Buy Shares - Minimum Investments" in each Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Each Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment requirement of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


Short-Term Trading Policy

     Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund's shares.

     To limit the negative effects on the funds of short-term trading, the Funds have adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one Evergreen fund to another Evergreen fund and back to the original fund. In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

     The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Funds' ability to detect and prevent trading that would violate these restrictions. For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds. In the case of omnibus accounts, the Funds may not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds' trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them.


Exchange Privileges

     Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen Fund. Each Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

     Each Fund distributes its investment company taxable income quarterly and distributes its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

     After the Mergers, shareholders of Foundation Fund and Tax Strategic Foundation Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Balanced Fund reinvested in shares of Balanced Fund. Shareholders of Foundation Fund and Tax Strategic Foundation Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Balanced Fund in cash after the Mergers, although they may, after the Mergers, elect to have such dividends and/or distributions reinvested in additional shares of Balanced Fund.

     Each of Balanced Fund, Foundation Fund and Tax Strategic Foundation Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

     Each Fund is a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as a "Declaration of Trust"), its Amended and Restated By-Laws, a Board of Trustees and applicable Delaware and federal law.

Capitalization

     The beneficial interests in Balanced Fund, Foundation Fund and Tax Strategic Foundation Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Evergreen Equity Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

     Evergreen Equity Trust on behalf of Balanced Fund, Foundation Fund and Tax Strategic Foundation Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. In addition, Evergreen Equity Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Equity Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to each Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

     Under the Declaration of Trust of Evergreen Equity Trust, each share of Balanced Fund, Foundation Fund and Tax Strategic Foundation Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

     In the event of the liquidation of Balanced Fund, Foundation Fund or Tax Strategic Foundation Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

     Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Equity Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

     This prospectus/proxy statement is being sent to shareholders of Foundation Fund and Tax Strategic Foundation Fund in connection with a solicitation of proxies by the Trustees of Evergreen Equity Trust, to be used at the Special Meetings of Shareholders (the "Meetings") to be held at 2:00 p.m., Eastern time, April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Foundation Fund and Tax Strategic Foundation Fund on or about February 18, 2005. Only shareholders of record as of the close of business on January 14, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by an affirmative vote of the majority of outstanding shares. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

     Approval of the Mergers  will  require the  affirmative  vote of a majority
(greater than 50%) of Foundation Fund's or Tax Strategic Foundation Fund's outstanding shares, with all classes of a Fund voting together as a single class at a Meeting at which a quorum (at least 25% of the Fund's shares entitled to vote) is present.

     In voting for the Mergers, all classes of Foundation Fund or Tax Strategic Foundation Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar of net asset value applicable to such share. Fractional shares are entitled to proportionate shares of one vote.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Foundation Fund or Tax Strategic Foundation Fund (who will not be paid for their soliciting activities). In addition, Investor Connect, the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meetings, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

     If Foundation Fund and Tax Strategic Foundation Fund shareholders do not vote to approve their respective Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve a Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Equity Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if a Merger is consummated, shareholders will be free to redeem the shares of Balanced Fund which they receive in the transaction at their then-current net asset value. Shares of Foundation Fund and Tax Strategic Foundation Fund may be redeemed at any time prior to the consummation of the applicable Merger. Shareholders of Foundation Fund and Tax Strategic Foundation Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the applicable Merger or exchanging such shares in the applicable Merger.

     Foundation Fund and Tax Strategic Foundation Fund do not hold annual shareholder meetings. If a Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

     The votes of the shareholders of Balanced Fund are not being solicited by this prospectus/proxy statement and are not required to carry out each Merger.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Foundation Fund and Tax Strategic Foundation Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information


         As of the Record Date, the following number of each class of shares of beneficial interest of Foundation Fund and Tax Strategic Foundation Fund was outstanding:

                   --------------------------------- ------------------------------- --------------------------------
                   Class of Shares                   Evergreen Foundation Fund       Evergreen Tax Strategic
                                                                                     Foundation Fund
                   --------------------------------- ------------------------------- --------------------------------
                   --------------------------------- ------------------------------- --------------------------------
                   Class A                           23,360,650.632                  3,297,406.592
                   Class B                           17,477,245.710                  2,533,919.460
                   Class C                           4,821,078.624                   598,611.852
                   Class I                           12,124,479.254                  105,671.208
                   All Classes                       57,783,454.220                  6,535,609.112
                   --------------------------------- ------------------------------- --------------------------------

     As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Foundation Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Foundation Fund's outstanding shares as of the Record Date:

------------------------------------------------------ ------------ ------------------ ------------------- -------------------
Name and Address                                          Class       No. of Shares      Percentage of       Percentage of
                                                                                        Shares of Class     Shares of Class
                                                                                         Before Merger        After Merger
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
FLEET NATIONAL BANK ING/FLEET                               I         1,367,957.655          11.28%              6.52%
NON-DIS DIR TTEE AGRMT ING
NATIONAL TRUST 403(B) ACCOUNT
CENTRAL VAL UNIT
C/O GORDON ELROD
151 FARMINGTON AVENUE TS31
HARTFORD, CT  06156-0001
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
WACHOVIA BANK                                               I         1,133,377.63           9.35%               5.40%
401K ACCOUNTS
1525 WEST WT HARRIS BOULEVARD
CHARLOTTE, NC  28288-0001
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
CHARLES SCHWAB & CO INC                                     I         1,075,053.767          8.87%               5.12%
SPECIAL CUSTODY ACCOUNT
FBO EXCLUSIVE BENEFIT OF CUSTOMERS
REINVEST ACCOUNT
ATTN: MUTUAL FUND ADMINISTRATION
101 MONTGOMERY STREET
SAN FRANCISCO, CA  94104-4122
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
WACHOVIA BANK                                               I          1002941.284           8.27%               4.78%
REINVEST ACCOUNT
TRUST ACCOUNTS
1525 WEST WT HARRIS BOULEVARD
CHARLOTTE, NC  28288-0001
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
------------------------------------------------------ ------------ ------------------ ------------------- -------------------
ING LIFE INSURANCE & ANNUITY CO                                        679,061.777           5.60%               3.24%
CENTRAL VALUATION UNIT
ATTN: JACKIE JOHNSON-CONVEYOR TS
31 051 FARMINGTON AVENUE
HARTFORD, CT  06156-0001
------------------------------------------------------ ------------ ------------------ ------------------- -------------------

     As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Tax Strategic Foundation Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Tax Strategic Foundation Fund's outstanding shares as of the Record Date:

------------------------------------------------------------ -------- ---------------- ------------------- --------------------
Name and Address                                              Class    No. of Shares     Percentage of       Percentage of
                                                                                        Shares of Class     Shares of Class
                                                                                         Before Merger        After Merger
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
MLPF&S                                                          B       317,631.471          12.53%               1.22%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DRIVE, E. 2ND FLOOR
JACKSONVILLE, FL  32246-6484
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
MLPF&S                                                          C       844,84.145           14.11%               1.28%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DRIVE, E 2ND FLOOR
JACKSONVILLE, FL  32246-6484
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
CHARLES SCHWAB & CO INC                                         I       11,516.326           10.90%               0.05%
SPECIAL CUSTODY ACCOUNT
FBO EXCLUSIVE BENEFIT OF
CUSTOMERS REINVEST ACCOUNT
ATTN: MUTUAL FUND ADMINISTRATION
101 MONTGOMERY STREET
SAN FRANCISCO, CA  94104-4122
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
NORMAN REDLICH                                                  I       10,449.253           9.89%                0.05%
EVELYN REDLICH  JT TEN
480 PARK AVENUE, APT 5G
NEW YORK, NY  10022-1613
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
WACHOVIA BANK                                                   I        8,173.412           7.73%                0.04%
CASH ACCOUNT
TRUST ACCOUNTS
1525 WEST WT HARRIS BOULEVARD
CHARLOTTE, NC  28288-0001
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
------------------------------------------------------------ -------- ---------------- ------------------- --------------------
NATIONAL INVESTOR SERVICES                                      I        6,429.760           6.08%                0.03%
55 WATER STREET, 32ND FLOOR
NEW YORK, NY  10041-3299
------------------------------------------------------------ -------- ---------------- ------------------- --------------------

     As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Balanced Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Balanced Fund's outstanding shares as of the Record Date:

------------------------------------------------------------ ------- ------------------ ------------------ --------------------
Name and Address                                             Class     No. of Shares     Percentage of       Percentage of
                                                                                        Shares of Class     Shares of Class
                                                                                          Before Merger       After Merger
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
CITIGROUP GLOBAL MARKETS INC                                   C        324,300.097          17.20%               2.55%
333 WEST 34TH STREET
NEW YORK, NY  10001-2402
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
WACHOVIA BANK                                                  I       4,298,781.271         24.18%              10.09%
401K ACCOUNTS
1525 WEST WT HARRIS BOULEVARD
CHARLOTTE, NC  28288-0001
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
WACHOVIA BANK                                                  I       3,503,572.678         19.70%               8.22%
CASH/REINVEST ACCOUNT NC
ATTN: TRUST OPERATION FUND GROUP
401 S. TRYON STREET, 3RD FLOOR, CMG 1151
CHARLOTTE, NC  28202-1934
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
WACHOVIA BANK TRUST ACCOUNTS                                   I       3,288,465.847         18.49%               7.72%
301 S. TRYON STREET, 11TH FLOOR CMG-1151
CHARLOTTE, NC  28202
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
SEI PRIVATE TRUST COMPANY                                      I       2,186,048.625         12.29%               5.13%
C/O WACHOVIA BANK
ATTN: MUTUAL FUND ADMINISTRATION
ONE FREEDOM VALLEY DRIVE
OAKS, PA  19456
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
SEI PRIVATE TRUST COMPANY                                      I       1,930,610.826         10.86%               4.53%
C/O WACHOVIA BANK
ATTN: MUTUAL FUND ADMINISTRATION
ONE FREEDOM VALLEY DRIVE
OAKS, PA  19456
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
------------------------------------------------------------ ------- ------------------ ------------------ --------------------
WACHOVIA BANK                                                  I       1,878,174.313         10.56%               4.41%
TRUST ACCOUNTS
301 S. TRYON STREET, CMG-1151
CHARLOTTE, NC  28202
------------------------------------------------------------ ------- ------------------ ------------------ --------------------

THE TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMEND APPROVAL OF THE PLANS AND ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLANS


                        FINANCIAL STATEMENTS AND EXPERTS

     The annual reports of Balanced Fund and Foundation Fund as of March 31, 2004 and Tax Strategic Foundation Fund as of October 31, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The semi-annual reports of Balanced Fund and Foundation Fund as of September 30, 2004 and Tax Strategic Foundation Fund as of April 30, 2004 and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Balanced Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.


                             ADDITIONAL INFORMATION

     Foundation Fund, Tax Strategic Foundation Fund and Balanced Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279.


                                 OTHER BUSINESS

     The Trustees of Evergreen Equity Trust do not intend to present any other business at the Meetings. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



February 18, 2005

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:



     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan                        John Doe, Trustee


     TRUST ACCOUNTS

     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

       VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Call the toll-free number indicated on your proxy card. 3. Enter the control number found on your proxy card. 4. Follow the simple recorded instructions.

           VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Go to the website indicated on your proxy card and follow the voting instructions.



     The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Investor Connect, our proxy solicitor, at 800.780.7505 (toll free).

                                                                      EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Balanced Fund series (the "Acquiring Fund"), and Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Foundation Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class I shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 15, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing, and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at March 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since March 31, 2004 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at March 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since March 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

          7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(D) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                   EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN FOUNDATION FUND


                     By:  /s/ Michael Koonce
                          ---------------------------------------
                     Name:    Michael Koonce
                     Title:   Authorized Officer



                   EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN BALANCED FUND


                     By:  /s/ Catherine F. Kennedy
                          ---------------------------------------
                     Name:    Catherine F. Kennedy
                     Title:   Authorized Officer

                                                                       EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Balanced Fund series (the "Acquiring Fund"), and Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Tax Strategic Foundation Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class I shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 15, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing, and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at October 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since October 31, 2004 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at March 31, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since March 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

          7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are an independent registered public accounting firm with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.




                             EVERGREEN EQUITY TRUST ON BEHALF OF
                             EVERGREEN TAX STRATEGIC FOUNDATION FUND


                                By:  /s/ Michael Koonce
                                     -------------------------------------------
                                Name:    Michael Koonce
                                Title:   Authorized Officer




                                EVERGREEN EQUITY TRUST ON BEHALF OF
                                EVERGREEN BALANCED FUND


                                By: /s/ Catherine F. Kennedy
                                    --------------------------------------------
                                Name:    Catherine F. Kennedy
                                Title:   Authorized Officer

                     FUND AT A GLANCE as of March 31, 2004

                                 MANAGEMENT TEAM

                             Patricia A. Bannan, CFA
                           Large Cap Core Growth Team
                                  Lead Manager
                         Tattersall Advisory Group, Inc.
                           CURRENT INVESTMENT STYLE 2





2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004. The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization. The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

          PERFORMANCE AND RETURNS 1 Portfolio inception date: 9/11/1935


                                           Class A       Class B        Class C       Class I
Class inception date                      1/20/1998     9/11/1935      1/22/1998     1/26/1998
Nasdaq symbol                               EKBAX         EKBBX          EKBCX         EKBYX
Average annual return*
1 year with sales charge                   13.97%         15.06%        18.91%          N/A
1 year w/o sales charge                    20.90%         20.06%        19.91%         21.03%
5 year                                      0.50%         0.64%          0.93%         1.90%
10 year                                     7.52%         7.64%          7.66%         8.30%

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information as of the recent month end for the A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

                                LONG-TERM GROWTH





------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Balanced Fund                S&P 500                      LBABI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/94                       $9,428                      $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/95                      $10,046                      $11,557                      $10,499
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/96                      $12,330                      $15,267                      $11,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/97                      $13,902                      $18,294                      $12,203
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/98                      $17,655                      $27,074                      $13,665
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/99                      $18,984                      $32,072                      $14,552
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/00                      $21,621                      $37,826                      $14,825
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/01                      $19,304                      $29,627                      $16,682
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/02                      $19,496                      $29,698                      $17,574
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/03                      $17,085                      $22,344                      $19,628
------------------------------- ---------------------------- ---------------------------- ----------------------------



Comparison of a $10,000 investment in Evergreen Balanced Fund Class A shares, 1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI). The S&P 500 and the LBABI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
                                        4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 20.90% for the twelve-month period ended March 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmarks, the S&P 500 Index (S&P 500) returned 35.12% and the Lehman Brothers Aggregate Bond Index (LBABI) returned 5.40%. In the twelve-month period ended March 31, 2004, smaller capitalization stocks outperformed larger capitalization stocks, value outperformed growth stocks, lower quality outperformed higher quality stocks and higher risk outperformed lower risk stocks. This was mainly due to an oversold stock market coupled with much better economic growth and earnings performance. In the bond market, corporate bonds, benefiting from improving expectations of corporate profitability, outperformed U.S. Treasuries and other high-grade securities. The fund's equity portion continues to focus on high quality, large capitalization stocks, many of which performed well on an absolute basis, but whose performance lagged in comparison to their lower quality counterparts. Consequently, the fund's equity portion of the fund underperformed the S&P 500. The biggest detractor to performance of the equity portion was the technology sector. Our commitment to market leaders hurt performance on a relative basis. Not owning many of the more leveraged companies also detracted from performance. A bright spot within technology was our overweight in the semiconductor industry. On the positive front, investments in the industrial sector made a material contribution. We were overweight in this strongly performing sector and had good stock selection.

At the start of the last fiscal year, the fixed-income manager's Tattersal Advisory Group, kept portfolio duration close to that of the benchmark LBABI for the fixed income portion of the fund. Late in the twelve-month period, the fixed income portion reduced duration further in anticipation of an imminent rise in interest rates, which can undermine bond prices. We ended the period slightly underweight in duration to the LBABI. With the yield of the ten-year Treasury rising almost a full percent over the last month of the year, shorter portfolio durations were beneficial to portfolio returns. An overweight position in mortgages was maintained until late in 2003 when it was reduced somewhat in response to that sector's strong performance. The best performance over the year for the fixed income portion came from the corporate sector, and the fund was overweight in corporate bonds for the first half of the year. Corporate yield spreads narrowed significantly early in the period, and we took advantage of the decline in yield spreads to take profits off the table, and reduce our overweight to the higher quality portion of the corporate sector. We ended the year underweight the corporate sector. Overall, our sector decisions had a positive impact on portfolio returns during the period. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment. The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders. Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares. The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of March 31, 2004, and subject to change.

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                            EVERGREEN FOUNDATION FUND
                                       and
                     EVERGREEN TAX STRATEGIC FOUNDATION FUND

                                Each a Series of

                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

                        By and In Exchange For Shares of

                             EVERGREEN BALANCED FUND

                                Also a Series of

                             EVERGREEN EQUITY TRUST

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Foundation Fund ("Foundation Fund") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund"), each a series of Evergreen Equity Trust, to Evergreen Balanced Fund ("Balanced Fund"), also a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A, Class B, Class C and Class I shares, of Foundation Fund and Tax Strategic Foundation Fund, respectively) of beneficial interest, $0.001 par value per share, of Balanced Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Tax Strategic Foundation Fund dated March 1, 2004, as supplemented April 1, 2004, May 1, 2004 and October 1, 2004;

(2) The Statement of Additional Information of Balanced Fund and Foundation Fund dated August 1, 2004, as supplemented October 1, 2004;

(3)  Annual report of Balanced Fund, dated March 31, 2004;

(4)  Annual report of Foundation Fund, dated March 31, 2004;

(5)  Annual report of Tax Strategic Foundation Fund, dated October 31, 2004;

(6)  Semi-annual  report of Balanced Fund, dated September 30, 2004;

(7)  Semi-annual report of Foundation  Fund,  dated September 30, 2004;

(8)  Semi-annual report of Tax Strategic Foundation Fund, dated
     April 30, 2004; and

(9)  Pro Forma Financial Statements as of September 30, 2004.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Foundation Fund and Tax Strategic Foundation Fund dated February 18, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the address and phone number set forth above.

     The date of this Statement of Additional Information is February 18, 2005.

                          SUPPLEMENT TO THE PROSPECTUS
                  AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
                        OF EVERGREEN TAX STRATEGIC FUNDS


         Evergreen Tax Strategic Foundation Fund (the "Fund")

         Effective April 1, 2004, the section of the prospectus entitled "Expenses" for the Fund is revised to reflect a change in the management fee structure as follows:

         Annual Fund Operating Expenses for the Fund are based on the Fund's fiscal year ended 10/31/2003.

   Evergreen Tax Strategic Foundation Fund

   Annual Fund Operating Expense (expenses that are deducted from Fund assets)*

                                               Class A             Class B            Class C           Class I
   Management Fees                              0.55%               0.55%              0.55%             0.55%
   12b-1 Fees                                   0.30%               1.00%              1.00%             0.00%
   Other Expenses                               0.36%               0.36%              0.36%             0.36%
                                                -----               -----              -----              -----
    Total Fund Operating Expenses               1.21%               1.91%              1.91%             0.91%
   *These fees have been restated to reflect current fees.

   Example of Fund Expenses

                              Assuming Redemption At End of Period                     Assuming No Redemption
   After:            Class A        Class B         Class C         Class I          Class B            Class C
   1 year              $691           $694            $294            $93             $194               $194
   3 years             $937           $900            $600           $290             $600               $600
   5 years            $1,202         $1,232          $1,032          $504            $1,032             $1,032
   10 years           $1,957         $2,051          $2,233         $1,120           $2,051             $2,233

         Effective April 1, 2004, the sub-section in part one of the Fund's Statement of Additional Information entitled "EXPENSES - Advisory Fees" is revised to reflect a change in the management fee structure as follows:

         EIMC is entitled to receive from the Fund an annual fee based on the Fund's average daily net assets as follows:

                  ---------------------------------- -------------------------
                      Average Daily Net Assets                 Fee
                  ---------------------------------- -------------------------
                  ---------------------------------- -------------------------
                         First $500 million                   0.55%
                  ---------------------------------- -------------------------
                  ---------------------------------- -------------------------
                          Next $500 million                   0.50%
                  ---------------------------------- -------------------------
                  ---------------------------------- -------------------------
                          Next $500 million                   0.45%
                  ---------------------------------- -------------------------
                  ---------------------------------- -------------------------
                          Over $1.5 billion                   0.40%
                  ---------------------------------- -------------------------


April 1, 2004                                              569328 (4/04)

                         SUPPLEMENT TO THE PROSPECTUSES
                 AND STATEMENTS OF ADDITIONAL INFORMATION (SAIs)
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                             EVERGREEN SECTOR FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                            EVERGREEN BALANCED FUNDS
                          EVERGREEN EQUITY INDEX FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")

     Effective May 1, 2004, Evergreen Investment Services, Inc. ("EIS") will replace Evergreen Distributor, Inc. ("EDI") as the distributor to the Funds. EIS, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly owned subsidiary of Wachovia Corporation. Any references to EDI in all of the prospectuses and the SAIs for the Funds should be replaced with EIS. Also, a sentence is now added to the end of the paragraph located in part one of the SAIs under the section entitled "Underwriting Commissions" as follows: Amounts paid prior to May 1, 2004 were paid to Evergreen Distributor, Inc., the Funds' previous distributor.



May 1, 2004                                                    569619  (5/04)

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                            EVERGREEN BALANCED FUNDS
                             EVERGREEN SECTOR FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")


         Effective October 1, 2004, the following sections of each Fund's Statement of Additional Information ("SAI") have been revised as follows.

PURCHASE AND REDEMPTION OF SHARES

This section is replaced in its entirety with the following:

                  You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

         Class A Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

                  There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

                  In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value
         (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund.

         Class B Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

                  Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

         Contingent Deferred Sales Charge

                  The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

         Redemption-in-kind

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

         Exchanges

                  Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

         Automatic Reinvestment

                  As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


SALES CHARGE WAIVERS AND REDUCTIONS

         This section is eliminated. Any relevant information from this section has been included under the revised "PURCHASE AND REDEMPTION OF SHARES" section above.


BROKERAGE

         This section is revised to state that when selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.


MANAGEMENT OF THE TRUST

         The sub-section entitled "Trustee Ownership of Fund Shares" within this section is replaced in its entirety with the following:

         Trustee Ownership of Evergreen Funds Shares

                  Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

------------------------------- -------------------------------------------- --------------------
--------------------
                                                                                                   Aggregate
Dollar
                                                                               Dollar Range of         Range of
           Trustee                                 Fund                      Investment in Fund     Investments in
                                                                              as of 12/31/2003      Evergreen
Funds
                                                                                                        Complex
=============================== ============================================ ====================
====================
=============================== ============================================ ====================
====================
Charles A. Austin III*          Evergreen Health Care Fund                   $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- --------------------
--------------------
=============================== ============================================ ====================
====================
Shirley L. Fulton**             N/A
------------------------------- -------------------------------------------- --------------------
--------------------
=============================== ============================================ ====================
====================
K. Dun Gifford                  Evergreen Growth and Income Fund             $10,001-$50,000      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
--------------------
=============================== ============================================ ====================
====================
=============================== ============================================ ====================
====================
Dr. Leroy Keith, Jr.            Evergreen Limited Duration Fund              $1-$10,000           $1-$10,000
=============================== ============================================ ====================
====================
------------------------------- -------------------------------------------- --------------------
--------------------

Gerald M. McDonnell*            Evergreen Emerging Markets Growth Fund       $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
--------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- --------------------
--------------------
=============================== ============================================ ====================
====================
=============================== ============================================ ====================
====================
William Walt Pettit*            Evergreen Aggressive Growth Fund             $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Emerging Markets Growth Fund       $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Global Leaders Fund                $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $1-$10,000
------------------------------- ============================================ ====================
--------------------
=============================== ============================================ ====================
====================
David M. Richardson             Evergreen Equity Index Fund                  $10,001-$50,000      $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
=============================== ============================================ ====================
====================
=============================== ============================================ ====================
====================
Dr. Russell A. Salton, III***   See below
------------------------------- -------------------------------------------- --------------------
--------------------
=============================== ============================================ ====================
====================
Michael S. Scofield*            Evergreen Aggressive Growth Fund             $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Balanced Fund                      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Core Bond Fund                     $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Index Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Short Intermediate Bond Fund       $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Treasury Money Market Fund         Over $100,000
------------------------------- -------------------------------------------- --------------------
--------------------
=============================== ============================================ ====================
====================
                                Evergreen Connecticut Municipal Bond Fund    $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Income Advantage Fund              $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen International Equity Fund          $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Managed Income Fund                $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Tax Strategic Foundation Fund      $50,001-$100,000
=============================== ============================================ ====================
====================
=============================== ============================================ ====================
====================
Richard K. Wagoner              Evergreen Emerging Growth Fund               $50,001-$100,000     Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Municipal Money Market Fund        $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Special Values Fund                Over $100,000
------------------------------- -------------------------------------------- --------------------
--------------------
=============================== ============================================ ====================
====================
=============================== ============================================ ====================
====================

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.

October 1, 2004                                                XXXXXX (10/04)

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 1.800.343.2898

                               TAX STRATEGIC FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2004

              Evergreen Tax Strategic Foundation Fund (the "Fund")

        The Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").


         This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund. It is not a prospectus but should be read in conjunction with the prospectus of the Fund, dated March 1, 2004, as supplemented from time to time. The Fund is offered through a single prospectus offering Class A, Class B, Class C and Class I shares. You may obtain a copy of the prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Fund. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are making or contemplating an investment.

         Certain information may be incorporated by reference to the Fund's Annual Report dated October 31, 2003. You may obtain a copy of the Fund's Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY................................................................1-1
INVESTMENT POLICIES..........................................................1-1
OTHER SECURITIES AND PRACTICES...............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.............................................1-3
EXPENSES.....................................................................1-4
PERFORMANCE..................................................................1-8
COMPUTATION OF CLASS A OFFERING PRICE....................................... 1-9
SERVICE PROVIDERS............................................................1-9
FINANCIAL STATEMENTS........................................................1-11

PART 2
ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
PURCHASE AND REDEMPTION OF SHARES...........................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS.........................................2-22
PRICING OF SHARES...........................................................2-24
PERFORMANCE CALCULATIONS....................................................2-25
PRINCIPAL UNDERWRITER.......................................................2-28
DISTRIBUTION EXPENSES UNDER RULE 12b-1......................................2-28
TAX INFORMATION.............................................................2-34
BROKERAGE...................................................................2-36
ORGANIZATION................................................................2-37
INVESTMENT ADVISORY AGREEMENT...............................................2-38
MANAGEMENT OF THE TRUST.....................................................2-40
CORPORATE AND MUNICIPAL BOND RATINGS........................................2-44
ADDITIONAL INFORMATION......................................................2-54
PROXY VOTING POLICY AND PROCEDURES...........................................A-1

                                      1-10


                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware statutory business trust on September 18, 1997. The Fund is a diversified series of Evergreen Equity Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

         2. Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.

         4. Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5. Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         The Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 24, 2002.

         9. Investment in Federally Tax Exempt Securities

         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words "tax exempt," "tax free" or "municipal" in their names.

                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Fund may purchase and certain investment practices the Fund may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Fund's prospectus. The list below applies to the Fund:

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements Reverse Repurchase Agreements Securities Lending Convertible Securities Options and Futures Transactions Illiquid and Restricted Securities Investment in Other Investment Companies Municipal Securities Stand-By Commitments Obligations of Foreign Branches of United States Banks Obligations of United States Branches of Foreign Banks Variable or Floating Rate Instruments Real Estate Investment Trusts

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of February 2, 2004, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

         Set forth below is information with respect to each person who, to the Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund as of February 2, 2004.

                ================================================================
                Tax Strategic Foundation Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Tax Strategic Foundation Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For the Sole Benefit of Its Customers         9.82%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Tax Strategic Foundation Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For the Sole Benefit of Its Customers         16.36%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Tax Strategic Foundation Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank Cash                                   29.96%
                Trust Accounts
                1525 West Wt Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co. Inc.                            8.03%
                Special Custody Account
                FBO Exclusive Benefit of Customers
                Reinvest Account
                Attn: Mutual Funds
                101 Montgomery Street
                San Francisco, CA 94104-4122
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Norman Redlich                                       6.86%
                Evelyn Redlich
                480 Park Avenue, Apt 5G
                New York, NY 10022-1613
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                National Investors Services FBO                      6.00%
                55 Water Street, 32nd Floor
                New York, NY 10041-0028
                ==================================================== ===========

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Fund. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from the Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ================================== =================

                                                           Fee
                      Average Daily Net Assets
                  ================================== =================
                  ================================== =================

                         First $200 million              0. 750%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Next $200 million              0. 725%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Next $600 million              0. 650%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                           Over $1 billion                0.600%
                  ================================== =================

Advisory Fees Paid

         Below are the advisory fees paid or accrued by the Fund for the last three fiscal years or periods.

===================================================================================================================

Fiscal Year or Period/Fund                                                    Advisory Fee Paid
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Fiscal Year ended October 31, 2003
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Fund                                                                             $1,040,344
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Period ended October 31, 2002
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Fund (a)                                                                          $742,302
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Fund (b)                                                                         $1,637,105
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Fiscal Year ended March 31, 2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Fund                                                                             $2,226,752
===================================================================================================================

(a) For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
(b)     For the year ended March 31, 2002.


Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by the Fund to all brokers and brokerage commissions paid to Wachovia Securities, LLC, an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

=========================================================================================================
Fiscal Year or Period/Fund                      Total Paid to All   Total Paid to Wachovia Securities,
                                                     Brokers                        LLC
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended October 31, 2003
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fund                                                 $99,513                      $3,823
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Period Ended October 31, 2002
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fund (a)                                             $97,152                      $15,759
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fund (b)                                            $114,390                      $14,701
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2001
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fund                                                $111,539                        $0
=========================================================================================================

(a) For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
(b) For the year ended March 31, 2002.

         Below are the brokerage commissions paid by the Fund to Lieber & Co. ("Lieber"), an affiliated broker-dealer for the Evergreen funds until September 2000, for the fiscal year ended March 2001.

============================================================ ===================
Fiscal Year/Fund                                           Total Paid to Lieber
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Fiscal Year Ended March 31, 2001                             $4,301
============================================================ ===================
Percentage of Brokerage Commissions

         The table below shows, for the fiscal year ended October 31, 2003, (1) the percentage of aggregate brokerage commissions paid by the Fund to Wachovia Securities, LLC.; and (2) the percentage of the Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

================================================================================

                                      Percentage of              Percentage of
                                      Commissions to             Commissionable
                                      Wachovia                   Transactions
                                      Securities, LLC            through
                                                                 Wachovia
                                                                 Securities,
                                                                   LLC
================================================================================
Fund                                               3.8%                2.1%
================================================================================

Portfolio Turnover

         The Fund generally does not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and their shareholders. It may also result in the Fund realizing greater net short-term capital gains.which are taxable to shareholders as ordinary income.

Underwriting Commissions

         Below are the underwriting commissions paid by the Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

======================================================== ========================== ==================
                                                            Total Underwriting        Underwriting
Fiscal Year or Period/Fund                                      Commissions            Commissions
                                                                                        Retained
------------------------------------------------------------------------------------------------------
Fiscal Year Ended October 31, 2003
------------------------------------------------------------------------------------------------------
-------------------------------------------------------- -------------------------- ------------------
Fund                                                              $51,045                $2,388
-------------------------------------------------------- -------------------------- ------------------
------------------------------------------------------------------------------------------------------
Period Ended October 31, 2002
------------------------------------------------------------------------------------------------------
-------------------------------------------------------- -------------------------- ------------------
 Fund (a)                                                         $47,943                $2,105
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Fund (b)                                                         $205,033                $4,754
-------------------------------------------------------- -------------------------- ------------------
------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2001
------------------------------------------------------------------------------------------------------
-------------------------------------------------------- -------------------------- ------------------
Fund                                                             $434,966                $9,621
======================================================== ========================== ==================

(a) For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
(b)     For the year ended March 31, 2002.


12b-1 Fees

         Below are the 12b-1 fees paid by the Fund for the fiscal year or period ended October 31, 2003. Class I shares do not pay a 12b-1 fee; Class A shares do not pay distribution fees. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.


======================================== =============== ==================================== ==============================
                                            Class A                    Class B                           Class C
========================================
---------------------------------------- --------------- ------------------- ---------------- ---------------- -------------
                                         Service Fees    Distribution Fees   Service Fees     Distribution     Service Fees
                                                                                              Fees
======================================== =============== =================== ================ ================ =============
---------------------------------------- --------------- ------------------- ---------------- ---------------- -------------
Fund                                        $99,526           $647,755          $215,918         $107,464        $35,822
======================================== =============== =================== ================ ================ =============

Trustee Compensation

         Listed below is the Trustee compensation paid by the Fund for the fiscal year ended October 31, 2003 and by the Trust and the ten other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.


         ================================== ============================== ================================
                                             Aggregate Compensation from     Total Compensation from the
                                             the Fund for the year ended   Evergreen Fund Complex for the
                                                     10/31/2003                  twelve months ended
                                                                                    12/31/2003(1)


                      Trustee
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Laurence B. Ashkin(2)                           $62                           $70,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Charles A. Austin, III                         $134                          $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Arnold H. Dreyfuss(2)                           $62                           $70,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         K. Dun Gifford                                 $158                          $178,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         James S. Howell(3)                              $10                             $0
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Leroy Keith Jr.                                $134                          $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Gerald M. McDonnell                            $134                          $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Thomas L. McVerry(4)                            $51                           $22,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         William Walt Pettit                            $134                          $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         David M. Richardson                            $134                          $153,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Russell A. Salton, III                         $142                          $163,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Michael S. Scofield                            $184                          $193,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Richard J. Shima                               $149                          $168,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------

         Richard K. Wagoner                             $134                          $153,000
         ================================== ============================== ================================

         (1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

                           Austin           $91,800
                           McVerry          $22,500
                           Pettit           $153,000
                           Shima            $58,800

         (2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss' three-year terms as Trustee Emeriti expired. They received compensation through December
                                                              31, 2003.

         (3)                                                  As of December 31,
                                                              2002, Mr. Howell's
                                                              three-year term as
                                                              Trustee Emeritus
                                                              expired. He
                                                              received
                                                              compensation
                                                              through December
                                                              31, 2002.

         (4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February
                                                              2003. PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Fund (including applicable sales charges) as of October 31, 2003. The after-tax returns shown are for the Fund's oldest class; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

======================= ==================== ===================== ==================== =====================
                                                                   Ten Years or Since
                                                                        Inception          Inception Date
      Fund/Class             One Year             Five Years          Date of Class           of Class
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
Tax Strategic Foundation Fund (a)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A                        5.78%                0.29%                 6.76%              1/17/1995
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B                        6.49%                0.37%                 6.72%               1/6/1995
----------------------- -------------------- --------------------- -------------------- ---------------------


----------------------- -------------------- --------------------- -------------------- ---------------------
Class C                       10.42%                0.76%                 6.72%               3/3/1995
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I                       12.55%                1.77%                 7.66%              11/2/1993
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I+                      12.42%                1.60%                 7.09%              11/2/1993
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I+                       8.82%                1.70%                 6.64%              11/2/1993
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
=============================================================================================================

(a) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a
     12b-1 fee. If these fees had been reflected, returns for Classes A, B and C shares would have been lower.

     + The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current Yield

         Below are the current yields for the Fund as of October 31, 2003. For more information, see "30-day Yield under Performance Calculation in Part 2 of this SAI.

================================================================================
Class A Shares        Class B Shares        Class C Shares       Class I Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1.37%                  0.77%                0.76%                 1.75%
================================================================================


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund's Class A shares at October 31, 2003. For more information, see "Pricing of Shares" in
Part 2 of this SAI.

===================================================================================================================

                                                        Net Asset Value                        Offering Price Per
Share Class                                                Per Share          Sales Charge            Share
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                                                      $15.03              5.75%               $15.95
===================================================================================================================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund annual rate at the following rate:

   =================================== ======================================
           Average Daily Net Assets                  Administrative
            of the Evergreen funds                 Services Fee Rates
    ----------------------------------- --------------------------------------
    ----------------------------------- --------------------------------------

           First $50 billion                          0.100%
    ----------------------------------- --------------------------------------
    ----------------------------------- --------------------------------------

            Next $25 billion                          0.090%
    ----------------------------------- --------------------------------------
    ----------------------------------- --------------------------------------

            Next $25 billion                          0.080%
    ----------------------------------- --------------------------------------
    ----------------------------------- --------------------------------------

           Next $25 billion                          0.075%
    ----------------------------------- --------------------------------------
    ----------------------------------- --------------------------------------

           On assets over $125 billion                     0.050%
    =================================== ======================================

Administrative Fees Paid

_________Below are the administrative fees paid by the Fund for the last three fiscal years or periods. Prior to December 31, 2002, the Fund paid EIS under a different fee schedule.

============================================================== =================

Fiscal Year or Period/Fund                                      Administrative
                                                                   Fees Paid
--------------------------------------------------------------------------------
Fiscal Year Ended October 31, 2003
--------------------------------------------------------------------------------
-------------------------------------------------------------- -----------------
 Fund                                                                $138,712
-------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------
Period Ended October 31, 2002
--------------------------------------------------------------------------------
-------------------------------------------------------------- -----------------
 Fund (a)                                                            $98,974
-------------------------------------------------------------- -----------------
-------------------------------------------------------------- -----------------

 Fund (b)                                                           $218,947
-------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2001
--------------------------------------------------------------------------------
-------------------------------------------------------------- -----------------
 Fund (c)                                                           $289,929
============================================================== =================

(a)______For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
(b) For the year ended March 31, 2002. (c) For the year ended March 31, 2001.



Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         The Fund pays ESC annual fees as follows:

                 ============================= =============== ==============

                                                 Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 Fund Type
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Monthly Dividend Funds            $26.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Quarterly Dividend Funds          $25.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Semiannual Dividend Funds         $24.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Annual Dividend Funds             $24.75          $9.00
                 ============================= =============== ==============

                 * For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts. ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen Distributor, Inc. (EDI), 90 Park Avenue, New York, NY 10016, markets the Fund through broker-dealers and other financial representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Fund.

                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are incorporated by reference to the Fund's Annual Report, copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

                                       2-1


                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

(v)      Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.


Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.

     The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.


         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:


                                                   ---------------------------- ----------------- ------------------
Equity Funds and International Funds                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end sales charges are imposed on Class A shares purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America's Utility Fund.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                       CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                                5.00%
Second 12-month period following the month of purchase                4.00%
Third 12-month period following the month of purchase                 3.00%
Fourth 12-month period following the month of purchase                3.00%
Fifth 12-month period following the month of purchase                 2.00%
Sixth 12-month period following the month of purchase                 1.00%
Thereafter                                                            0.00%

         Class B shares that have been outstanding for eight years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

         In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy. The computer systems of certain of the Funds' financial intermediaries currently do not have the ability to aggregate shares. Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.



Class C Shares

         The Fund offers Class C shares at NAV without a front-end sales charge. The Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                     CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                                 1.00%
Thereafter                                                             0.00%

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class R Shares

         Class R shares are offered at NAV without a front-end sales charge or CDSC. However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund. Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EDI. Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions. Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees standalone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without a front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of Wachovia, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years. ATVD = ending redeemable value of the initial $1,000, after taxes on
                 fund distributions but not after
                        taxes on redemption.


Return After Taxes on Distributions and Redemption

         Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions). n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period



7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- -------------------------
                                 Current Maximum
                                      Class            12b-1 Fees Allowed Under
                                    the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(e)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(f)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(h)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        R                      1.00%(i)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EDI will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI pays commissions to investment firms for sales of Class A shares at the following rates:

                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
                                                  * Evergreen Equity Index Fund
                                                  pays 0.25% to investment firms
                                                  for all amounts over
                                                  $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------


                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------
                                                  ** Evergreen Adjustable Rate
                                                  Fund and Evergreen Ultra Short
                                                  Bond Fund pay 0.25% to
                                                  investment firms for all
                                                  amounts over $1,000,000.

         EDI pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

         EDI will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter.

     An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% (20% for sales before May 6, 2003) for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
                  2. efficiency in handling trades; 3. ability to trade large blocks of securities; 4. readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended October 31, 2003, the Executive Committee held twenty committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended October 31, 2003, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended October 31, 2003, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five        Number of             Other
                              with       Year of                   Years                          Portfolios         Directorships
                              Trust      Term of                                                  Overseen in        held outside
      Date of Birth                       Office*                                                 Evergreen Funds    of Evergreen
                                                                                                  Complex as of      Funds Complex
                                                                                                  12/31/2003
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former
DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
K. Dun Gifford              Trustee        1974      Chairman and President, Oldways                  93                None
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of
                                                     the Board, Director, and Executive Vice
DOB: 10/23/1938                                      President, The London Harness Company
                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------


                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix
Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund
                                                     Morehouse College; Former Director,
                        Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former
DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                         Pettit, P.A. (law firm); Former
William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI
DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton, Medical Director, U.S. Health
III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                           Carolina Securities Traders
                                                     Association; Member, Financial Analysts
CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
         Trustee              Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------


============================= ============================================== ==================== ====================
Dun K. Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================

============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Emerging Markets Growth Fund         $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III* None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------


----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------

* In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.


         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Dennis H. Ferro                  President                President, Chief Executive Officer, Evergreen Investment
401 S. Tryon                                              Company, Inc. and Executive Vice President, Wachovia Bank,
Charlotte, NC 28288                                       N.A.
DOB: 6/20/1945
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation; former
DOB: 4/20/1960                                            Senior Vice President and General Counsel, Colonial
                                                          Management Associates, Inc.; former Vice President and
                                                          Counsel, Colonial Management Associates, Inc.
-------------------------------- ------------------------ -------------------------------------------------------------


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                 Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

         Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

         Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

         Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

         Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o        Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

         Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.


Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.


Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance changes

o        excessive increases in authorized capital stock

o        unfair method of distribution

o        diminution of voting rights

o        adverse conversion features

o        negative impact on stock option plans

o        other alternatives such as spinoff

VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o        are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds;
and continuity of management personnel.  Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                            EVERGREEN BALANCED FUNDS
                             EVERGREEN SECTOR FUNDS
                          EVERGREEN TAX STRATEGIC FUNDS
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")


         Effective October 1, 2004, the following sections of each Fund's Statement of Additional Information ("SAI") have been revised as follows.

PURCHASE AND REDEMPTION OF SHARES

This section is replaced in its entirety with the following:

                  You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

         Class A Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

                  There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

                  In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value
         (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund.

         Class B Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

                  Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

                  The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

         Contingent Deferred Sales Charge

                  The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

         Redemption-in-kind

                  The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

         Exchanges

                  Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

         Automatic Reinvestment

                  As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


SALES CHARGE WAIVERS AND REDUCTIONS

         This section is eliminated. Any relevant information from this section has been included under the revised "PURCHASE AND REDEMPTION OF SHARES" section above.


BROKERAGE

         This section is revised to state that when selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.


MANAGEMENT OF THE TRUST

         The sub-section entitled "Trustee Ownership of Fund Shares" within this section is replaced in its entirety with the following:

         Trustee Ownership of Evergreen Funds Shares

                  Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

------------------------------- -------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
                                                                               Dollar Range of         Range of
           Trustee                                 Fund                      Investment in Fund     Investments in
                                                                              as of 12/31/2003      Evergreen Funds
                                                                                                        Complex
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Charles A. Austin III*          Evergreen Health Care Fund                   $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Shirley L. Fulton**             N/A
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
K. Dun Gifford                  Evergreen Growth and Income Fund             $10,001-$50,000      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Leroy Keith, Jr.            Evergreen Limited Duration Fund              $1-$10,000           $1-$10,000
=============================== ============================================ ==================== ====================
------------------------------- -------------------------------------------- -------------------- --------------------

Gerald M. McDonnell*            Evergreen Emerging Markets Growth Fund       $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- -------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Health Care Fund                   $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Technology Fund                    $1-$10,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
William Walt Pettit*            Evergreen Aggressive Growth Fund             $1-$10,000           $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Emerging Markets Growth Fund       $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Global Leaders Fund                $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Growth and Income Fund             $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $1-$10,000
------------------------------- ============================================ ==================== --------------------
=============================== ============================================ ==================== ====================
David M. Richardson             Evergreen Equity Index Fund                  $10,001-$50,000      $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Dr. Russell A. Salton, III***   See below
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
Michael S. Scofield*            Evergreen Aggressive Growth Fund             $10,001-$50,000      Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Balanced Fund                      $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Core Bond Fund                     $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 $1-$10,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Index Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Short Intermediate Bond Fund       $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Treasury Money Market Fund         Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
                                Evergreen Connecticut Municipal Bond Fund    $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Income Advantage Fund              $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen International Equity Fund          $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Managed Income Fund                $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Tax Strategic Foundation Fund      $50,001-$100,000
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================
Richard K. Wagoner              Evergreen Emerging Growth Fund               $50,001-$100,000     Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Equity Income Fund                 Over $100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Money Market Fund                  $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Municipal Money Market Fund        $10,001-$50,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Omega Fund                         $50,001-$100,000
------------------------------- -------------------------------------------- --------------------
------------------------------- -------------------------------------------- --------------------
                                Evergreen Special Values Fund                Over $100,000
------------------------------- -------------------------------------------- -------------------- --------------------
=============================== ============================================ ==================== ====================
=============================== ============================================ ==================== ====================

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.





October 1, 2004                                                XXXXXX (10/04)

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898

                                 BALANCED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2004

            Evergreen Asset Allocation Fund ("Asset Allocation Fund")
                    Evergreen Balanced Fund ("Balanced Fund")
                  Evergreen Foundation Fund ("Foundation Fund")

                     (Each a "Fund"; together, the "Funds")

                      Each Fund is a series of an open-end
                     management investment company known as
                      Evergreen Equity Trust (the "Trust").


This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds. It is not a prospectus but should be read in conjunction with the prospectuses dated August 1, 2004, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three separate prospectuses: one offering Class R shares of Asset Allocation Fund, one offering Class A, Class B, Class C and Class I shares of
Asset Allocation Fund and one offering Class A, Class B, Class C and Class I shares of Balanced Fund and Foundation Fund. You may obtain a copy of each prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund's Annual Report dated March 31, 2004. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS


PART 1
TRUST HISTORY........................................................1-1
INVESTMENT POLICIES..................................................1-1
OTHER SECURITIES AND PRACTICES.......................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.....................................1-3
EXPENSES.............................................................1-6
PERFORMANCE.........................................................1-10
COMPUTATION OF CLASS A OFFERING PRICE ............................. 1-12
SERVICE PROVIDERS...................................................1-12
SPECIAL TAX CONSIDERATIONS..........................................1-14
FINANCIAL STATEMENTS................................................1-14
UNDERLYING FUNDS....................................................1-14

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES........2-1
PURCHASE AND REDEMPTION OF SHARES...................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS.................................2-22
PRICING OF SHARES...................................................2-24
PERFORMANCE CALCULATIONS............................................2-25
PRINCIPAL UNDERWRITER...............................................2-28
DISTRIBUTION EXPENSES UNDER RULE 12b-1..............................2-29
TAX INFORMATION.....................................................2-34
BROKERAGE...........................................................2-37
ORGANIZATION........................................................2-38
INVESTMENT ADVISORY AGREEMENT.......................................2-39
MANAGEMENT OF THE TRUST.............................................2-40
CORPORATE AND MUNICIPAL BOND RATINGS................................2-45
ADDITIONAL INFORMATION..............................................2-55
PROXY VOTING POLICY AND PROCEDURES...................................A-1

                                      1-39


                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a diversified series of Evergreen Equity Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

         2. Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5. Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 23, 2002.

                         OTHER SECURITIES AND PRACTICES

         Asset Allocation Fund may be invested in a wide range of securities through its purchases of shares of other U.S. and foreign equity and fixed income mutual funds (each an "underlying fund," together the "underlying funds"). For a further description of each underlying fund's investment objective, and principal strategies and risks, as well as a description of each underlying fund's benchmark, see "Underlying Funds" at the end of Part 1 of this SAI.

         For information regarding the different types of securities Asset Allocation Fund may indirectly purchase, certain securities Balanced Fund and Foundation Fund may purchase, and certain investment practices of Balanced Fund, Foundation Fund and the underlying funds of Asset Allocation may use, see Part 2 of this SAI under "Additional Information on Securities and Investment Practices". Information provided in the sections listed below expands upon and supplements information provided in Balanced Fund and Foundation Fund's prospectus. The list below applies to both Balanced Fund and Foundation Fund unless noted otherwise:

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Dollar Roll Transactions (applicable to Balanced Fund and Foundation Fund) Securities Lending
Convertible Securities
Options and Futures Transactions
Foreign Securities (applicable to Balanced Fund)
Foreign Currency Transactions (applicable to Balanced Fund)
High Yield, High Risk Bonds (applicable to Balanced Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Obligations of Foreign Branches of United States Banks
Obligations of United States Branches of Foreign Banks
Mortgage-Backed or Asset-Backed Securities (applicable to Balanced Fund and Foundation Fund)
Variable or Floating Rate Instruments (applicable to Foundation Fund)
Real Estate Investment Trusts

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of July 1, 2004, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of July 1, 2004.

                ================================================================
                Asset Allocation Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Charles Schwab & Co. Inc                             11.47%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                101 Montgomery Street
                San Francisco, CA 94104-4122
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                MLPF&S For the Sole Benefit Of its Customers         10.64%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For Sole Benefit of Its Customers             20.34%
                Attn: Fund Administration
                4800 Deer Lake Drive, E 2nd Floor
                Jacksonville, FL 32246-6484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Citigroup Global Markets Inc.                        10.35%
                House Account
                Attn: Peter Booth, 7th Floor
                333 West 34th Street
                New York, NY 10001-2402
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Credit Suisse First Boston Capital LLC               63.14%
                Attn: Parshu Shah
                11 Madison Avenue, Floor 3
                New York, NY 10010-3629
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        13.09%
                401K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank Cash                                   8.30%
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class R
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Co Evergreen Investments                             61.75%
                401 S. Tryon Street, Suite 500
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                BISYS Retirement Services FBO                        38.18%
                Segars Group LLC
                401 K & Profit Sharing
                700 17th Street, Suite 300
                Denver, CO 80202-3531
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Balanced Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Balanced Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Balanced Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Citigroup Global Markets Inc.                        8.13%
                House Account
                Attn: Peter Booth, 7th Floor
                333 West 34th Street
                New York, NY 10001-2402
                ==================================================== ===========

                ==================================================== ===========
                Balanced Fund Class I
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        30.41%
                401K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        19.98%
                Cash/Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG-1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        16.90%
                Trust Accounts
                301 S. Tryon Street, 11th Floor, CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Byrd & Co.                                           10.62%
                123 S. Broad Street
                Philadelphia, PA 19109-1029
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        9.53%
                Trust Accounts
                301 S. Tryon Street, CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Byrd & Co.                                           9.33%
                123 S. Broad Street
                Philadelphia, PA 19109-1029
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        18.09%
                401 K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Fleet National Bank                                  11.09%
                ING/Fleet Non-DIS DIR Trustee Agreement
                ING National Trust 403(B) Account
                Central Valuation Unit c/o Gordon Elrod
                151 Farmington Avenue, TS31
                Hartford, CT 06156-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co. Inc.                            7.90%
                Special Custody Account FBO
                Reinvest Account
                Attn: Mutual Fund
                101 Montgomery Street
                San Francisco, CA 94104-4122
                ==================================================== ===========

                ==================================================== ===========
                Wachovia Bank                                        7.08%
                Reinvest Account
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                ING Life Insurance & Annuity Co                      5.45%
                Central Valuation Unit
                Attn: Jackie Johnson - Conveyor, TS31
                51 Farmington Avenue
                Hartford, CT 06156-0001
                ==================================================== ===========

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from Asset Allocation Fund an annual fee based on the Fund's average daily net assets as follows:

           ========================================= ======================

                   Average Daily Net Assets                   Fee
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      First $500 million                     0.49%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      Next $500 million                      0.45%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                       Next $2 billion                       0.40%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                       Over $3 billion                       0.35%
           ========================================= ======================

         EIMC oversees investment operations for the Funds, including oversight and supervision of the Funds' sub-advisors.

         EIMC is entitled to receive from Balanced Fund an annual fee based on 1.5% of gross dividend and interest income plus a percentage of the Fund's average daily net assets as follows:

           ========================================= ======================
                   Average Daily Net Assets                   Fee
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      First $500 million                     0.41%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      Next $500 million                      0.26%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                       Over $1 billion                       0.21%
           ========================================= ======================

         EIMC is entitled to receive from Foundation Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ================================== =================
                      Average Daily Net Assets             Fee
                  ================================== =================
                  ================================== =================
                         First $500 million               0.55%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                            Next $500 million               0. 50%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                                Next $500 million            0.45%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                          Over $1.5 billion               0.40%
                  ================================== =================

Advisory Fees Paid

         Below are the advisory fees paid or accrued by each Fund for the last three fiscal years or periods. Advisory fees paid by Asset Allocation Fund for the fiscal year ending 2002 were paid by the predecessor fund to Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Prior to May 11, 2001, amounts paid by Foundation Fund were paid to a previous investment advisor.

=================================================================================================================
                                                                    Advisory Fees         Advisory Fees Waived
Fund/Fiscal Year or Period                                               Paid
-----------------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                 $4,283,235                $14,291
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Balanced Fund                                                         $3,932,909                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                       $8,503,627                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2003
-----------------------------------------------------------------------------------------------------------------
                                                                                        -------------------------
Asset Allocation Fund (a)                                               $4,861                  $25,185
-----------------------------------------------------------------------------------------------------------------
                                                                                        -------------------------
Asset Allocation Fund (b)                                                 $0                    $44,676
-----------------------------------------------------------------------------------------------------------------
                                                                                        -------------------------
Balanced Fund                                                         $3,984,873                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                      $10,001,704                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2002
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Asset Allocation Fund (c)                                                 $0                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Balanced Fund                                                         $4,041,940                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                      $16,061,947                   $0
=================================================================================================================

(a) For the one month ended March 31, 2003. Asset Allocation Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
(b) For the year ended February 28, 2003. (c) For the year ended February 28, 2002.

Sub-Advisory Fees Paid

         GMO is the investment sub-advisor to Asset Allocation Fund. GMO also serves as investment advisor to each of the underlying funds. GMO does not receive a direct fee from Asset Allocation Fund for its advisory services. However, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds, which are managed by GMO, including its indirect share of management or other fees paid to GMO.

         Through an exemptive order received from the Securities and Exchange Commission, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee Asset Allocation Fund's sub-advisor and recommend the hiring, termination and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

         EIMC has entered into a sub-advisory agreement with Tattersall Advisory Group, Inc. (TAG), a wholly owned subsidiary of Wachovia. TAG acts as sub-advisor for the fixed income portion of the Balanced Fund and Foundation Fund. EIMC will pay TAG a fee at the annual rate of 0.18% of average daily net assets of the Balanced Fund and a fee at the rate of 0.32% of average daily net assets of the Foundation Fund. Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, LLC, an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. Asset Allocation Fund did not pay brokerage commissions during the last three fiscal years or periods. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

=========================================================================================================
Fund/Fiscal Year                                Total Paid to All   Total Paid to Wachovia Securities,
                                                     Brokers                        LLC
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Balanced Fund                                      $1,979,208                    $766,935
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Foundation Fund                                    $2,437,772                    $759,696
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2003
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Balanced Fund                                      $1,964,903                    $969,939
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Foundation Fund                                    $3,127,156                   $1,306,249
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2002
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Balanced Fund                                      $2,150,846                     $14,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Foundation Fund                                    $4,782,780                     $1,670
=========================================================================================================

Percentage of Brokerage Commissions

          The table below shows, for the fiscal year ended March 31, 2004, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC; and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

============================================================================

                    Fund             Percentage of       Percentage of
                                     Commissions to      Commissionable
                                        Wachovia      Transactions through
                                    Securities, LLC   Wachovia Securities,
                                                              LLC
============================================================================
============================================================================
Balanced Fund                            38.7%               24.9%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Foundation Fund                          31.2%               21.2%
============================================================================

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods to all brokers. Asset Allocation Fund's predecessor Fund did not pay underwriting commissions to the predecessor fund's principal underwriter, for the fiscal year ended February 28, 2002. For more information, see "Principal Underwriter" in Part 2 of this SAI.

======================================================== ========================== ==================
                                                            Total Underwriting        Underwriting
                                                                Commissions            Commissions
Fund/Fiscal Year or Period                                                              Retained
------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
------------------------------------------------------------------------------------------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund                                           $40,870,933            $1,532,365
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Balanced Fund                                                    $530,041                $28,068
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Foundation Fund                                                  $347,756                $11,821
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Fiscal Year Ended March 31, 2003

-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund (a)                                       $2,201,107               $72,592
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund (b)                                       $1,175,152               $36,651
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Balanced Fund                                                    $718,376                $23,599
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Foundation Fund                                                  $877,813                $18,673
-------------------------------------------------------- -------------------------- ------------------
------------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2002
------------------------------------------------------------------------------------------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund (c)                                           $0                     $0
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Balanced Fund                                                   $1,184,664               $19,074
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Foundation Fund                                                 $2,169,768               $16,945
======================================================== ========================== ==================

(a) For the one month ended March 31, 2003. Asset Allocation Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
(b) For the year ended February 28, 2003. (c) For the year ended February 28, 2002.


12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended March 31, 2004. Class I shares do not pay 12b-1 fees; Class A shares do not pay distribution fees. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

========================= ============== ============================= =========================== ===========================
                             Class A               Class B                      Class C                     Class R
Fund
------------------------- -------------- ----------------------------- --------------------------- ---------------------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
                          Service Fees   Distribution   Service Fees   Distribution   Service      Distribution   Service
                                         Fees                          Fees           Fees         Fees           Fees
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
Asset Allocation Fund     $726,304       $2,203,685     $734,562       $2,203,547     $734,515     $0             $3
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
Balanced Fund             $2,107,031     $738,044       $246,014         $103,766       $34,588    N/A            N/A
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
Foundation Fund            $1,180,746     $3,676,161     $1,225,387      $818,359      $272,786    N/A            N/A
========================= ============== ============== ============== ============== ============ ============== ============

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust for the fiscal year ended March 31, 2004 and by the Trust and the ten other trusts in the Evergreen fund complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

================================================================================================
             Trustee               Aggregate Compensation from   Total Compensation from Trust
                                                                   and Fund Complex Paid to
                                    Funds for the fiscal year   Trustees for the twelve months
                                         ended 3/31/2004              ended 12/31/2003(1)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Laurence B. Ashkin(2)                         $1,268                        $70,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Charles A. Austin III                         $3,961                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Arnold H. Dreyfuss(2)                         $1,268                        $70,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Shirley L. Fulton (3)                           $0                            $0
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
K. Dun Gifford                                $4,547                       $178,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Leroy Keith, Jr.                              $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Gerald M. McDonnell                           $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Thomas L. McVerry(4)                            $0                          $22,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
William Walt Pettit                           $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
David M. Richardson                           $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell A. Salton, III                        $4,290                       $163,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Michael S. Scofield                           $5,020                       $193,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Richard J. Shima                              $4,254                       $168,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Richard K. Wagoner                            $3,830                       $153,000
================================================================================================

  (1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

Austin                   $91,800
McVerry                  $22,500
Pettit                   $153,000
Shima                    $58,800

(2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss' three-year terms as Trustee Emeriti expired. They received compensation through December 31, 2003.
(3)      Ms. Fulton became a Trustee effective April 1, 2004.
(4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February 2003.


                                   PERFORMANCE

Total Return

         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 2004. The after-tax returns shown for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

======================= ==================== ===================== ==================== =====================
                                                                   Ten Years or Since
                                                                        Inception          Inception Date
      Fund/Class             One Year             Five Years          Date of Class           of Class
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund (1)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A                       25.55%                8.89%                 9.99%              7/29/1996
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A+                      24.81%                6.76%                 7.51%              7/29/1996
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A+                      16.60%                6.34%                 7.14%              7/29/1996
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B                       27.30%                9.73%                10.72%              10/3/2002
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class C                       31.36%                10.01%               10.72%              10/3/2002
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I                       33.65%                10.30%               10.91%              10/3/2002
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class R                       33.03%                10.18%               10.83%              10/10/2003
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
Balanced Fund (2)
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A                       13.97%                0.50%                 7.52%              1/20/1998
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B                       15.06%                0.64%                 7.64%              9/11/1935
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B+                      14.57%                -1.22%                5.20%              9/11/1935
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B+                       9.78%                -0.22%                5.51%              9/11/1935
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class C                       18.91%                0.93%                 7.96%              1/22/1998
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I                       21.03%                1.90%                 8.30%              1/26/1998
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
Foundation Fund (3)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A                       14.68%                -0.87%                7.16%               1/3/1995
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B                       15.83%                -0.76%                7.04%               1/3/1995
----------------------- -------------------- --------------------- -------------------- ---------------------




----------------------- -------------------- --------------------- -------------------- ---------------------
Class C                       19.85%                -0.44%                7.03%               1/3/1995
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I                       22.10%                0.57%                 8.04%               1/2/1990
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I+                      21.49%                -0.79%                6.38%               1/2/1990
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I+                      14.35%                -0.07%                6.15%               1/2/1990
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
=============================================================================================================

(1) Historical performance shown for Classes B, C, I and R prior to their inception is based on the performance of Class A, the original class offered.
Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the fund's predecessor fund, GMO Global Balanced Allocation Fund. The historical returns for Class A, B, C, and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.50% for Class R. Class I of the Fund does not, and Class III of the predecessor fund did not pay 12b-1 fees. If the Class A, B, C and R 12b-1 fees had been reflected, returns for Class A, B, C and R would have been lower.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After tax returns on distributions and the sale of Fund shares assumes a complete sale of fund shares at the end measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current Yield

         Below are the current yields for Balanced Fund and Foundation Fund as of March 31, 2004. For more information, see "30-day Yield under Performance Calculation in Part 2 of this SAI.

------------------------------------------------------------------------------------------------------
  Fund                               Class A Shares      Class B Shares    Class C Shares Class I Shares

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Balanced Fund                                   1.28%         0.66%         0.66%          1.66%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Foundation Fund                                 0.94%         0.30%         0.30%          1.29%
------------------------------------------------------------------------------------------------------

                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each applicable Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at March 31, 2004. For more information, see "Pricing of Shares" in Part 2 of this SAI.

===================================================================================================================

                                                        Net Asset Value                        Offering Price Per
                         Fund                              Per Share          Sales Charge            Share
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                        $12.97              5.75%               $13.76
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                $8.20               5.75%                $8.70
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Foundation Fund                                              $16.61              5.75%               $17.62
===================================================================================================================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel, and is entitled to receive from each fund annual fees at the following rate:

=================================== ======================================
     Average Daily Net Assets                  Administrative
      of the Evergreen funds                 Services Fee Rates
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
        First $50 billion                          0.100%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.090%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.080%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.075%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
   On assets over $125 billion                     0.050%
=================================== ======================================


     Below are the administrative fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2002, the Funds paid EIS under a different fee schedule. Amounts paid by Asset Allocation Fund for the fiscal year ending 2002 were paid by the predecessor fund.

=============================================== ============================

Fund/Fiscal Year or Period                         Administrative
                                                      Fees Paid
----------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
----------------------------------------------------------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund                                    $858,621
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Balanced Fund                                           $1,061,784
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Foundation Fund                                            $1,284,241
----------------------------------------------- ----------------------------
----------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2003
----------------------------------------------------------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund (a)                                 $6,009
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund (b)                                 $3,702
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Balanced Fund                                           $1,055,815
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Foundation Fund                                         $1,557,128
----------------------------------------------- ----------------------------
----------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2002
----------------------------------------------------------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund (c)                                   $0
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Balanced Fund                                           $1,086,304
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Foundation Fund                                         $2,480,524
=============================================== ============================

(a) For the one month ended March 31, 2003. Asset Allocation Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
(b) For the year ended February 28, 2003. (c) For the year ended February 28, 2002.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

                 ============================= =============== ==============

                                                 Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 Fund Type
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Monthly Dividend Funds            $26.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Quarterly Dividend Funds          $25.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Semiannual Dividend Funds         $24.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------

                 Annual Dividend Funds             $24.75          $9.00
                 ============================= =============== ==============

                 * For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts. ** Closed accounts are maintained on the system in order to facilitate historical and tax information.



Distributor

         EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, markets the Funds through broker-dealers and other financial representatives.

Independent Registered Public Accounting Firm

         KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.

                           SPECIAL TAX CONSIDERATIONS

         Asset Allocation Fund will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. Accordingly, the investment of the Fund in underlying funds could affect the amount, timing and character of distributions to shareholders of the Fund.


                              FINANCIAL STATEMENTS

         The audited financial statements are incorporated by reference to each Fund's Annual Report, copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, MA 02266-8400, by calling Evergreen Service Company, LLC toll-free at 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

                                UNDERLYING FUNDS

         The following is a summary of each of the underlying funds in which the Asset Allocation Fund may invest. Following the summaries is a list of definitions of each Underlying Fund's benchmark.

U.S. EQUITY FUNDS

GMO U.S. CORE FUND

Investment Objective: GMO U.S. Core Fund ("U.S. Core Fund") seeks high total return. U.S. Core Fund seeks to achieve its objective by outperforming its benchmark. U.S. Core Fund's current benchmark is the S&P 500 Index.

Investment Universe: U.S. Core Fund typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. Under normal circumstances, U.S. Core Fund invests at least 80% of its assets in investments tied economically to the U.S. U.S. Core Fund may also use derivatives.

Principal Investments: U.S. Core Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, U.S. Core Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at these prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risk of an investment in U.S. Core Fund is Stock Market Risk as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO U.S. QUALITY EQUITY FUND

Investment Objective: U.S. Quality Equity Fund ("Quality Fund") seeks high total return. U.S. Quality Equity Fund seeks to achieve its objective by outperforming its benchmark. Quality Fund's current benchmark is the S&P 500 Index.

Investment Universe: Quality Fund typically makes equity investments in larger capitalized U.S. companies. Under normal circumstances, Quality Fund invests at least 80% of its assets in equity investments tied economically to the U.S. Quality Fund may also use derivatives. The Fund typically holds between 40-80 stocks.

Principal Investments: Quality Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, Quality Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager also uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: A most significant risk of an investment in Quality Fund is Stock Market Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Quality Fund is Non-Diversification Risk. Quality Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Quality Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Quality Fund may affect the Quality Fund's performance more than if Quality Fund were diversified.

GMO VALUE FUND

Investment Objective: GMO Value Fund ("Value Fund") seeks long-term capital growth. GMO Value Fund seeks to achieve its objective by outperforming its benchmark. Value Fund's current benchmark is the Russell 1000(R) Value Index.

Investment Universe: Value Fund typically makes equity investments in companies whose stocks are included in the Russell 1000(R) Index, or in companies with size and value characteristics similar to those of companies with stocks in the Russell 1000(R) Index. Value Fund may also use derivatives.

Principal Investments: Value Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary quantitative modes to identify an initial group of stocks trading at prices below what the Manager believes to be their true fundamental value. The Manager then applies traditional fundamental analysis to evaluate a potential issuer's financial, operational, and management strength. The Manager evaluates the resulting stock selection in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

Risks: The most significant risks of an investment in Value Fund are Stock Market Risk and Investment Style Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO INTRINSIC VALUE FUND

Investment Objective: GMO Intrinsic Value Fund ("Intrinsic Value Fund") seeks long-term capital growth. Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark. Intrinsic Value Fund's current benchmark is the Russell 1000(R)Value Index.

Investment Universe: Intrinsic Value Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000(R) Index, or in companies with size and value characteristics similar to those of companies with stocks in the Russell 1000(R) Index. Intrinsic Value Fund may also use derivatives.

Principal Investments: Intrinsic Value Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Intrinsic Value Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Intrinsic Value Fund are Stock Market Risk and Investment Style Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO GROWTH FUND

Investment Objective: GMO Growth Fund ("Growth Fund") seeks long-term capital growth. Growth Fund seeks to achieve its objective by outperforming its benchmark. Growth Fund's current benchmark is the Russell 1000(R) Growth Index.

Investment Universe: Growth Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000(R) Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Russell 1000(R) Index. Growth Fund may also use derivatives.

Principal Investments: Growth Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Growth Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The Manager then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also use proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Growth Fund are Stock Market Risk and Investment Style Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO REAL ESTATE FUND

Investment Objective: GMO Real Estate Fund ("Real Estate Fund ") seeks high total return. Real Estate Fund seeks to achieve its objective by outperforming its benchmark. Real Estate Fund's current benchmark is the Morgan Stanley REIT Index.

Investment Universe: Real Estate Fund typically makes equity investments in companies whose stocks are included in the Morgan Stanley REIT Index, or in companies with characteristics similar to those of companies with stocks in the Index. Under normal circumstances, Real Estate Fund will invest at least 80% of its assets in real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate or real estate-related companies, and other real estate-related investments. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. Real Estate Fund typically invests in equity REITs and real estate related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Real Estate Fund may also use derivatives.

Principal Investments: Real Estate Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Real Estate Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify stocks that are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models used may change over time.


Risks: A most significant risks of an investment in Real Estate Fund is Stock Market Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Real Estate Fund is Focused Investment Risk, which is increased risk from a fund's focusing investments in industries with high positive correlations to one another. This risk is particularly pronounced for Real Estate Fund, which makes substantial investments in real estate-related securities, making Real Estate Fund more susceptible to economic, market, political and other developments affecting real estate-related industries. In addition, another most significant risk of the Real Estate Fund is Real Estate Risk. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

GMO SMALL CAP VALUE FUND

Investment Objective: GMO Small Cap Value Fund ("Small Cap Value Fund") seeks long-term capital growth. Small Cap Value Fund seeks to achieve its objective by outperforming its benchmark. Small Cap Value Fund's current benchmark is the Russell 2500(R)Value Index.

Investment Universe: Small Cap Value Fund typically makes equity investments in companies whose stocks are included in the Russell 2500(R) Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, Small Cap Value Fund invests at least 80% of its assets in securities of small cap companies.

Principal Investments: Small Cap Value Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Small Cap Value Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Small Cap Value Fund are Stock Market Risk, Investment Style Risk, and Market Capitalization Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.


GMO SMALL CAP GROWTH FUND

Investment Objective: GMO Small Cap Growth Fund ("Small Cap Growth Fund") seeks long-term capital growth. Small Cap Growth Fund seeks to achieve its objective by outperforming its benchmark. The current benchmark of Small Cap Growth Fund is the Russell 2500(R)Growth Index.

Investment Universe: Small Cap Growth Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, Small Cap Growth Fund invests at least 80% of its assets in investments in small cap companies. Small Cap Growth Fund may also use derivatives.

Principal Investment: Small Cap Growth Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Small Cap Growth Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The Manager then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.


Risks: The most significant risks of an investment in the Small Cap Growth Fund are Stock Market Risk, Investment Style Risk, and Market Capitalization Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.


                               FIXED INCOME FUNDS

GMO DOMESTIC BOND FUND

Investment Objective: GMO Domestic Bond Fund ("Domestic Bond Fund") seeks high total return. Domestic Bond Fund seeks to achieve its objective by outperforming its benchmark. Domestic Bond Fund's current benchmark is the Lehman Brothers U.S. Government Bond Index.

Principal Investments: Domestic Bond Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies including securities neither guaranteed nor insured by the U.S. government, convertible bonds and asset-backed securities of private issuers. Domestic Bond Fund achieves this exposure by primarily investing in shares of GMO Short-Duration Collateral Fund
(SDCF) directly in fixed income securities, and in exchange-traded and over-the-counter derivative instruments (including synthetic bonds). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). Under normal circumstances, Domestic Bond Fund invests at least 80% of its assets in bond investments tied economically to the United States (See below for a description of SDCF.)

Domestic Bond Fund may also expose some of its assets to foreign credit, and may invest some of its assets in lower-rated securities.

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to identify bond investments the Manager believes are undervalued. The Manager also considers issue-specific risk in the selection process. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of Domestic Bond Fund to approximate that of its benchmark. (4.96 years as of 5/31/04).


Certain investors may invest in Domestic Bond Fund for short-term purposes (e.g., pending investment in another GMO fund) and, as a result, Domestic Bond Fund may be subject to short-term trading and related trading and other costs.

Risks: The most significant risks of an investment in Domestic Bond Fund are Interest Rate Risk and Derivatives Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO CORE PLUS BOND FUND

Investment Objective: GMO Core Plus Bond Fund ("Core Plus Bond Fund") seeks high total return. Core Plus Bond Fund seeks to achieve its objective by outperforming its benchmark. Core Plus Bond Fund's current benchmark is the Lehman Brothers U.S. Aggregate Bond Index.

Principal Investments: Core Plus Bond Fund seeks exposure primarily to U.S. investment-grade bonds (including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers), with additional return sought through exposure to foreign bond and currency markets. Under normal circumstances, Core Plus Bond Fund invests at least 80% of its assets in bond investments.

Core Plus Bond Fund achieves U.S. bond market exposure by primarily investing in SDCF, synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). Core Plus Bond Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e. to reduce risk where Core Plus Bond Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Core Plus Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of Core Plus Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in GMO Emerging Country Debt Fund ("ECDF"). (See below for descriptions of SDCF and ECDF.)

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. Core Plus Bond Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Core Plus Bond Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain Core Plus Bond Fund's portfolio duration within 2 years of the benchmark's duration (4.83 years as of 5/31/04).

Risks: The most significant risks of an investment in Core Plus Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk Emerging Markets Risk, and Credit Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Core Plus Bond Fund is Currency Risk. Core Plus Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Core Plus Bond Fund's shares will be affected by changes in exchange rates. To manage this risk, Core Plus Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although Core Plus Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Core Plus Bond Fund could lose money if it fails to predict accurately the future exchange rates. Core Plus Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Core Plus Bond Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Core Plus Bond Fund is incorrect in its judgment of future exchange rate relationships, Core Plus Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for Core Plus Bond Fund as a result of its investment in ECDF.


GMO INTERNATIONAL BOND FUND

Investment Objective: GMO International Bond Fund ("International Bond Fund") seeks high total return. International Bond Fund sseks to achieve its objective by outperforming its benchmark. International Bond Fund's current benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

Principal Investments: International Bond Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index, to investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. International Bond Fund intends to achieve this exposure by primarily investing in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high-quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). Under normal circumstances, the International Bond Fund invests at least 80% of its assets in bond investments.

International Bond Fund may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the International Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in ECDF. (See below for descriptions of SDCF and ECDF).

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. International Bond Fund takes active overwieghted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. International Bond Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain International Bond Fund's duration within 2 years of the benchmark's duration (5.78 years as of 5/21/04)

Risks: The most significant risks of an investment in International Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Bond Fund is Currency Risk. International Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Bond Fund's shares will be affected by changes in exchange rates. To manage this risk, International Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Bond Fund could lose money if it fails to predict accurately the future exchange rates. International Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Bond Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Bond Fund is incorrect in its judgment of future exchange rate relationships, International Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for International Bond fund as a result of its investment in ECDF.



GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

Investment Objective: GMO Currency Hedged International Bond Fund ("Currency Hedged International Bond Fund") seeks high total return. Currency Hedged International Bond Fund seeks to achieve its objective by outperforming its benchmark. Currency Hedged International Bond Fund's current benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan).

Principal Investments: Currency Hedged International Bond Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index ex-Japan to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Currency Hedged International Bond Fund achieves this exposure by primarily investing in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). Under normal circumstances, Currency Hedged International Bond Fund invests at least 80% of its assets in bond investments.

Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. Currency Hedged International Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of Currency Hedged International Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in the ECDF. (See below for descriptions of SDCF and ECDF.)

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. Currency Hedged International Bond Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Currency Hedged International Bond Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain Currency Hedged International Bond Fund's portfolio duration within 2 years of the benchmark's duration (5.89 years as of 5/31/04),

Risks: The most significant risks of an investment in Currency Hedged International Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Certain of the above-referenced risks may be more pronounced for Currency Hedged International Bond Fund as a result of its investment in ECDF.

GMO GLOBAL BOND FUND

Investment Objective: GMO Global Bond Fund ("Global Bond Fund") seeks high total return. Global Bond Fund seeks to achieve its objective by outperforming its benchmark. Global Bond Fund's current benchmark is the J.P. Morgan Global Government Bond Index.

Principal Investments: Global Bond Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Global Bond Fund achieves this exposure by primarily investing in SDCF and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). Under normal circumstances, Global Bond Fund invests at least 80% of its assets in bond investments.

Global Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of Global Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in ECDF. (See below for descriptions of SDCF and ECDF.)

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determined currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.76 years as of 5/31/04).

Risks: The most significant risks of an investment in Global Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Global Bond Fund is Currency Risk. Global Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Global Bond Fund's shares will be affected by changes in exchange rates. To manage this risk, Global Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Global Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Global Bond Fund could lose money if it fails to predict accurately the future exchange rates. Global Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Global Bond Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Global Bond Fund is incorrect in its judgment of future exchange rate relationships, Global Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for Global Bond Fund as a result of its investment in ECDF.

GMO SHORT-DURATION INVESTMENT FUND

Investment Objective: GMO Short-Duration Investment Fund ("Short- Duration Investment Fund") seeks to provide current income. Short-Duration Investment Fund seeks to achieve its objective by outperforming its benchmark. Short-Duration Investment Fund's current benchmark is the Citigroup 3-Month Treasury Bill Index.

Principal Investments: Short-Duration Investment Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. Short-Duration Investment Fund will have exposure primarily to securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. Short-Duration Investment Fund may achieve this exposure indirectly by investing a substantial portion of its assets in SDCF or directly by investing in these securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). While the Short-Duration Investment Fund invests in high-quality instruments, it may choose not to dispose of a security whose rating is lowered after purchase. Short-Duration Investment Fund may also use derivatives. As of June 14, 2004, approximately 0.48% of Short-Duration Investment Fund's net assets were invested (through an investment in GMO Special Purpose Holding Fund) in defaulted asset-backed securities whose valuation is more uncertain and volatile than Short-Duration Investment Fund's investments generally. (See below for a description of SDCF.)

Methodology/Portfolio Construction: The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, Short-Duration Investment Fund seeks to maintain a duration of slightly longer than the three-month duration of Short-Duration Investment Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, Short-Duration Investment Fund's dollar-weighted average portfolio maturity may be substantially longer than Short-Duration Investment Fund's dollar-weighted average portfolio duration. Short-Duration Investment Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in Short-Duration Investment fund for short-term purposes (e.g., pending investment in another GMO fund) and, as a result, Short-Duration Investment Fund may be subject to short-term trading and related trading and other costs.

Risks: The most significant risks of an investment in Short-Duration Investment Fund are Interest Rate Risk and Credit Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO GLOBAL HEDGED EQUITY FUND

Investment Objective: GMO Global Hedged Equity Fund ("Global Hedged Equity Fund") seeks high total return. Global Hedged Equity Fund's current benchmark is the Citigroup 3-Month Treasury Bill Index.

Investment Universe and Principal Investments: Global Hedged Equity Fund invests primarily in shares of GMO U.S. Equity Funds and GMO International Equity Funds (including the GMO Emerging Market Fund, GMO Emerging Countries Fund, and GMO Asia Fund, which primarily make investments in emerging markets) (the "GMO funds"), or directly in equity securities of the type invested in by these GMO funds. Global Hedged Equity Fund implements its strategy with either direct or indirect exposure to a combination of U.S, international, and emerging market equities.

Principal Investments and Methodology/Portfolio Construction: Under normal circumstances, Global Hedged Equity Fund invests at least 80% of its assets in equity investments. The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling 7 year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class.

The U.S. equity portion of the portfolio is hedged using exchange-traded S&P 500 futures contracts. The international equity portion of the portfolio is hedged using foreign exchange-traded futures contracts and swap contracts in which Global Hedged Equity Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. The emerging market equity portion of the portfolio is hedged using U.S. and foreign exchange-traded futures and swap contracts in which Global Hedged Equity Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

To the extent that Global Hedged Equity Fund's hedging positions are effective, the performance of Global Hedged Equity Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

Risks: The most significant risks of an investment in Global Hedged Equity Fund are Stock Market Risk, Fund of Funds Risk, Derivatives Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO INFLATION INDEXED BOND FUND

Investment Objective: GMO Inflation Indexed Bond Fund ("Inflation Indexed Bond Fund") seeks high total return. Inflation Indexed Bond Fund seeks to achieve its objective by outperforming its benchmark. Inflation Indexed Bond Fund's current benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index.

Principal Investments: Inflation Indexed Bond Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Inflation Indexed Bond Fund intends to invest directly in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issuers, and in shares of SDCF. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). Under normal circumstances, Inflation Indexed Bond Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue. (See below for a description of SDCF.

Inflation Indexed Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may make use of synthetic bonds to implement its strategy.

Methodology/Portfolio Construction: The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of Inflation Indexed Bond Fund to approximate that of its benchmark (8.66 years as of 5/31/04).

Risks: The most significant risks of an investment in Inflation Indexed Bond Fund are interest Rate Risk, Derivatives Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.


GMO EMERGING COUNTRY DEBT FUND

Investment Objective: GMO Emerging Country Debt Fund ("ECDF") seeks high total return. ECDF seeks to achieve its objective by outperforming its benchmark. ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

Investment Universe: ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin American, the Middle East, Africa and Eastern Europe ("emerging countries"). Under normal circumstances, ECDF invests at least 80% of its assets in debt investments tied economically to emerging countries. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities and mortgage-related and asset-backed securities. ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of its assets are denominated in, or hedged into, U.S. dollars.

Principal Investments: In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and over-the-counter derivative instruments, including futures, options and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk when ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.


Methodology/Portfolio Construction: The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of ECDF to approximate that of its benchmark. (5.76 years as of 5/31/04).

Risks. The most significant risks of an investment in ECDF are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk, Emerging Markets Risk, Leverage Risk and Credit Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in ECDF is Liquidity Risk. ECDF's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions. Shareholders of the Asset Allocation Fund and/or an underlying fund investing in ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Asset Allocation Fund and/or the relevant underlying fund.

GMO SHORT-DURATION COLLATERAL FUND

Investment Objective: GMO Short-Duration Collateral Fund ("SDCF") seeks total return in excess of its benchmark. SDCF's current benchmark is the J.P. Morgan U.S. 3-Month Cash Index.

Principal Investments: SDCF seeks to achieve its investment objective by investing primarily in relatively high quality, low volatility fixed income securities. In particular, it may invest a substantial portion of its assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, home equity loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. SDCF may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which SDCF may invest include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers, and may have various interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. It will invest primarily in investment-grade securities (or comparable unrated securities) at the time of purchase. SDCF may continue to hold a security whose rating is downgraded to below- investment-grade status after purchase by SDCF.

Methodology/Portfolio Construction: In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques to identify bond investments with yield spreads that are high relative to other fixed income securities with similar durations. SDCF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of "synthetic" bonds.

The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average portfolio duration. In addition, SDCF's resulting exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose it to additional credit risks.



Risks: The principal risks of an investment in SDCF include Interest Rate Risk, Derivatives Risk, Leverage Risk and Credit Risk, as described in Asset Allocation Fund's prospectus. Another principal risk of an investment in SDCF is Focused Investment Risk, which is increased risk from a fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Another principal risk of an investment in SDCF is Non-Diversification Risk. SDCF is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because the fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by SDCF may affect SDCF's performance more than if SDCF were diversified. Another most significant risk of an investment in SDCF is Liquidity Risk. SDCF's ability to sell securities may be adversely affected by market size or legal restrictions. Shareholders of the Asset Allocation Fund and/or an underlying fund investing in SDCF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Asset Allocation Fund and/or the relevant underlying fund.


         INTERNATIONAL EQUITY FUNDS

GMO INTERNATIONAL DISCIPLINED EQUITY FUND

Investment Objective: GMO International Disciplined Equity Fund ("International Disciplined Equity Fund") seeks high total return. International Disciplined Equity Fund seeks to achieve its objective by outperforming its benchmark. International Disciplined Equity Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Investment Universe: International Disciplined Equity Fund typically invests in a diversified portfolio of equity investments from developed markets outside of the United States. Under normal circumstances, International Disciplined Equity Fund invests at least 80% of its assets in equity investments. International Disciplined Equity Fund may also use derivatives.

Principal Investments: International Disciplined Equity Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategies, International Disciplined Equity Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Disciplined Equity Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of International Disciplined Equity Fund. However, International Disciplined Equity Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Disciplined Equity Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

o        Stocks - valuation, firm quality, and improving fundamentals;

o Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

o Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Disciplined Equity Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage International Disciplined Equity Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to International Disciplined Equity Fund's benchmark.

Risks. The most significant risks of an investment in International Disciplined Equity Fund are Stock Market Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Disciplined Equity Fund is Currency Risk. International Disciplined Equity Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Disciplined Equity Fund's shares will be affected by changes in exchange rates. To manage this risk, International Disciplined Equity Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Disciplined Equity Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Disciplined Equity Fund could lose money if it fails to predict accurately the future exchange rates. International Disciplined Equity Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Disciplined Equity Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and the Manager is incorrect in its judgment of future exchange rate relationships, International Disciplined Equity Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Disciplined Equity Fund is Liquidity Risk. The International Disciplined Equity Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

GMO INTERNATIONAL INTRINSIC VALUE FUND

Investment Objective: GMO International Intrinsic Value Fund ("International Intrinsic Value Fund") seeks high total return. International Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark. International Intrinsic Value Fund's current benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index.

Investment Universe: International Intrinsic Value Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S. International Intrinsic Value Fund may also use derivatives.

Principal Investments: International Intrinsic Value Fund fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, International Intrinsic Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Intrinsic Value Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, International Intrinsic Value Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Intrinsic Value Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries and currencies based on several factors including:

o        Stocks - valuation, firm quality, and improving fundamentals;

o Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

o Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Intrinsic Value Fund Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

Risks: The most significant risks of an investment in International Intrinsic Value Fund are Stock Market Risk, Investment Style Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Intrinsic Value Fund is Currency Risk. International Intrinsic Value Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Intrinsic Value Fund's shares will be affected by changes in exchange rates. To manage this risk, International Intrinsic Value Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Intrinsic Value Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Intrinsic Value Fund could lose money if it fails to predict accurately the future exchange rates. International Intrinsic Value Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Intrinsic Value Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Intrinsic Value Fund is incorrect in its judgment of future exchange rate relationships, International Intrinsic Value Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Intrinsic Value Fund is Liquidity Risk. International Intrinsic Value Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

GMO INTERNATIONAL GROWTH FUND

Investment Objective: GMO International Growth Fund ("International Growth Fund") seeks high total return. International Growth Fund seeks to achieve its objective by outperforming its benchmark. International Growth Fund's current benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index.

Investment Universe: International Growth Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside the U.S. International Growth Fund may also use derivatives.

Principal Investments: International Growth Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, International Growth Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative and related instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures, contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Growth Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, International Growth Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Growth Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The Manager maintains diversification across countries, and tilts International Growth Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in International Growth Fund are Stock Market Risk, Investment Style Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Growth Fund is Currency Risk. International Growth Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Growth Fund's shares will be affected by changes in exchange rates. To manage this risk, International Growth Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Growth Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Growth Fund could lose money if it fails to predict accurately the future exchange rates. International Growth Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Growth Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Growth Fund is incorrect in its judgment of future exchange rate relationships, International Growth Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Growth Fund is Liquidity Risk. International Growth Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Investment Objective: GMO Currency Hedged International Equity Fund ("Currency Hedged International Fund") seeks high total return. Currency Hedged International Fund seeks to achieve its objective by outperforming its benchmark Currency Hedged International Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged).

Investment Universe: Currency Hedged International Fund invests to varying extents in other mutual funds managed by GMO, including GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund and GMO International Growth Fund (collectively, "GMO funds"). Under normal circumstances, Currency Hedged International Fund invests at least 80% of its assets in equity investments. Currency Hedged International Fund also intends to use derivatives.

Principal Investments: Currency Hedged International Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Currency Hedged International Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts.

Methodology/Portfolio Construction: The Manager allocates Currency Hedged International Equity Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and multiple quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.

The Manager will look at the underlying Funds' holdings to measure base currency exposure and then attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Risks. The most significant risks of an investment in Currency Hedged International Fund are Fund of Funds Risk, Stock Market Risk, Derivatives Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Currency Hedged International Fund is Liquidity Risk. The underlying GMO Funds' ability to sell securities may be adversely affected by market size or legal restrictions.


GMO FOREIGN FUND

Investment Objective: GMO Foreign Fund ("Foreign Fund") seeks high total return. Foreign Fund seeks to achieve its objective by outperforming its benchmark. Foreign Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Investment Universe: Foreign Fund typically makes equity investments in non-U.S. companies, including the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, Foreign Fund invests at least 80% of its assets in investments tied economically to countries outside the United States. Foreign Fund may also use derivatives.

Principal Investments: Foreign Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. Foreign Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of Foreign Fund's assets. In pursuing its investment strategy, Foreign Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

Methodology/Portfolio Construction:

o Stock Selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

o Country selection - Overweightings and underweightings of Foreign Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

Risks: The most significant risks of an investment in Foreign Fund are Stock Market Risk, Investment Style Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Foreign Fund is Currency Risk. Foreign Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Foreign Fund's shares will be affected by changes in exchange rates. To manage this risk, Foreign Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Foreign Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Foreign Fund could lose money if it fails to predict accurately the future exchange rates. Foreign Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Foreign Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Foreign Fund is incorrect in its judgment of future exchange rate relationships, Foreign Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Foreign Fund is Liquidity Risk. Foreign Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Foreign Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO FOREIGN SMALL COMPANIES FUND

Investment Objective: GMO Foreign Small Companies Fund ("Foreign Small Companies Fund") seeks high total return. Foreign Small Companies Fund seeks to achieve its objective by outperforming its benchmark. Foreign Small Companies Fund's current benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

Investment Universe: Foreign Small Companies Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark. Foreign Small Companies Fund may also use derivatives.

Principal Investments: Foreign Small Companies Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. Foreign Small Companies Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of Foreign Small Companies Fund's assets. In pursuing its investment strategy, Foreign Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

Methodology/Portfolio Construction:

o Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

o Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

Risks. The most significant risks of an investment in the Foreign Small Companies Fund are Stock Market Risk, Market Capitalization Risk, Investment Style Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Foreign Small Companies Fund is Currency Risk. Foreign Small Companies Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Foreign Small Companies Fund's shares will be affected by changes in exchange rates. To manage this risk, Foreign Small Companies Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Foreign Small Companies Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Foreign Small Companies Fund could lose money if it fails to predict accurately the future exchange rates. Foreign Small Companies Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Foreign Small Companies Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Foreign Small Companies Fund is incorrect in its judgment of future exchange rate relationships, Foreign Small Companies Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Foreign Small Companies Fund is Liquidity Risk. Foreign Small Companies Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Foreign Small Companies Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO INTERNATIONAL SMALL COMPANIES FUND

Investment Objective: GMO International Small Companies Fund ("International Small Companies Fund") seeks high total return. International Small Companies Fund seeks to achieve its objective by outperforming its benchmark. The current benchmark of International Small Companies Fund is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

Principal Investment: International Small Companies Fund typically makes equity investments in non-U.S. companies whose stocks are included in the MSCI database (including companies in developed and emerging countries) that fall within the bottom 70% of companies within their country when ranked by market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

Investment Universe: International Small Companies Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. International Small Companies Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, International Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Small Companies Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, its foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Small Companies Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

o        Stocks - valuation, firm quality, and improving fundamentals;

o Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

o Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Small Companies Fund's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

Risks: The most significant risks of an investment in the International Small Companies Fund are Stock Market Risk, Market Capitalization Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Small Companies Fund is Currency Risk. International Small Companies Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Small Companies Fund's shares will be affected by changes in exchange rates. To manage this risk, International Small Companies Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Small Companies Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Small Companies Fund could lose money if it fails to predict accurately the future exchange rates. International Small Companies Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Small Companies Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Small Companies Fund is incorrect in its judgment of future exchange rate relationships, International Small Companies Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in International Small Companies Fund is Liquidity Risk. International Small Companies Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for International Small Companies Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO EMERGING MARKETS FUND

Investment Objective: GMO Emerging Markets Fund ("Emerging Markets Fund") seeks high total return. Emerging Markets Fund seeks to achieve its objective by outperforming its benchmark. Emerging Markets Fund's current benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Investment: Emerging Markets Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. Under normal circumstances, Emerging Markets Fund invests at least 80% of its assets in investments tied economically to "emerging markets." The Manager defines "emerging markets" as those countries not included in the MSCI EAFE Index, a developed markets index. Emerging Markets Fund may also use derivatives.

Investment Universe: Emerging Markets Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Emerging Markets Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. Emerging Markets Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, the Emerging Markets Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. Emerging Markets Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

o Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

o Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time. Emerging Markets Fund has a value bias relative to many other traditional emerging market funds.

Risks: The most significant risks of an investment in Emerging Markets Fund are Stock Market Risk, Foreign Investment Risk, Emerging Markets Risk and Market Capitalization Risk, as described under "Overview of Fund Risks" in the Fund's prospectus. Another most significant risk of an investment in Emerging Markets Fund is Currency Risk. Emerging Markets Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Emerging Markets Fund's shares will be affected by changes in exchange rates. To manage this risk, Emerging Markets Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Emerging Markets Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Emerging Markets Fund could lose money if it fails to predict accurately the future exchange rates. Emerging Markets Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Emerging Markets Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Emerging Markets Fund is incorrect in its judgment of future exchange rate relationships, Emerging Markets Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Emerging Markets Fund is Liquidity Risk. Emerging Markets Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Emerging Markets Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions. Relative to the GMO Emerging Countries Fund, the Emerging Markets Fund will generally be subject to a higher level of liquidity risk due to the nature of its investments.

GMO EMERGING COUNTRIES FUND

Investment Objective: GMO Emerging Countries Fund ("Emerging Countries Fund") seeks high total return. Emerging Countries Fund seeks to achieve its objective by outperforming its benchmark. Emerging Countries Fund's current benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Investment: Emerging Countries Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. Under normal circumstances, Emerging Countries Fund invests at least 80% of its assets in investments tied economically to "emerging countries." The Manager defines "emerging countries" as those not included in the MSCI EAFE Index, a developed markets index.

Investment Universe: Emerging Countries Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Emerging Countries Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. Emerging Countries Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, the Emerging Countries Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. Emerging Countries Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

o Countries - value, improving fundamentals, macro-economic and currency models, market momentum, GDP trends, and a currency fair value model; and

o Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time. Emerging Countries Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging market funds.

Risks: The most significant risks of an investment in the Emerging Countries Fund are Stock Market Risk, Foreign Investment Risk and Emerging Markets Risk as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Emerging Countries Fund is Currency Risk. Emerging Countries Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Emerging Countries Fund's shares will be affected by changes in exchange rates. To manage this risk, Emerging Countries Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Emerging Countries Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Emerging Countries Fund could lose money if it fails to predict accurately the future exchange rates. Emerging Countries Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Emerging Countries Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Emerging Countries Fund is incorrect in its judgment of future exchange rate relationships, Emerging Countries Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Emerging Countries Fund is Liquidity Risk. Emerging Countries Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Emerging Countries Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO ASIA FUND

Investment Objective: GMO Asia Fund ("Asia Fund") seeks high total return. Asia Fund seeks to achieve its objective by outperforming its benchmark. Its current benchmark is the GMO Asia 7 Index.

Principal Investment: Asia Fund typically makes equity investments in companies whose stocks are traded in emerging and more developed Asian markets (other than Japan). Under normal circumstances, Asia Fund invests at least 80% of its assets in investments tied economically to Asia. Asia Fund may also use derivatives.

Investment Universe: Asia Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments and related investment techniques to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. It will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, the Asia Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Methodology/Portfolio Construction: The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

o Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

o Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Asia Fund are Stock Market Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Asia Fund is Currency Risk. Asia Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Asia Fund's shares will be affected by changes in exchange rates. To manage this risk, Asia Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Asia Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Asia Fund could lose money if it fails to predict accurately the future exchange rates. Asia Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Asia Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Asia Fund is incorrect in its judgment of future exchange rate relationships, Asia Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Asia Fund is Focused Investment Risk, which is increased risk from a fund focusing investments in limited number of countries or geographic regions. This risk is particularly pronounced for Asia Fund, which makes significant investments in Asian countries, making Asia Fund more susceptible to developments, such as political or economic instability, affecting the region. In addition, another most significant risk of an investment in Asia Fund is Liquidity Risk. Asia Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Asia Fund because it primarily makes emerging markets investments, which are not widely traded and which may be subject to purchase and sale restrictions.


                                   BENCHMARKS

Each underlying fund has a stated benchmark (each, a "GMO Benchmark"). Notwithstanding its GMO Benchmark, an underlying fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. Each underlying fund's GMO Benchmark is listed in the summaries above. General information about each GMO Benchmark is provided in the table below. In some cases, an underlying fund's GMO Benchmark differs from the broad-based index that the SEC requires a fund to use in the average annual return table. In addition, GMO may change an underlying fund's GMO Benchmark from time to time.

------------------------------------------------------- -----------------------------------------------------
Index                                                   Description
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Citigroup (formerly known as Salomon Smith Barney) Independently maintained and published short-term 3-Month Treasury Bill Index bill index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/Citigroup Extended Market Index (EMI) World          S&P/Citigroup EMI World ex-U.S. is the small
ex-U.S. Index                                           capitalization stock component of the S&P/Citigroup
                                                        Broad Market Index
                                                        (BMI). The BMI includes
                                                        listed shares of
                                                        companies from developed
                                                        and emerging market
                                                        countries with total
                                                        available market
                                                        capitalization of at
                                                        least the local
                                                        equivalent of USD100
                                                        million. The EMI
                                                        represents the bottom
                                                        20% of available capital
                                                        of the BMI in each
                                                        country and includes 75%
                                                        of the BMI issues. The
                                                        S&P/Citigroup EMI World
                                                        ex-U.S. excludes the
                                                        stocks of U.S. companies
                                                        included in the BMI.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/Citigroup Primary Market Index (PMI) Europe, S&P/Citigroup PMI EPAC Growth
Style Index consists Pacific, Asia Composite (EPAC) Growth Style Index of stocks in the EPAC regions of the PMI that have
                                                        a growth style. The PMI
                                                        is the large
                                                        capitalization stock
                                                        component of the BMI,
                                                        representing the top 80%
                                                        of available capital of
                                                        the BMI in each country
                                                        and including about 25%
                                                        of the BMI issues.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/Citigroup PMI EPAC Value Style Index                S&P/Citigroup PMI EPAC Value Style Index consists
                                                        of stocks in the EPAC region of the PMI that have a
                                                        value style. The PMI is the large capitalization
                                                        stock component of the BMI, representing the top
                                                        80% of available capital of the BMI in each country
                                                        and including about 25% of the BMI issues.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
GMO Asia 7 Index                                        Maintained by GMO and composed of the S&P/ IFCI
                                                        (Investable) Country Indexes of 7 Asian countries
                                                        (China, Indonesia, Korea, Malaysia, the
                                                        Philippines, Taiwan, and Thailand), all of which
                                                        are equally weighted.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Global Government Bond Index                Independently maintained and published index
                                                        composed of government bonds of 1413 developed
                                                        countries, including the U.S., with maturities of
                                                        one year or more.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan U.S. 3-Month Cash Index                     Independently maintained and published short-term
                                                        index measuring the total return performance of
                                                        constant maturity euro-currency deposits.
                                                        Calculated daily for 3-month deposits in the U.S.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P.                                                    Morgan Non-U.S.
                                                        Government Bond Index
                                                        Independently maintained
                                                        and published index
                                                        composed of non-U.S.
                                                        government bonds with
                                                        maturities of one year
                                                        or more.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Non-U.S. Government Bond Index (Hedged) Independently maintained and published index (ex-Japan) composed of non-U.S. government bonds (excluding
                                                        Japanese government
                                                        bonds) with maturities
                                                        of one year or more that
                                                        are currency- hedged
                                                        into U.S. dollars.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P.                                                    Morgan Emerging Markets
                                                        Bond Index Global
                                                        Independently maintained
                                                        and published index
                                                        composed of debt
                                                        securities of 31
                                                        countries.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index               Independently maintained and published index
                                                        comprised of U.S. fixed rate debt issues, having a
                                                        maturity of at least one year and rated investment
                                                        grade or higher.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers U.S. Government Bond Index              Independently maintained and published U.S.
                                                        government bond index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers U.S. Treasury Inflation Notes Index     Independently maintained and published index of
                                                        inflation-indexed linked U.S. Treasury securities.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
MSCI EAFE Index (Europe, Australasia, and Far East Independently maintained and published large Index) capitalization international stock index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
MSCI EAFE (Europe, Australasia, and Far East)           Independently maintained and published large
(Hedged)                                                capitalization international stock index that is
                                                        currency-hedged into U.S. dollars.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Morgan                                                  Stanley REIT Index
                                                        Independently maintained
                                                        and published equity
                                                        real estate index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 1000 Growth Index                               Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 1000 Index (a large capitalization U.S.
                                                        stock index) with higher price-to-book ratios and
                                                        higher forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 1000 Value Index                                Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 1000 Index (a large capitalization U.S.
                                                        stock index) with lower price-to-book ratios and
                                                        lower forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 2500 Growth Index                               Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 2500 Index with higher price-to-book ratios
                                                        and higher forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 2500 Value Index                                Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 2500 Index with lower price-to-book ratios
                                                        and lower forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P 500 Index                                           Independently maintained and published index of
                                                        large capitalization U.S. stocks.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/IFCI                                                (Investable) Composite
                                                        Index Independently
                                                        maintained and published
                                                        market
                                                        capitalization-weighted
                                                        index of the performance
                                                        of securities traded on
                                                        stock exchanges of 22
                                                        different emerging
                                                        markets, calculated on a
                                                        total return basis.
------------------------------------------------------- -----------------------------------------------------

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v)  Federal National Mortgage Association; and

          (vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.


         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american   Development   Bank  and  World  Bank  (formerly  known  as  the
International Bank for Reconstruction and Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Currency Cross-hedge

         A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

         A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the USD by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

         Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but want to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities:

         TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                                                     ---------------------------- ----------------- ------------------
Equity and International Funds                       Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------


                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem any such shares within one year (see "Contingent Deferred Sales Charge" below).

         No front-end sales charges are imposed on Class A shares purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America's Utility Fund.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

                                           Maximum Contingent
                                         Deferred Sales Charge

Years Held

1                                                5.00%
2                                                4.00%
3                                                3.00%
4                                                3.00%
5                                                2.00%
6                                                1.00%
Thereafter                                       0.00%
8                                         Converts to Class A
Dealer Allowance                                 4.00%


         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

         In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy. The computer systems of certain of the Funds' financial intermediaries currently do not have the ability to aggregate shares. Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.

Class C Shares

         The Fund offers Class C shares without a front-end sales charge. The Fund may charge a CDSC on shares you redeem based on the following schedule:
                                                Maximum
                                              Contingent
                                            Deferred Sales
Years Held                                      Charge

1                                                1.00%


Thereafter                                       0.00%

         There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund.

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class R Shares

         Class R shares are offered at NAV without a front-end sales charge or CDSC. However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund. Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS. Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions. Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative   Shares,   Institutional   Service  Shares,   Investor   Shares,
Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.


Contingent Deferred Sales Charge

         The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund. Your shares age one year on the same day of the next year and each year thereafter. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sale charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer back to the section entitled "Purchase and Redemption of Shares," for the complete schedule of each class' maximum contingent deferred sales charge.

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.




Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to your spouse, parents, siblings and children. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without a front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of Wachovia, its affiliates, EIS, any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.





                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:


                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
      ATVD = ending redeemable value of
             the initial $1,000, after taxes on
             fund distributions but not after
             taxes on redemption.




Return After Taxes on Distributions and Redemption

         Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period


7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

         EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.


                            -------------------------- -------------------------
                                                            Current Maximum
                         Class 12b-1 Fees Allowed Under
                                                               the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(e)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(f)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(h)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        R                      1.00%(i)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

         Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

         EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.


         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EIS pays commissions to investment firms for sales of Class A shares at the following rates:

                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
                                                  * Evergreen Equity Index Fund
                                                  pays 0.25% to investment firms
                                                  for all amounts over
                                                  $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------
                                                  ** Evergreen Adjustable Rate
                                                  Fund and Evergreen Ultra Short
                                                  Bond Fund pay 0.25% to
                                                  investment firms for all
                                                  amounts over $1,000,000.

         EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

         EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended March 31, 2004, the Executive Committee held twenty-three committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended March 31, 2004, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended March 31, 2004, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five         Number of           Other
                                                                                                  Portfolios
                                                                                                  Overseen in      Directorships
      Date of Birth                      Year of                                                Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen
                             Trust       Office*                                                  12/31/2003       Funds Complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former
DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Shirley L. Fulton           Trustee        2004      Partner, Helms, Henderson & Fulton,              93                None
                                                     P.A. (law firm); Retired Senior
DOB: 1/10/52                                         Resident Superior Court Judge, 26th
                                                     Judicial District, Charlotte, NC
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President, Oldways
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of
K. Dun Gifford              Trustee        1974      the Board, Director, and Executive Vice          93                None
DOB: 10/23/1938                                      President, The London Harness Company
                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix
Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund
                                                     Morehouse College; Former Director,
                                                     Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former
DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former
William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI
DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton, Medical Director, U.S. Health
III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts
CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
         Trustee              Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Shirley L. Fulton             None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
K. Dun Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III* None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
*    In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred
     Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Dennis H. Ferro                  President                President, Chief Executive Officer and Chief Investment
401 S. Tryon                                              Officer, Evergreen Investment  Company, Inc. and Executive
Charlotte, NC 28288                                       Vice President, Wachovia Bank, N.A.
DOB: 6/20/1945
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                     Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o        Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.


Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.


Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance changes

o        excessive increases in authorized capital stock

o        unfair method of distribution

o        diminution of voting rights

o        adverse conversion features

o        negative impact on stock option plans

o        other alternatives such as spinoff

VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.




Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o        are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.





Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure;
performance of both funds; and continuity of management personnel. Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

                                   PRO FORMA

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.1%
Ameriquest Mtge. Securities, Inc., Ser. 2003-8, Class AF5, 4.64%, 10/25/2033          1,935,000      1,938,380
Chase Credit Card Owner Trust, Ser. 2004-1, Class A, 1.79%, 05/15/2009                        0              0
Detroit Edison Securitization, Ser. 2001-1, Class A6, 6.62%, 03/01/2016                       0              0
Fleet Credit Card Master Trust I, Ser. 2000-D, Class A, 1.90%, 05/15/2008                     0              0
Residential Asset Mtge. Products, Inc.:
     Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032                                      3,515,000      3,601,337
     Ser. 2002-RZ3, Class A4, 4.73%, 12/25/2031                                               0              0
     Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033                                      1,995,000      2,047,791
                                                                                                   -----------
           Total Asset-Backed Securities (cost $7,520,039, $16,065,650,
              $0 and $23,585,689, respectively)                                                      7,587,508
                                                                                                   -----------

CORPORATE BONDS 7.8%
CONSUMER DISCRETIONARY 1.1%
Auto Components 0.0%
Dana Corp., 9.00%, 08/15/2011                                                           250,000        303,125
HLI Operating, Inc., 10.50%, 06/15/2010                                                 110,000        120,450
                                                                                                   -----------
                                                                                                       423,575
                                                                                                   -----------

Automobiles 0.3%
Ford Motor Co., 6.375%, 02/01/2029                                                    1,750,000      1,542,534
General Motors Corp., 7.20%, 01/15/2011                                               3,000,000      3,181,215
                                                                                                   -----------
                                                                                                     4,723,749
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.1%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A                              250,000        278,750
Friendly Ice Cream Corp., 8.375%, 06/15/2012                                             50,000         48,250
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012                                   250,000        280,000
La Quinta Properties, Inc., 7.00%, 08/18/2012 144A                                       75,000         79,406
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012                                     350,000        398,125
Seneca Gaming Corp., 7.25%, 05/01/2012 144A                                             255,000        264,563
                                                                                                   -----------
                                                                                                     1,349,094
                                                                                                   -----------

Household Durables 0.0%
Meritage Corp., 9.75%, 06/01/2011                                                       100,000        112,750
Schuler Homes, Inc., 10.50%, 07/15/2011                                                 200,000        231,000
Standard Pacific Corp., 7.75%, 03/15/2013                                               200,000        218,500
WCI Communities, Inc., 9.125%, 05/01/2012                                               200,000        224,000
                                                                                                   -----------
                                                                                                       786,250
                                                                                                   -----------

Media 0.3%
CSC Holdings, Inc., 7.625%, 04/01/2011                                                  350,000        370,562
Dex Media West LLC, 8.50%, 08/15/2010                                                   155,000        176,700
Emmis Communications Corp., 6.875%, 05/15/2012                                          100,000        104,250
Mediacom Capital Corp., 9.50%, 01/15/2013                                               205,000        198,338
Mediacom LLC, 7.875%, 02/15/2011                                                        140,000        134,400
MediaNews Group, Inc., 6.875%, 10/01/2013                                               200,000        207,500
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012                                       150,000        182,625
Time Warner, Inc., 7.625%, 04/15/2031                                                 2,000,000      2,309,068
                                                                                                   -----------
                                                                                                     3,683,443
                                                                                                   -----------

Multi-line Retail 0.3%
May Department Stores Co.:
     6.90%, 01/15/2032                                                                        0              0
     7.45%, 09/15/2011                                                                1,000,000      1,137,608
                                                                                                   -----------
                                                                                                     1,137,608
                                                                                                   -----------

Specialty Retail 0.1%
Cole National Group, Inc., 8.875%, 05/15/2012                                           200,000        227,500
CSK Auto, Inc., 7.00%, 01/15/2014                                                       200,000        194,500
Group 1 Automotive, Inc., 8.25%, 08/15/2013                                             200,000        212,000
Michaels Stores, Inc., 9.25%, 07/01/2009                                                200,000        218,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011                                         200,000        233,000
United Auto Group, Inc., 9.625%, 03/15/2012                                             200,000        221,500
Warnaco Group, Inc., 8.875%, 06/15/2013                                                 350,000        391,125
                                                                                                   -----------
                                                                                                     1,697,625
                                                                                                   -----------

CONSUMER STAPLES 0.7%
Beverages 0.4%
Coca-Cola Enterprises, Inc.:
     0.00%, 06/20/2020 |o|                                                                    0              0
     6.95%, 11/15/2026                                                                  650,000        756,328
                                                                                                   -----------
                                                                                                       756,328
                                                                                                   -----------

Food & Staples Retailing 0.0%
Couche-Tard LP, 7.50%, 12/15/2013                                                       100,000        107,000
Rite Aid Corp., 8.125%, 05/01/2010                                                      200,000        211,000
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012                                              200,000        216,500
                                                                                                   -----------
                                                                                                       534,500
                                                                                                   -----------

Food Products 0.3%
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A                              35,000         35,175
Del Monte Foods Co., 8.625%, 12/15/2012                                                 200,000        223,500
Dole Food Co., Inc., 7.25%, 06/15/2010                                                  200,000        207,500
General Mills, Inc., 6.00%, 02/15/2012                                                        0              0
                                                                                                   -----------
                                                                                                       466,175
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.1%
Ameriquest Mtge. Securities, Inc., Ser. 2003-8, Class AF5, 4.64%, 10/25/2033                  0              0
Chase Credit Card Owner Trust, Ser. 2004-1, Class A, 1.79%, 05/15/2009                4,300,000      4,302,540
Detroit Edison Securitization, Ser. 2001-1, Class A6, 6.62%, 03/01/2016               2,050,000      2,351,406
Fleet Credit Card Master Trust I, Ser. 2000-D, Class A, 1.90%, 05/15/2008             4,300,000      4,309,338
Residential Asset Mtge. Products, Inc.:
     Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032                                              0              0
     Ser. 2002-RZ3, Class A4, 4.73%, 12/25/2031                                       2,045,096      2,057,383
     Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033                                      3,120,000      3,202,561
                                                                                                   -----------
           Total Asset-Backed Securities (cost $7,520,039, $16,065,650,
              $0 and $23,585,689, respectively)                                                     16,223,228
                                                                                                   -----------

CORPORATE BONDS 7.8%
CONSUMER DISCRETIONARY 1.1%
Auto Components 0.0%
Dana Corp., 9.00%, 08/15/2011                                                                 0              0
HLI Operating, Inc., 10.50%, 06/15/2010                                                       0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Automobiles 0.3%
Ford Motor Co., 6.375%, 02/01/2029                                                    1,600,000      1,410,317
General Motors Corp., 7.20%, 01/15/2011                                                       0              0
                                                                                                   -----------
                                                                                                     1,410,317
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.1%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A                                    0              0
Friendly Ice Cream Corp., 8.375%, 06/15/2012                                                  0              0
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012                                         0              0
La Quinta Properties, Inc., 7.00%, 08/18/2012 144A                                            0              0
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012                                           0              0
Seneca Gaming Corp., 7.25%, 05/01/2012 144A                                                   0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Household Durables 0.0%
Meritage Corp., 9.75%, 06/01/2011                                                             0              0
Schuler Homes, Inc., 10.50%, 07/15/2011                                                       0              0
Standard Pacific Corp., 7.75%, 03/15/2013                                                     0              0
WCI Communities, Inc., 9.125%, 05/01/2012                                                     0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Media 0.3%
CSC Holdings, Inc., 7.625%, 04/01/2011                                                        0              0
Dex Media West LLC, 8.50%, 08/15/2010                                                         0              0
Emmis Communications Corp., 6.875%, 05/15/2012                                                0              0
Mediacom Capital Corp., 9.50%, 01/15/2013                                                     0              0
Mediacom LLC, 7.875%, 02/15/2011                                                              0              0
MediaNews Group, Inc., 6.875%, 10/01/2013                                                     0              0
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012                                             0              0
Time Warner, Inc., 7.625%, 04/15/2031                                                 2,700,000      3,117,242
                                                                                                   -----------
                                                                                                     3,117,242
                                                                                                   -----------

Multi-line Retail 0.3%
May Department Stores Co.:
     6.90%, 01/15/2032                                                                5,000,000      5,321,305
     7.45%, 09/15/2011                                                                        0              0
                                                                                                   -----------
                                                                                                     5,321,305
                                                                                                   -----------

Specialty Retail 0.1%
Cole National Group, Inc., 8.875%, 05/15/2012                                                 0              0
CSK Auto, Inc., 7.00%, 01/15/2014                                                             0              0
Group 1 Automotive, Inc., 8.25%, 08/15/2013                                                   0              0
Michaels Stores, Inc., 9.25%, 07/01/2009                                                      0              0
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011                                               0              0
United Auto Group, Inc., 9.625%, 03/15/2012                                                   0              0
Warnaco Group, Inc., 8.875%, 06/15/2013                                                       0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

CONSUMER STAPLES 0.7%
Beverages 0.4%
Coca-Cola Enterprises, Inc.:
     0.00%, 06/20/2020 |o|                                                           17,530,000      7,441,257
     6.95%, 11/15/2026                                                                        0              0
                                                                                                   -----------
                                                                                                     7,441,257
                                                                                                   -----------

Food & Staples Retailing 0.0%
Couche-Tard LP, 7.50%, 12/15/2013                                                             0              0
Rite Aid Corp., 8.125%, 05/01/2010                                                            0              0
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Food Products 0.3%
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A                                   0              0
Del Monte Foods Co., 8.625%, 12/15/2012                                                       0              0
Dole Food Co., Inc., 7.25%, 06/15/2010                                                        0              0
General Mills, Inc., 6.00%, 02/15/2012                                                4,500,000      4,854,299
                                                                                                   -----------
                                                                                                     4,854,299
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.1%
Ameriquest Mtge. Securities, Inc., Ser. 2003-8, Class AF5, 4.64%, 10/25/2033                  0              0
Chase Credit Card Owner Trust, Ser. 2004-1, Class A, 1.79%, 05/15/2009                        0              0
Detroit Edison Securitization, Ser. 2001-1, Class A6, 6.62%, 03/01/2016                       0              0
Fleet Credit Card Master Trust I, Ser. 2000-D, Class A, 1.90%, 05/15/2008                     0              0
Residential Asset Mtge. Products, Inc.:
     Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032                                              0              0
     Ser. 2002-RZ3, Class A4, 4.73%, 12/25/2031                                               0              0
     Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033                                              0              0
                                                                                                   -----------
           Total Asset-Backed Securities (cost $7,520,039, $16,065,650,
              $0 and $23,585,689, respectively)                                                              0
                                                                                                   -----------

CORPORATE BONDS 7.8%
CONSUMER DISCRETIONARY 1.1%
Auto Components 0.0%
Dana Corp., 9.00%, 08/15/2011                                                                 0              0
HLI Operating, Inc., 10.50%, 06/15/2010                                                       0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Automobiles 0.3%
Ford Motor Co., 6.375%, 02/01/2029                                                            0              0
General Motors Corp., 7.20%, 01/15/2011                                                       0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.1%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A                                    0              0
Friendly Ice Cream Corp., 8.375%, 06/15/2012                                                  0              0
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012                                         0              0
La Quinta Properties, Inc., 7.00%, 08/18/2012 144A                                            0              0
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012                                           0              0
Seneca Gaming Corp., 7.25%, 05/01/2012 144A                                                   0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Household Durables 0.0%
Meritage Corp., 9.75%, 06/01/2011                                                             0              0
Schuler Homes, Inc., 10.50%, 07/15/2011                                                       0              0
Standard Pacific Corp., 7.75%, 03/15/2013                                                     0              0
WCI Communities, Inc., 9.125%, 05/01/2012                                                     0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Media 0.3%
CSC Holdings, Inc., 7.625%, 04/01/2011                                                        0              0
Dex Media West LLC, 8.50%, 08/15/2010                                                         0              0
Emmis Communications Corp., 6.875%, 05/15/2012                                                0              0
Mediacom Capital Corp., 9.50%, 01/15/2013                                                     0              0
Mediacom LLC, 7.875%, 02/15/2011                                                              0              0
MediaNews Group, Inc., 6.875%, 10/01/2013                                                     0              0
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012                                             0              0
Time Warner, Inc., 7.625%, 04/15/2031                                                         0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Multi-line Retail 0.3%
May Department Stores Co.:
     6.90%, 01/15/2032                                                                        0              0
     7.45%, 09/15/2011                                                                        0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Specialty Retail 0.1%
Cole National Group, Inc., 8.875%, 05/15/2012                                                 0              0
CSK Auto, Inc., 7.00%, 01/15/2014                                                             0              0
Group 1 Automotive, Inc., 8.25%, 08/15/2013                                                   0              0
Michaels Stores, Inc., 9.25%, 07/01/2009                                                      0              0
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011                                               0              0
United Auto Group, Inc., 9.625%, 03/15/2012                                                   0              0
Warnaco Group, Inc., 8.875%, 06/15/2013                                                       0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

CONSUMER STAPLES 0.7%
Beverages 0.4%
Coca-Cola Enterprises, Inc.:
     0.00%, 06/20/2020 |o|                                                                    0              0
     6.95%, 11/15/2026                                                                        0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Food & Staples Retailing 0.0%
Couche-Tard LP, 7.50%, 12/15/2013                                                             0              0
Rite Aid Corp., 8.125%, 05/01/2010                                                            0              0
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Food Products 0.3%
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A                                   0              0
Del Monte Foods Co., 8.625%, 12/15/2012                                                       0              0
Dole Food Co., Inc., 7.25%, 06/15/2010                                                        0              0
General Mills, Inc., 6.00%, 02/15/2012                                                        0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                       Combined      Combined
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.1%
Ameriquest Mtge. Securities, Inc., Ser. 2003-8, Class AF5, 4.64%, 10/25/2033          1,935,000      1,938,380
Chase Credit Card Owner Trust, Ser. 2004-1, Class A, 1.79%, 05/15/2009                4,300,000      4,302,540
Detroit Edison Securitization, Ser. 2001-1, Class A6, 6.62%, 03/01/2016               2,050,000      2,351,406
Fleet Credit Card Master Trust I, Ser. 2000-D, Class A, 1.90%, 05/15/2008             4,300,000      4,309,338
Residential Asset Mtge. Products, Inc.:
     Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032                                      3,515,000      3,601,337
     Ser. 2002-RZ3, Class A4, 4.73%, 12/25/2031                                       2,045,096      2,057,383
     Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033                                      5,115,000      5,250,352
                                                                                                   -----------
           Total Asset-Backed Securities (cost $7,520,039, $16,065,650,
              $0 and $23,585,689, respectively)                                                     23,810,736
                                                                                                   -----------

CORPORATE BONDS 7.8%
CONSUMER DISCRETIONARY 1.1%
Auto Components 0.0%
Dana Corp., 9.00%, 08/15/2011                                                           250,000        303,125
HLI Operating, Inc., 10.50%, 06/15/2010                                                 110,000        120,450
                                                                                                   -----------
                                                                                                       423,575
                                                                                                   -----------

Automobiles 0.3%
Ford Motor Co., 6.375%, 02/01/2029                                                    3,350,000      2,952,851
General Motors Corp., 7.20%, 01/15/2011                                               3,000,000      3,181,215
                                                                                                   -----------
                                                                                                     6,134,066
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.1%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A                              250,000        278,750
Friendly Ice Cream Corp., 8.375%, 06/15/2012                                             50,000         48,250
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012                                   250,000        280,000
La Quinta Properties, Inc., 7.00%, 08/18/2012 144A                                       75,000         79,406
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012                                     350,000        398,125
Seneca Gaming Corp., 7.25%, 05/01/2012 144A                                             255,000        264,563
                                                                                                   -----------
                                                                                                     1,349,094
                                                                                                   -----------

Household Durables 0.0%
Meritage Corp., 9.75%, 06/01/2011                                                       100,000        112,750
Schuler Homes, Inc., 10.50%, 07/15/2011                                                 200,000        231,000
Standard Pacific Corp., 7.75%, 03/15/2013                                               200,000        218,500
WCI Communities, Inc., 9.125%, 05/01/2012                                               200,000        224,000
                                                                                                   -----------
                                                                                                       786,250
                                                                                                   -----------

Media 0.3%
CSC Holdings, Inc., 7.625%, 04/01/2011                                                  350,000        370,562
Dex Media West LLC, 8.50%, 08/15/2010                                                   155,000        176,700
Emmis Communications Corp., 6.875%, 05/15/2012                                          100,000        104,250
Mediacom Capital Corp., 9.50%, 01/15/2013                                               205,000        198,338
Mediacom LLC, 7.875%, 02/15/2011                                                        140,000        134,400
MediaNews Group, Inc., 6.875%, 10/01/2013                                               200,000        207,500
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012                                       150,000        182,625
Time Warner, Inc., 7.625%, 04/15/2031                                                 4,700,000      5,426,310
                                                                                                   -----------
                                                                                                     6,800,685
                                                                                                   -----------

Multi-line Retail 0.3%
May Department Stores Co.:
     6.90%, 01/15/2032                                                                5,000,000      5,321,305
     7.45%, 09/15/2011                                                                1,000,000      1,137,608
                                                                                                   -----------
                                                                                                     6,458,913
                                                                                                   -----------

Specialty Retail 0.1%
Cole National Group, Inc., 8.875%, 05/15/2012                                           200,000        227,500
CSK Auto, Inc., 7.00%, 01/15/2014                                                       200,000        194,500
Group 1 Automotive, Inc., 8.25%, 08/15/2013                                             200,000        212,000
Michaels Stores, Inc., 9.25%, 07/01/2009                                                200,000        218,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011                                         200,000        233,000
United Auto Group, Inc., 9.625%, 03/15/2012                                             200,000        221,500
Warnaco Group, Inc., 8.875%, 06/15/2013                                                 350,000        391,125
                                                                                                   -----------
                                                                                                     1,697,625
                                                                                                   -----------

CONSUMER STAPLES 0.7%
Beverages 0.4%
Coca-Cola Enterprises, Inc.:
     0.00%, 06/20/2020 |o|                                                           17,530,000      7,441,257
     6.95%, 11/15/2026                                                                  650,000        756,328
                                                                                                   -----------
                                                                                                     8,197,585
                                                                                                   -----------

Food & Staples Retailing 0.0%
Couche-Tard LP, 7.50%, 12/15/2013                                                       100,000        107,000
Rite Aid Corp., 8.125%, 05/01/2010                                                      200,000        211,000
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012                                              200,000        216,500
                                                                                                   -----------
                                                                                                       534,500
                                                                                                   -----------

Food Products 0.3%
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A                              35,000         35,175
Del Monte Foods Co., 8.625%, 12/15/2012                                                 200,000        223,500
Dole Food Co., Inc., 7.25%, 06/15/2010                                                  200,000        207,500
General Mills, Inc., 6.00%, 02/15/2012                                                4,500,000      4,854,299
                                                                                                   -----------
                                                                                                     5,320,474
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Personal Products 0.0%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A                                          100,000        106,250
                                                                                                   -----------

ENERGY 0.2%
Energy Equipment & Services 0.0%
Dresser, Inc., 9.375%, 04/15/2011                                                       200,000        221,000
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009                                        100,000        106,625
                                                                                                   -----------
                                                                                                       327,625
                                                                                                   -----------

Oil & Gas 0.2%
Chesapeake Energy Corp., 6.875%, 01/15/2016                                             250,000        262,500
El Paso Energy Partners LP, 8.50%, 06/01/2011                                           400,000        451,500
Evergreen Resources, Inc., 5.875%, 03/15/2012                                            40,000         41,400
Exco Resources, Inc., 7.25%, 01/15/2011                                                  70,000         74,550
Ferrellgas LP, 6.75%, 05/01/2014                                                        180,000        184,500
Forest Oil Corp., 7.75%, 05/01/2014                                                     250,000        273,125
Frontier Oil Corp., 6.625%, 10/01/2011 144A #                                            50,000         50,875
Kinder Morgan Energy Partners, 7.40%, 03/15/2031                                        800,000        910,853
Plains Exploration & Production Co., 8.75%, 07/01/2012                                  200,000        225,500
Stone Energy Corp., 8.25%, 12/15/2011                                                   175,000        189,437
                                                                                                   -----------
                                                                                                     2,664,240
                                                                                                   -----------

FINANCIALS 3.7%
Capital Markets 0.9%
Alliance Capital Management LP, 5.625%, 08/15/2006                                    4,425,000      4,631,564
Bank of New York Co., Inc., 7.30%, 12/01/2009                                                 0              0
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009                                          1,085,000      1,246,026
Legg Mason, Inc., 6.75%, 07/02/2008                                                   3,500,000      3,857,749
Merrill Lynch & Co., Inc., 4.125%, 09/10/2009                                                 0              0
Morgan Stanley, 3.625%, 04/01/2008                                                      400,000        401,168
                                                                                                   -----------
                                                                                                    10,136,507
                                                                                                   -----------

Commercial Banks 0.4%
Bank of America Corp.:
     4.375%, 12/01/2010                                                                       0              0
     7.125%, 05/01/2006                                                               1,000,000      1,066,480
PNC Funding Corp., 5.75%, 08/01/2006                                                          0              0
U.S. Bank, 6.375%, 08/01/2011                                                                 0              0
Union Planters Bank, 6.50%, 03/15/2008                                                2,380,000      2,570,807
                                                                                                   -----------
                                                                                                     3,637,287
                                                                                                   -----------

Consumer Finance 1.5%
Ford Motor Credit Co., 7.00%, 10/01/2013                                                500,000        529,528
General Electric Capital Corp., 3.50%, 05/01/2008                                             0              0
GMAC, 6.875%, 09/15/2011                                                                      0              0
Household Finance Corp.:
     4.75%, 05/15/2009                                                                3,000,000      3,099,540
     6.40%, 06/17/2008                                                                        0              0
International Lease Finance Corp., 4.375%, 12/15/2005                                         0              0
Sprint Capital Corp., 6.875%, 11/15/2028                                              2,160,000      2,272,413
USAA Capital Corp., 5.59%, 12/20/2006 144A                                                    0              0
                                                                                                   -----------
                                                                                                     5,901,481
                                                                                                   -----------

Diversified Financials 0.0%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A                                        350,000        378,000
                                                                                                   -----------

Insurance 0.0%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013                                      250,000        268,125
                                                                                                   -----------

Real Estate 0.6
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT                                 227,000        258,213
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT                                   250,000        270,625
Duke Realty LP, 7.05%, 03/01/2006 REIT                                                  700,000        730,827
EOP Operating LP:
     7.00%, 07/15/2011                                                                3,250,000      3,656,084
     7.75%, 11/15/2007                                                                  500,000        558,702
ERP Operating LP, 6.63%, 04/13/2015 REIT                                              4,680,000      4,781,547
FelCor Suites LP, 7.625%, 10/01/2007 REIT                                               250,000        265,000
Host Marriott LP, Ser. J, 7.125%, 11/01/2013 REIT                                       200,000        211,000
LNR Property Corp., 7.625%, 07/15/2013                                                  200,000        220,000
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT                                   1,250,000      1,301,627
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT                                        200,000        208,000
                                                                                                   -----------
                                                                                                    12,461,625
                                                                                                   -----------

Thrifts & Mortgage Finance 0.3%
American General Finance Corp:
     5.75%, 03/15/2007                                                                  925,000        977,964
     5.875%, 07/14/2006                                                                       0              0
                                                                                                   -----------
                                                                                                       977,964
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Personal Products 0.0%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A                                                0              0
                                                                                                   -----------

ENERGY 0.2%
Energy Equipment & Services 0.0%
Dresser, Inc., 9.375%, 04/15/2011                                                             0              0
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Oil & Gas 0.2%
Chesapeake Energy Corp., 6.875%, 01/15/2016                                                   0              0
El Paso Energy Partners LP, 8.50%, 06/01/2011                                                 0              0
Evergreen Resources, Inc., 5.875%, 03/15/2012                                                 0              0
Exco Resources, Inc., 7.25%, 01/15/2011                                                       0              0
Ferrellgas LP, 6.75%, 05/01/2014                                                              0              0
Forest Oil Corp., 7.75%, 05/01/2014                                                           0              0
Frontier Oil Corp., 6.625%, 10/01/2011 144A #                                                 0              0
Kinder Morgan Energy Partners, 7.40%, 03/15/2031                                              0              0
Plains Exploration & Production Co., 8.75%, 07/01/2012                                        0              0
Stone Energy Corp., 8.25%, 12/15/2011                                                         0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

FINANCIALS 3.7%
Capital Markets 0.9%
Alliance Capital Management LP, 5.625%, 08/15/2006                                            0              0
Bank of New York Co., Inc., 7.30%, 12/01/2009                                         3,675,000      4,237,937
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009                                                  0              0
Legg Mason, Inc., 6.75%, 07/02/2008                                                           0              0
Merrill Lynch & Co., Inc., 4.125%, 09/10/2009                                         2,650,000      2,660,173
Morgan Stanley, 3.625%, 04/01/2008                                                            0              0
                                                                                                   -----------
                                                                                                     6,898,110
                                                                                                   -----------

Commercial Banks 0.4%
Bank of America Corp.:
     4.375%, 12/01/2010                                                                  35,000         35,317
     7.125%, 05/01/2006                                                                       0              0
PNC Funding Corp., 5.75%, 08/01/2006                                                  1,735,000      1,818,535
U.S. Bank, 6.375%, 08/01/2011                                                         2,000,000      2,237,744
Union Planters Bank, 6.50%, 03/15/2008                                                        0              0
                                                                                                   -----------
                                                                                                     4,091,596
                                                                                                   -----------

Consumer Finance 1.5%
Ford Motor Credit Co., 7.00%, 10/01/2013                                                      0              0
General Electric Capital Corp., 3.50%, 05/01/2008                                     3,000,000      3,005,439
GMAC, 6.875%, 09/15/2011                                                              4,675,000      4,910,943
Household Finance Corp.:
     4.75%, 05/15/2009                                                                        0              0
     6.40%, 06/17/2008                                                                3,750,000      4,095,097
International Lease Finance Corp., 4.375%, 12/15/2005                                 4,105,000      4,185,351
Sprint Capital Corp., 6.875%, 11/15/2028                                              2,600,000      2,735,312
USAA Capital Corp., 5.59%, 12/20/2006 144A                                            5,500,000      5,807,521
                                                                                                   -----------
                                                                                                    24,739,663
                                                                                                   -----------

Diversified Financials 0.0%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A                                              0              0
                                                                                                   -----------

Insurance 0.0%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013                                            0              0
                                                                                                   -----------

Real Estate 0.6
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT                                       0              0
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT                                         0              0
Duke Realty LP, 7.05%, 03/01/2006 REIT                                                        0              0
EOP Operating LP:
     7.00%, 07/15/2011                                                                        0              0
     7.75%, 11/15/2007                                                                        0              0
ERP Operating LP, 6.63%, 04/13/2015 REIT                                                      0              0
FelCor Suites LP, 7.625%, 10/01/2007 REIT                                                     0              0
Host Marriott LP, Ser. J, 7.125%, 11/01/2013 REIT                                             0              0
LNR Property Corp., 7.625%, 07/15/2013                                                        0              0
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT                                           0              0
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Thrifts & Mortgage Finance 0.3%
American General Finance Corp:
     5.75%, 03/15/2007                                                                        0              0
     5.875%, 07/14/2006                                                               4,800,000      5,043,192
                                                                                                   -----------
                                                                                                     5,043,192
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Personal Products 0.0%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A                                                0              0
                                                                                                   -----------

ENERGY 0.2%
Energy Equipment & Services 0.0%
Dresser, Inc., 9.375%, 04/15/2011                                                             0              0
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Oil & Gas 0.2%
Chesapeake Energy Corp., 6.875%, 01/15/2016                                                   0              0
El Paso Energy Partners LP, 8.50%, 06/01/2011                                                 0              0
Evergreen Resources, Inc., 5.875%, 03/15/2012                                                 0              0
Exco Resources, Inc., 7.25%, 01/15/2011                                                       0              0
Ferrellgas LP, 6.75%, 05/01/2014                                                              0              0
Forest Oil Corp., 7.75%, 05/01/2014                                                           0              0
Frontier Oil Corp., 6.625%, 10/01/2011 144A #                                                 0              0
Kinder Morgan Energy Partners, 7.40%, 03/15/2031                                              0              0
Plains Exploration & Production Co., 8.75%, 07/01/2012                                        0              0
Stone Energy Corp., 8.25%, 12/15/2011                                                         0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

FINANCIALS 3.7%
Capital Markets 0.9%
Alliance Capital Management LP, 5.625%, 08/15/2006                                            0              0
Bank of New York Co., Inc., 7.30%, 12/01/2009                                                 0              0
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009                                                  0              0
Legg Mason, Inc., 6.75%, 07/02/2008                                                           0              0
Merrill Lynch & Co., Inc., 4.125%, 09/10/2009                                                 0              0
Morgan Stanley, 3.625%, 04/01/2008                                                            0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Commercial Banks 0.4%
Bank of America Corp.:
     4.375%, 12/01/2010                                                                       0              0
     7.125%, 05/01/2006                                                                       0              0
PNC Funding Corp., 5.75%, 08/01/2006                                                          0              0
U.S. Bank, 6.375%, 08/01/2011                                                                 0              0
Union Planters Bank, 6.50%, 03/15/2008                                                        0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Consumer Finance 1.5%
Ford Motor Credit Co., 7.00%, 10/01/2013                                                      0              0
General Electric Capital Corp., 3.50%, 05/01/2008                                             0              0
GMAC, 6.875%, 09/15/2011                                                                      0              0
Household Finance Corp.:
     4.75%, 05/15/2009                                                                        0              0
     6.40%, 06/17/2008                                                                        0              0
International Lease Finance Corp., 4.375%, 12/15/2005                                         0              0
Sprint Capital Corp., 6.875%, 11/15/2028                                                      0              0
USAA Capital Corp., 5.59%, 12/20/2006 144A                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Diversified Financials 0.0%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A                                              0              0
                                                                                                   -----------

Insurance 0.0%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013                                            0              0
                                                                                                   -----------

Real Estate 0.6
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT                                       0              0
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT                                         0              0
Duke Realty LP, 7.05%, 03/01/2006 REIT                                                        0              0
EOP Operating LP:
     7.00%, 07/15/2011                                                                        0              0
     7.75%, 11/15/2007                                                                        0              0
ERP Operating LP, 6.63%, 04/13/2015 REIT                                                      0              0
FelCor Suites LP, 7.625%, 10/01/2007 REIT                                                     0              0
Host Marriott LP, Ser. J, 7.125%, 11/01/2013 REIT                                             0              0
LNR Property Corp., 7.625%, 07/15/2013                                                        0              0
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT                                           0              0
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Thrifts & Mortgage Finance 0.3%
American General Finance Corp:
     5.75%, 03/15/2007                                                                        0              0
     5.875%, 07/14/2006                                                                       0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                       Combined      Combined
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Personal Products 0.0%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A                                          100,000        106,250
                                                                                                   -----------

ENERGY 0.2%
Energy Equipment & Services 0.0%
Dresser, Inc., 9.375%, 04/15/2011                                                       200,000        221,000
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009                                        100,000        106,625
                                                                                                   -----------
                                                                                                       327,625
                                                                                                   -----------

Oil & Gas 0.2%
Chesapeake Energy Corp., 6.875%, 01/15/2016                                             250,000        262,500
El Paso Energy Partners LP, 8.50%, 06/01/2011                                           400,000        451,500
Evergreen Resources, Inc., 5.875%, 03/15/2012                                            40,000         41,400
Exco Resources, Inc., 7.25%, 01/15/2011                                                  70,000         74,550
Ferrellgas LP, 6.75%, 05/01/2014                                                        180,000        184,500
Forest Oil Corp., 7.75%, 05/01/2014                                                     250,000        273,125
Frontier Oil Corp., 6.625%, 10/01/2011 144A #                                            50,000         50,875
Kinder Morgan Energy Partners, 7.40%, 03/15/2031                                        800,000        910,853
Plains Exploration & Production Co., 8.75%, 07/01/2012                                  200,000        225,500
Stone Energy Corp., 8.25%, 12/15/2011                                                   175,000        189,437
                                                                                                   -----------
                                                                                                     2,664,240
                                                                                                   -----------

FINANCIALS 3.7%
Capital Markets 0.9%
Alliance Capital Management LP, 5.625%, 08/15/2006                                    4,425,000      4,631,564
Bank of New York Co., Inc., 7.30%, 12/01/2009                                         3,675,000      4,237,937
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009                                          1,085,000      1,246,026
Legg Mason, Inc., 6.75%, 07/02/2008                                                   3,500,000      3,857,749
Merrill Lynch & Co., Inc., 4.125%, 09/10/2009                                         2,650,000      2,660,173
Morgan Stanley, 3.625%, 04/01/2008                                                      400,000        401,168
                                                                                                   -----------
                                                                                                    17,034,617
                                                                                                   -----------

Commercial Banks 0.4%
Bank of America Corp.:
     4.375%, 12/01/2010                                                                  35,000         35,317
     7.125%, 05/01/2006                                                               1,000,000      1,066,480
PNC Funding Corp., 5.75%, 08/01/2006                                                  1,735,000      1,818,535
U.S. Bank, 6.375%, 08/01/2011                                                         2,000,000      2,237,744
Union Planters Bank, 6.50%, 03/15/2008                                                2,380,000      2,570,807
                                                                                                   -----------
                                                                                                     7,728,883
                                                                                                   -----------

Consumer Finance 1.5%
Ford Motor Credit Co., 7.00%, 10/01/2013                                                500,000        529,528
General Electric Capital Corp., 3.50%, 05/01/2008                                     3,000,000      3,005,439
GMAC, 6.875%, 09/15/2011                                                              4,675,000      4,910,943
Household Finance Corp.:
     4.75%, 05/15/2009                                                                3,000,000      3,099,540
     6.40%, 06/17/2008                                                                3,750,000      4,095,097
International Lease Finance Corp., 4.375%, 12/15/2005                                 4,105,000      4,185,351
Sprint Capital Corp., 6.875%, 11/15/2028                                              4,760,000      5,007,725
USAA Capital Corp., 5.59%, 12/20/2006 144A                                            5,500,000      5,807,521
                                                                                                   -----------
                                                                                                    30,641,144
                                                                                                   -----------

Diversified Financials 0.0%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A                                        350,000        378,000
                                                                                                   -----------

Insurance 0.0%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013                                      250,000        268,125
                                                                                                   -----------

Real Estate 0.6
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT                                 227,000        258,213
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT                                   250,000        270,625
Duke Realty LP, 7.05%, 03/01/2006 REIT                                                  700,000        730,827
EOP Operating LP:
     7.00%, 07/15/2011                                                                3,250,000      3,656,084
     7.75%, 11/15/2007                                                                  500,000        558,702
ERP Operating LP, 6.63%, 04/13/2015 REIT                                              4,680,000      4,781,547
FelCor Suites LP, 7.625%, 10/01/2007 REIT                                               250,000        265,000
Host Marriott LP, Ser. J, 7.125%, 11/01/2013 REIT                                       200,000        211,000
LNR Property Corp., 7.625%, 07/15/2013                                                  200,000        220,000
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT                                   1,250,000      1,301,627
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT                                        200,000        208,000
                                                                                                   -----------
                                                                                                    12,461,625
                                                                                                   -----------

Thrifts & Mortgage Finance 0.3%
American General Finance Corp:
     5.75%, 03/15/2007                                                                  925,000        977,964
     5.875%, 07/14/2006                                                               4,800,000      5,043,192
                                                                                                   -----------
                                                                                                     6,021,156
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 0.1%
Health Care Equipment & Supplies 0.0%
NeighborCare, Inc., 6.875%, 11/15/2013                                                  135,000        141,075
                                                                                                   -----------

Health Care Providers & Services 0.1%
Extendicare Health Services, Inc., 6.875%, 05/01/2014                                   350,000        358,750
Service Corporation International, 6.75%, 04/01/2016 144A                               110,000        110,550
Triad Hospitals, Inc., 7.00%, 11/15/2013                                                400,000        409,000
                                                                                                   -----------
                                                                                                       878,300
                                                                                                   -----------

INDUSTRIALS 0.9%
Aerospace & Defense 0.0%
Aviall, Inc., 7.625%, 07/01/2011                                                        190,000        206,150
DRS Technologies, Inc., 6.875%, 11/01/2013                                              350,000        365,750
                                                                                                   -----------
                                                                                                       571,900
                                                                                                   -----------

Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020                                      1,000,000      1,334,707
                                                                                                   -----------

Commercial Services & Supplies 0.1%
Adesa, Inc., 7.625%, 06/15/2012                                                         350,000        362,250
Allied Waste North America, Inc., 6.50%, 11/15/2010                                      50,000         49,750
Cenveo Corp., 7.875%, 12/01/2013                                                        135,000        132,300
Coinmach Corp., 9.00%, 02/01/2010                                                       200,000        208,500
Geo Group, Inc., 8.25%, 07/15/2013                                                      250,000        259,062
Hines Nurseries, Inc., 10.25%, 10/01/2011                                                75,000         79,875
Manitowoc Co., Inc., 7.125%, 11/01/2013                                                  75,000         79,688
NationsRent, Inc., 9.50%, 10/15/2010                                                    200,000        218,000
                                                                                                   -----------
                                                                                                     1,389,425
                                                                                                   -----------

Machinery 0.2%
Case New Holland, Inc., 9.25%, 08/01/2011 144A                                          250,000        281,250
Cummins, Inc., 9.50%, 12/01/2010                                                         50,000         58,000
Ingersoll Rand Co., 6.25%, 05/15/2006                                                 2,625,000      2,758,807
Terex Corp., 7.375%, 01/15/2014                                                         200,000        211,000
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A                                           200,000        199,000
                                                                                                   -----------
                                                                                                     3,508,057
                                                                                                   -----------

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.:
     5.90%, 07/01/2012                                                                2,000,000      2,156,012
     6.75%, 07/15/2011                                                                1,050,000      1,180,949
                                                                                                   -----------
                                                                                                     3,336,961
                                                                                                   -----------

Transportation Infrastructure 0.0%
Offshore Logistics, Inc., 6.125%, 06/15/2013                                            350,000        357,000
                                                                                                   -----------

INFORMATION TECHNOLOGY 0.0%
IT Services 0.0%
Iron Mountain, Inc., 6.625%, 01/01/2016                                                 200,000        196,000
Stratus Technologies, Inc., 10.375%, 12/01/2008                                         300,000        273,000
Unisys Corp., 6.875%, 03/15/2010                                                        200,000        209,500
                                                                                                   -----------
                                                                                                       678,500
                                                                                                   -----------

MATERIALS 0.3%
Chemicals 0.2%
Airgas, Inc., 9.125%, 10/01/2011                                                        400,000        452,000
Dow Chemical Co., 8.625%, 04/01/2006                                                    836,000        903,396
Equistar Chemicals LP, 10.625%, 05/01/2011                                              200,000        229,000
Ethyl Corp., 8.875%, 05/01/2010                                                          95,000        103,075
FMC Corp., 10.25%, 11/01/2009                                                           150,000        175,875
Huntsman Advanced Materials LLC:                                                              0              0
     11.00%, 07/15/2010 144A                                                             67,000         78,055
     11.625%, 10/15/2010                                                                200,000        232,500
Lyondell Chemical Co., 9.50%, 12/15/2008                                                400,000        438,500
Nalco Co., 7.75%, 11/15/2011                                                            200,000        213,000
                                                                                                   -----------
                                                                                                     2,825,401
                                                                                                   -----------

Containers & Packaging 0.1%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026                                         250,000        223,750
Graphic Packaging International, Inc., 8.50%, 08/15/2011                                200,000        224,500
Jefferson Smurfit Group, 7.50%, 06/01/2013                                              200,000        212,000
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009                                200,000        218,500
Stone Container Corp., 9.75%, 02/01/2011                                                200,000        222,500
                                                                                                   -----------
                                                                                                     1,101,250
                                                                                                   -----------

Metals & Mining 0.0%
Century Aluminum Co., 7.50%, 08/15/2014 144A                                             75,000         79,313
Massey Energy Co., 6.625%, 11/15/2010                                                   100,000        104,750
Peabody Energy Corp.:
     5.875%, 04/15/2016                                                                 155,000        153,837
     6.875%, 03/15/2013                                                                 170,000        184,450
U.S. Steel LLC, 10.75%, 08/01/2008                                                       60,000         71,100
                                                                                                   -----------
                                                                                                       593,450
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 0.1%
Health Care Equipment & Supplies 0.0%
NeighborCare, Inc., 6.875%, 11/15/2013                                                        0              0
                                                                                                   -----------

Health Care Providers & Services 0.1%
Extendicare Health Services, Inc., 6.875%, 05/01/2014                                         0              0
Service Corporation International, 6.75%, 04/01/2016 144A                                     0              0
Triad Hospitals, Inc., 7.00%, 11/15/2013                                                      0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

INDUSTRIALS 0.9%
Aerospace & Defense 0.0%
Aviall, Inc., 7.625%, 07/01/2011                                                              0              0
DRS Technologies, Inc., 6.875%, 11/01/2013                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020                                              0              0
                                                                                                   -----------

Commercial Services & Supplies 0.1%
Adesa, Inc., 7.625%, 06/15/2012                                                               0              0
Allied Waste North America, Inc., 6.50%, 11/15/2010                                           0              0
Cenveo Corp., 7.875%, 12/01/2013                                                              0              0
Coinmach Corp., 9.00%, 02/01/2010                                                             0              0
Geo Group, Inc., 8.25%, 07/15/2013                                                            0              0
Hines Nurseries, Inc., 10.25%, 10/01/2011                                                     0              0
Manitowoc Co., Inc., 7.125%, 11/01/2013                                                       0              0
NationsRent, Inc., 9.50%, 10/15/2010                                                          0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Machinery 0.2%
Case New Holland, Inc., 9.25%, 08/01/2011 144A                                                0              0
Cummins, Inc., 9.50%, 12/01/2010                                                              0              0
Ingersoll Rand Co., 6.25%, 05/15/2006                                                         0              0
Terex Corp., 7.375%, 01/15/2014                                                               0              0
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A                                                 0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.:
     5.90%, 07/01/2012                                                                        0              0
     6.75%, 07/15/2011                                                                7,000,000      7,872,991
                                                                                                   -----------
                                                                                                     7,872,991
                                                                                                   -----------

Transportation Infrastructure 0.0%
Offshore Logistics, Inc., 6.125%, 06/15/2013                                                  0              0
                                                                                                   -----------

INFORMATION TECHNOLOGY 0.0%
IT Services 0.0%
Iron Mountain, Inc., 6.625%, 01/01/2016                                                       0              0
Stratus Technologies, Inc., 10.375%, 12/01/2008                                               0              0
Unisys Corp., 6.875%, 03/15/2010                                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

MATERIALS 0.3%
Chemicals 0.2%
Airgas, Inc., 9.125%, 10/01/2011                                                              0              0
Dow Chemical Co., 8.625%, 04/01/2006                                                          0              0
Equistar Chemicals LP, 10.625%, 05/01/2011                                                    0              0
Ethyl Corp., 8.875%, 05/01/2010                                                               0              0
FMC Corp., 10.25%, 11/01/2009                                                                 0              0
Huntsman Advanced Materials LLC:                                                              0              0
     11.00%, 07/15/2010 144A                                                                  0              0
     11.625%, 10/15/2010                                                                      0              0
Lyondell Chemical Co., 9.50%, 12/15/2008                                                      0              0
Nalco Co., 7.75%, 11/15/2011                                                                  0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Containers & Packaging 0.1%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026                                               0              0
Graphic Packaging International, Inc., 8.50%, 08/15/2011                                      0              0
Jefferson Smurfit Group, 7.50%, 06/01/2013                                                    0              0
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009                                      0              0
Stone Container Corp., 9.75%, 02/01/2011                                                      0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Metals & Mining 0.0%
Century Aluminum Co., 7.50%, 08/15/2014 144A                                                  0              0
Massey Energy Co., 6.625%, 11/15/2010                                                         0              0
Peabody Energy Corp.:
     5.875%, 04/15/2016                                                                       0              0
     6.875%, 03/15/2013                                                                       0              0
U.S. Steel LLC, 10.75%, 08/01/2008                                                            0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 0.1%
Health Care Equipment & Supplies 0.0%
NeighborCare, Inc., 6.875%, 11/15/2013                                                        0              0
                                                                                                   -----------

Health Care Providers & Services 0.1%
Extendicare Health Services, Inc., 6.875%, 05/01/2014                                         0              0
Service Corporation International, 6.75%, 04/01/2016 144A                                     0              0
Triad Hospitals, Inc., 7.00%, 11/15/2013                                                      0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

INDUSTRIALS 0.9%
Aerospace & Defense 0.0%
Aviall, Inc., 7.625%, 07/01/2011                                                              0              0
DRS Technologies, Inc., 6.875%, 11/01/2013                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020                                              0              0
                                                                                                   -----------

Commercial Services & Supplies 0.1%
Adesa, Inc., 7.625%, 06/15/2012                                                               0              0
Allied Waste North America, Inc., 6.50%, 11/15/2010                                           0              0
Cenveo Corp., 7.875%, 12/01/2013                                                              0              0
Coinmach Corp., 9.00%, 02/01/2010                                                             0              0
Geo Group, Inc., 8.25%, 07/15/2013                                                            0              0
Hines Nurseries, Inc., 10.25%, 10/01/2011                                                     0              0
Manitowoc Co., Inc., 7.125%, 11/01/2013                                                       0              0
NationsRent, Inc., 9.50%, 10/15/2010                                                          0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Machinery 0.2%
Case New Holland, Inc., 9.25%, 08/01/2011 144A                                                0              0
Cummins, Inc., 9.50%, 12/01/2010                                                              0              0
Ingersoll Rand Co., 6.25%, 05/15/2006                                                         0              0
Terex Corp., 7.375%, 01/15/2014                                                               0              0
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A                                                 0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.:
     5.90%, 07/01/2012                                                                        0              0
     6.75%, 07/15/2011                                                                        0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Transportation Infrastructure 0.0%
Offshore Logistics, Inc., 6.125%, 06/15/2013                                                  0              0
                                                                                                   -----------

INFORMATION TECHNOLOGY 0.0%
IT Services 0.0%
Iron Mountain, Inc., 6.625%, 01/01/2016                                                       0              0
Stratus Technologies, Inc., 10.375%, 12/01/2008                                               0              0
Unisys Corp., 6.875%, 03/15/2010                                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

MATERIALS 0.3%
Chemicals 0.2%
Airgas, Inc., 9.125%, 10/01/2011                                                              0              0
Dow Chemical Co., 8.625%, 04/01/2006                                                          0              0
Equistar Chemicals LP, 10.625%, 05/01/2011                                                    0              0
Ethyl Corp., 8.875%, 05/01/2010                                                               0              0
FMC Corp., 10.25%, 11/01/2009                                                                 0              0
Huntsman Advanced Materials LLC:                                                              0              0
     11.00%, 07/15/2010 144A                                                                  0              0
     11.625%, 10/15/2010                                                                      0              0
Lyondell Chemical Co., 9.50%, 12/15/2008                                                      0              0
Nalco Co., 7.75%, 11/15/2011                                                                  0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Containers & Packaging 0.1%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026                                               0              0
Graphic Packaging International, Inc., 8.50%, 08/15/2011                                      0              0
Jefferson Smurfit Group, 7.50%, 06/01/2013                                                    0              0
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009                                      0              0
Stone Container Corp., 9.75%, 02/01/2011                                                      0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Metals & Mining 0.0%
Century Aluminum Co., 7.50%, 08/15/2014 144A                                                  0              0
Massey Energy Co., 6.625%, 11/15/2010                                                         0              0
Peabody Energy Corp.:
     5.875%, 04/15/2016                                                                       0              0
     6.875%, 03/15/2013                                                                       0              0
U.S. Steel LLC, 10.75%, 08/01/2008                                                            0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                       Combined      Combined
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 0.1%
Health Care Equipment & Supplies 0.0%
NeighborCare, Inc., 6.875%, 11/15/2013                                                  135,000        141,075
                                                                                                   -----------

Health Care Providers & Services 0.1%
Extendicare Health Services, Inc., 6.875%, 05/01/2014                                   350,000        358,750
Service Corporation International, 6.75%, 04/01/2016 144A                               110,000        110,550
Triad Hospitals, Inc., 7.00%, 11/15/2013                                                400,000        409,000
                                                                                                   -----------
                                                                                                       878,300
                                                                                                   -----------

INDUSTRIALS 0.9%
Aerospace & Defense 0.0%
Aviall, Inc., 7.625%, 07/01/2011                                                        190,000        206,150
DRS Technologies, Inc., 6.875%, 11/01/2013                                              350,000        365,750
                                                                                                   -----------
                                                                                                       571,900
                                                                                                   -----------

Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020                                      1,000,000      1,334,707
                                                                                                   -----------

Commercial Services & Supplies 0.1%
Adesa, Inc., 7.625%, 06/15/2012                                                         350,000        362,250
Allied Waste North America, Inc., 6.50%, 11/15/2010                                      50,000         49,750
Cenveo Corp., 7.875%, 12/01/2013                                                        135,000        132,300
Coinmach Corp., 9.00%, 02/01/2010                                                       200,000        208,500
Geo Group, Inc., 8.25%, 07/15/2013                                                      250,000        259,062
Hines Nurseries, Inc., 10.25%, 10/01/2011                                                75,000         79,875
Manitowoc Co., Inc., 7.125%, 11/01/2013                                                  75,000         79,688
NationsRent, Inc., 9.50%, 10/15/2010                                                    200,000        218,000
                                                                                                   -----------
                                                                                                     1,389,425
                                                                                                   -----------

Machinery 0.2%
Case New Holland, Inc., 9.25%, 08/01/2011 144A                                          250,000        281,250
Cummins, Inc., 9.50%, 12/01/2010                                                         50,000         58,000
Ingersoll Rand Co., 6.25%, 05/15/2006                                                 2,625,000      2,758,807
Terex Corp., 7.375%, 01/15/2014                                                         200,000        211,000
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A                                           200,000        199,000
                                                                                                   -----------
                                                                                                     3,508,057
                                                                                                   -----------

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.:
     5.90%, 07/01/2012                                                                2,000,000      2,156,012
     6.75%, 07/15/2011                                                                8,050,000      9,053,940
                                                                                                   -----------
                                                                                                    11,209,952
                                                                                                   -----------

Transportation Infrastructure 0.0%
Offshore Logistics, Inc., 6.125%, 06/15/2013                                            350,000        357,000
                                                                                                   -----------

INFORMATION TECHNOLOGY 0.0%
IT Services 0.0%
Iron Mountain, Inc., 6.625%, 01/01/2016                                                 200,000        196,000
Stratus Technologies, Inc., 10.375%, 12/01/2008                                         300,000        273,000
Unisys Corp., 6.875%, 03/15/2010                                                        200,000        209,500
                                                                                                   -----------
                                                                                                       678,500
                                                                                                   -----------

MATERIALS 0.3%
Chemicals 0.2%
Airgas, Inc., 9.125%, 10/01/2011                                                        400,000        452,000
Dow Chemical Co., 8.625%, 04/01/2006                                                    836,000        903,396
Equistar Chemicals LP, 10.625%, 05/01/2011                                              200,000        229,000
Ethyl Corp., 8.875%, 05/01/2010                                                          95,000        103,075
FMC Corp., 10.25%, 11/01/2009                                                           150,000        175,875
Huntsman Advanced Materials LLC:
     11.00%, 07/15/2010 144A                                                             67,000         78,055
     11.625%, 10/15/2010                                                                200,000        232,500
Lyondell Chemical Co., 9.50%, 12/15/2008                                                400,000        438,500
Nalco Co., 7.75%, 11/15/2011                                                            200,000        213,000
                                                                                                   -----------
                                                                                                     2,825,401
                                                                                                   -----------

Containers & Packaging 0.1%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026                                         250,000        223,750
Graphic Packaging International, Inc., 8.50%, 08/15/2011                                200,000        224,500
Jefferson Smurfit Group, 7.50%, 06/01/2013                                              200,000        212,000
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009                                200,000        218,500
Stone Container Corp., 9.75%, 02/01/2011                                                200,000        222,500
                                                                                                   -----------
                                                                                                     1,101,250
                                                                                                   -----------

Metals & Mining 0.0%
Century Aluminum Co., 7.50%, 08/15/2014 144A                                             75,000         79,313
Massey Energy Co., 6.625%, 11/15/2010                                                   100,000        104,750
Peabody Energy Corp.:
     5.875%, 04/15/2016                                                                 155,000        153,837
     6.875%, 03/15/2013                                                                 170,000        184,450
U.S. Steel LLC, 10.75%, 08/01/2008                                                       60,000         71,100
                                                                                                   -----------
                                                                                                       593,450
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Paper & Forest Products 0.0%
Georgia Pacific Corp., 8.125%, 05/15/2011                                               250,000        290,000
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A                            350,000        369,250
                                                                                                   -----------
                                                                                                       659,250
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
Insight Midwest LP, 10.50%, 11/01/2010                                                  200,000        220,000
Qwest Corp., 7.875%, 09/01/2011 144A                                                    100,000        104,250
SBC Communications, Inc., 5.875%, 02/01/2012                                                  0              0
                                                                                                   -----------
                                                                                                       324,250
                                                                                                   -----------

Wireless Telecommunication Services 0.0%
Nextel Communications, Inc., 5.95%, 03/15/2014                                          350,000        344,750
                                                                                                   -----------

UTILITIES 0.6%
Electric Utilities 0.4
Georgia Power Co., Ser. G, 6.20%, 02/01/2006                                          1,250,000      1,307,144
Progress Energy, Inc., 7.75%, 03/01/2031                                              1,275,000      1,512,035
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006                                   0              0
                                                                                                   -----------
                                                                                                     2,819,179
                                                                                                   -----------

Gas Utilities 0.2%
Consolidated Natural Gas Co., 5.375%, 11/01/2006                                              0              0
                                                                                                   -----------

Multi-Utilities & Unregulated Power 0.0%
NRG Energy, Inc., 8.00%, 12/15/2013 144A                                                175,000        188,344
Reliant Resources, Inc., 9.50%, 07/15/2013                                              200,000        218,250
                                                                                                   -----------
                                                                                                       406,594
                                                                                                   -----------
           Total Corporate Bonds (cost $68,484,344, $78,037,369,
              $0 and $146,521,713, respectively)                                                    73,687,500
                                                                                                   -----------

U.S. TREASURY OBLIGATIONS 3.8% U.S. Treasury Bills:
     1.25%, 10/07/2004 ^                                                                      0              0
     1.45%, 11/04/2004 ^                                                                      0              0
     1.47%, 11/18/2004 ^                                                                      0              0
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##                                            20,915,000     23,852,093
U.S. Treasury Notes:
     2.75%, 07/31/2006                                                                  340,000        341,381
     3.375%, 01/15/2007                                                               1,213,818      1,297,221
     5.00%, 08/15/2011                                                                1,240,000      1,333,050
                                                                                                   -----------
           Total U.S. Treasury Obligations (cost $25,918,455, $48,802,077,
              $134,867 and $74,855,399, respectively)                                               26,823,745
                                                                                                   -----------

YANKEE OBLIGATIONS - CORPORATE 0.3%
INFORMATION TECHNOLOGY 0.0%
Electronic Equipment & Instruments 0.0
Celestica, Inc., 7.785%, 07/01/2011                                                     110,000        114,675
                                                                                                   -----------

MATERIALS 0.3%
Metals & Mining 0.3%
Alcan, Inc., 6.125%, 12/15/2033                                                       2,500,000      2,604,407
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Rogers Cantel, Inc., 9.75%, 06/01/2016                                                  200,000        224,250
Rogers Wireless, Inc., 6.375%, 03/01/2014                                               200,000        185,000
                                                                                                   -----------
                                                                                                       409,250
                                                                                                   -----------
           Total Yankee Obligations - Corporate (cost $2,904,160,
              $3,057,272, $0 and $5,961,432, respectively)                                           3,128,332
                                                                                                   -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.7%
FIXED RATE 2.7%
Asset Securitization Corp., Ser. 1997-D4, Class A-1D, 7.49%,
     04/14/2029                                                                         681,874        741,387
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A1,
     2.96%, 03/10/2039                                                                3,191,006      3,149,570
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CKN5,
     Class A4, 5.44%, 09/15/2034                                                      1,905,000      2,020,721
GE Capital Comml. Mtge. Corp., Ser. 2001-1, Class A2, 6.53%,
     05/15/2033                                                                               0              0
GMAC Comml. Mtge. Securities, Inc., Ser. 2000-C3, Class A2, 6.96%,
     09/15/2035                                                                       3,940,000      4,489,561
LB-UBS Comml. Mtge. Trust:
     Ser. 2000-C3, Class A1, 7.95%, 05/15/2015                                                0              0
     Ser. 2000-C4, Class A1, 7.18%, 09/15/2019                                        2,956,298      3,227,393
     Ser. 2001-C2, Class A2, 6.65%, 11/15/2027                                                0              0
     Ser. 2002-C2, Class A4, 5.59%, 06/15/2031                                        1,920,000      2,060,245
     Ser. 2004-C1, Class A4, 4.57%, 01/15/2031                                        2,885,000      2,856,890
Morgan Stanley Dean Witter Capital I, Ser. 2003-HQ2, Class A2,
     4.92%, 03/12/2035                                                                        0              0
Wachovia Bank Comml. Mtge. Trust, Ser. 2003-C8, Class A1, 3.44%,
     11/15/2035                                                                       3,488,003      3,466,145
                                                                                                   -----------
           Total Commercial Mortgage-Backed Securities (cost $21,928,646,
              $32,224,175, $0 and $54,152,821, respectively)                                        22,011,912
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Paper & Forest Products 0.0%
Georgia Pacific Corp., 8.125%, 05/15/2011                                                     0              0
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A                                  0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
Insight Midwest LP, 10.50%, 11/01/2010                                                        0              0
Qwest Corp., 7.875%, 09/01/2011 144A                                                          0              0
SBC Communications, Inc., 5.875%, 02/01/2012                                          3,625,000      3,875,843
                                                                                                   -----------
                                                                                                     3,875,843
                                                                                                   -----------

Wireless Telecommunication Services 0.0%
Nextel Communications, Inc., 5.95%, 03/15/2014                                                0              0
                                                                                                   -----------

UTILITIES 0.6%
Electric Utilities 0.4
Georgia Power Co., Ser. G, 6.20%, 02/01/2006                                                  0              0
Progress Energy, Inc., 7.75%, 03/01/2031                                                      0              0
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006                           4,500,000      4,658,872
                                                                                                   -----------
                                                                                                     4,658,872
                                                                                                   -----------

Gas Utilities 0.2%
Consolidated Natural Gas Co., 5.375%, 11/01/2006                                      4,700,000      4,892,136
                                                                                                   -----------

Multi-Utilities & Unregulated Power 0.0%
NRG Energy, Inc., 8.00%, 12/15/2013 144A                                                      0              0
Reliant Resources, Inc., 9.50%, 07/15/2013                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------
           Total Corporate Bonds (cost $68,484,344, $78,037,369,
              $0 and $146,521,713, respectively)                                                    84,216,823
                                                                                                   -----------

U.S. TREASURY OBLIGATIONS 3.8% U.S. Treasury Bills:
     1.25%, 10/07/2004 ^                                                                      0              0
     1.45%, 11/04/2004 ^                                                                      0              0
     1.47%, 11/18/2004 ^                                                                      0              0
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##                                            27,095,000     30,899,951
U.S. Treasury Notes:
     2.75%, 07/31/2006                                                               12,455,000     12,505,605
     3.375%, 01/15/2007                                                               2,780,421      2,971,466
     5.00%, 08/15/2011                                                                3,430,000      3,687,387
                                                                                                   -----------
           Total U.S. Treasury Obligations (cost $25,918,455, $48,802,077,
              $134,867 and $74,855,399, respectively)                                               50,064,409
                                                                                                   -----------

YANKEE OBLIGATIONS - CORPORATE 0.3%
INFORMATION TECHNOLOGY 0.0%
Electronic Equipment & Instruments 0.0
Celestica, Inc., 7.785%, 07/01/2011                                                           0              0
                                                                                                   -----------

MATERIALS 0.3%
Metals & Mining 0.3%
Alcan, Inc., 6.125%, 12/15/2033                                                       3,000,000      3,125,289
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Rogers Cantel, Inc., 9.75%, 06/01/2016                                                        0              0
Rogers Wireless, Inc., 6.375%, 03/01/2014                                                     0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------
           Total Yankee Obligations - Corporate (cost $2,904,160,
              $3,057,272, $0 and $5,961,432, respectively)                                           3,125,289
                                                                                                   -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.7%
FIXED RATE 2.7%
Asset Securitization Corp., Ser. 1997-D4, Class A-1D, 7.49%,
     04/14/2029                                                                               0              0
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A1,
     2.96%, 03/10/2039                                                                        0              0
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CKN5,
     Class A4, 5.44%, 09/15/2034                                                      4,725,000      5,012,025
GE Capital Comml. Mtge. Corp., Ser. 2001-1, Class A2, 6.53%,
     05/15/2033                                                                       3,145,000      3,524,993
GMAC Comml. Mtge. Securities, Inc., Ser. 2000-C3, Class A2, 6.96%,
     09/15/2035                                                                               0              0
LB-UBS Comml. Mtge. Trust:
     Ser. 2000-C3, Class A1, 7.95%, 05/15/2015                                        4,116,919      4,439,588
     Ser. 2000-C4, Class A1, 7.18%, 09/15/2019                                        3,774,157      4,120,251
     Ser. 2001-C2, Class A2, 6.65%, 11/15/2027                                        5,120,000      5,780,214
     Ser. 2002-C2, Class A4, 5.59%, 06/15/2031                                                0              0
     Ser. 2004-C1, Class A4, 4.57%, 01/15/2031                                                0              0
Morgan Stanley Dean Witter Capital I, Ser. 2003-HQ2, Class A2,
     4.92%, 03/12/2035                                                                4,830,000      4,934,737
Wachovia Bank Comml. Mtge. Trust, Ser. 2003-C8, Class A1, 3.44%,
     11/15/2035                                                                       4,564,836      4,536,229
                                                                                                   -----------
           Total Commercial Mortgage-Backed Securities (cost $21,928,646,
              $32,224,175, $0 and $54,152,821, respectively)                                        32,348,037
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Paper & Forest Products 0.0%
Georgia Pacific Corp., 8.125%, 05/15/2011                                                     0              0
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A                                  0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
Insight Midwest LP, 10.50%, 11/01/2010                                                        0              0
Qwest Corp., 7.875%, 09/01/2011 144A                                                          0              0
SBC Communications, Inc., 5.875%, 02/01/2012                                                  0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Wireless Telecommunication Services 0.0%
Nextel Communications, Inc., 5.95%, 03/15/2014                                                0              0
                                                                                                   -----------

UTILITIES 0.6%
Electric Utilities 0.4
Georgia Power Co., Ser. G, 6.20%, 02/01/2006                                                  0              0
Progress Energy, Inc., 7.75%, 03/01/2031                                                      0              0
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006                                   0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Gas Utilities 0.2%
Consolidated Natural Gas Co., 5.375%, 11/01/2006                                              0              0
                                                                                                   -----------

Multi-Utilities & Unregulated Power 0.0%
NRG Energy, Inc., 8.00%, 12/15/2013 144A                                                      0              0
Reliant Resources, Inc., 9.50%, 07/15/2013                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------
           Total Corporate Bonds (cost $68,484,344, $78,037,369,
              $0 and $146,521,713, respectively)                                                             0
                                                                                                   -----------

U.S. TREASURY OBLIGATIONS 3.8% U.S. Treasury Bills:
     1.25%, 10/07/2004 ^                                                                 50,000         49,990
     1.45%, 11/04/2004 ^                                                                 75,000         74,897
     1.47%, 11/18/2004 ^                                                                 10,000          9,981
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##                                                     0              0
U.S. Treasury Notes:
     2.75%, 07/31/2006                                                                        0              0
     3.375%, 01/15/2007                                                                       0              0
     5.00%, 08/15/2011                                                                        0              0
                                                                                                   -----------
           Total U.S. Treasury Obligations (cost $25,918,455, $48,802,077,
              $134,867 and $74,855,399, respectively)                                                  134,868
                                                                                                   -----------

YANKEE OBLIGATIONS - CORPORATE 0.3%
INFORMATION TECHNOLOGY 0.0%
Electronic Equipment & Instruments 0.0
Celestica, Inc., 7.785%, 07/01/2011                                                           0              0
                                                                                                   -----------

MATERIALS 0.3%
Metals & Mining 0.3%
Alcan, Inc., 6.125%, 12/15/2033                                                               0              0
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Rogers Cantel, Inc., 9.75%, 06/01/2016                                                        0              0
Rogers Wireless, Inc., 6.375%, 03/01/2014                                                     0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------
           Total Yankee Obligations - Corporate (cost $2,904,160,
              $3,057,272, $0 and $5,961,432, respectively)                                                   0
                                                                                                   -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.7%
FIXED RATE 2.7%
Asset Securitization Corp., Ser. 1997-D4, Class A-1D, 7.49%,
     04/14/2029                                                                               0              0
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A1,
     2.96%, 03/10/2039                                                                        0              0
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CKN5,
     Class A4, 5.44%, 09/15/2034                                                              0              0
GE Capital Comml. Mtge. Corp., Ser. 2001-1, Class A2, 6.53%,
     05/15/2033                                                                               0              0
GMAC Comml. Mtge. Securities, Inc., Ser. 2000-C3, Class A2, 6.96%,
     09/15/2035                                                                               0              0
LB-UBS Comml. Mtge. Trust:
     Ser. 2000-C3, Class A1, 7.95%, 05/15/2015                                                0              0
     Ser. 2000-C4, Class A1, 7.18%, 09/15/2019                                                0              0
     Ser. 2001-C2, Class A2, 6.65%, 11/15/2027                                                0              0
     Ser. 2002-C2, Class A4, 5.59%, 06/15/2031                                                0              0
     Ser. 2004-C1, Class A4, 4.57%, 01/15/2031                                                0              0
Morgan Stanley Dean Witter Capital I, Ser. 2003-HQ2, Class A2,
     4.92%, 03/12/2035                                                                        0              0
Wachovia Bank Comml. Mtge. Trust, Ser. 2003-C8, Class A1, 3.44%,
     11/15/2035                                                                               0              0
                                                                                                   -----------
           Total Commercial Mortgage-Backed Securities (cost $21,928,646,
              $32,224,175, $0 and $54,152,821, respectively)                                                 0
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                       Combined      Combined
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
Paper & Forest Products 0.0%
Georgia Pacific Corp., 8.125%, 05/15/2011                                               250,000        290,000
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A                            350,000        369,250
                                                                                                   -----------
                                                                                                       659,250
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
Insight Midwest LP, 10.50%, 11/01/2010                                                  200,000        220,000
Qwest Corp., 7.875%, 09/01/2011 144A                                                    100,000        104,250
SBC Communications, Inc., 5.875%, 02/01/2012                                          3,625,000      3,875,843
                                                                                                   -----------
                                                                                                     4,200,093
                                                                                                   -----------

Wireless Telecommunication Services 0.0%
Nextel Communications, Inc., 5.95%, 03/15/2014                                          350,000        344,750
                                                                                                   -----------

UTILITIES 0.6%
Electric Utilities 0.4
Georgia Power Co., Ser. G, 6.20%, 02/01/2006                                          1,250,000      1,307,144
Progress Energy, Inc., 7.75%, 03/01/2031                                              1,275,000      1,512,035
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006                           4,500,000      4,658,872
                                                                                                   -----------
                                                                                                     7,478,051
                                                                                                   -----------

Gas Utilities 0.2%
Consolidated Natural Gas Co., 5.375%, 11/01/2006                                      4,700,000      4,892,136
                                                                                                   -----------

Multi-Utilities & Unregulated Power 0.0%
NRG Energy, Inc., 8.00%, 12/15/2013 144A                                                175,000        188,344
Reliant Resources, Inc., 9.50%, 07/15/2013                                              200,000        218,250
                                                                                                   -----------
                                                                                                       406,594
                                                                                                   -----------
           Total Corporate Bonds (cost $68,484,344, $78,037,369,
              $0 and $146,521,713, respectively)                                                   157,904,323
                                                                                                   -----------

U.S. TREASURY OBLIGATIONS 3.8% U.S. Treasury Bills:
     1.25%, 10/07/2004 ^                                                                 50,000         49,990
     1.45%, 11/04/2004 ^                                                                 75,000         74,897
     1.47%, 11/18/2004 ^                                                                 10,000          9,981
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##                                            48,010,000     54,752,044
U.S. Treasury Notes:
     2.75%, 07/31/2006                                                               12,795,000     12,846,986
     3.375%, 01/15/2007                                                               3,994,239      4,268,687
     5.00%, 08/15/2011                                                                4,670,000      5,020,437
                                                                                                   -----------
           Total U.S. Treasury Obligations (cost $25,918,455, $48,802,077,
              $134,867 and $74,855,399, respectively)                                               77,023,022
                                                                                                   -----------

YANKEE OBLIGATIONS - CORPORATE 0.3%
INFORMATION TECHNOLOGY 0.0%
Electronic Equipment & Instruments 0.0
Celestica, Inc., 7.785%, 07/01/2011                                                     110,000        114,675
                                                                                                   -----------

MATERIALS 0.3%
Metals & Mining 0.3%
Alcan, Inc., 6.125%, 12/15/2033                                                       5,500,000      5,729,696
                                                                                                   -----------

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Rogers Cantel, Inc., 9.75%, 06/01/2016                                                  200,000        224,250
Rogers Wireless, Inc., 6.375%, 03/01/2014                                               200,000        185,000
                                                                                                   -----------
                                                                                                       409,250
                                                                                                   -----------
           Total Yankee Obligations - Corporate (cost $2,904,160,
              $3,057,272, $0 and $5,961,432, respectively)                                           6,253,621
                                                                                                   -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.7%
FIXED RATE 2.7%
Asset Securitization Corp., Ser. 1997-D4, Class A-1D, 7.49%,
     04/14/2029                                                                         681,874        741,387
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A1,
     2.96%, 03/10/2039                                                                3,191,006      3,149,570
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CKN5,
     Class A4, 5.44%, 09/15/2034                                                      6,630,000      7,032,746
GE Capital Comml. Mtge. Corp., Ser. 2001-1, Class A2, 6.53%,
     05/15/2033                                                                       3,145,000      3,524,993
GMAC Comml. Mtge. Securities, Inc., Ser. 2000-C3, Class A2, 6.96%,
     09/15/2035                                                                       3,940,000      4,489,561
LB-UBS Comml. Mtge. Trust:
     Ser. 2000-C3, Class A1, 7.95%, 05/15/2015                                        4,116,919      4,439,588
     Ser. 2000-C4, Class A1, 7.18%, 09/15/2019                                        6,730,456      7,347,644
     Ser. 2001-C2, Class A2, 6.65%, 11/15/2027                                        5,120,000      5,780,214
     Ser. 2002-C2, Class A4, 5.59%, 06/15/2031                                        1,920,000      2,060,245
     Ser. 2004-C1, Class A4, 4.57%, 01/15/2031                                        2,885,000      2,856,890
Morgan Stanley Dean Witter Capital I, Ser. 2003-HQ2, Class A2,
     4.92%, 03/12/2035                                                                4,830,000      4,934,737
Wachovia Bank Comml. Mtge. Trust, Ser. 2003-C8, Class A1, 3.44%,
     11/15/2035                                                                       8,052,839      8,002,374
                                                                                                   -----------
           Total Commercial Mortgage-Backed Securities (cost $21,928,646,
              $32,224,175, $0 and $54,152,821, respectively)                                        54,359,949
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 3.6%
FIXED RATE 3.6%
FHLMC:
     Ser. 2727, Class PD, 4.50%, 06/15/2029                                           3,300,000      3,289,702
     Ser. 2750, Class WD, 4.50%, 09/15/2015                                                   0              0
     Ser. 2752, Class PE, 5.00%, 02/15/2028                                           3,172,000      3,216,231
     Ser. 2773, Class EB, 4.50%, 08/15/2013                                           3,115,000      3,158,599
     Ser. 2780, Class BD, 4.50%, 10/15/2017                                           3,575,000      3,623,459
     Ser. 2840, Class OD, 5.00%, 07/15/2029                                           3,793,000      3,822,628
FNMA:
     Ser. 1993-G36, Class ZQ, 6.50%, 12/25/2023                                               0              0
     Ser. 1999-8, Class QD, 6.00%, 03/25/2014                                           751,730        782,078
     Ser. 2001-51, Class QN, 6.00%, 10/25/2016                                                0              0
     Ser. 2001-69, Class PG, 6.00%, 12/25/2016                                        4,013,000      4,239,569
     Ser. 2002-09, Class PC, 6.00%, 03/25/2017                                          865,000        907,738
     Ser. 2002-12, Class PG, 6.00%, 03/25/2017                                                0              0
     Ser. 2003-92, Class PD, 4.50%, 03/25/2017                                        3,605,000      3,599,507
     Ser. 2003-129, Class PW, 4.50%, 07/25/2033                                               0              0
     Ser. 2004-31, Class VB, 4.50%, 09/25/2027                                                0              0
     Ser. 2004-33, Class MW, 4.50%, 01/25/2030                                        2,617,000      2,552,357
                                                                                                   -----------
           Total Agency Mortgage-Backed Collateralized Mortgage
              Obligations (cost $28,920,945, $48,169,869, $0 and
              $77,090,814, respectively)                                                            29,191,868
                                                                                                   -----------

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.8%
FIXED RATE 0.8%
Morgan Stanley Mtge. Loan Trust, Ser. 2004-8AR, Class 3PT5, 5.47%,
     10/25/2034 |_|                                                                           0              0
Washington Mutual, Inc., Ser. 2004-AR4, Class A6, 3.81%, 06/25/2034                           0              0
Wells Fargo Mtge. Backed Securities Trust:
     Ser. 2004-N, Class A6, 4.00%, 08/25/2034                                         1,585,000      1,560,776
     Ser. 2004-S, Class A7, 3.54%, 09/25/2034                                         2,845,000      2,763,035
                                                                                                   -----------
           Total Whole Loan Mortgage-Backed Collateralized Mortgage
              Obligations (cost $4,266,215, $7,681,253, $0 and
              $11,947,468, respectively)                                                             4,323,811
                                                                                                   -----------

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 9.3%
FIXED RATE 9.3%
FHLMC:
     4.50%, TBA #                                                                     8,240,000      7,938,729
     5.00%, TBA #                                                                       605,000        599,139
     6.00%, 08/01/2013                                                                2,049,918      2,154,473
     6.00%, 04/01/2014                                                                        0              0
     6.50%, 06/01/2029                                                                   97,320        102,320
     7.50%, 06/01/2032                                                                1,493,936      1,603,914
     8.50%, 09/01/2020                                                                        0              0
FNMA:
     4.50%, TBA #                                                                    12,555,000     12,511,836
     4.87%, 05/01/2013                                                                2,495,000      2,568,857
     4.90%, 01/01/2013                                                                        0              0
     5.00%, TBA #                                                                     3,720,000      3,681,639
     5.50%, TBA #                                                                     3,490,000      3,536,899
     5.84%, 12/01/2008                                                                        0              0
     5.85%, 02/01/2009                                                                        0              0
     5.89%, 10/01/2008                                                                        0              0
     6.00%, 08/01/2006 - 07/01/2017                                                   3,438,895      3,615,749
     6.13%, 09/01/2008                                                                1,594,178      1,714,400
     6.23%, 06/01/2008                                                                3,865,014      4,112,449
     6.35%, 05/01/2011                                                                        0              0
     6.40%, 06/01/2009 - 07/01/2011                                                   2,937,486      3,237,743
     6.50%, 07/01/2013 - 08/01/2032                                                   8,057,101      8,481,208
     6.54%, 12/01/2007                                                                  459,991        494,170
     6.56%, 12/01/2007                                                                1,741,706      1,872,050
     6.80%, 01/01/2007                                                                5,049,342      5,345,846
     7.00%, 05/01/2032 - 06/01/2032                                                   2,318,916      2,460,678
     7.02%, 07/01/2009                                                                2,146,486      2,379,310
     7.06%, 08/01/2006                                                                2,272,811      2,387,997
     7.09%, 10/01/2007                                                                1,886,516      2,035,447
     7.14%, 07/01/2009                                                                1,906,335      2,121,980
     7.19%, 05/01/2007                                                                        0              0
     7.22%, 07/01/2007                                                                2,275,331      2,451,134
     7.32%, 12/01/2010                                                                2,567,991      2,948,977
     7.47%, 08/01/2007                                                                1,361,799      1,467,940
     7.50%, 12/01/2030 - 10/01/2031                                                   1,455,841      1,561,280
     7.53%, 05/01/2007                                                                4,143,704      4,467,660
     9.00%, 08/01/2014                                                                1,353,439      1,468,966
GNMA:
     4.00%, 09/20/2029 - 07/20/2030                                                           0              0
     5.50%, 11/15/2033 - 01/15/2034                                                   2,806,773      2,860,731
     6.50%, 10/15/2008                                                                  564,690        600,222
                                                                                                   -----------
           Total Agency Mortgage-Backed Pass-Through Securities (cost
              $91,565,488, $95,030,490, $0 and $186,595,978, respectively)                          92,783,743
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 3.6%
FIXED RATE 3.6%
FHLMC:
     Ser. 2727, Class PD, 4.50%, 06/15/2029                                           3,650,000      3,638,610
     Ser. 2750, Class WD, 4.50%, 09/15/2015                                           5,170,400      5,244,160
     Ser. 2752, Class PE, 5.00%, 02/15/2028                                                   0              0
     Ser. 2773, Class EB, 4.50%, 08/15/2013                                                   0              0
     Ser. 2780, Class BD, 4.50%, 10/15/2017                                                   0              0
     Ser. 2840, Class OD, 5.00%, 07/15/2029                                                   0              0
FNMA:
     Ser. 1993-G36, Class ZQ, 6.50%, 12/25/2023                                       3,445,495      3,662,227
     Ser. 1999-8, Class QD, 6.00%, 03/25/2014                                                 0              0
     Ser. 2001-51, Class QN, 6.00%, 10/25/2016                                        7,140,000      7,449,336
     Ser. 2001-69, Class PG, 6.00%, 12/25/2016                                                0              0
     Ser. 2002-09, Class PC, 6.00%, 03/25/2017                                        8,350,000      8,762,556
     Ser. 2002-12, Class PG, 6.00%, 03/25/2017                                        2,971,000      3,126,618
     Ser. 2003-92, Class PD, 4.50%, 03/25/2017                                        5,000,000      4,992,382
     Ser. 2003-129, Class PW, 4.50%, 07/25/2033                                       5,600,000      5,593,420
     Ser. 2004-31, Class VB, 4.50%, 09/25/2027                                        2,050,000      1,933,844
     Ser. 2004-33, Class MW, 4.50%, 01/25/2030                                                0              0
                                                                                                   -----------
           Total Agency Mortgage-Backed Collateralized Mortgage
              Obligations (cost $28,920,945, $48,169,869, $0 and
              $77,090,814, respectively)                                                            44,403,153
                                                                                                   -----------

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.8%
FIXED RATE 0.8%
Morgan Stanley Mtge. Loan Trust, Ser. 2004-8AR, Class 3PT5, 5.47%,
     10/25/2034 |_|                                                                   3,515,000      3,595,142
Washington Mutual, Inc., Ser. 2004-AR4, Class A6, 3.81%, 06/25/2034                   4,220,000      4,163,621
Wells Fargo Mtge. Backed Securities Trust:
     Ser. 2004-N, Class A6, 4.00%, 08/25/2034                                                 0              0
     Ser. 2004-S, Class A7, 3.54%, 09/25/2034                                         3,750,000      3,641,962
                                                                                                   -----------
           Total Whole Loan Mortgage-Backed Collateralized Mortgage
              Obligations (cost $4,266,215, $7,681,253, $0 and
              $11,947,468, respectively)                                                            11,400,725
                                                                                                   -----------

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 9.3%
FIXED RATE 9.3%
FHLMC:
     4.50%, TBA #                                                                     5,615,000      5,409,705
     5.00%, TBA #                                                                     1,380,000      1,366,631
     6.00%, 08/01/2013                                                                        0              0
     6.00%, 04/01/2014                                                                2,101,186      2,208,356
     6.50%, 06/01/2029                                                                        0              0
     7.50%, 06/01/2032                                                                        0              0
     8.50%, 09/01/2020                                                                  721,525        800,459
FNMA:
     4.50%, TBA #                                                                    16,495,000     16,438,290
     4.87%, 05/01/2013                                                                        0              0
     4.90%, 01/01/2013                                                                7,081,212      7,312,831
     5.00%, TBA #                                                                             0              0
     5.50%, TBA #                                                                     4,400,000      4,459,127
     5.84%, 12/01/2008                                                               10,069,429     10,777,999
     5.85%, 02/01/2009                                                                  418,051        447,247
     5.89%, 10/01/2008                                                                6,840,245      7,271,794
     6.00%, 08/01/2006 - 07/01/2017                                                  12,587,848     13,206,098
     6.13%, 09/01/2008                                                                        0              0
     6.23%, 06/01/2008                                                                        0              0
     6.35%, 05/01/2011                                                                1,451,669      1,575,116
     6.40%, 06/01/2009 - 07/01/2011                                                   4,190,093      4,581,973
     6.50%, 07/01/2013 - 08/01/2032                                                   5,418,716      5,689,513
     6.54%, 12/01/2007                                                                        0              0
     6.56%, 12/01/2007                                                                        0              0
     6.80%, 01/01/2007                                                                        0              0
     7.00%, 05/01/2032 - 06/01/2032                                                   1,900,550      2,016,736
     7.02%, 07/01/2009                                                                        0              0
     7.06%, 08/01/2006                                                                        0              0
     7.09%, 10/01/2007                                                                        0              0
     7.14%, 07/01/2009                                                                        0              0
     7.19%, 05/01/2007                                                                3,952,619      4,230,465
     7.22%, 07/01/2007                                                                        0              0
     7.32%, 12/01/2010                                                                        0              0
     7.47%, 08/01/2007                                                                        0              0
     7.50%, 12/01/2030 - 10/01/2031                                                   1,458,203      1,563,388
     7.53%, 05/01/2007                                                                        0              0
     9.00%, 08/01/2014                                                                        0              0
GNMA:
     4.00%, 09/20/2029 - 07/20/2030                                                   2,452,109      2,478,178
     5.50%, 11/15/2033 - 01/15/2034                                                   3,970,042      4,048,473
     6.50%, 10/15/2008                                                                        0              0
                                                                                                   -----------
           Total Agency Mortgage-Backed Pass-Through Securities (cost
              $91,565,488, $95,030,490, $0 and $186,595,978, respectively)                          95,882,379
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 3.6%
FIXED RATE 3.6%
FHLMC:
     Ser. 2727, Class PD, 4.50%, 06/15/2029                                                   0              0
     Ser. 2750, Class WD, 4.50%, 09/15/2015                                                   0              0
     Ser. 2752, Class PE, 5.00%, 02/15/2028                                                   0              0
     Ser. 2773, Class EB, 4.50%, 08/15/2013                                                   0              0
     Ser. 2780, Class BD, 4.50%, 10/15/2017                                                   0              0
     Ser. 2840, Class OD, 5.00%, 07/15/2029                                                   0              0
FNMA:
     Ser. 1993-G36, Class ZQ, 6.50%, 12/25/2023                                               0              0
     Ser. 1999-8, Class QD, 6.00%, 03/25/2014                                                 0              0
     Ser. 2001-51, Class QN, 6.00%, 10/25/2016                                                0              0
     Ser. 2001-69, Class PG, 6.00%, 12/25/2016                                                0              0
     Ser. 2002-09, Class PC, 6.00%, 03/25/2017                                                0              0
     Ser. 2002-12, Class PG, 6.00%, 03/25/2017                                                0              0
     Ser. 2003-92, Class PD, 4.50%, 03/25/2017                                                0              0
     Ser. 2003-129, Class PW, 4.50%, 07/25/2033                                               0              0
     Ser. 2004-31, Class VB, 4.50%, 09/25/2027                                                0              0
     Ser. 2004-33, Class MW, 4.50%, 01/25/2030                                                0              0
                                                                                                   -----------
           Total Agency Mortgage-Backed Collateralized Mortgage
              Obligations (cost $28,920,945, $48,169,869, $0 and
              $77,090,814, respectively)                                                                     0
                                                                                                   -----------

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.8%
FIXED RATE 0.8%
Morgan Stanley Mtge. Loan Trust, Ser. 2004-8AR, Class 3PT5, 5.47%,
     10/25/2034 |_|                                                                           0              0
Washington Mutual, Inc., Ser. 2004-AR4, Class A6, 3.81%, 06/25/2034                           0              0
Wells Fargo Mtge. Backed Securities Trust:
     Ser. 2004-N, Class A6, 4.00%, 08/25/2034                                                 0              0
     Ser. 2004-S, Class A7, 3.54%, 09/25/2034                                                 0              0
                                                                                                   -----------
           Total Whole Loan Mortgage-Backed Collateralized Mortgage
              Obligations (cost $4,266,215, $7,681,253, $0 and
              $11,947,468, respectively)                                                                     0
                                                                                                   -----------

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 9.3%
FIXED RATE 9.3%
FHLMC:
     4.50%, TBA #                                                                             0              0
     5.00%, TBA #                                                                             0              0
     6.00%, 08/01/2013                                                                        0              0
     6.00%, 04/01/2014                                                                        0              0
     6.50%, 06/01/2029                                                                        0              0
     7.50%, 06/01/2032                                                                        0              0
     8.50%, 09/01/2020                                                                        0              0
FNMA:
     4.50%, TBA #                                                                             0              0
     4.87%, 05/01/2013                                                                        0              0
     4.90%, 01/01/2013                                                                        0              0
     5.00%, TBA #                                                                             0              0
     5.50%, TBA #                                                                             0              0
     5.84%, 12/01/2008                                                                        0              0
     5.85%, 02/01/2009                                                                        0              0
     5.89%, 10/01/2008                                                                        0              0
     6.00%, 08/01/2006 - 07/01/2017                                                           0              0
     6.13%, 09/01/2008                                                                        0              0
     6.23%, 06/01/2008                                                                        0              0
     6.35%, 05/01/2011                                                                        0              0
     6.40%, 06/01/2009 - 07/01/2011                                                           0              0
     6.50%, 07/01/2013 - 08/01/2032                                                           0              0
     6.54%, 12/01/2007                                                                        0              0
     6.56%, 12/01/2007                                                                        0              0
     6.80%, 01/01/2007                                                                        0              0
     7.00%, 05/01/2032 - 06/01/2032                                                           0              0
     7.02%, 07/01/2009                                                                        0              0
     7.06%, 08/01/2006                                                                        0              0
     7.09%, 10/01/2007                                                                        0              0
     7.14%, 07/01/2009                                                                        0              0
     7.19%, 05/01/2007                                                                        0              0
     7.22%, 07/01/2007                                                                        0              0
     7.32%, 12/01/2010                                                                        0              0
     7.47%, 08/01/2007                                                                        0              0
     7.50%, 12/01/2030 - 10/01/2031                                                           0              0
     7.53%, 05/01/2007                                                                        0              0
     9.00%, 08/01/2014                                                                        0              0
GNMA:
     4.00%, 09/20/2029 - 07/20/2030                                                           0              0
     5.50%, 11/15/2033 - 01/15/2034                                                           0              0
     6.50%, 10/15/2008                                                                        0              0
                                                                                                   -----------
           Total Agency Mortgage-Backed Pass-Through Securities (cost
              $91,565,488, $95,030,490, $0 and $186,595,978, respectively)                                   0
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                       Combined      Combined
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 3.6%
FIXED RATE 3.6%
FHLMC:
     Ser. 2727, Class PD, 4.50%, 06/15/2029                                           6,950,000      6,928,312
     Ser. 2750, Class WD, 4.50%, 09/15/2015                                           5,170,400      5,244,160
     Ser. 2752, Class PE, 5.00%, 02/15/2028                                           3,172,000      3,216,231
     Ser. 2773, Class EB, 4.50%, 08/15/2013                                           3,115,000      3,158,599
     Ser. 2780, Class BD, 4.50%, 10/15/2017                                           3,575,000      3,623,459
     Ser. 2840, Class OD, 5.00%, 07/15/2029                                           3,793,000      3,822,628
FNMA:
     Ser. 1993-G36, Class ZQ, 6.50%, 12/25/2023                                       3,445,495      3,662,227
     Ser. 1999-8, Class QD, 6.00%, 03/25/2014                                           751,730        782,078
     Ser. 2001-51, Class QN, 6.00%, 10/25/2016                                        7,140,000      7,449,336
     Ser. 2001-69, Class PG, 6.00%, 12/25/2016                                        4,013,000      4,239,569
     Ser. 2002-09, Class PC, 6.00%, 03/25/2017                                        9,215,000      9,670,294
     Ser. 2002-12, Class PG, 6.00%, 03/25/2017                                        2,971,000      3,126,618
     Ser. 2003-92, Class PD, 4.50%, 03/25/2017                                        8,605,000      8,591,889
     Ser. 2003-129, Class PW, 4.50%, 07/25/2033                                       5,600,000      5,593,420
     Ser. 2004-31, Class VB, 4.50%, 09/25/2027                                        2,050,000      1,933,844
     Ser. 2004-33, Class MW, 4.50%, 01/25/2030                                        2,617,000      2,552,357
                                                                                                   -----------
           Total Agency Mortgage-Backed Collateralized Mortgage
              Obligations (cost $28,920,945, $48,169,869, $0 and
              $77,090,814, respectively)                                                            73,595,021
                                                                                                   -----------

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.8%
FIXED RATE 0.8%
Morgan Stanley Mtge. Loan Trust, Ser. 2004-8AR, Class 3PT5, 5.47%,
     10/25/2034 |_|                                                                   3,515,000      3,595,142
Washington Mutual, Inc., Ser. 2004-AR4, Class A6, 3.81%, 06/25/2034                   4,220,000      4,163,621
Wells Fargo Mtge. Backed Securities Trust:
     Ser. 2004-N, Class A6, 4.00%, 08/25/2034                                         1,585,000      1,560,776
     Ser. 2004-S, Class A7, 3.54%, 09/25/2034                                         6,595,000      6,404,997
                                                                                                   -----------
           Total Whole Loan Mortgage-Backed Collateralized Mortgage
              Obligations (cost $4,266,215, $7,681,253, $0 and
              $11,947,468, respectively)                                                            15,724,536
                                                                                                   -----------

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 9.3%
FIXED RATE 9.3%
FHLMC:
     4.50%, TBA #                                                                    13,855,000     13,348,434
     5.00%, TBA #                                                                     1,985,000      1,965,770
     6.00%, 08/01/2013                                                                2,049,918      2,154,473
     6.00%, 04/01/2014                                                                2,101,186      2,208,356
     6.50%, 06/01/2029                                                                   97,320        102,320
     7.50%, 06/01/2032                                                                1,493,936      1,603,914
     8.50%, 09/01/2020                                                                  721,525        800,459
FNMA:
     4.50%, TBA #                                                                    29,050,000     28,950,126
     4.87%, 05/01/2013                                                                2,495,000      2,568,857
     4.90%, 01/01/2013                                                                7,081,212      7,312,831
     5.00%, TBA #                                                                     3,720,000      3,681,639
     5.50%, TBA #                                                                     7,890,000      7,996,026
     5.84%, 12/01/2008                                                               10,069,429     10,777,999
     5.85%, 02/01/2009                                                                  418,051        447,247
     5.89%, 10/01/2008                                                                6,840,245      7,271,794
     6.00%, 08/01/2006 - 07/01/2017                                                  16,026,743     16,821,847
     6.13%, 09/01/2008                                                                1,594,178      1,714,400
     6.23%, 06/01/2008                                                                3,865,014      4,112,449
     6.35%, 05/01/2011                                                                1,451,669      1,575,116
     6.40%, 06/01/2009 - 07/01/2011                                                   7,127,579      7,819,716
     6.50%, 07/01/2013 - 08/01/2032                                                  13,475,817     14,170,721
     6.54%, 12/01/2007                                                                  459,991        494,170
     6.56%, 12/01/2007                                                                1,741,706      1,872,050
     6.80%, 01/01/2007                                                                5,049,342      5,345,846
     7.00%, 05/01/2032 - 06/01/2032                                                   4,219,466      4,477,414
     7.02%, 07/01/2009                                                                2,146,486      2,379,310
     7.06%, 08/01/2006                                                                2,272,811      2,387,997
     7.09%, 10/01/2007                                                                1,886,516      2,035,447
     7.14%, 07/01/2009                                                                1,906,335      2,121,980
     7.19%, 05/01/2007                                                                3,952,619      4,230,465
     7.22%, 07/01/2007                                                                2,275,331      2,451,134
     7.32%, 12/01/2010                                                                2,567,991      2,948,977
     7.47%, 08/01/2007                                                                1,361,799      1,467,940
     7.50%, 12/01/2030 - 10/01/2031                                                   2,914,044      3,124,668
     7.53%, 05/01/2007                                                                4,143,704      4,467,660
     9.00%, 08/01/2014                                                                1,353,439      1,468,966
GNMA:
     4.00%, 09/20/2029 - 07/20/2030                                                   2,452,109      2,478,178
     5.50%, 11/15/2033 - 01/15/2034                                                   6,776,815      6,909,204
     6.50%, 10/15/2008                                                                  564,690        600,222
                                                                                                   -----------
           Total Agency Mortgage-Backed Pass-Through Securities (cost
              $91,565,488, $95,030,490, $0 and $186,595,978, respectively)                         188,666,122
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
WHOLE LOAN MORTGAGE-BACKED PASS-THROUGH SECURITIES 0.5%
FIXED RATE 0.5%
Master Alternative Loan Trust, 4.50%, 07/25/2019                                      4,413,936      4,470,576
Residential Asset Mtge. Products, Inc., Ser. 2004-SL2, Class AI,
     6.50%, 10/25/2016                                                                2,333,540      2,415,534
                                                                                                   -----------
           Total Agency Mortgage-Backed Pass-Through Securities (cost
              $6,666,386, $3,622,663, $0 and $10,289,049, respectively)                              6,886,110
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED PASS-THROUGH SECURITIES 2.2%
FHLMC:
     Ser. 2001-T5, Class A2, 7.00%, 02/19/2030                                                0              0
     Ser. T-54, Class 3A, 7.00%, 02/25/2043                                                   0              0
FNMA:
     Ser. 2001-T10, Class A1, 7.00%, 12/25/2041                                       1,540,317      1,641,772
     Ser. 2002-T4, Class A2, 7.00%, 12/25/2041                                        1,899,493      2,036,019
     Ser. 2002-T19, Class A1, 6.50%, 07/25/2042                                               0              0
     Ser. 2002-W7, Class A5, 7.50%, 02/25/2029                                          693,136        751,753
     Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042                                       2,451,151      2,627,328
     Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044                                       2,633,117      2,786,821
     Ser. 2004-T2, Class 1A4, 7.50%, 11/25/2043                                               0              0
     Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033                                       2,969,403      3,142,543
     Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044                                               0              0
     Ser. 2004-W9, Class 2A1, 6.50%, 02/25/2044                                       2,905,822      3,072,907
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Pass-Through Securities
              (cost $16,108,810, $28,779,613, $0 and $44,888,423,
              respectively)                                                                         16,059,143
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
FNMA:
     Ser. 2003-DT, Class 1A6, 5.82%, 09/25/2043                                               0              0
     Ser. 2003-W6, Class 2A, 5.00%, 09/25/2042                                                0              0
     Ser. 2003-W14, Class 1A6, 5.82%, 09/25/2043                                      3,890,000      4,030,250
     Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033                                      6,345,000      6,562,815
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Collateralized Mortgage
              Obligations (cost $10,702,904, $9,022,477, $0 and
              $19,725,381, respectively)                                                            10,593,065
                                                                                                   -----------

MUNICIPAL OBLIGATIONS 2.6%
AIRPORT 0.0%
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020, (Insd. by FGIC)                             0              0
                                                                                                   -----------

EDUCATION 0.1%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj., Ser. A,
     5.75%, 10/01/2019, (Insd. by FGIC)                                                       0              0
                                                                                                   -----------

GENERAL OBLIGATION - LOCAL 0.5%                                                               0              0
Clark Cnty., WA Sch. Dist. 117 GO, 5.50%, 12/01/2016, (Insd. by FSA)                          0              0
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)                                           0              0
New York, NY GO, Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA)                                   0              0
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014, (Insd. by AMBAC)                                0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

GENERAL OBLIGATION - STATE 0.2%
Nevada GO, Colorado River Commission Pwr. Delivery, Ser. A, 5.625%,
     09/15/2024, (Insd. by FGIC)                                                              0              0
                                                                                                   -----------

HOSPITAL 0.3%
New York, NY Hlth. & Hosp. Corp. RB, Hlth. Sys., Ser. A, 5.125%,
     02/15/2014, (Insd. by AMBAC)                                                             0              0
Oklahoma Indl. Auth. RRB, Hlth. Sys., Ser. A, 6.25%, 08/18/2015,
     (Insd. by MBIA)                                                                          0              0
Salt Lake City, UT Hosp. RB, IHC Hosp., Inc., 6.30%, 02/15/2015,
     (Insd. by MBIA)                                                                          0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

HOUSING 0.1%
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. B, 6.25%, 09/01/2015,
     (Insd. by GNMA & FNMA)                                                                   0              0
New York Mtge. Agcy. SFHRRB, Ser. 63, 5.60%, 04/01/2010                                       0              0
North Carolina HFA SFHRB, 5.80%, 09/01/2012, (Insd. by FHA)                                   0              0
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, Affordable Hsg. Mtge
     Portfolio I, 5.85%, 04/01/2009, (Insd. by GNMA, FNMA & FHLMC)                            0              0
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016, (Insd. by FHA)                          0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
WHOLE LOAN MORTGAGE-BACKED PASS-THROUGH SECURITIES 0.5%
FIXED RATE 0.5%
Master Alternative Loan Trust, 4.50%, 07/25/2019                                      3,760,753      3,809,011
Residential Asset Mtge. Products, Inc., Ser. 2004-SL2, Class AI,
     6.50%, 10/25/2016                                                                        0              0
                                                                                                   -----------
           Total Whole Loan Mortgage-Backed Pass-Through Securities (cost
              $6,666,386, $3,622,663, $0 and $10,289,049, respectively)                              3,809,011
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED PASS-THROUGH SECURITIES 2.2%
FHLMC:
     Ser. 2001-T5, Class A2, 7.00%, 02/19/2030                                        3,174,658      3,357,225
     Ser. T-54, Class 3A, 7.00%, 02/25/2043                                           2,717,666      2,918,943
FNMA:
     Ser. 2001-T10, Class A1, 7.00%, 12/25/2041                                               0              0
     Ser. 2002-T4, Class A2, 7.00%, 12/25/2041                                                0              0
     Ser. 2002-T19, Class A1, 6.50%, 07/25/2042                                       5,405,607      5,716,429
     Ser. 2002-W7, Class A5, 7.50%, 02/25/2029                                        1,448,448      1,570,940
     Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042                                       2,784,422      2,984,552
     Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044                                       2,422,468      2,563,875
     Ser. 2004-T2, Class 1A4, 7.50%, 11/25/2043                                       3,442,241      3,700,432
     Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033                                       3,211,643      3,398,909
     Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044                                       2,425,697      2,595,182
     Ser. 2004-W9, Class 2A1, 6.50%, 02/25/2044                                               0              0
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Pass-Through Securities
              (cost $16,108,810, $28,779,613, $0 and $44,888,423,
              respectively)                                                                         28,806,487
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
FNMA:
     Ser. 2003-DT, Class 1A6, 5.82%, 09/25/2043                                       4,436,628      4,596,586
     Ser. 2003-W6, Class 2A, 5.00%, 09/25/2042                                        4,295,000      4,372,034
     Ser. 2003-W14, Class 1A6, 5.82%, 09/25/2043                                              0              0
     Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033                                              0              0
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Collateralized Mortgage
              Obligations (cost $10,702,904, $9,022,477, $0 and
              $19,725,381, respectively)                                                             8,968,620
                                                                                                   -----------

MUNICIPAL OBLIGATIONS 2.6%
AIRPORT 0.0%
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020, (Insd. by FGIC)                             0              0
                                                                                                   -----------

EDUCATION 0.1%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj., Ser. A,
     5.75%, 10/01/2019, (Insd. by FGIC)                                                       0              0
                                                                                                   -----------

GENERAL OBLIGATION - LOCAL 0.5%                                                               0              0
Clark Cnty., WA Sch. Dist. 117 GO, 5.50%, 12/01/2016, (Insd. by FSA)                          0              0
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)                                           0              0
New York, NY GO, Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA)                                   0              0
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014, (Insd. by AMBAC)                                0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

GENERAL OBLIGATION - STATE 0.2%
Nevada GO, Colorado River Commission Pwr. Delivery, Ser. A, 5.625%,
     09/15/2024, (Insd. by FGIC)                                                              0              0
                                                                                                   -----------

HOSPITAL 0.3%
New York, NY Hlth. & Hosp. Corp. RB, Hlth. Sys., Ser. A, 5.125%,
     02/15/2014, (Insd. by AMBAC)                                                             0              0
Oklahoma Indl. Auth. RRB, Hlth. Sys., Ser. A, 6.25%, 08/18/2015,
     (Insd. by MBIA)                                                                          0              0
Salt Lake City, UT Hosp. RB, IHC Hosp., Inc., 6.30%, 02/15/2015,
     (Insd. by MBIA)                                                                          0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

HOUSING 0.1%
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. B, 6.25%, 09/01/2015,
     (Insd. by GNMA & FNMA)                                                                   0              0
New York Mtge. Agcy. SFHRRB, Ser. 63, 5.60%, 04/01/2010                                       0              0
North Carolina HFA SFHRB, 5.80%, 09/01/2012, (Insd. by FHA)                                   0              0
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, Affordable Hsg. Mtge
     Portfolio I, 5.85%, 04/01/2009, (Insd. by GNMA, FNMA & FHLMC)                            0              0
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016, (Insd. by FHA)                          0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
WHOLE LOAN MORTGAGE-BACKED PASS-THROUGH SECURITIES 0.5%
FIXED RATE 0.5%
Master Alternative Loan Trust, 4.50%, 07/25/2019                                              0              0
Residential Asset Mtge. Products, Inc., Ser. 2004-SL2, Class AI,
     6.50%, 10/25/2016                                                                        0              0
                                                                                                   -----------
           Total Whole Loan Mortgage-Backed Pass-Through Securities (cost
              $6,666,386, $3,622,663, $0 and $10,289,049, respectively)                                      0
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED PASS-THROUGH SECURITIES 2.2%
FHLMC:
     Ser. 2001-T5, Class A2, 7.00%, 02/19/2030                                                0              0
     Ser. T-54, Class 3A, 7.00%, 02/25/2043                                                   0              0
FNMA:
     Ser. 2001-T10, Class A1, 7.00%, 12/25/2041                                               0              0
     Ser. 2002-T4, Class A2, 7.00%, 12/25/2041                                                0              0
     Ser. 2002-T19, Class A1, 6.50%, 07/25/2042                                               0              0
     Ser. 2002-W7, Class A5, 7.50%, 02/25/2029                                                0              0
     Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042                                               0              0
     Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044                                               0              0
     Ser. 2004-T2, Class 1A4, 7.50%, 11/25/2043                                               0              0
     Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033                                               0              0
     Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044                                               0              0
     Ser. 2004-W9, Class 2A1, 6.50%, 02/25/2044                                               0              0
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Pass-Through Securities
              (cost $16,108,810, $28,779,613, $0 and $44,888,423,
              respectively)                                                                                  0
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
FNMA:
     Ser. 2003-DT, Class 1A6, 5.82%, 09/25/2043                                               0              0
     Ser. 2003-W6, Class 2A, 5.00%, 09/25/2042                                                0              0
     Ser. 2003-W14, Class 1A6, 5.82%, 09/25/2043                                              0              0
     Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033                                              0              0
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Collateralized Mortgage
              Obligations (cost $10,702,904, $9,022,477, $0 and
              $19,725,381, respectively)                                                                     0
                                                                                                   -----------

MUNICIPAL OBLIGATIONS 2.6%
AIRPORT 0.0%
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020, (Insd. by FGIC)                     1,000,000      1,115,380
                                                                                                   -----------

EDUCATION 0.1%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj., Ser. A,
     5.75%, 10/01/2019, (Insd. by FGIC)                                               1,000,000      1,138,670
                                                                                                   -----------

GENERAL OBLIGATION - LOCAL 0.5%
Clark Cnty., WA Sch. Dist. 117 GO, 5.50%, 12/01/2016, (Insd. by FSA)                  1,500,000      1,696,365
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)                                   3,025,000      3,366,553
New York, NY GO, Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA)                           2,500,000      2,704,825
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014, (Insd. by AMBAC)                        2,000,000      2,244,440
                                                                                                   -----------
                                                                                                    10,012,183
                                                                                                   -----------

GENERAL OBLIGATION - STATE 0.2%
Nevada GO, Colorado River Commission Pwr. Delivery, Ser. A, 5.625%,
     09/15/2024, (Insd. by FGIC)                                                      4,010,000      4,448,132
                                                                                                   -----------

HOSPITAL 0.3%
New York, NY Hlth. & Hosp. Corp. RB, Hlth. Sys., Ser. A, 5.125%,
     02/15/2014, (Insd. by AMBAC)                                                     2,000,000      2,133,520
Oklahoma Indl. Auth. RRB, Hlth. Sys., Ser. A, 6.25%, 08/18/2015,
     (Insd. by MBIA)                                                                  4,010,000      4,592,172
Salt Lake City, UT Hosp. RB, IHC Hosp., Inc., 6.30%, 02/15/2015,
     (Insd. by MBIA)                                                                    500,000        598,705
                                                                                                   -----------
                                                                                                     7,324,397
                                                                                                   -----------

HOUSING 0.1%
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. B, 6.25%, 09/01/2015,
     (Insd. by GNMA & FNMA)                                                             195,000        198,886
New York Mtge. Agcy. SFHRRB, Ser. 63, 5.60%, 04/01/2010                                 500,000        529,405
North Carolina HFA SFHRB, 5.80%, 09/01/2012, (Insd. by FHA)                             430,000        456,424
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, Affordable Hsg. Mtge
     Portfolio I, 5.85%, 04/01/2009, (Insd. by GNMA, FNMA & FHLMC)                      350,000        360,605
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016, (Insd. by FHA)                     90,000         90,226
                                                                                                   -----------
                                                                                                     1,635,546
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                       Combined      Combined
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
WHOLE LOAN MORTGAGE-BACKED PASS-THROUGH SECURITIES 0.5%
FIXED RATE 0.5%
Master Alternative Loan Trust, 4.50%, 07/25/2019                                      8,174,689      8,279,587
Residential Asset Mtge. Products, Inc., Ser. 2004-SL2, Class AI,
     6.50%, 10/25/2016                                                                2,333,540      2,415,534
                                                                                                   -----------
           Total Whole Loan Mortgage-Backed Pass-Through Securities (cost
              $6,666,386, $3,622,663, $0 and $10,289,049, respectively)                             10,695,121
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED PASS-THROUGH SECURITIES 2.2%
FHLMC:
     Ser. 2001-T5, Class A2, 7.00%, 02/19/2030                                        3,174,658      3,357,225
     Ser. T-54, Class 3A, 7.00%, 02/25/2043                                           2,717,666      2,918,943
FNMA:
     Ser. 2001-T10, Class A1, 7.00%, 12/25/2041                                       1,540,317      1,641,772
     Ser. 2002-T4, Class A2, 7.00%, 12/25/2041                                        1,899,493      2,036,019
     Ser. 2002-T19, Class A1, 6.50%, 07/25/2042                                       5,405,607      5,716,429
     Ser. 2002-W7, Class A5, 7.50%, 02/25/2029                                        2,141,584      2,322,693
     Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042                                       5,235,573      5,611,880
     Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044                                       5,055,585      5,350,696
     Ser. 2004-T2, Class 1A4, 7.50%, 11/25/2043                                       3,442,241      3,700,432
     Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033                                       6,181,046      6,541,452
     Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044                                       2,425,697      2,595,182
     Ser. 2004-W9, Class 2A1, 6.50%, 02/25/2044                                       2,905,822      3,072,907
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Pass-Through Securities
              (cost $16,108,810, $28,779,613, $0 and $44,888,423,
              respectively)                                                                         44,865,630
                                                                                                   -----------

REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
FNMA:
     Ser. 2003-DT, Class 1A6, 5.82%, 09/25/2043                                       4,436,628      4,596,586
     Ser. 2003-W6, Class 2A, 5.00%, 09/25/2042                                        4,295,000      4,372,034
     Ser. 2003-W14, Class 1A6, 5.82%, 09/25/2043                                      3,890,000      4,030,250
     Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033                                      6,345,000      6,562,815
                                                                                                   -----------
           Total Reperforming Mortgage-Backed Collateralized Mortgage
              Obligations (cost $10,702,904, $9,022,477, $0 and
              $19,725,381, respectively)                                                            19,561,685
                                                                                                   -----------

MUNICIPAL OBLIGATIONS 2.6%
AIRPORT 0.0%
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020, (Insd. by FGIC)                     1,000,000      1,115,380
                                                                                                   -----------

EDUCATION 0.1%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj., Ser. A,
     5.75%, 10/01/2019, (Insd. by FGIC)                                               1,000,000      1,138,670
                                                                                                   -----------

GENERAL OBLIGATION - LOCAL 0.5%
Clark Cnty., WA Sch. Dist. 117 GO, 5.50%, 12/01/2016, (Insd. by FSA)                  1,500,000      1,696,365
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)                                   3,025,000      3,366,553
New York, NY GO, Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA)                           2,500,000      2,704,825
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014, (Insd. by AMBAC)                        2,000,000      2,244,440
                                                                                                   -----------
                                                                                                    10,012,183
                                                                                                   -----------

GENERAL OBLIGATION - STATE 0.2%
Nevada GO, Colorado River Commission Pwr. Delivery, Ser. A, 5.625%,
     09/15/2024, (Insd. by FGIC)                                                      4,010,000      4,448,132
                                                                                                   -----------

HOSPITAL 0.3%
New York, NY Hlth. & Hosp. Corp. RB, Hlth. Sys., Ser. A, 5.125%,
     02/15/2014, (Insd. by AMBAC)                                                     2,000,000      2,133,520
Oklahoma Indl. Auth. RRB, Hlth. Sys., Ser. A, 6.25%, 08/18/2015,
     (Insd. by MBIA)                                                                  4,010,000      4,592,172
Salt Lake City, UT Hosp. RB, IHC Hosp., Inc., 6.30%, 02/15/2015,
     (Insd. by MBIA)                                                                    500,000        598,705
                                                                                                   -----------
                                                                                                     7,324,397
                                                                                                   -----------

HOUSING 0.1%
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. B, 6.25%, 09/01/2015,
     (Insd. by GNMA & FNMA)                                                             195,000        198,886
New York Mtge. Agcy. SFHRRB, Ser. 63, 5.60%, 04/01/2010                                 500,000        529,405
North Carolina HFA SFHRB, 5.80%, 09/01/2012, (Insd. by FHA)                             430,000        456,424
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, Affordable Hsg. Mtge
     Portfolio I, 5.85%, 04/01/2009, (Insd. by GNMA, FNMA & FHLMC)                      350,000        360,605
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016, (Insd. by FHA)                     90,000         90,226
                                                                                                   -----------
                                                                                                     1,635,546
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
LEASE 0.3%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2015,
     (Insd. by AMBAC)                                                                         0              0
Hillsborough Cnty., FL Sch. Board COP, Master Lease Proj., Ser. A,
     5.375%, 07/01/2021, (Insd. by MBIA)                                                      0              0
St. Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr., Ser. A,
     5.95%, 02/15/2016, (Insd. by AMBAC)                                                      0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

PORT AUTHORITY 0.3%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022, (Insd. by MBIA)                             0              0
                                                                                                   -----------

PRE-REFUNDED 0.1%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                        0              0
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

RESOURCE RECOVERY 0.1%
Washington Pub. Pwr. Supply Sys. RRB, Nuclear Proj., Ser. C,
     5.50%, 07/01/2017, (Insd. by MBIA)                                                       0              0
                                                                                                   -----------

SPECIAL TAX 0.1%
Washington, DC Convention Ctr. Auth. RB, 5.25%, 10/01/2014, (Insd. by AMBAC)                  0              0
                                                                                                   -----------

TRANSPORTATION 0.3%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                        0              0
New York, NY Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019, (Insd. by AMBAC)                    0              0
Wisconsin Trans. RB, Ser. A, 5.50%, 07/01/2016, (Insd. by FGIC)                               0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

WATER & SEWER 0.2%
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. RB, Ser. C, 1.66%,
     06/15/2033, (SPA: Dexia Credit)                                                          0              0
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------
           Total Municipal Obligations (cost $0, $0, $47,322,192 and
              $47,322,192, respectively)                                                                     0
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
                                                                                        Shares
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 61.2%
CONSUMER DISCRETIONARY 7.0%
Auto Components 0.2%
Johnson Controls, Inc.                                                                        0              0
Lear Corp.                                                                               52,236      2,844,250
                                                                                                   -----------
                                                                                                     2,844,250
                                                                                                   -----------

Distributors 0.0%
Adesa, Inc. *                                                                                 0              0
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.6%
Carnival Corp.                                                                                0              0
Darden Restaurants, Inc.                                                                      0              0
International Game Technology, Inc.                                                           0              0
Starbucks Corp. *                                                                        64,596      2,936,534
Yum! Brands, Inc.                                                                             0              0
                                                                                                   -----------
                                                                                                     2,936,534
                                                                                                   -----------

Household Durables 0.3%
Black & Decker Corp.                                                                          0              0
Fortune Brands, Inc.                                                                          0              0
Pulte Homes, Inc.                                                                        69,100      4,240,667
Sharp Corp.                                                                                   0              0
Whirlpool Corp.                                                                               0              0
                                                                                                   -----------
                                                                                                     4,240,667
                                                                                                   -----------

Internet & Catalog Retail 0.8%
Amazon.com, Inc. p                                                                            0              0
eBay, Inc. *                                                                             38,976      3,583,453
                                                                                                   -----------
                                                                                                     3,583,453
                                                                                                   -----------

Media 1.8%
Comcast Corp., Class A *                                                                149,602      4,224,761
Fox Entertainment Group, Inc., Class A *                                                      0              0
Liberty Media Corp., Class A *                                                                0              0
McGraw-Hill Companies, Inc.                                                                   0              0
News Corp., Ltd., ADR p                                                                       0              0
Time Warner, Inc. *                                                                           0              0
Viacom, Inc., Class A                                                                    20,833        708,322
Viacom, Inc., Class B                                                                   214,000      7,181,840
Walt Disney Co.                                                                               0              0
                                                                                                   -----------
                                                                                                    12,114,923
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
LEASE 0.3%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2015,
     (Insd. by AMBAC)                                                                         0              0
Hillsborough Cnty., FL Sch. Board COP, Master Lease Proj., Ser. A,
     5.375%, 07/01/2021, (Insd. by MBIA)                                                      0              0
St. Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr., Ser. A,
     5.95%, 02/15/2016, (Insd. by AMBAC)                                                      0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

PORT AUTHORITY 0.3%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022, (Insd. by MBIA)                             0              0
                                                                                                   -----------

PRE-REFUNDED 0.1%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                        0              0
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

RESOURCE RECOVERY 0.1%
Washington Pub. Pwr. Supply Sys. RRB, Nuclear Proj., Ser. C,
     5.50%, 07/01/2017, (Insd. by MBIA)                                                       0              0
                                                                                                   -----------

SPECIAL TAX 0.1%
Washington, DC Convention Ctr. Auth. RB, 5.25%, 10/01/2014, (Insd. by AMBAC)                  0              0
                                                                                                   -----------

TRANSPORTATION 0.3%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                        0              0
New York, NY Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019, (Insd. by AMBAC)                    0              0
Wisconsin Trans. RB, Ser. A, 5.50%, 07/01/2016, (Insd. by FGIC)                               0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

WATER & SEWER 0.2%
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. RB, Ser. C, 1.66%,
     06/15/2033, (SPA: Dexia Credit)                                                          0              0
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------
           Total Municipal Obligations (cost $0, $0, $47,322,192 and
              $47,322,192, respectively)                                                                     0
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
                                                                                        Shares
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 61.2%
CONSUMER DISCRETIONARY 7.0%
Auto Components 0.2%
Johnson Controls, Inc.                                                                        0              0
Lear Corp.                                                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Distributors 0.0%
Adesa, Inc. *                                                                            67,782      1,113,658
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.6%
Carnival Corp.                                                                                0              0
Darden Restaurants, Inc.                                                                      0              0
International Game Technology, Inc.                                                      54,000      1,941,300
Starbucks Corp. *                                                                       135,000      6,137,100
Yum! Brands, Inc.                                                                             0              0
                                                                                                   -----------
                                                                                                     8,078,400
                                                                                                   -----------

Household Durables 0.3%
Black & Decker Corp.                                                                          0              0
Fortune Brands, Inc.                                                                          0              0
Pulte Homes, Inc.                                                                             0              0
Sharp Corp.                                                                             100,000      1,375,743
Whirlpool Corp.                                                                               0              0
                                                                                                   -----------
                                                                                                     1,375,743
                                                                                                   -----------

Internet & Catalog Retail 0.8%
Amazon.com, Inc. p                                                                      112,000      4,576,320
eBay, Inc. *                                                                             82,000      7,539,080
                                                                                                   -----------
                                                                                                    12,115,400
                                                                                                   -----------

Media 1.8%
Comcast Corp., Class A *                                                                243,704      6,804,216
Fox Entertainment Group, Inc., Class A *                                                      0              0
Liberty Media Corp., Class A *                                                          460,984      4,019,780
McGraw-Hill Companies, Inc.                                                                   0              0
News Corp., Ltd., ADR p                                                                 164,615      5,157,388
Time Warner, Inc. *                                                                     425,464      6,866,989
Viacom, Inc., Class A                                                                         0              0
Viacom, Inc., Class B                                                                         0              0
Walt Disney Co.                                                                               0              0
                                                                                                   -----------
                                                                                                    22,848,373
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
LEASE 0.3%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2015,
     (Insd. by AMBAC)                                                                 2,000,000      2,319,060
Hillsborough Cnty., FL Sch. Board COP, Master Lease Proj., Ser. A,
     5.375%, 07/01/2021, (Insd. by MBIA)                                              2,500,000      2,711,975
St. Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr., Ser. A,
     5.95%, 02/15/2016, (Insd. by AMBAC)                                                500,000        537,695
                                                                                                   -----------
                                                                                                     5,568,730
                                                                                                   -----------

PORT AUTHORITY 0.3%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022, (Insd. by MBIA)                     5,000,000      5,475,900
                                                                                                   -----------

PRE-REFUNDED 0.1%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                1,095,000      1,330,337
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                        370,000        426,048
                                                                                                   -----------
                                                                                                     1,756,385
                                                                                                   -----------

RESOURCE RECOVERY 0.1%
Washington Pub. Pwr. Supply Sys. RRB, Nuclear Proj., Ser. C,
     5.50%, 07/01/2017, (Insd. by MBIA)                                               2,500,000      2,681,675
                                                                                                   -----------

SPECIAL TAX 0.1%
Washington, DC Convention Ctr. Auth. RB, 5.25%, 10/01/2014, (Insd. by AMBAC)          2,000,000      2,200,620
                                                                                                   -----------

TRANSPORTATION 0.3%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                  305,000        373,561
New York, NY Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019, (Insd. by AMBAC)            2,500,000      2,835,625
Wisconsin Trans. RB, Ser. A, 5.50%, 07/01/2016, (Insd. by FGIC)                       1,800,000      2,040,120
                                                                                                   -----------
                                                                                                     5,249,306
                                                                                                   -----------

WATER & SEWER 0.2%
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. RB, Ser. C, 1.66%,
     06/15/2033, (SPA: Dexia Credit)                                                  1,500,000      1,500,000
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                      2,885,000      3,270,378
                                                                                                   -----------
                                                                                                     4,770,378
                                                                                                   -----------
           Total Municipal Obligations (cost $0, $0, $47,322,192 and
              $47,322,192, respectively)                                                            53,377,302
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
                                                                                        Shares
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 61.2%
CONSUMER DISCRETIONARY 7.0%
Auto Components 0.2%
Johnson Controls, Inc.                                                                    3,131        177,872
Lear Corp.                                                                                2,954        160,845
                                                                                                   -----------
                                                                                                       338,717
                                                                                                   -----------

Distributors 0.0%
Adesa, Inc. *                                                                                 0              0
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.6%
Carnival Corp.                                                                            6,348        300,197
Darden Restaurants, Inc.                                                                  7,527        175,530
International Game Technology, Inc.                                                           0              0
Starbucks Corp. *                                                                             0              0
Yum! Brands, Inc.                                                                         7,481        304,177
                                                                                                   -----------
                                                                                                       779,904
                                                                                                   -----------

Household Durables 0.3%
Black & Decker Corp.                                                                      5,507        426,462
Fortune Brands, Inc.                                                                      2,574        190,708
Pulte Homes, Inc.                                                                             0              0
Sharp Corp.                                                                                   0              0
Whirlpool Corp.                                                                           3,408        204,787
                                                                                                   -----------
                                                                                                       821,957
                                                                                                   -----------

Internet & Catalog Retail 0.8%
Amazon.com, Inc. p                                                                            0              0
eBay, Inc. *                                                                                  0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Media 1.8%
Comcast Corp., Class A *                                                                  5,182        146,340
Fox Entertainment Group, Inc., Class A *                                                  6,921        191,989
Liberty Media Corp., Class A *                                                                0              0
McGraw-Hill Companies, Inc.                                                               2,885        229,906
News Corp., Ltd., ADR p                                                                       0              0
Time Warner, Inc. *                                                                      52,489        847,172
Viacom, Inc., Class A                                                                         0              0
Viacom, Inc., Class B                                                                         0              0
Walt Disney Co.                                                                          22,548        508,457
                                                                                                   -----------
                                                                                                     1,923,864
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                       Combined      Combined
                                                                                      Principal       Market
                                                                                        Amount        Value
--------------------------------------------------------------------------------------------------------------
LEASE 0.3%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2015,
     (Insd. by AMBAC)                                                                 2,000,000      2,319,060
Hillsborough Cnty., FL Sch. Board COP, Master Lease Proj., Ser. A,
     5.375%, 07/01/2021, (Insd. by MBIA)                                              2,500,000      2,711,975
St. Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr., Ser. A,
     5.95%, 02/15/2016, (Insd. by AMBAC)                                                500,000        537,695
                                                                                                   -----------
                                                                                                     5,568,730
                                                                                                   -----------

PORT AUTHORITY 0.3%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022, (Insd. by MBIA)                     5,000,000      5,475,900
                                                                                                   -----------

PRE-REFUNDED 0.1%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                1,095,000      1,330,337
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                        370,000        426,048
                                                                                                   -----------
                                                                                                     1,756,385
                                                                                                   -----------

RESOURCE RECOVERY 0.1%
Washington Pub. Pwr. Supply Sys. RRB, Nuclear Proj., Ser. C,
     5.50%, 07/01/2017, (Insd. by MBIA)                                               2,500,000      2,681,675
                                                                                                   -----------

SPECIAL TAX 0.1%
Washington, DC Convention Ctr. Auth. RB, 5.25%, 10/01/2014, (Insd. by AMBAC)          2,000,000      2,200,620
                                                                                                   -----------

TRANSPORTATION 0.3%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                  305,000        373,561
New York, NY Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019, (Insd. by AMBAC)            2,500,000      2,835,625
Wisconsin Trans. RB, Ser. A, 5.50%, 07/01/2016, (Insd. by FGIC)                       1,800,000      2,040,120
                                                                                                   -----------
                                                                                                     5,249,306
                                                                                                   -----------

WATER & SEWER 0.2%
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. RB, Ser. C, 1.66%,
     06/15/2033, (SPA: Dexia Credit)                                                  1,500,000      1,500,000
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                      2,885,000      3,270,378
                                                                                                   -----------
                                                                                                     4,770,378
                                                                                                   -----------
           Total Municipal Obligations (cost $0, $0, $47,322,192 and
              $47,322,192, respectively)                                                            53,377,302
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
                                                                                        Shares
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 61.2%
CONSUMER DISCRETIONARY 7.0%
Auto Components 0.2%
Johnson Controls, Inc.                                                                    3,131        177,872
Lear Corp.                                                                               55,190      3,005,095
                                                                                                   -----------
                                                                                                     3,182,967
                                                                                                   -----------

Distributors 0.0%
Adesa, Inc. *                                                                            67,782      1,113,658
                                                                                                   -----------

Hotels, Restaurants & Leisure 0.6%
Carnival Corp.                                                                            6,348        300,197
Darden Restaurants, Inc.                                                                  7,527        175,530
International Game Technology, Inc.                                                      54,000      1,941,300
Starbucks Corp. *                                                                       199,596      9,073,634
Yum! Brands, Inc.                                                                         7,481        304,177
                                                                                                   -----------
                                                                                                    11,794,838
                                                                                                   -----------

Household Durables 0.3%
Black & Decker Corp.                                                                      5,507        426,462
Fortune Brands, Inc.                                                                      2,574        190,708
Pulte Homes, Inc.                                                                        69,100      4,240,667
Sharp Corp.                                                                             100,000      1,375,743
Whirlpool Corp.                                                                           3,408        204,787
                                                                                                   -----------
                                                                                                     6,438,367
                                                                                                   -----------

Internet & Catalog Retail 0.8%
Amazon.com, Inc. p                                                                      112,000      4,576,320
eBay, Inc. *                                                                            120,976     11,122,533
                                                                                                   -----------
                                                                                                    15,698,853
                                                                                                   -----------

Media 1.8%
Comcast Corp., Class A *                                                                398,488     11,175,317
Fox Entertainment Group, Inc., Class A *                                                  6,921        191,989
Liberty Media Corp., Class A *                                                          460,984      4,019,780
McGraw-Hill Companies, Inc.                                                               2,885        229,906
News Corp., Ltd., ADR p                                                                 164,615      5,157,388
Time Warner, Inc. *                                                                     477,953      7,714,161
Viacom, Inc., Class A                                                                    20,833        708,322
Viacom, Inc., Class B                                                                   214,000      7,181,840
Walt Disney Co.                                                                          22,548        508,457
                                                                                                   -----------
                                                                                                    36,887,160
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Multi-line Retail 0.8%
Nordstrom, Inc.                                                                         150,700      5,762,768
Target Corp.                                                                             58,000      2,624,500
                                                                                                   -----------
                                                                                                     8,387,268
                                                                                                   -----------

Specialty Retail 1.7%
Best Buy Co., Inc.                                                                      112,041      6,077,104
Chico's FAS, Inc. *                                                                      59,300      2,028,060
Home Depot, Inc.                                                                              0              0
Limited Brands, Inc.                                                                          0              0
Lowe's Companies, Inc.                                                                  140,291      7,624,816
Michaels Stores, Inc.                                                                         0              0
Staples, Inc.                                                                           152,647      4,551,933
                                                                                                   -----------
                                                                                                    20,281,913
                                                                                                   -----------

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. *                                                                                 0              0
Liz Claiborne, Inc.                                                                           0              0
Nike, Inc., Class B                                                                      74,600      5,878,480
Polo Ralph Lauren Corp., Class A                                                        117,461      4,272,057
                                                                                                   -----------
                                                                                                    10,150,537
                                                                                                   -----------

CONSUMER STAPLES 4.9%
Beverages 1.3%
Anheuser-Busch Companies, Inc.                                                           57,813      2,887,759
Coca-Cola Co.                                                                                 0              0
Diageo plc, ADR p                                                                       361,800      4,517,769
Pepsi Bottling Group, Inc.                                                                    0              0
PepsiCo, Inc.                                                                           135,067      6,571,010
                                                                                                   -----------
                                                                                                    13,976,538
                                                                                                   -----------

Food & Staples Retailing 1.8%
BJ's Wholesale Club, Inc. *                                                             172,125      4,705,898
Costco Wholesale Corp.                                                                        0              0
CVS Corp.                                                                               196,296      8,269,950
SUPERVALU, Inc.                                                                               0              0
Wal-Mart Stores, Inc.                                                                   247,106     13,146,039
                                                                                                   -----------
                                                                                                    26,121,887
                                                                                                   -----------

Food Products 0.4%
Archer-Daniels-Midland Co.                                                                    0              0
General Mills, Inc.                                                                           0              0
H.J. Heinz Co.                                                                                0              0
Tyson Foods, Inc., Class A                                                                    0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Household Products 0.9%
Kimberly-Clark Corp.                                                                          0              0
Procter & Gamble Co.                                                                    161,640      8,747,957
                                                                                                   -----------
                                                                                                     8,747,957
                                                                                                   -----------

Peronal Products 0.0%
Avon Products, Inc.                                                                           0              0
                                                                                                   -----------

Tobacco 0.5%
Altria Group, Inc.                                                                       39,695      1,867,253
                                                                                                   -----------

ENERGY 5.4%
Energy Equipment & Services 0.7%
Halliburton Co.                                                                               0              0
Schlumberger, Ltd.                                                                       32,400      2,180,844
Transocean, Inc. *                                                                            0              0
                                                                                                   -----------
                                                                                                     2,180,844
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Multi-line Retail 0.8%
Nordstrom, Inc.                                                                               0              0
Target Corp.                                                                            152,000      6,878,000
                                                                                                   -----------
                                                                                                     6,878,000
                                                                                                   -----------

Specialty Retail 1.7%
Best Buy Co., Inc.                                                                      100,000      5,424,000
Chico's FAS, Inc. *                                                                           0              0
Home Depot, Inc.                                                                        167,000      6,546,400
Limited Brands, Inc.                                                                          0              0
Lowe's Companies, Inc.                                                                        0              0
Michaels Stores, Inc.                                                                         0              0
Staples, Inc.                                                                                 0              0
                                                                                                   -----------
                                                                                                    11,970,400
                                                                                                   -----------

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. *                                                                            81,000      3,436,020
Liz Claiborne, Inc.                                                                      98,849      3,728,585
Nike, Inc., Class B                                                                           0              0
Polo Ralph Lauren Corp., Class A                                                              0              0
                                                                                                   -----------
                                                                                                     7,164,605
                                                                                                   -----------

CONSUMER STAPLES 4.9%
Beverages 1.3%
Anheuser-Busch Companies, Inc.                                                           45,339      2,264,683
Coca-Cola Co.                                                                                 0              0
Diageo plc, ADR p                                                                        30,000      1,512,900
Pepsi Bottling Group, Inc.                                                                    0              0
PepsiCo, Inc.                                                                           154,006      7,492,392
                                                                                                   -----------
                                                                                                    11,269,975
                                                                                                   -----------

Food & Staples Retailing 1.8%
BJ's Wholesale Club, Inc. *                                                                   0              0
Costco Wholesale Corp.                                                                        0              0
CVS Corp.                                                                               117,500      4,950,275
SUPERVALU, Inc.                                                                               0              0
Wal-Mart Stores, Inc.                                                                    66,340      3,529,288
                                                                                                   -----------
                                                                                                     8,479,563
                                                                                                   -----------

Food Products 0.4%
Archer-Daniels-Midland Co.                                                                    0              0
General Mills, Inc.                                                                      88,652      3,980,475
H.J. Heinz Co.                                                                           92,330      3,325,726
Tyson Foods, Inc., Class A                                                                    0              0
                                                                                                   -----------
                                                                                                     7,306,201
                                                                                                   -----------

Household Products 0.9%
Kimberly-Clark Corp.                                                                     48,119      3,108,006
Procter & Gamble Co.                                                                    100,000      5,412,000
                                                                                                   -----------
                                                                                                     8,520,006
                                                                                                   -----------

Peronal Products 0.0%
Avon Products, Inc.                                                                           0              0
                                                                                                   -----------

Tobacco 0.5%
Altria Group, Inc.                                                                      176,745      8,314,085
                                                                                                   -----------

ENERGY 5.4%
Energy Equipment & Services 0.7%
Halliburton Co.                                                                          66,806      2,250,694
Schlumberger, Ltd.                                                                      128,076      8,620,796
Transocean, Inc. *                                                                       55,362      1,980,852
                                                                                                   -----------
                                                                                                    12,852,342
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Multi-line Retail 0.8%
Nordstrom, Inc.                                                                           7,410        283,358
Target Corp.                                                                                  0              0
                                                                                                   -----------
                                                                                                       283,358
                                                                                                   -----------

Specialty Retail 1.7%
Best Buy Co., Inc.                                                                        6,866        372,412
Chico's FAS, Inc. *                                                                           0              0
Home Depot, Inc.                                                                         15,014        588,549
Limited Brands, Inc.                                                                     16,171        360,451
Lowe's Companies, Inc.                                                                    3,931        213,650
Michaels Stores, Inc.                                                                     5,210        308,484
Staples, Inc.                                                                                 0              0
                                                                                                   -----------
                                                                                                     1,843,546
                                                                                                   -----------

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. *                                                                                 0              0
Liz Claiborne, Inc.                                                                           0              0
Nike, Inc., Class B                                                                           0              0
Polo Ralph Lauren Corp., Class A                                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

CONSUMER STAPLES 4.9%
Beverages 1.3%
Anheuser-Busch Companies, Inc.                                                                0              0
Coca-Cola Co.                                                                            15,040        602,352
Diageo plc, ADR p                                                                             0              0
Pepsi Bottling Group, Inc.                                                               12,322        334,542
PepsiCo, Inc.                                                                             3,838        186,719
                                                                                                   -----------
                                                                                                     1,123,613
                                                                                                   -----------

Food & Staples Retailing 1.8%
BJ's Wholesale Club, Inc. *                                                                   0              0
Costco Wholesale Corp.                                                                    7,432        308,874
CVS Corp.                                                                                10,303        434,065
SUPERVALU, Inc.                                                                           5,195        143,122
Wal-Mart Stores, Inc.                                                                    17,773        945,524
                                                                                                   -----------
                                                                                                     1,831,585
                                                                                                   -----------

Food Products 0.4%
Archer-Daniels-Midland Co.                                                               28,326        480,976
General Mills, Inc.                                                                           0              0
H.J. Heinz Co.                                                                                0              0
Tyson Foods, Inc., Class A                                                               15,116        242,158
                                                                                                   -----------
                                                                                                       723,134
                                                                                                   -----------

Household Products 0.9%
Kimberly-Clark Corp.                                                                          0              0
Procter & Gamble Co.                                                                     21,426      1,159,575
                                                                                                   -----------
                                                                                                     1,159,575
                                                                                                   -----------

Peronal Products 0.0%
Avon Products, Inc.                                                                       9,070        396,178
                                                                                                   -----------

Tobacco 0.5%
Altria Group, Inc.                                                                       15,059        708,375
                                                                                                   -----------

ENERGY 5.4%
Energy Equipment & Services 0.7%
Halliburton Co.                                                                               0              0
Schlumberger, Ltd.                                                                            0              0
Transocean, Inc. *                                                                            0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                                     Combined
                                                                                       Combined       Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Multi-line Retail 0.8%
Nordstrom, Inc.                                                                         158,110      6,046,126
Target Corp.                                                                            210,000      9,502,500
                                                                                                   -----------
                                                                                                    15,548,626
                                                                                                   -----------

Specialty Retail 1.7%
Best Buy Co., Inc.                                                                      218,907     11,873,516
Chico's FAS, Inc. *                                                                      59,300      2,028,060
Home Depot, Inc.                                                                        182,014      7,134,949
Limited Brands, Inc.                                                                     16,171        360,451
Lowe's Companies, Inc.                                                                  144,222      7,838,466
Michaels Stores, Inc.                                                                     5,210        308,484
Staples, Inc.                                                                           152,647      4,551,933
                                                                                                   -----------
                                                                                                    34,095,859
                                                                                                   -----------

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. *                                                                            81,000      3,436,020
Liz Claiborne, Inc.                                                                      98,849      3,728,585
Nike, Inc., Class B                                                                      74,600      5,878,480
Polo Ralph Lauren Corp., Class A                                                        117,461      4,272,057
                                                                                                   -----------
                                                                                                    17,315,142
                                                                                                   -----------

CONSUMER STAPLES 4.9%
Beverages 1.3%
Anheuser-Busch Companies, Inc.                                                          103,152      5,152,442
Coca-Cola Co.                                                                            15,040        602,352
Diageo plc, ADR p                                                                       391,800      6,030,669
Pepsi Bottling Group, Inc.                                                               12,322        334,542
PepsiCo, Inc.                                                                           292,911     14,250,121
                                                                                                   -----------
                                                                                                    26,370,126
                                                                                                   -----------

Food & Staples Retailing 1.8%
BJ's Wholesale Club, Inc. *                                                             172,125      4,705,898
Costco Wholesale Corp.                                                                    7,432        308,874
CVS Corp.                                                                               324,099     13,654,290
SUPERVALU, Inc.                                                                           5,195        143,122
Wal-Mart Stores, Inc.                                                                   331,219     17,620,851
                                                                                                   -----------
                                                                                                    36,433,035
                                                                                                   -----------

Food Products 0.4%
Archer-Daniels-Midland Co.                                                               28,326        480,976
General Mills, Inc.                                                                      88,652      3,980,475
H.J. Heinz Co.                                                                           92,330      3,325,726
Tyson Foods, Inc., Class A                                                               15,116        242,158
                                                                                                   -----------
                                                                                                     8,029,335
                                                                                                   -----------

Household Products 0.9%
Kimberly-Clark Corp.                                                                     48,119      3,108,006
Procter & Gamble Co.                                                                    283,066     15,319,532
                                                                                                   -----------
                                                                                                    18,427,538
                                                                                                   -----------

Peronal Products 0.0%
Avon Products, Inc.                                                                       9,070        396,178
                                                                                                   -----------

Tobacco 0.5%
Altria Group, Inc.                                                                      231,499     10,889,713
                                                                                                   -----------

ENERGY 5.4%
Energy Equipment & Services 0.7%
Halliburton Co.                                                                          66,806      2,250,694
Schlumberger, Ltd.                                                                      160,476     10,801,640
Transocean, Inc. *                                                                       55,362      1,980,852
                                                                                                   -----------
                                                                                                    15,033,186
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Oil & Gas 4.7%
Anadarko Petroleum Corp.                                                                      0              0
Apache Corp.                                                                            133,340      6,681,668
BP Amoco plc, ADR                                                                       190,100     10,936,453
Burlington Resources, Inc.                                                                    0              0
ChevronTexaco Corp.                                                                           0              0
ConocoPhillips                                                                                0              0
Devon Energy Corp.                                                                            0              0
Exxon Mobil Corp.                                                                       309,382     14,952,432
Marathon Oil Corp.                                                                            0              0
Occidental Petroleum Corp.                                                               60,300      3,372,579
Valero Energy Corp.                                                                           0              0
XTO Energy, Inc.                                                                              0              0
                                                                                                   -----------
                                                                                                    35,943,132
                                                                                                   -----------

FINANCIALS 12.3%
Capital Markets 1.5%
Bear Stearns Companies, Inc.                                                                  0              0
Goldman Sachs Group, Inc.                                                                60,700      5,659,668
Lehman Brothers Holdings, Inc.                                                                0              0
Merrill Lynch & Co., Inc.                                                                     0              0
Morgan Stanley                                                                          138,801      6,842,889
                                                                                                   -----------
                                                                                                    12,502,557
                                                                                                   -----------

Commercial Banks 3.2%
Bank of America Corp.                                                                   359,758     15,588,314
National City Corp.                                                                           0              0
SunTrust Banks, Inc.                                                                          0              0
U.S. Bancorp                                                                            206,367      5,964,006
Wells Fargo & Co.                                                                        91,195      5,437,958
Zions Bancorp                                                                            72,900      4,449,816
                                                                                                   -----------
                                                                                                    31,440,094
                                                                                                   -----------

Consumer Finance 1.1%
American Express Co.                                                                    138,821      7,143,729
Capital One Financial Corp.                                                              69,100      5,106,490
                                                                                                   -----------
                                                                                                    12,250,219
                                                                                                   -----------

Diversified Financial Services 2.7%
CIT Group, Inc.                                                                               0              0
Citigroup, Inc.                                                                         413,667     18,250,988
JPMorgan Chase & Co.                                                                    230,028      9,139,013
                                                                                                   -----------
                                                                                                    27,390,001
                                                                                                   -----------

Insurance 2.5%
ACE, Ltd.                                                                                     0              0
Allstate Corp.                                                                                0              0
American International Group, Inc.                                                      209,597     14,250,500
Chubb Corp.                                                                                   0              0
Hartford Financial Services Group, Inc.                                                  92,197      5,709,760
Loews Corp.                                                                                   0              0
MetLife, Inc.                                                                           102,900      3,977,085
Mitsui Sumitomo Insurance Co., Ltd.                                                           0              0
SAFECO Corp. p                                                                                0              0
                                                                                                   -----------
                                                                                                    23,937,345
                                                                                                   -----------

Real Estate 0.0%
Equity Office Properties Trust REIT                                                           0              0
                                                                                                   -----------

Thrifts & Mortgage Finance 1.3%
Countrywide Financial Corp.                                                             170,800      6,727,812
Fannie Mae                                                                                    0              0
Freddie Mac                                                                              87,800      5,728,072
Golden West Financial Corp.                                                                   0              0
Sovereign Bancorp, Inc.                                                                       0              0
Washington Mutual, Inc.                                                                       0              0
                                                                                                   -----------
                                                                                                    12,455,884
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Oil & Gas 4.7%
Anadarko Petroleum Corp.                                                                      0              0
Apache Corp.                                                                             85,240      4,271,376
BP Amoco plc, ADR                                                                             0              0
Burlington Resources, Inc.                                                              130,000      5,304,000
ChevronTexaco Corp.                                                                     154,334      8,278,476
ConocoPhillips                                                                                0              0
Devon Energy Corp.                                                                       33,171      2,355,473
Exxon Mobil Corp.                                                                       465,422     22,493,845
Marathon Oil Corp.                                                                       89,430      3,691,670
Occidental Petroleum Corp.                                                                    0              0
Valero Energy Corp.                                                                           0              0
XTO Energy, Inc.                                                                        248,314      8,065,239
                                                                                                   -----------
                                                                                                    54,460,079
                                                                                                   -----------

FINANCIALS 12.3%
Capital Markets 1.5%
Bear Stearns Companies, Inc.                                                                  0              0
Goldman Sachs Group, Inc.                                                                18,000      1,678,320
Lehman Brothers Holdings, Inc.                                                                0              0
Merrill Lynch & Co., Inc.                                                               109,546      5,446,627
Morgan Stanley                                                                          182,678      9,006,025
                                                                                                   -----------
                                                                                                    16,130,972
                                                                                                   -----------

Commercial Banks 3.2%
Bank of America Corp.                                                                   317,486     13,756,668
National City Corp.                                                                           0              0
SunTrust Banks, Inc.                                                                     47,581      3,350,178
U.S. Bancorp                                                                            183,455      5,301,850
Wells Fargo & Co.                                                                       133,247      7,945,519
Zions Bancorp                                                                            35,000      2,136,400
                                                                                                   -----------
                                                                                                    32,490,615
                                                                                                   -----------

Consumer Finance 1.1%
American Express Co.                                                                    190,403      9,798,138
Capital One Financial Corp.                                                                   0              0
                                                                                                   -----------
                                                                                                     9,798,138
                                                                                                   -----------

Diversified Financial Services 2.7%
CIT Group, Inc.                                                                               0              0
Citigroup, Inc.                                                                         345,264     15,233,048
JPMorgan Chase & Co.                                                                    258,106     10,254,551
                                                                                                   -----------
                                                                                                    25,487,599
                                                                                                   -----------

Insurance 2.5%
ACE, Ltd.                                                                                     0              0
Allstate Corp.                                                                          106,163      5,094,763
American International Group, Inc.                                                      195,129     13,266,821
Chubb Corp.                                                                                   0              0
Hartford Financial Services Group, Inc.                                                       0              0
Loews Corp.                                                                                   0              0
MetLife, Inc.                                                                                 0              0
Mitsui Sumitomo Insurance Co., Ltd.                                                     390,000      3,217,115
SAFECO Corp. p                                                                           44,079      2,012,206
                                                                                                   -----------
                                                                                                    23,590,905
                                                                                                   -----------

Real Estate 0.0%
Equity Office Properties Trust REIT                                                           0              0
                                                                                                   -----------

Thrifts & Mortgage Finance 1.3%
Countrywide Financial Corp.                                                                   0              0
Fannie Mae                                                                                    0              0
Freddie Mac                                                                                   0              0
Golden West Financial Corp.                                                                   0              0
Sovereign Bancorp, Inc.                                                                 167,085      3,645,795
Washington Mutual, Inc.                                                                 208,948      8,165,688
                                                                                                   -----------
                                                                                                    11,811,483
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Oil & Gas 4.7%
Anadarko Petroleum Corp.                                                                  6,723        446,138
Apache Corp.                                                                              4,892        245,138
BP Amoco plc, ADR                                                                             0              0
Burlington Resources, Inc.                                                                    0              0
ChevronTexaco Corp.                                                                      13,320        714,485
ConocoPhillips                                                                            9,457        783,513
Devon Energy Corp.                                                                            0              0
Exxon Mobil Corp.                                                                        26,825      1,296,452
Marathon Oil Corp.                                                                        7,003        289,084
Occidental Petroleum Corp.                                                                    0              0
Valero Energy Corp.                                                                       5,163        414,124
XTO Energy, Inc.                                                                              0              0
                                                                                                   -----------
                                                                                                     4,188,934
                                                                                                   -----------

FINANCIALS 12.3%
Capital Markets 1.5%
Bear Stearns Companies, Inc.                                                              5,506        529,512
Goldman Sachs Group, Inc.                                                                     0              0
Lehman Brothers Holdings, Inc.                                                            4,973        396,448
Merrill Lynch & Co., Inc.                                                                 7,303        363,105
Morgan Stanley                                                                                0              0
                                                                                                   -----------
                                                                                                     1,289,065
                                                                                                   -----------

Commercial Banks 3.2%
Bank of America Corp.                                                                    27,262      1,181,262
National City Corp.                                                                       8,619        332,866
SunTrust Banks, Inc.                                                                      3,160        222,496
U.S. Bancorp                                                                             17,490        505,461
Wells Fargo & Co.                                                                         2,749        163,923
Zions Bancorp                                                                                 0              0
                                                                                                   -----------
                                                                                                     2,406,008
                                                                                                   -----------

Consumer Finance 1.1%
American Express Co.                                                                          0              0
Capital One Financial Corp.                                                               5,506        406,894
                                                                                                   -----------
                                                                                                       406,894
                                                                                                   -----------

Diversified Financial Services 2.7%
CIT Group, Inc.                                                                           8,114        303,382
Citigroup, Inc.                                                                          40,326      1,779,183
JPMorgan Chase & Co.                                                                     20,901        830,397
                                                                                                   -----------
                                                                                                     2,912,962
                                                                                                   -----------

Insurance 2.5%
ACE, Ltd.                                                                                 7,541        302,092
Allstate Corp.                                                                           10,698        513,397
American International Group, Inc.                                                        9,924        674,733
Chubb Corp.                                                                               4,711        331,089
Hartford Financial Services Group, Inc.                                                       0              0
Loews Corp.                                                                               5,116        299,286
MetLife, Inc.                                                                            10,503        405,941
Mitsui Sumitomo Insurance Co., Ltd.                                                           0              0
SAFECO Corp. p                                                                                0              0
                                                                                                   -----------
                                                                                                     2,526,538
                                                                                                   -----------

Real Estate 0.0%
Equity Office Properties Trust REIT                                                       7,993        217,809
                                                                                                   -----------

Thrifts & Mortgage Finance 1.3%
Countrywide Financial Corp.                                                              14,662        577,536
Fannie Mae                                                                                6,444        408,550
Freddie Mac                                                                               3,398        221,685
Golden West Financial Corp.                                                               4,626        513,255
Sovereign Bancorp, Inc.                                                                       0              0
Washington Mutual, Inc.                                                                       0              0
                                                                                                   -----------
                                                                                                     1,721,026
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                                     Combined
                                                                                       Combined       Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
Oil & Gas 4.7%
Anadarko Petroleum Corp.                                                                  6,723        446,138
Apache Corp.                                                                            223,472     11,198,182
BP Amoco plc, ADR                                                                       190,100     10,936,453
Burlington Resources, Inc.                                                              130,000      5,304,000
ChevronTexaco Corp.                                                                     167,654      8,992,961
ConocoPhillips                                                                            9,457        783,513
Devon Energy Corp.                                                                       33,171      2,355,473
Exxon Mobil Corp.                                                                       801,629     38,742,729
Marathon Oil Corp.                                                                       96,433      3,980,754
Occidental Petroleum Corp.                                                               60,300      3,372,579
Valero Energy Corp.                                                                       5,163        414,124
XTO Energy, Inc.                                                                        248,314      8,065,239
                                                                                                   -----------
                                                                                                    94,592,145
                                                                                                   -----------

FINANCIALS 12.3%
Capital Markets 1.5%
Bear Stearns Companies, Inc.                                                              5,506        529,512
Goldman Sachs Group, Inc.                                                                78,700      7,337,988
Lehman Brothers Holdings, Inc.                                                            4,973        396,448
Merrill Lynch & Co., Inc.                                                               116,849      5,809,732
Morgan Stanley                                                                          321,479     15,848,914
                                                                                                   -----------
                                                                                                    29,922,594
                                                                                                   -----------

Commercial Banks 3.2%
Bank of America Corp.                                                                   704,506     30,526,245
National City Corp.                                                                       8,619        332,866
SunTrust Banks, Inc.                                                                     50,741      3,572,674
U.S. Bancorp                                                                            407,312     11,771,317
Wells Fargo & Co.                                                                       227,191     13,547,399
Zions Bancorp                                                                           107,900      6,586,216
                                                                                                   -----------
                                                                                                    66,336,717
                                                                                                   -----------

Consumer Finance 1.1%
American Express Co.                                                                    329,224     16,941,867
Capital One Financial Corp.                                                              74,606      5,513,384
                                                                                                   -----------
                                                                                                    22,455,251
                                                                                                   -----------

Diversified Financial Services 2.7%
CIT Group, Inc.                                                                           8,114        303,382
Citigroup, Inc.                                                                         799,257     35,263,219
JPMorgan Chase & Co.                                                                    509,035     20,223,961
                                                                                                   -----------
                                                                                                    55,790,562
                                                                                                   -----------

Insurance 2.5%
ACE, Ltd.                                                                                 7,541        302,092
Allstate Corp.                                                                          116,861      5,608,160
American International Group, Inc.                                                      414,650     28,192,054
Chubb Corp.                                                                               4,711        331,089
Hartford Financial Services Group, Inc.                                                  92,197      5,709,760
Loews Corp.                                                                               5,116        299,286
MetLife, Inc.                                                                           113,403      4,383,026
Mitsui Sumitomo Insurance Co., Ltd.                                                     390,000      3,217,115
SAFECO Corp. p                                                                           44,079      2,012,206
                                                                                                   -----------
                                                                                                    50,054,788
                                                                                                   -----------

Real Estate 0.0%
Equity Office Properties Trust REIT                                                       7,993        217,809
                                                                                                   -----------

Thrifts & Mortgage Finance 1.3%
Countrywide Financial Corp.                                                             185,462      7,305,348
Fannie Mae                                                                                6,444        408,550
Freddie Mac                                                                              91,198      5,949,757
Golden West Financial Corp.                                                               4,626        513,255
Sovereign Bancorp, Inc.                                                                 167,085      3,645,795
Washington Mutual, Inc.                                                                 208,948      8,165,688
                                                                                                   -----------
                                                                                                    25,988,393
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 8.7%
Biotechnology 0.8
Amgen, Inc. *                                                                            99,485      5,638,810
Biogen Idec, Inc. *                                                                           0              0
Genentech, Inc. *                                                                        33,904      1,777,248
Genzyme Corp. *                                                                               0              0
                                                                                                   -----------
                                                                                                     7,416,058
                                                                                                   -----------

Health Care Equipment & Supplies 2.7%
Alcon, Inc.                                                                                   0              0
Bausch & Lomb, Inc.                                                                           0              0
Baxter International, Inc.                                                                    0              0
Fisher Scientific International, Inc. *                                                       0              0
Medtronic, Inc.                                                                          67,016      3,478,130
Millipore Corp. *                                                                        97,400      4,660,590
St. Jude Medical, Inc. *                                                                 77,400      5,825,898
Stryker Corp.                                                                                 0              0
Thermo Electron Corp. *                                                                       0              0
Zimmer Holdings, Inc. *                                                                  47,600      3,762,304
                                                                                                   -----------
                                                                                                    17,726,922
                                                                                                   -----------

Health Care Providers & Services 1.6%
Aetna, Inc.                                                                              68,900      6,885,177
Anthem, Inc. *                                                                           61,896      5,400,426
Caremark Rx, Inc. *                                                                     202,600      6,497,382
CIGNA Corp.                                                                                   0              0
Medco Health Solutions, Inc. *                                                                0              0
Wellpoint Health Networks, Inc. *                                                             0              0
                                                                                                   -----------
                                                                                                    18,782,985
                                                                                                   -----------

Pharmaceuticals 3.6%
Abbott Laboratories                                                                      48,300      2,045,988
Bristol-Myers Squibb Co.                                                                      0              0
Eli Lilly & Co.                                                                               0              0
Johnson & Johnson                                                                       192,732     10,856,593
Merck & Co., Inc.                                                                       131,638      4,344,054
Pfizer, Inc.                                                                            365,688     11,190,053
Schering-Plough Corp.                                                                         0              0
Watson Pharmaceuticals, Inc. *                                                                0              0
Wyeth                                                                                   125,974      4,711,428
                                                                                                   -----------
                                                                                                    33,148,116
                                                                                                   -----------

INDUSTRIALS 8.1%
Aerospace & Defense 1.6%
Boeing Co.                                                                                    0              0
Honeywell International, Inc.                                                                 0              0
L-3 Communications Holdings, Inc.                                                             0              0
Lockheed Martin Corp.                                                                   157,838      8,804,204
Northrop Grumman Corp.                                                                        0              0
United Technologies Corp.                                                                70,300      6,564,614
                                                                                                   -----------
                                                                                                    15,368,818
                                                                                                   -----------

Air Freight & Logistics 0.0%
FedEx Corp.                                                                                   0              0
Ryder System, Inc.                                                                            0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Airlines 0.1%
Southwest Airlines Co.                                                                  150,000      2,043,000
                                                                                                   -----------

Building Products 0.9%
American Standard Companies, Inc. *                                                     134,019      5,214,679
Masco Corp.                                                                             194,500      6,716,085
                                                                                                   -----------
                                                                                                    11,930,764
                                                                                                   -----------

Commercial Services & Supplies 0.4%
Cendant Corp.                                                                           210,117      4,538,527
                                                                                                   -----------

Electrical Equipment 0.3%
Cooper Industries, Ltd., Class A                                                              0              0
                                                                                                   -----------

Industrial Conglomerates 3.3%
3M Co.                                                                                        0              0
Allete, Inc.                                                                                  0              0
General Electric Co.                                                                    672,971     22,598,366
Tyco International, Ltd.                                                                249,484      7,649,180
                                                                                                   -----------
                                                                                                    30,247,546
                                                                                                   -----------

Machinery 1.5%
Caterpillar, Inc.                                                                             0              0
Cummins, Inc.                                                                                 0              0
Deere & Co.                                                                             111,707      7,210,687
Dover Corp.                                                                             143,729      5,586,746
Eaton Corp.                                                                                   0              0
Illinois Tool Works, Inc.                                                                     0              0
Ingersoll-Rand Co., Ltd., Class A *                                                           0              0
Paccar, Inc.                                                                                  0              0
                                                                                                   -----------
                                                                                                    12,797,433
                                                                                                   -----------

Road & Rail 0.0%
Burlington Northern Santa Fe Corp.                                                            0              0
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 8.7%
Biotechnology 0.8
Amgen, Inc. *                                                                            45,000      2,550,600
Biogen Idec, Inc. *                                                                      55,000      3,364,350
Genentech, Inc. *                                                                        34,000      1,782,280
Genzyme Corp. *                                                                               0              0
                                                                                                   -----------
                                                                                                     7,697,230
                                                                                                   -----------

Health Care Equipment & Supplies 2.7%
Alcon, Inc.                                                                              23,000      1,844,600
Bausch & Lomb, Inc.                                                                           0              0
Baxter International, Inc.                                                               32,345      1,040,215
Fisher Scientific International, Inc. *                                                       0              0
Medtronic, Inc.                                                                         217,638     11,295,413
Millipore Corp. *                                                                        90,000      4,306,500
St. Jude Medical, Inc. *                                                                 74,000      5,569,980
Stryker Corp.                                                                           102,000      4,904,160
Thermo Electron Corp. *                                                                 133,310      3,602,036
Zimmer Holdings, Inc. *                                                                  55,500      4,386,720
                                                                                                   -----------
                                                                                                    36,949,624
                                                                                                   -----------

Health Care Providers & Services 1.6%
Aetna, Inc.                                                                              82,000      8,194,260
Anthem, Inc. *                                                                                0              0
Caremark Rx, Inc. *                                                                     140,000      4,489,800
CIGNA Corp.                                                                                   0              0
Medco Health Solutions, Inc. *                                                                0              0
Wellpoint Health Networks, Inc. *                                                             0              0
                                                                                                   -----------
                                                                                                    12,684,060
                                                                                                   -----------

Pharmaceuticals 3.6%
Abbott Laboratories                                                                      78,625      3,330,555
Bristol-Myers Squibb Co.                                                                      0              0
Eli Lilly & Co.                                                                          30,000      1,801,500
Johnson & Johnson                                                                             0              0
Merck & Co., Inc.                                                                       171,778      5,668,674
Pfizer, Inc.                                                                            484,701     14,831,851
Schering-Plough Corp.                                                                   140,000      2,668,400
Watson Pharmaceuticals, Inc. *                                                                0              0
Wyeth                                                                                   201,723      7,544,440
                                                                                                   -----------
                                                                                                    35,845,420
                                                                                                   -----------

INDUSTRIALS 8.1%
Aerospace & Defense 1.6%
Boeing Co.                                                                               42,000      2,168,040
Honeywell International, Inc.                                                           103,141      3,698,636
L-3 Communications Holdings, Inc.                                                             0              0
Lockheed Martin Corp.                                                                   116,000      6,470,480
Northrop Grumman Corp.                                                                   85,835      4,577,581
United Technologies Corp.                                                                     0              0
                                                                                                   -----------
                                                                                                    16,914,737
                                                                                                   -----------

Air Freight & Logistics 0.0%
FedEx Corp.                                                                                   0              0
Ryder System, Inc.                                                                            0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Airlines 0.1%
Southwest Airlines Co.                                                                        0              0
                                                                                                   -----------

Building Products 0.9%
American Standard Companies, Inc. *                                                           0              0
Masco Corp.                                                                             135,000      4,661,550
                                                                                                   -----------
                                                                                                     4,661,550
                                                                                                   -----------

Commercial Services & Supplies 0.4%
Cendant Corp.                                                                           145,000      3,132,000
                                                                                                   -----------

Electrical Equipment 0.3%
Cooper Industries, Ltd., Class A                                                        105,000      6,195,000
                                                                                                   -----------

Industrial Conglomerates 3.3%
3M Co.                                                                                        0              0
Allete, Inc.                                                                             69,865      2,270,612
General Electric Co.                                                                    629,184     21,127,999
Tyco International, Ltd.                                                                369,247     11,321,113
                                                                                                   -----------
                                                                                                    34,719,724
                                                                                                   -----------

Machinery 1.5%
Caterpillar, Inc.                                                                             0              0
Cummins, Inc.                                                                                 0              0
Deere & Co.                                                                             127,751      8,246,327
Dover Corp.                                                                                   0              0
Eaton Corp.                                                                                   0              0
Illinois Tool Works, Inc.                                                                35,350      3,293,559
Ingersoll-Rand Co., Ltd., Class A *                                                      55,543      3,775,258
Paccar, Inc.                                                                                  0              0
                                                                                                   -----------
                                                                                                    15,315,144
                                                                                                   -----------

Road & Rail 0.0%
Burlington Northern Santa Fe Corp.                                                            0              0
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 8.7%
Biotechnology 0.8
Amgen, Inc. *                                                                             6,815        386,274
Biogen Idec, Inc. *                                                                           0              0
Genentech, Inc. *                                                                             0              0
Genzyme Corp. *                                                                           6,432        349,965
                                                                                                   -----------
                                                                                                       736,239
                                                                                                   -----------

Health Care Equipment & Supplies 2.7%
Alcon, Inc.                                                                                   0              0
Bausch & Lomb, Inc.                                                                       4,895        325,273
Baxter International, Inc.                                                                    0              0
Fisher Scientific International, Inc. *                                                   4,762        277,767
Medtronic, Inc.                                                                               0              0
Millipore Corp. *                                                                             0              0
St. Jude Medical, Inc. *                                                                      0              0
Stryker Corp.                                                                                 0              0
Thermo Electron Corp. *                                                                       0              0
Zimmer Holdings, Inc. *                                                                       0              0
                                                                                                   -----------
                                                                                                       603,040
                                                                                                   -----------

Health Care Providers & Services 1.6%
Aetna, Inc.                                                                               7,200        719,496
Anthem, Inc. *                                                                            2,535        221,179
Caremark Rx, Inc. *                                                                           0              0
CIGNA Corp.                                                                               3,303        229,988
Medco Health Solutions, Inc. *                                                            8,567        264,720
Wellpoint Health Networks, Inc. *                                                         2,716        285,425
                                                                                                   -----------
                                                                                                     1,720,808
                                                                                                   -----------

Pharmaceuticals 3.6%
Abbott Laboratories                                                                           0              0
Bristol-Myers Squibb Co.                                                                 14,458        342,221
Eli Lilly & Co.                                                                               0              0
Johnson & Johnson                                                                        24,371      1,372,818
Merck & Co., Inc.                                                                         9,653        318,549
Pfizer, Inc.                                                                             50,150      1,534,590
Schering-Plough Corp.                                                                         0              0
Watson Pharmaceuticals, Inc. *                                                            4,733        139,434
Wyeth                                                                                     7,124        266,438
                                                                                                   -----------
                                                                                                     3,974,050
                                                                                                   -----------

INDUSTRIALS 8.1%
Aerospace & Defense 1.6%
Boeing Co.                                                                                    0              0
Honeywell International, Inc.                                                                 0              0
L-3 Communications Holdings, Inc.                                                         4,966        332,722
Lockheed Martin Corp.                                                                     8,071        430,427
Northrop Grumman Corp.                                                                        0              0
United Technologies Corp.                                                                     0              0
                                                                                                   -----------
                                                                                                       763,149
                                                                                                   -----------

Air Freight & Logistics 0.0%
FedEx Corp.                                                                               4,919        421,509
Ryder System, Inc.                                                                        8,355        393,019
                                                                                                   -----------
                                                                                                       814,528
                                                                                                   -----------

Airlines 0.1%
Southwest Airlines Co.                                                                        0              0
                                                                                                   -----------

Building Products 0.9%
American Standard Companies, Inc. *                                                       4,457        173,422
Masco Corp.                                                                              11,080        382,592
                                                                                                   -----------
                                                                                                       556,014
                                                                                                   -----------

Commercial Services & Supplies 0.4%
Cendant Corp.                                                                            19,829        428,306
                                                                                                   -----------

Electrical Equipment 0.3%
Cooper Industries, Ltd., Class A                                                              0              0
                                                                                                   -----------

Industrial Conglomerates 3.3%
3M Co.                                                                                    2,325        185,930
Allete, Inc.                                                                                  0              0
General Electric Co.                                                                     43,340      1,455,357
Tyco International, Ltd.                                                                 13,493        413,696
                                                                                                   -----------
                                                                                                     2,054,983
                                                                                                   -----------

Machinery 1.5%
Caterpillar, Inc.                                                                         7,953        639,819
Cummins, Inc.                                                                             2,664        196,843
Deere & Co.                                                                                   0              0
Dover Corp.                                                                                   0              0
Eaton Corp.                                                                               6,620        419,774
Illinois Tool Works, Inc.                                                                     0              0
Ingersoll-Rand Co., Ltd., Class A *                                                           0              0
Paccar, Inc.                                                                              7,831        541,279
                                                                                                   -----------
                                                                                                     1,797,715
                                                                                                   -----------

Road & Rail 0.0%
Burlington Northern Santa Fe Corp.                                                        4,810        184,271
                                                                                                   -----------


                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                                     Combined
                                                                                       Combined       Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE 8.7%
Biotechnology 0.8
Amgen, Inc. *                                                                           151,300      8,575,684
Biogen Idec, Inc. *                                                                      55,000      3,364,350
Genentech, Inc. *                                                                        67,904      3,559,528
Genzyme Corp. *                                                                           6,432        349,965
                                                                                                   -----------
                                                                                                    15,849,527
                                                                                                   -----------

Health Care Equipment & Supplies 2.7%
Alcon, Inc.                                                                              23,000      1,844,600
Bausch & Lomb, Inc.                                                                       4,895        325,273
Baxter International, Inc.                                                               32,345      1,040,215
Fisher Scientific International, Inc. *                                                   4,762        277,767
Medtronic, Inc.                                                                         284,654     14,773,543
Millipore Corp. *                                                                       187,400      8,967,090
St. Jude Medical, Inc. *                                                                151,400     11,395,878
Stryker Corp.                                                                           102,000      4,904,160
Thermo Electron Corp. *                                                                 133,310      3,602,036
Zimmer Holdings, Inc. *                                                                 103,100      8,149,024
                                                                                                   -----------
                                                                                                    55,279,586
                                                                                                   -----------

Health Care Providers & Services 1.6%
Aetna, Inc.                                                                             158,100     15,798,933
Anthem, Inc. *                                                                           64,431      5,621,605
Caremark Rx, Inc. *                                                                     342,600     10,987,182
CIGNA Corp.                                                                               3,303        229,988
Medco Health Solutions, Inc. *                                                            8,567        264,720
Wellpoint Health Networks, Inc. *                                                         2,716        285,425
                                                                                                   -----------
                                                                                                    33,187,853
                                                                                                   -----------

Pharmaceuticals 3.6%
Abbott Laboratories                                                                     126,925      5,376,543
Bristol-Myers Squibb Co.                                                                 14,458        342,221
Eli Lilly & Co.                                                                          30,000      1,801,500
Johnson & Johnson                                                                       217,103     12,229,411
Merck & Co., Inc.                                                                       313,069     10,331,277
Pfizer, Inc.                                                                            900,539     27,556,494
Schering-Plough Corp.                                                                   140,000      2,668,400
Watson Pharmaceuticals, Inc. *                                                            4,733        139,434
Wyeth                                                                                   334,821     12,522,306
                                                                                                   -----------
                                                                                                    72,967,586
                                                                                                   -----------

INDUSTRIALS 8.1%
Aerospace & Defense 1.6%
Boeing Co.                                                                               42,000      2,168,040
Honeywell International, Inc.                                                           103,141      3,698,636
L-3 Communications Holdings, Inc.                                                         4,966        332,722
Lockheed Martin Corp.                                                                   281,909     15,705,111
Northrop Grumman Corp.                                                                   85,835      4,577,581
United Technologies Corp.                                                                70,300      6,564,614
                                                                                                   -----------
                                                                                                    33,046,704
                                                                                                   -----------

Air Freight & Logistics 0.0%
FedEx Corp.                                                                               4,919        421,509
Ryder System, Inc.                                                                        8,355        393,019
                                                                                                   -----------
                                                                                                       814,528
                                                                                                   -----------

Airlines 0.1%
Southwest Airlines Co.                                                                  150,000      2,043,000
                                                                                                   -----------

Building Products 0.9%
American Standard Companies, Inc. *                                                     138,476      5,388,101
Masco Corp.                                                                             340,580     11,760,227
                                                                                                   -----------
                                                                                                    17,148,328
                                                                                                   -----------

Commercial Services & Supplies 0.4%
Cendant Corp.                                                                           374,946      8,098,833
                                                                                                   -----------

Electrical Equipment 0.3%
Cooper Industries, Ltd., Class A                                                        105,000      6,195,000
                                                                                                   -----------

Industrial Conglomerates 3.3%
3M Co.                                                                                    2,325        185,930
Allete, Inc.                                                                             69,865      2,270,612
General Electric Co.                                                                  1,345,495     45,181,722
Tyco International, Ltd.                                                                632,224     19,383,989
                                                                                                   -----------
                                                                                                    67,022,253
                                                                                                   -----------

Machinery 1.5%
Caterpillar, Inc.                                                                         7,953        639,819
Cummins, Inc.                                                                             2,664        196,843
Deere & Co.                                                                             239,458     15,457,014
Dover Corp.                                                                             143,729      5,586,746
Eaton Corp.                                                                               6,620        419,774
Illinois Tool Works, Inc.                                                                35,350      3,293,559
Ingersoll-Rand Co., Ltd., Class A *                                                      55,543      3,775,258
Paccar, Inc.                                                                              7,831        541,279
                                                                                                   -----------
                                                                                                    29,910,292
                                                                                                   -----------

Road & Rail 0.0%
Burlington Northern Santa Fe Corp.                                                        4,810        184,271
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                            Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 10.0%
Communications Equipment 1.9%
Cisco Systems, Inc. *                                                                   311,952      5,646,331
Corning, Inc.                                                                           225,653      2,500,236
Motorola, Inc.                                                                                0              0
QUALCOMM, Inc.                                                                          129,900      5,071,296
                                                                                                   -----------
                                                                                                    13,217,863
                                                                                                   -----------

Computers & Peripherals 2.2%
Dell, Inc. *                                                                            232,961      8,293,411
Hewlett-Packard Co.                                                                     177,408      3,326,400
International Business Machines Corp.                                                    68,282      5,854,499
Lexmark International, Inc., Class A *                                                   42,900      3,604,029
SanDisk Corp. *                                                                               0              0
                                                                                                   -----------
                                                                                                    21,078,339
                                                                                                   -----------

Electronic Equipment & Instruments 0.0%
Agilent Technologies, Inc. *                                                                  0              0
Ingram Micro, Inc., Class A                                                                   0              0
Jabil Circuit, Inc. *                                                                         0              0
Sanmina-SCI Corp. *                                                                           0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Internet Software & Services 0.2%
Yahoo!, Inc. *                                                                                0              0
                                                                                                   -----------

IT Services 1.2%
Accenture, Ltd., Class A *                                                              271,090      7,332,985
Affiliated Computer Services, Inc., Class A *                                                 0              0
Cognizant Technology Solutions Corp., Class A *                                          91,400      2,788,614
Computer Sciences Corp. *                                                                     0              0
First Data Corp.                                                                              0              0
Fiserv, Inc. *                                                                                0              0
                                                                                                   -----------
                                                                                                    10,121,599
                                                                                                   -----------

Office Electronics 0.0%
Xerox Corp. *                                                                                 0              0
                                                                                                   -----------

Semiconductors & Semiconductor Services 1.2%
Altera Corp. *                                                                          187,675      3,672,800
Applied Materials, Inc. *                                                                     0              0
Intel Corp.                                                                             260,083      5,217,265
Maxim Integrated Products, Inc.                                                               0              0
National Semiconductor Corp. *                                                                0              0
Texas Instruments, Inc.                                                                 222,459      4,733,927
                                                                                                   -----------
                                                                                                    13,623,992
                                                                                                   -----------

Software 3.3%
Adobe Systems, Inc.                                                                           0              0
Citrix Systems, Inc. *                                                                  171,700      3,008,184
Electronic Arts, Inc. *                                                                       0              0
Intuit, Inc. *                                                                           92,600      4,204,040
Microsoft Corp.                                                                         715,702     19,789,160
Oracle Corp. *                                                                          989,696     11,163,771
Symantec Corp. *                                                                              0              0
                                                                                                   -----------
                                                                                                    38,165,155
                                                                                                   -----------

MATERIALS 2.3%
Chemicals 1.3%
Air Products & Chemicals, Inc.                                                          126,227      6,864,224
Dow Chemical Co.                                                                              0              0
Eastman Chemical Co.                                                                          0              0
Monsanto Co.                                                                                  0              0
PPG Industries, Inc.                                                                    100,179      6,138,969
                                                                                                   -----------
                                                                                                    13,003,193
                                                                                                   -----------

Containers & Packaging 0.0%
Ball Corp.                                                                                    0              0
Temple-Inland, Inc.                                                                           0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Metals & Mining 0.8%
Alcoa, Inc.                                                                             167,971      5,642,147
Freeport-McMoRan Copper & Gold, Inc., Class B p                                               0              0
Nucor Corp.                                                                                   0              0
Peabody Energy Corp. p                                                                        0              0
Phelps Dodge Corp.                                                                            0              0
                                                                                                   -----------
                                                                                                     5,642,147
                                                                                                   -----------

Paper & Forest Products 0.2%
Georgia-Pacific Corp.                                                                         0              0
Weyerhaeuser Co.                                                                         52,400      3,483,552
                                                                                                   -----------
                                                                                                     3,483,552
                                                                                                   -----------

                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 10.0%
Communications Equipment 1.9%
Cisco Systems, Inc. *                                                                   285,000      5,158,500
Corning, Inc.                                                                           610,000      6,758,800
Motorola, Inc.                                                                          222,000      4,004,880
QUALCOMM, Inc.                                                                          220,000      8,588,800
                                                                                                   -----------
                                                                                                    24,510,980
                                                                                                   -----------

Computers & Peripherals 2.2%
Dell, Inc. *                                                                            133,000      4,734,800
Hewlett-Packard Co.                                                                     216,478      4,058,962
International Business Machines Corp.                                                    79,367      6,804,927
Lexmark International, Inc., Class A *                                                   74,000      6,216,740
SanDisk Corp. *                                                                               0              0
                                                                                                   -----------
                                                                                                    21,815,429
                                                                                                   -----------

Electronic Equipment & Instruments 0.0%
Agilent Technologies, Inc. *                                                                  0              0
Ingram Micro, Inc., Class A                                                              10,614        170,885
Jabil Circuit, Inc. *                                                                         0              0
Sanmina-SCI Corp. *                                                                           0              0
                                                                                                   -----------
                                                                                                       170,885
                                                                                                   -----------

Internet Software & Services 0.2%
Yahoo!, Inc. *                                                                          130,000      4,408,300
                                                                                                   -----------

IT Services 1.2%
Accenture, Ltd., Class A *                                                              135,000      3,651,750
Affiliated Computer Services, Inc., Class A *                                            55,000      3,061,850
Cognizant Technology Solutions Corp., Class A *                                          82,500      2,517,075
Computer Sciences Corp. *                                                                     0              0
First Data Corp.                                                                         91,745      3,990,908
Fiserv, Inc. *                                                                                0              0
                                                                                                   -----------
                                                                                                    13,221,583
                                                                                                   -----------

Office Electronics 0.0%
Xerox Corp. *                                                                                 0              0
                                                                                                   -----------

Semiconductors & Semiconductor Services 1.2%
Altera Corp. *                                                                                0              0
Applied Materials, Inc. *                                                                     0              0
Intel Corp.                                                                             412,889      8,282,553
Maxim Integrated Products, Inc.                                                               0              0
National Semiconductor Corp. *                                                                0              0
Texas Instruments, Inc.                                                                       0              0
                                                                                                   -----------
                                                                                                     8,282,553
                                                                                                   -----------

Software 3.3%
Adobe Systems, Inc.                                                                           0              0
Citrix Systems, Inc. *                                                                        0              0
Electronic Arts, Inc. *                                                                       0              0
Intuit, Inc. *                                                                           75,000      3,405,000
Microsoft Corp.                                                                         695,978     19,243,792
Oracle Corp. *                                                                          291,900      3,292,632
Symantec Corp. *                                                                              0              0
                                                                                                   -----------
                                                                                                    25,941,424
                                                                                                   -----------

MATERIALS 2.3%
Chemicals 1.3%
Air Products & Chemicals, Inc.                                                           70,000      3,806,600
Dow Chemical Co.                                                                         42,395      1,915,406
Eastman Chemical Co.                                                                          0              0
Monsanto Co.                                                                             93,164      3,393,033
PPG Industries, Inc.                                                                     55,000      3,370,400
                                                                                                   -----------
                                                                                                    12,485,439
                                                                                                   -----------

Containers & Packaging 0.0%
Ball Corp.                                                                                    0              0
Temple-Inland, Inc.                                                                           0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

Metals & Mining 0.8%
Alcoa, Inc.                                                                                   0              0
Freeport-McMoRan Copper & Gold, Inc., Class B p                                         107,524      4,354,722
Nucor Corp.                                                                                   0              0
Peabody Energy Corp. p                                                                   48,207      2,868,316
Phelps Dodge Corp.                                                                       38,028      3,499,717
                                                                                                   -----------
                                                                                                    10,722,755
                                                                                                   -----------

Paper & Forest Products 0.2%
Georgia-Pacific Corp.                                                                         0              0
Weyerhaeuser Co.                                                                              0              0
                                                                                                   -----------
                                                                                                             0
                                                                                                   -----------

                                                                                           Tax Strategic
                                                                                          Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 10.0%
Communications Equipment 1.9%
Cisco Systems, Inc. *                                                                    35,636        645,011
Corning, Inc.                                                                                 0              0
Motorola, Inc.                                                                           19,394        349,868
QUALCOMM, Inc.                                                                           13,540        528,602
                                                                                                   -----------
                                                                                                     1,523,481
                                                                                                   -----------

Computers & Peripherals 2.2%
Dell, Inc. *                                                                             12,396        441,298
Hewlett-Packard Co.                                                                      15,607        292,631
International Business Machines Corp.                                                    10,839        929,336
Lexmark International, Inc., Class A *                                                    1,222        102,660
SanDisk Corp. *                                                                           3,831        111,559
                                                                                                   -----------
                                                                                                     1,877,484
                                                                                                   -----------

Electronic Equipment & Instruments 0.0%
Agilent Technologies, Inc. *                                                              5,104        110,093
Ingram Micro, Inc., Class A                                                                   0              0
Jabil Circuit, Inc. *                                                                     4,506        103,638
Sanmina-SCI Corp. *                                                                      13,261         93,490
                                                                                                   -----------
                                                                                                       307,221
                                                                                                   -----------

Internet Software & Services 0.2%
Yahoo!, Inc. *                                                                            5,896        199,933
                                                                                                   -----------

IT Services 1.2%
Accenture, Ltd., Class A *                                                                    0              0
Affiliated Computer Services, Inc., Class A *                                             3,352        186,606
Cognizant Technology Solutions Corp., Class A *                                               0              0
Computer Sciences Corp. *                                                                 3,110        146,481
First Data Corp.                                                                              0              0
Fiserv, Inc. *                                                                            5,120        178,483
                                                                                                   -----------
                                                                                                       511,570
                                                                                                   -----------

Office Electronics 0.0%
Xerox Corp. *                                                                            10,458        147,249
                                                                                                   -----------

Semiconductors & Semiconductor Services 1.2%
Altera Corp. *                                                                                0              0
Applied Materials, Inc. *                                                                 6,568        108,306
Intel Corp.                                                                              45,367        910,062
Maxim Integrated Products, Inc.                                                           1,857         78,532
National Semiconductor Corp. *                                                           10,534        163,172
Texas Instruments, Inc.                                                                  14,432        307,113
                                                                                                   -----------
                                                                                                     1,567,185
                                                                                                   -----------

Software 3.3%
Adobe Systems, Inc.                                                                       5,029        248,785
Citrix Systems, Inc. *                                                                        0              0
Electronic Arts, Inc. *                                                                   5,660        260,303
Intuit, Inc. *                                                                                0              0
Microsoft Corp.                                                                          53,724      1,485,469
Oracle Corp. *                                                                           28,617        322,800
Symantec Corp. *                                                                          5,937        325,822
                                                                                                   -----------
                                                                                                     2,643,179
                                                                                                   -----------

MATERIALS 2.3%
Chemicals 1.3%
Air Products & Chemicals, Inc.                                                                0              0
Dow Chemical Co.                                                                              0              0
Eastman Chemical Co.                                                                      6,005        285,538
Monsanto Co.                                                                                  0              0
PPG Industries, Inc.                                                                          0              0
                                                                                                   -----------
                                                                                                       285,538
                                                                                                   -----------

Containers & Packaging 0.0%
Ball Corp.                                                                                7,934        296,970
Temple-Inland, Inc.                                                                       3,959        265,847
                                                                                                   -----------
                                                                                                       562,817
                                                                                                   -----------

Metals & Mining 0.8%
Alcoa, Inc.                                                                                   0              0
Freeport-McMoRan Copper & Gold, Inc., Class B p                                               0              0
Nucor Corp.                                                                               4,903        447,987
Peabody Energy Corp. p                                                                        0              0
Phelps Dodge Corp.                                                                            0              0
                                                                                                   -----------
                                                                                                       447,987
                                                                                                   -----------

Paper & Forest Products 0.2%
Georgia-Pacific Corp.                                                                    12,433        446,966
Weyerhaeuser Co.                                                                              0              0
                                                                                                   -----------
                                                                                                       446,966
                                                                                                   -----------

                                                                                       Balanced Fund Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                                     Combined
                                                                                       Combined       Market
                                                                                        Shares        Value
--------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 10.0%
Communications Equipment 1.9%
Cisco Systems, Inc. *                                                                   632,588     11,449,842
Corning, Inc.                                                                           835,653      9,259,036
Motorola, Inc.                                                                          241,394      4,354,748
QUALCOMM, Inc.                                                                          363,440     14,188,698
                                                                                                   -----------
                                                                                                    39,252,324
                                                                                                   -----------

Computers & Peripherals 2.2%
Dell, Inc. *                                                                            378,357     13,469,509
Hewlett-Packard Co.                                                                     409,493      7,677,993
International Business Machines Corp.                                                   158,488     13,588,762
Lexmark International, Inc., Class A *                                                  118,122      9,923,429
SanDisk Corp. *                                                                           3,831        111,559
                                                                                                   -----------
                                                                                                    44,771,252
                                                                                                   -----------

Electronic Equipment & Instruments 0.0%
Agilent Technologies, Inc. *                                                              5,104        110,093
Ingram Micro, Inc., Class A                                                              10,614        170,885
Jabil Circuit, Inc. *                                                                     4,506        103,638
Sanmina-SCI Corp. *                                                                      13,261         93,490
                                                                                                   -----------
                                                                                                       478,106
                                                                                                   -----------

Internet Software & Services 0.2%
Yahoo!, Inc. *                                                                          135,896      4,608,233
                                                                                                   -----------

IT Services 1.2%
Accenture, Ltd., Class A *                                                              406,090     10,984,735
Affiliated Computer Services, Inc., Class A *                                            58,352      3,248,456
Cognizant Technology Solutions Corp., Class A *                                         173,900      5,305,689
Computer Sciences Corp. *                                                                 3,110        146,481
First Data Corp.                                                                         91,745      3,990,908
Fiserv, Inc. *                                                                            5,120        178,483
                                                                                                   -----------
                                                                                                    23,854,752
                                                                                                   -----------

Office Electronics 0.0%
Xerox Corp. *                                                                            10,458        147,249
                                                                                                   -----------

Semiconductors & Semiconductor Services 1.2%
Altera Corp. *                                                                          187,675      3,672,800
Applied Materials, Inc. *                                                                 6,568        108,306
Intel Corp.                                                                             718,339     14,409,880
Maxim Integrated Products, Inc.                                                           1,857         78,532
National Semiconductor Corp. *                                                           10,534        163,172
Texas Instruments, Inc.                                                                 236,891      5,041,040
                                                                                                   -----------
                                                                                                    23,473,730
                                                                                                   -----------

Software 3.3%
Adobe Systems, Inc.                                                                       5,029        248,785
Citrix Systems, Inc. *                                                                  171,700      3,008,184
Electronic Arts, Inc. *                                                                   5,660        260,303
Intuit, Inc. *                                                                          167,600      7,609,040
Microsoft Corp.                                                                       1,465,404     40,518,421
Oracle Corp. *                                                                        1,310,213     14,779,203
Symantec Corp. *                                                                          5,937        325,822
                                                                                                   -----------
                                                                                                    66,749,758
                                                                                                   -----------

MATERIALS 2.3%
Chemicals 1.3%
Air Products & Chemicals, Inc.                                                          196,227     10,670,824
Dow Chemical Co.                                                                         42,395      1,915,406
Eastman Chemical Co.                                                                      6,005        285,538
Monsanto Co.                                                                             93,164      3,393,033
PPG Industries, Inc.                                                                    155,179      9,509,369
                                                                                                   -----------
                                                                                                    25,774,170
                                                                                                   -----------

Containers & Packaging 0.0%
Ball Corp.                                                                                7,934        296,970
Temple-Inland, Inc.                                                                       3,959        265,847
                                                                                                   -----------
                                                                                                       562,817
                                                                                                   -----------

Metals & Mining 0.8%
Alcoa, Inc.                                                                             167,971      5,642,147
Freeport-McMoRan Copper & Gold, Inc., Class B p                                         107,524      4,354,722
Nucor Corp.                                                                               4,903        447,987
Peabody Energy Corp. p                                                                   48,207      2,868,316
Phelps Dodge Corp.                                                                       38,028      3,499,717
                                                                                                   -----------
                                                                                                    16,812,889
                                                                                                   -----------

Paper & Forest Products 0.2%
Georgia-Pacific Corp.                                                                    12,433        446,966
Weyerhaeuser Co.                                                                         52,400      3,483,552
                                                                                                   -----------
                                                                                                     3,930,518
                                                                                                   -----------

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2004

                                                                                          Balanced Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                    Market
                                                                                      Shares        Value
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.3%
ALLTEL Corp.                                                                                0                0
BellSouth Corp.                                                                             0                0
CenturyTel, Inc.                                                                            0                0
SBC Communications, Inc.                                                                    0                0
Verizon Communications, Inc.                                                          256,759       10,111,169
                                                                                                --------------
                                                                                                    10,111,169
                                                                                                --------------

Wireless Telecommunication Services 0.2%
Nextel Communications, Inc., Class A *                                                      0                0
                                                                                                --------------

UTILITIES 1.0%
Electric Utilities 0.8%
CenterPoint Energy, Inc.                                                                    0                0
Edison International                                                                        0                0
Entergy Corp.                                                                               0                0
Exelon Corp.                                                                                0                0
PG&E Corp. *                                                                                0                0
TXU Corp.                                                                                   0                0
                                                                                                --------------
                                                                                                             0
                                                                                                --------------

Gas Utilities 0.0%
NiSource, Inc.                                                                              0                0
                                                                                                --------------

Multi-Utilities & Unregulated Power 0.2%
ONEOK, Inc.                                                                           155,470        4,045,329
Sempra Energy                                                                               0                0
                                                                                                --------------
                                                                                                     4,045,329
                                                                                                --------------
           Total Common Stocks (cost $493,940,161, $552,083,743,
              $43,173,502 and $1,089,197,406, respectively)                                        559,845,763
                                                                                                --------------

SHORT-TERM INVESTMENTS 6.3%
MUTUAL FUND SHARES 6.3%
Evergreen Institutional U.S. Government Money Market Fund |o|                      63,908,730       63,908,730
Navigator Prime Portfolio pp                                                                0                0
                                                                                                --------------
           Total Short-Term Investments (cost $63,908,730, $64,883,579,
              $0 and $128,792,309, respectively)                                                    63,908,730
                                                                                                --------------

Total Investments (cost $842,835,283, $987,460,230, $90,630,561 and
     $1,920,926,074, respectively) 103.1%                                                          916,831,230
Other Assets and Liabilities (3.1%)                                                                (23,255,234)
                                                                                                --------------
Net Assets 100.0%                                                                               $  893,575,996
                                                                                                ==============

                                                                                         Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                    Principal       Market
                                                                                      Amount        Value
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.3%
ALLTEL Corp.                                                                           59,976        3,293,282
BellSouth Corp.                                                                             0                0
CenturyTel, Inc.                                                                            0                0
SBC Communications, Inc.                                                                    0                0
Verizon Communications, Inc.                                                          272,294       10,722,938
                                                                                                --------------
                                                                                                    14,016,220
                                                                                                --------------

Wireless Telecommunication Services 0.2%
Nextel Communications, Inc., Class A *                                                181,117        4,317,829
                                                                                                --------------

UTILITIES 1.0%
Electric Utilities 0.8%
CenterPoint Energy, Inc.                                                                    0                0
Edison International                                                                        0                0
Entergy Corp.                                                                          91,620        5,553,088
Exelon Corp.                                                                          118,783        4,358,149
PG&E Corp. *                                                                          153,448        4,664,819
TXU Corp.                                                                                   0                0
                                                                                                --------------
                                                                                                    14,576,056
                                                                                                --------------

Gas Utilities 0.0%
NiSource, Inc.                                                                              0                0
                                                                                                --------------

Multi-Utilities & Unregulated Power 0.2%
ONEOK, Inc.                                                                                 0                0
Sempra Energy                                                                               0                0
                                                                                                --------------
                                                                                                             0
                                                                                                --------------
           Total Common Stocks (cost $493,940,161, $552,083,743,
              $43,173,502 and $1,089,197,406, respectively)                                        630,640,484
                                                                                                --------------

SHORT-TERM INVESTMENTS 6.3%
MUTUAL FUND SHARES 6.3%
Evergreen Institutional U.S. Government Money Market Fund |o|                      45,829,244       45,829,244
Navigator Prime Portfolio pp                                                       19,054,335       19,054,335
                                                                                                --------------
           Total Short-Term Investments (cost $63,908,730, $64,883,579,
              $0 and $128,792,309, respectively)                                                    64,883,579
                                                                                                --------------
Total Investments (cost $842,835,283, $987,460,230, $90,630,561 and
     $1,920,926,074, respectively) 103.1%                                                        1,074,772,224
Other Assets and Liabilities (3.1%)                                                                (40,956,994)
                                                                                                --------------
Net Assets 100.0%                                                                           0   $1,033,815,230
                                                                                                ==============

                                                                                          Tax Strategic
                                                                                         Foundation Fund
--------------------------------------------------------------------------------------------------------------
                                                                                                    Market
                                                                                      Shares        Value
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.3%
ALLTEL Corp.                                                                                0                0
BellSouth Corp.                                                                         8,510          230,791
CenturyTel, Inc.                                                                        8,786          300,833
SBC Communications, Inc.                                                               13,396          347,626
Verizon Communications, Inc.                                                           22,198          874,157
                                                                                                --------------
                                                                                                     1,753,407
                                                                                                --------------

Wireless Telecommunication Services 0.2%
Nextel Communications, Inc., Class A *                                                  9,238          220,234
                                                                                                --------------

UTILITIES 1.0%
Electric Utilities 0.8%
CenterPoint Energy, Inc.                                                               30,653          317,565
Edison International                                                                   10,614          281,377
Entergy Corp.                                                                               0                0
Exelon Corp.                                                                                0                0
PG&E Corp. *                                                                                0                0
TXU Corp.                                                                               5,526          264,806
                                                                                                --------------
                                                                                                       863,748
                                                                                                --------------

Gas Utilities 0.0%
NiSource, Inc.                                                                          8,615          181,001
                                                                                                --------------

Multi-Utilities & Unregulated Power 0.2%
ONEOK, Inc.                                                                                 0                0
Sempra Energy                                                                          12,025          435,185
                                                                                                --------------
                                                                                                       435,185
                                                                                                --------------
           Total Common Stocks (cost $493,940,161, $552,083,743,
              $43,173,502 and $1,089,197,406, respectively)                                         55,210,330
                                                                                                --------------

SHORT-TERM INVESTMENTS 6.3%
MUTUAL FUND SHARES 6.3%
Evergreen Institutional U.S. Government Money Market Fund |o|                               0                0
Navigator Prime Portfolio pp                                                                0                0
                                                                                                --------------
           Total Short-Term Investments (cost $63,908,730, $64,883,579,
              $0 and $128,792,309, respectively)                                                             0
                                                                                                --------------
Total Investments (cost $842,835,283, $987,460,230, $90,630,561 and
     $1,920,926,074, respectively) 103.1%                                                          108,722,500
Other Assets and Liabilities (3.1%)                                                                    390,311
                                                                                                --------------
Net Assets 100.0%                                                                               $  109,112,811
                                                                                                ==============

                                                                                          Balanced Fund
                                                                                            Pro Forma
--------------------------------------------------------------------------------------------------------------
                                                                                                   Combined
                                                                                     Combined       Market
                                                                                      Shares        Value
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.3%
ALLTEL Corp.                                                                           59,976        3,293,282
BellSouth Corp.                                                                         8,510          230,791
CenturyTel, Inc.                                                                        8,786          300,833
SBC Communications, Inc.                                                               13,396          347,626
Verizon Communications, Inc.                                                          551,251       21,708,264
                                                                                                --------------
                                                                                                    25,880,796
                                                                                                --------------

Wireless Telecommunication Services 0.2%
Nextel Communications, Inc., Class A *                                                190,355        4,538,063
                                                                                                --------------

UTILITIES 1.0%
Electric Utilities 0.8%
CenterPoint Energy, Inc.                                                               30,653          317,565
Edison International                                                                   10,614          281,377
Entergy Corp.                                                                          91,620        5,553,088
Exelon Corp.                                                                          118,783        4,358,149
PG&E Corp. *                                                                          153,448        4,664,819
TXU Corp.                                                                               5,526          264,806
                                                                                                --------------
                                                                                                    15,439,804
                                                                                                --------------

Gas Utilities 0.0%
NiSource, Inc.                                                                          8,615          181,001
                                                                                                --------------

Multi-Utilities & Unregulated Power 0.2%
ONEOK, Inc.                                                                           155,470        4,045,329
Sempra Energy                                                                          12,025          435,185
                                                                                                --------------
                                                                                                     4,480,514
                                                                                                --------------
           Total Common Stocks (cost $493,940,161, $552,083,743,
              $43,173,502 and $1,089,197,406, respectively)                                      1,245,696,577
                                                                                                --------------

SHORT-TERM INVESTMENTS 6.3%
MUTUAL FUND SHARES 6.3%
Evergreen Institutional U.S. Government Money Market Fund |o|                     109,737,974      109,737,974
Navigator Prime Portfolio pp                                                       19,054,335       19,054,335
                                                                                                --------------
           Total Short-Term Investments (cost $63,908,730, $64,883,579,
              $0 and $128,792,309, respectively)                                                   128,792,309
                                                                                                --------------
Total Investments (cost $842,835,283, $987,460,230, $90,630,561 and
     $1,920,926,074, respectively) 103.1%                                                        2,100,325,954
Other Assets and Liabilities (3.1%)                                                                (63,821,917)
                                                                                                --------------
Net Assets 100.0%                                                                               $2,036,504,037
                                                                                                ==============

|_| No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
|o| Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
#     When-issued or delayed delivery security
^     Rate shown represents the yield to maturity at date of purchase.
## All or a portion of the security has been segregated for when-issued or delayed delivery securities.
144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security
p     All or a portion of this security is on loan.
o Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
pp    Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR      American Depository Receipt
AMBAC    American Municipal Bond Assurance Corp.
COP      Certificates of Participation
FGIC     Financial Guaranty Insurance Co.
FHA      Federal Housing Authority
FHLMC    Federal Home Loan Mortgage Corp.
FNMA     Federal National Mortgage Association
FSA      Financial Security Assurance, Inc.
GNMA     Government National Mortgage Association
GO       General Obligation
MBIA     Municipal Bond Investors Assurance Corp.
RB       Revenue Bond
REIT     Real Estate Investment Trust
RRB      Refunding Revenue Bond
SFHRB    Single Family Housing Revenue Bond
SFHRRB   Single Family Housing Refunding Revenue Bond
SPA      Securities Purchase Agreement
TBA      To Be Announced

See Notes to Pro Forma Combining Financial Statements.

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
September 30, 2004

                                                                                           Balanced Fund      Foundation Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
  (cost $842,835,283, $987,460,230, $90,630,561 and $1,920,926,074, respectively)
   including $0, $18,729,437, $0 and $18,729,437, respectively, of securities loaned      $   916,831,230    $ 1,074,772,224
Receivable for securities sold                                                                  5,566,337         17,206,927
Receivable for Fund shares sold                                                                    37,369             61,287
Dividends and interest receivable                                                               2,985,570          3,208,625
Receivable for securities lending income                                                                0                271
Receivable from investment advisor                                                                      0                  0
Prepaid expenses and other assets                                                                  88,036              6,293
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                             925,508,542      1,095,255,627
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                                               29,696,966         34,481,701
Payable for Fund shares redeemed                                                                1,966,519          7,525,895
Payable for securities on loan                                                                          0         19,054,335
Due to custodian bank                                                                                   0             15,487
Advisory fee payable                                                                                9,125             13,474
Distribution Plan expenses payable                                                                  7,882             14,864
Due to other related parties                                                                       27,599             14,747
Accrued expenses and other liabilities                                                            224,455            319,894
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                         31,932,546         61,440,397
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                $   893,575,996    $ 1,033,815,230
=============================================================================================================================

Net assets represented by
Paid-in capital                                                                           $   938,172,338    $ 1,063,104,475
Overdistributed net investment income                                                            (989,449)          (190,371)
Accumulated net realized losses on securities and foreign currency related transactions      (117,602,840)      (116,410,938)
Net unrealized gains on securities and foreign currency related transactions                   73,995,947         87,312,064
-----------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                          $   893,575,996    $ 1,033,815,230
=============================================================================================================================

Class A
Net assets                                                                                $   620,284,095    $   387,300,787
Shares of beneficial interest outstanding                                                      77,343,264         23,848,733
Net asset value                                                                           $          8.02    $         16.24
Maximum offering price (based on sales charge of 5.75%)                                   $          8.51    $         17.23

Class B
Net assets                                                                                $    86,559,942    $   338,790,558
Shares of beneficial interest outstanding                                                      10,794,429         20,972,368
Net asset value                                                                           $          8.02    $         16.15

Class C
Net assets                                                                                $    14,350,179    $    85,616,088
Shares of beneficial interest outstanding                                                       1,786,212          5,303,847
Net asset value                                                                           $          8.03    $         16.14

Class I
Net assets                                                                                $   172,381,780    $   222,107,797
Shares of beneficial interest outstanding                                                      21,579,809         13,679,619
Net asset value                                                                           $          7.99    $         16.24

                                                                                            Tax Strategic
                                                                                           Foundation Fund       Adjustments
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
  (cost $842,835,283, $987,460,230, $90,630,561 and $1,920,926,074, respectively)
   including $0, $18,729,437, $0 and $18,729,437, respectively, of securities loaned      $   108,722,500
Receivable for securities sold                                                                  1,258,196
Receivable for Fund shares sold                                                                     4,362
Dividends and interest receivable                                                                 739,493
Receivable for securities lending income                                                                0
Receivable from investment advisor                                                                 26,133
Prepaid expenses and other assets                                                                       0
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                             110,750,684
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                                                1,262,142
Payable for Fund shares redeemed                                                                  223,520
Payable for securities on loan                                                                          0
Due to custodian bank                                                                             100,336
Advisory fee payable                                                                                    0
Distribution Plan expenses payable                                                                      0
Due to other related parties                                                                            0
Accrued expenses and other liabilities                                                             51,875
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                          1,637,873
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                $   109,112,811
=============================================================================================================================

Net assets represented by
Paid-in capital                                                                           $    93,523,637
Overdistributed net investment income                                                             (21,523)
Accumulated net realized losses on securities and foreign currency related transactions        (2,481,109)
Net unrealized gains on securities and foreign currency related transactions                   18,091,806
-----------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                          $   109,112,811
=============================================================================================================================

Class A
Net assets                                                                                $    45,553,003
Shares of beneficial interest outstanding                                                       2,923,059         27,200,689 a
Net asset value                                                                           $         15.58
Maximum offering price (based on sales charge of 5.75%)                                   $         16.53

Class B
Net assets                                                                                $    52,101,881
Shares of beneficial interest outstanding                                                       3,346,757         24,427,171 a
Net asset value                                                                           $         15.57

Class C
Net assets                                                                                $     9,749,568
Shares of beneficial interest outstanding                                                         627,236          5,939,347 a
Net asset value                                                                           $         15.54

Class I
Net assets                                                                                $     1,708,359
Shares of beneficial interest outstanding                                                         109,338         14,229,731 a
Net asset value                                                                           $         15.62



                                                                                            Balanced Fund
                                                                                              Pro Forma
----------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
  (cost $842,835,283, $987,460,230, $90,630,561 and $1,920,926,074, respectively)
   including $0, $18,729,437, $0 and $18,729,437, respectively, of securities loaned      $ 2,100,325,954
Receivable for securities sold                                                                 24,031,460
Receivable for Fund shares sold                                                                   103,018
Dividends and interest receivable                                                               6,933,688
Receivable for securities lending income                                                              271
Receivable from investment advisor                                                                 26,133
Prepaid expenses and other assets                                                                  94,329
----------------------------------------------------------------------------------------------------------
     Total assets                                                                           2,131,514,853
----------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                                               65,440,809
Payable for Fund shares redeemed                                                                9,715,934
Payable for securities on loan                                                                 19,054,335
Due to custodian bank                                                                             115,823
Advisory fee payable                                                                               22,599
Distribution Plan expenses payable                                                                 22,746
Due to other related parties                                                                       42,346
Accrued expenses and other liabilities                                                            596,224
----------------------------------------------------------------------------------------------------------
     Total liabilities                                                                         95,010,816
----------------------------------------------------------------------------------------------------------
Net assets                                                                                $ 2,036,504,037
==========================================================================================================

Net assets represented by
Paid-in capital                                                                           $ 2,094,800,450
Overdistributed net investment income                                                          (1,201,343)
Accumulated net realized losses on securities and foreign currency related transactions      (236,494,887)
Net unrealized gains on securities and foreign currency related transactions                  179,399,817
----------------------------------------------------------------------------------------------------------
Total net assets                                                                          $ 2,036,504,037
==========================================================================================================

Class A
Net assets                                                                                $ 1,053,137,885
Shares of beneficial interest outstanding                                                     131,315,745
Net asset value                                                                           $          8.02
Maximum offering price (based on sales charge of 5.75%)                                   $          8.51

Class B
Net assets                                                                                $   477,452,381
Shares of beneficial interest outstanding                                                      59,540,725
Net asset value                                                                           $          8.02

Class C
Net assets                                                                                $   109,715,835
Shares of beneficial interest outstanding                                                      13,656,642
Net asset value                                                                           $          8.03

Class I
Net assets                                                                                $   396,197,936
Shares of beneficial interest outstanding                                                      49,598,497
Net asset value                                                                           $          7.99

a Reflects the impact of converting shares of the target funds into shares of the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Twelve Months Ended September 30, 2004

                                                                                                            Tax Strategic
                                                                          Balanced Fund   Foundation Fund  Foundation Fund
--------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $18,107, $73,019,
  $0 and $91,126, respectively)                                           $   8,736,371    $  11,481,697    $     943,624
Interest                                                                     15,324,233       19,826,939        3,136,238
--------------------------------------------------------------------------------------------------------------------------
Total investment income                                                      24,060,604       31,308,636        4,079,862
--------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                  3,758,591        7,052,562          803,367
Distribution Plan expenses
  Class A                                                                     2,028,341        1,198,221          116,751
  Class B                                                                       955,837        4,290,595          704,468
  Class C                                                                       151,344          989,963          109,883
Administrative services fee                                                   1,003,432        1,183,568          122,338
Transfer agent fees                                                           1,848,870        4,356,794          200,971
Trustees' fees and expenses                                                      14,039           16,559            4,003
Printing and postage expenses                                                    92,655          190,530           59,962
Custodian and accounting fees                                                   220,100          290,729           32,192
Registration and filing fees                                                     37,267           50,823           60,390
Professional fees                                                                27,415           23,737            6,894
Other                                                                            32,023          120,042            4,041
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                                               10,169,914       19,764,123        2,225,260
Less: Expense reductions                                                         (4,201)          (4,752)            (415)
        Fee waivers and/or expense reimbursements                                (1,695)        (279,580)            (735)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 10,164,018       19,479,791        2,224,110
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        13,896,586       11,828,845        1,855,752

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
  Securities                                                                 59,975,918       83,654,307        8,335,038
  Futures contracts                                                                   0                0           24,622
  Foreign currency related transactions                                           3,118          (20,451)               0
--------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities, futures contracts
and foreign currency related transactions                                    59,979,036       83,633,856        8,359,660
Net change in unrealized gains or losses on securities, futures
contracts and foreign currency related transactions                          10,251,479        7,689,134         (560,174)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities, futures
contracts and foreign currency related transactions                          70,230,515       91,322,990        7,799,486
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      $  84,127,101    $ 103,151,835    $   9,655,238
==========================================================================================================================

                                                                                           Balanced Fund
                                                                           Adjustments       Pro Forma
-----------------------------------------------------------------------------------------------------------
Investment income
Dividends (net of foreign withholding taxes of $18,107, $73,019,
  $0 and $91,126, respectively)                                                      0          21,161,692
Interest                                                                             0          38,287,410
-----------------------------------------------------------------------------------------------------------
Total investment income                                                              0          59,449,102
-----------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                (4,592,159) a        7,022,361
Distribution Plan expenses
  Class A                                                                                        3,343,313
  Class B                                                                                        5,950,900
  Class C                                                                                        1,251,190
Administrative services fee                                                                      2,309,338
Transfer agent fees                                                                              6,406,635
Trustees' fees and expenses                                                                         34,601
Printing and postage expenses                                                  (78,403) b          264,744
Custodian and accounting fees                                                                      543,021
Registration and filing fees                                                   (98,232) b           50,248
Professional fees                                                              (36,000) b           22,046
Other                                                                                              156,106
-----------------------------------------------------------------------------------------------------------
Total expenses                                                              (4,807,084)         27,354,503
Less: Expense reductions                                                                            (9,368)
        Fee waivers and/or expense reimbursements                             (600,065) c         (882,075)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                (5,404,859)         26,463,060
-----------------------------------------------------------------------------------------------------------
Net investment income                                                        5,404,859          32,986,042

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
  Securities                                                                                   151,965,263
  Futures contracts                                                                                 24,622
  Foreign currency related transactions                                                            (17,333)
-----------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities, futures contracts
and foreign currency related transactions                                            0         151,972,552
Net change in unrealized gains or losses on securities, futures
contracts and foreign currency related transactions                                             17,389,439
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities, futures
contracts and foreign currency related transactions                                  0         169,361,991
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         5,404,859       $ 202,348,033
===========================================================================================================

a Reflects a decrease based on the combined asset level of the surviving fund and the impact of the Board approved advisory fee rate reductions for the full twelve month period.
b Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
c     Reflects an adjustment for fee waivers necessary for the surviving fund.


             See Notes to Pro Forma Combining Financial Statements.

Evergreen Balanced Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)

      1.    Basis of Combination

            The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Balanced Fund ("Balanced Fund"), Evergreen Foundation Fund ("Foundation Fund") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund") at September 30, 2004 and for the period then ended.

            The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganizations (the "Reorganizations") to be submitted to shareholders of Foundation Fund and Tax Strategic Foundation Fund. The Reorganizations provides for the acquisition of all the assets and the identified liabilities of Foundation Fund and Tax Strategic Foundation Fund by Balanced Fund, in exchange for Class A, Class B, Class C and Class I shares of Balanced Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Balanced Fund to the Class A, Class B, Class C and Class I shareholders of Foundation Fund and Tax Strategic Foundation Fund in liquidation and subsequent termination thereof. As a result of the Reorganizations, the shareholders of Foundation Fund and Tax Strategic Foundation Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class I shares of Balanced Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that Foundation Fund and Tax Strategic Foundation Fund Class A, Class B, Class C and Class I shares are exchanged for Class A, Class B, Class C and Class I shares, respectively, of Balanced Fund.

            The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganizations as though the merger occurred at the beginning of the period presented.

            The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganizations. The expenses of Foundation Fund and Tax Strategic Foundation Fund in connection with the Reorganizations (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Balanced Fund. As of September 30, 2004, securities held by Foundation Fund and Tax Strategic Foundation Fund would comply with the compliance guidelines and investment restriction of Balanced Fund.



            A portion of the securities by Foundation Fund or Tax Strategic Foundation Fund may be disposed of in connection with the Reorganizations. This could result in additional portfolio transaction costs to the Funds and capital gains to shareholders. With respect to Tax Strategic Foundation Fund, a portion of securities disposed of in connection with the Reorganization could be municipal securities, the interest from which is subject to federal income tax, other than the alternative minimum tax.
            This would result in shareholders losing the tax advantage associated with these types of portfolio securities.



            After the Reorganizations, Balanced Fund will be the accounting and performance survivor. Balanced Fund will be the accounting and performance survivor for each Fund that approves the Reorganizations; however, the Reorganization of each of Foundation Fund and Tax Strategic Foundation Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund's shareholder approval.

            The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

      2.    Significant Accounting Policies

            The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from their estimates.

                  a.    Valuation of investments

                  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

                  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                  Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                  Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

                  Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

                  b.    Federal taxes

                  The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

                  Balanced Fund, after giving effect to the Reorganizations, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

      3.    Shares of Beneficial Interest

                  The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class I shares of Balanced Fund which would have been issued at September 30, 2004 in connection with the proposed Reorganizations. Class A, Class B, Class C and Class I shareholders of Foundation Fund and Tax Strategic Foundation Fund would have received Class A, Class B, Class C and Class I shares, respectively, of Balanced Fund based on conversion ratios determined on September 30, 2004. The conversion ratios are calculated by dividing the net asset value per share of each of Class A, Class B, Class C and Class I of Foundation Fund and Tax Strategic Foundation Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Balanced Fund.


                  The Pro Forma shares of beneficial interest outstanding assume the issuance of 142,607,895 shares of Balanced Fund resulting in 254,111,609 shares outstanding after the Reorganizations.




      4.    Pro Forma Operations

                  The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined Pro Forma expenses were calculated by determining the expense rates based on the combined average net assets of the three funds and applying those rates to the average net assets of Balanced Fund for the twelve months ended September 30, 2004 and to the average net assets of Foundation Fund and Tax Strategic Foundation Fund for the twelve months ended September 30, 2004. The adjustments reflect those amounts needed to adjust the combined expenses to these rates. As a result of Board approved changes to the investment advisory fee rates, effective April 1, 2004, Balanced Fund paid the investment advisor a reduced rate for its advisory services. The Pro Forma combined advisory fees have been adjusted to reflect the reduced advisory fee rates for the twelve months ended September 30, 2004.

                   ANNUAL REPORT FOR EVERGREEN BALANCED FUND

                                 MARCH 31, 2004

                    [GRAPHIC OMITTED] Evergreen Balanced Fund

           Evergreen Balanced Fund: Annual Report as of March 31, 2004

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 FINANCIAL HIGHLIGHTS
10 SCHEDULE OF INVESTMENTS
23 STATEMENT OF ASSETS AND LIABILITIES
24 STATEMENT OF OPERATIONS
25 STATEMENTS OF CHANGES IN NET ASSETS
26 NOTES TO FINANCIAL STATEMENTS
32 INDEPENDENT AUDITORS' REPORT
33 ADDITIONAL INFORMATION
36 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
May 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Balanced Fund, which covers the 12-month period ended March 31, 2004.

Diversified long-term investors were once again rewarded for their discipline over the past twelve months ended March 31, 2004. Those portfolios properly allocated between equities and fixed income, including municipal securities, managed to weather a variety of storms while contributing to overall performance. Despite geopolitical concerns, periods of volatile interest rates, and changes in tax legislation, investors employing the time-tested strategies of asset allocation were once again able to positively contribute to the long-term performance of their investment portfolios.

The period began with the financial markets focused on the war in Iraq. After an initial surge in equities at the onset of the war, the markets pulled back as the grim realities of war became increasingly evident to investors. This uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These worries were compounded by optimistic Gross Domestic Product (GDP) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. This "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The sudden volatility in the bond market was accompanied by steady progress within equities throughout the spring and early summer. As varying degrees of clarity within the geopolitical spectrum gradually encouraged investors, several catalysts emerged to provide stocks with ample support. First, the lower Treasury yields offered equity investors attractive relative valuations. Secondly, the new tax laws would provide the lowest tax rates on capital gains and dividends in more than 50 years. And finally, the improved prospects for economic growth resulted in higher profit forecasts for the balance of 2003 and into 2004.

The bond market began to stabilize at the end of the summer as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. Yet after careful consideration, the majority of investors became convinced that capital preservation would remain

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

a primary, if not dominant, theme for the demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

During the final months of 2003, diversified investors benefited from the powerful combination of solid growth in GDP and corporate profits. In addition, the lack of sustainable job growth enabled the Federal Reserve to keep rates at 45-year lows, often suggesting that this policy of accommodation could remain for a "considerable period." Indeed, these trends carried over into the new year. Significant increases in capital investment propelled the economy higher, and the benefits of cost cutting and higher productivity drove corporate profits to record levels. As a result, equities continued to trend higher as first quarter and full year profit estimates were ratcheted higher. Payroll growth remained lackluster, and bonds continued to benefit throughout the first quarter of 2004.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of March 31, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                             Patricia A. Bannan, CFA
                           Large Cap Core Growth Team
                                  Lead Manager

                         Tattersall Advisory Group, Inc.

                           CURRENT INVESTMENT STYLE(2)

                                [GRAPHIC OMITTED]

(2) Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                           PERFORMANCE AND RETURNS(1)

                       Portfolio inception date: 9/11/1935

                            Class A     Class B     Class C     Class I
                           ---------   ---------   ---------   ---------
Class inception date       1/20/1998   9/11/1935   1/22/1998   1/26/1998
------------------------------------------------------------------------
Nasdaq symbol                EKBAX       EKBBX       EKBCX       EKBYX
------------------------------------------------------------------------
Average annual return*
------------------------------------------------------------------------
1 year with sales charge     13.97%      15.06%      18.91%       N/A
------------------------------------------------------------------------
1 year w/o sales charge      20.90%      20.06%      19.91%      21.03%
------------------------------------------------------------------------
5 year                        0.50%       0.64%       0.93%       1.90%
------------------------------------------------------------------------
10 year                       7.52%       7.64%       7.66%       8.30%
------------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

(1) Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information as of the recent month end for the A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and
C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

                                LONG-TERM GROWTH




------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Balanced Fund                S&P 500                      LBABI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/94                       $9,428                      $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/95                      $10,046                      $11,557                      $10,499
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/96                      $12,330                      $15,267                      $11,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/97                      $13,902                      $18,294                      $12,203
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/98                      $17,655                      $27,074                      $13,665
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/99                      $18,984                      $32,072                      $14,552
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/00                      $21,621                      $37,826                      $14,825
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/01                      $19,304                      $29,627                      $16,682
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/02                      $19,496                      $29,698                      $17,574
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                       3/31/03                      $17,085                      $22,344                      $19,628
------------------------------- ---------------------------- ---------------------------- ----------------------------


Comparison of a $10,000 investment in Evergreen Balanced Fund Class A shares,(1) versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The S&P 500 and the LBABI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

The fund's Class A shares returned 20.90% for the twelve-month period ended March 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmarks, the S&P 500 Index (S&P 500) returned 35.12% and the Lehman Brothers Aggregate Bond Index (LBABI) returned 5.40%.

In the twelve-month period ended March 31, 2004, smaller capitalization stocks outperformed larger capitalization stocks, value outperformed growth stocks, lower quality outperformed higher quality stocks and higher risk outperformed lower risk stocks. This was mainly due to an oversold stock market coupled with much better economic growth and earnings performance. In the bond market, corporate bonds, benefiting from improving expectations of corporate profitability, outperformed U.S. Treasuries and other high-grade securities.

The fund's equity portion continues to focus on high quality, large capitalization stocks, many of which performed well on an absolute basis, but whose performance lagged in comparison to their lower quality counterparts. Consequently, the fund's equity portion of the fund underperformed the S&P 500. The biggest detractor to performance of the equity portion was the technology sector. Our commitment to market leaders hurt performance on a relative basis. Not owning many of the more leveraged companies also detracted from performance. A bright spot within technology was our overweight in the semiconductor industry. On the positive front, investments in the industrial sector made a material contribution. We were overweight in this strongly performing sector and had good stock selection.

At the start of the last fiscal year, the fixed-income manager's Tattersal Advisory Group, kept portfolio duration close to that of the benchmark LBABI for the fixed income portion of the fund.

Late in the twelve-month period, the fixed income portion reduced duration further in anticipation of an imminent rise in interest rates, which can undermine bond prices. We ended the period slightly underweight in duration to the LBABI. With the yield of the ten-year Treasury rising almost a full percent over the last month of the year, shorter portfolio durations were beneficial to portfolio returns. An overweight position in mortgages was maintained until late in 2003 when it was reduced somewhat in response to that sector's strong performance.

The best performance over the year for the fixed income portion came from the corporate sector, and the fund was overweight in corporate bonds for the first half of the year. Corporate yield spreads narrowed significantly early in the period, and we took advantage of the decline in yield spreads to take profits off the table, and reduce our overweight to the higher quality portion of the corporate sector. We ended the year underweight the corporate sector. Overall, our sector decisions had a positive impact on portfolio returns during the period.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of March 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                           Year Ended March 31,
                                              ----------------------------------------------
CLASS A                                        2004    2003(1)   2002(1)     2001     2000
--------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 6.91   $  8.06   $ 8.16    $ 11.01   $11.28
============================================================================================
Income from investment operations
Net investment income                           0.12      0.17     0.18       0.27     0.28
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                         1.32     -1.16    -0.10      -1.34     1.18
                                              ----------------------------------------------
Total from investment operations                1.44     -0.99     0.08      -1.07     1.46
--------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.15     -0.16    -0.18      -0.26    -0.28
Net realized gains                                 0         0        0      -1.52    -1.45
                                              ----------------------------------------------
Total distributions to shareholders            -0.15     -0.16    -0.18      -1.78    -1.73
--------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.20   $  6.91   $ 8.06    $  8.16   $11.01
============================================================================================
Total return(2)                                20.90%   -12.36%    0.99%    -10.71%   13.89%
============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $  688   $   672   $  880    $   932   $1,264
Ratios to average net assets
   Expenses(3)                                  1.00%     0.98%    0.97%      0.92%    0.91%
   Net investment income                        1.59%     2.29%    2.18%      2.73%    2.48%
Portfolio turnover rate                          122%      125%     243%       143%     109%
============================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                           Year Ended March 31,
                                              ------------------------------------------------
CLASS B                                       2004(1)   2003(1)   2002(1)    2001       2000
----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 6.91    $  8.06   $  8.17   $ 11.02   $ 11.29
==============================================================================================
Income from investment operations
Net investment income                           0.07       0.11      0.12      0.19      0.20
Net realized and unrealized gains or losses     1.31      -1.16     -0.11     -1.34      1.18
   on securities and foreign currency         ------------------------------------------------
   related transactions

Total from investment operations                1.38      -1.05      0.01     -1.15      1.38
----------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.09      -0.10     -0.12     -0.18     -0.20
Net realized gains                                 0          0         0     -1.52     -1.45
                                              ------------------------------------------------
Total distributions to shareholders            -0.09      -0.10     -0.12     -1.70     -1.65
----------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.20    $  6.91   $  8.06   $  8.17   $ 11.02
==============================================================================================
Total return(2)                                20.06%    -13.03%     0.10%   -11.40%    13.06%
==============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $   98    $    92   $   118   $   216   $   279
Ratios to average net assets
   Expenses(3)                                  1.70%      1.73%     1.72%     1.67%     1.66%
   Net investment income                        0.89%      1.54%     1.44%     1.98%     1.73%
Portfolio turnover rate                          122%       125%      243%      143%      109%
==============================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                           Year Ended March 31,
                                              -----------------------------------------------
CLASS C                                       2004(1)   2003(1)   2002(1)      2001     2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 6.93    $  8.08   $ 8.18    $ 11.03   $11.30
=============================================================================================
Income from investment operations
Net investment income                           0.06       0.11     0.11       0.20     0.19
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                         1.32      -1.16    -0.09      -1.35     1.19
                                              -----------------------------------------------
Total from investment operations                1.38      -1.05     0.02      -1.15     1.38
---------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.10      -0.10    -0.12      -0.18    -0.20
Net realized gains                                 0          0        0      -1.52    -1.45
                                              -----------------------------------------------
Total distributions to shareholders            -0.10      -0.10    -0.12      -1.70    -1.65
---------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.21    $  6.93   $ 8.08    $  8.18   $11.03
=============================================================================================
Total return(2)                                19.91%    -12.98%    0.22%    -11.39%   13.06%
=============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $   16    $    11   $   11    $     7   $    3
Ratios to average net assets
   Expenses(3)                                  1.70%      1.73%    1.72%      1.68%    1.66%
   Net investment income                        0.83%      1.54%    1.42%      2.01%    1.73%
Portfolio turnover rate                          122%       125%     243%       143%     109%
=============================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                            Year Ended March 31,
                                              ----------------------------------------------
CLASS I(1)                                     2004    2003(2)   2002(2)     2001     2000
--------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 6.89   $  8.03   $ 8.15    $ 11.00   $11.27
============================================================================================
Income from investment operations
Net investment income                           0.15      0.18     0.20       0.30     0.32
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                         1.29     -1.15    -0.12      -1.34     1.17
                                              ----------------------------------------------
Total from investment operations                1.44     -0.97     0.08      -1.04     1.49
--------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.17     -0.17    -0.20      -0.29    -0.31
Net realized gains                                 0         0        0      -1.52    -1.45
                                              ----------------------------------------------
Total distributions to shareholders            -0.17     -0.17    -0.20      -1.81    -1.76
--------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.16   $  6.89   $ 8.03    $  8.15   $11.00
============================================================================================
Total return                                   21.03%   -12.07%    1.00%    -10.49%   14.21%
============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $  216   $   188   $    9    $    13   $   20
Ratios to average net assets
   Expenses(3)                                  0.70%     0.73%    0.72%      0.67%    0.66%
   Net investment income                        1.91%     2.61%    2.44%      2.98%    2.73%
Portfolio turnover rate                          122%      125%     243%       143%     109%
============================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2004

                                                         Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 0.8%
Ameriquest Mtge. Securities, Inc., Ser. 2003-8,
   Class AF5, 4.64%, 10/25/2033                         $1,935,000   $ 1,981,266
Residential Asset Mtge. Products, Inc.:
   Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032           3,515,000     3,698,136
   Ser. 2002-RZ2, Class A-3, 4.98%, 09/25/2028             122,199       122,160
   Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033           1,995,000     2,083,708
                                                                     -----------
      Total Asset-Backed Securities (cost $7,644,645)                  7,885,270
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS 6.4%
Asset Securitization Corp., Ser. 1997-D4,
   Class A-1D, 7.49%, 04/14/2029                           693,512       776,122
FHLMC:
   Ser. 2228, Class PE, 7.50%, 04/15/2030                1,758,914     1,844,375
   Ser. 2231, Class ZC, 7.50%, 05/15/2030                  470,399       494,739
   Ser. 2249, Class PG, 7.50%, 08/15/2030                1,442,411     1,512,784
   Ser. 2564, Class BQ, 5.50%, 10/15/2017                4,075,000     4,318,545
   Ser. 2727, Class PD, 4.50%, 06/15/2029                3,300,000     3,325,051
FNMA:
   Ser. 1999-8, Class QD, 6.00%, 03/25/2014                922,967       972,796
   Ser. 2001-69, Class PG, 6.00%, 12/25/2016             4,013,000     4,317,784
   Ser. 2001-T10, Class A1, 7.00%, 12/25/2041            1,895,501     2,059,901
   Ser. 2002-09, Class PC, 6.00%, 03/25/2017               865,000       921,870
   Ser. 2002-T4, Class A2, 7.00%, 12/25/2041             2,407,335     2,618,728
   Ser. 2002-T19, Class A1, 6.50%, 07/25/2042            4,478,458     4,805,945
   Ser. 2003-18, Class A1, 6.50%, 12/25/2042               744,483       798,923
   Ser. 2003-92, Class PD, 4.50%, 03/25/2017             3,605,000     3,663,431
   Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042            3,065,845     3,335,063
   Ser. 2003-W3, Class 1A1, 6.50%, 08/25/2042            2,207,530     2,368,956
   Ser. 2003-W14, Class A6, 5.82%, 09/25/2043            3,890,000     4,181,238
   Ser. 2003-W19, Class A5, 5.50%, 11/25/2033            6,345,000     6,726,458
   Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044 (h)        3,250,000     3,531,450
GMAC Comml. Mtge. Securities, Inc., Ser. 2000-C3,
   Class A2, 6.96%, 09/15/2035                           3,940,000     4,594,433
GS Mtge. Securities Corp. II, Ser. 2003-C1,
   Class A3, 4.61%, 01/10/2040                           1,745,000     1,785,392
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4,
   Class A1, 7.18%, 09/15/2019                           3,278,083     3,674,178
Morgan Stanley Dean Witter Capital,
   Ser. 2003-T11, Class A4, 5.15%, 06/13/2041            2,860,000     3,033,395
                                                                     -----------
      Total Collateralized Mortgage Obligations
         (cost $64,588,384)                                           65,661,557
                                                                     -----------
CORPORATE BONDS 9.3%
CONSUMER DISCRETIONARY 1.8%
Auto Components 0.1%
Dana Corp., 9.00%, 08/15/2011                              250,000       301,875
HLI Operating, Inc., 10.50%, 06/15/2010                    110,000       125,675
TRW Automotive, Inc., 9.375%, 02/15/2013                   357,000       412,335
                                                                     -----------
                                                                         839,885
                                                                     -----------
Automobiles 0.5%
Ford Motor Co., 6.375%, 02/01/2029                       2,500,000     2,232,410
General Motors Corp., 7.20%, 01/15/2011                  3,000,000     3,292,251
                                                                     -----------
                                                                       5,524,661
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                          Principal
                                                           Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Distributors 0.1%
Roundys, Inc., Ser. B, 8.875%, 06/15/2012                $  400,000   $  442,000
                                                                      ----------
Hotels, Restaurants & Leisure 0.1%
Chumash Casino & Resort Enterprise, 9.00%,
   07/15/2010 144A                                          250,000      277,500
Friendly Ice Cream Corp., 8.375%, 06/15/2012 144A            95,000       98,325
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012        250,000      279,375
                                                                      ----------
                                                                         655,200
                                                                      ----------
Household Durables 0.2%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007          400,000      474,000
Meritage Corp., 9.75%, 06/01/2011                           100,000      114,000
Schuler Homes, Inc., 10.50%, 07/15/2011                     400,000      474,000
Standard Pacific Corp., 7.75%, 03/15/2013                   400,000      444,000
WCI Communities, Inc., 9.125%, 05/01/2012                   400,000      448,000
                                                                      ----------
                                                                       1,954,000
                                                                      ----------
Media 0.4%
Dex Media West LLC, 8.50%, 08/15/2010 144A                  355,000      393,162
Emmis Communications Corp., Ser. B, 8.125%,
   03/15/2009                                               400,000      418,500
Mediacom LLC:
   7.875%, 02/15/2011                                       140,000      135,800
   9.50%, 01/15/2013                                        305,000      303,475
MediaNews Group, Inc., 6.875%, 10/01/2013 144A              350,000      361,375
RH Donnelley Finance Corp., 10.875%, 12/15/2012             150,000      179,625
Time Warner, Inc., 7.625%, 04/15/2031                     2,000,000    2,348,626
                                                                      ----------
                                                                       4,140,563
                                                                      ----------
Multi-line Retail 0.1%
May Department Stores Co., 7.45%, 09/15/2011              1,000,000    1,184,021
Saks, Inc., 9.875%, 10/01/2011                               50,000       61,750
                                                                      ----------
                                                                       1,245,771
                                                                      ----------
Specialty Retail 0.3%
Cole National Group, Inc., 8.875%, 05/15/2012               385,000      444,675
CSK Auto, Inc., 7.00%, 01/15/2014 144A                      400,000      404,000
Group 1 Automotive, Inc., 8.25%, 08/15/2013                 400,000      442,000
Michaels Stores, Inc., 9.25%, 07/01/2009                    400,000      442,500
Office Depot, Inc., 10.00%, 07/15/2008                      400,000      486,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011             300,000      351,750
United Auto Group, Inc., 9.625%, 03/15/2012                 400,000      448,000
Warnaco Group, Inc., 8.875%, 06/15/2013                     400,000      433,000
                                                                      ----------
                                                                       3,451,925
                                                                      ----------
CONSUMER STAPLES 0.2%
Beverages 0.0%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026              650,000      765,890
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                         Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
CONSUMER STAPLES continued
Food & Staples Retailing 0.1%
Couche-Tard LP, 7.50%, 12/15/2013 144A                  $  100,000   $   107,500
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026            250,000       232,500
Rite Aid Corp., 8.125%, 05/01/2010                         400,000       430,000
                                                                     -----------
                                                                         770,000
                                                                     -----------
Food Products 0.1%
Del Monte Foods Co., 8.625%, 12/15/2012                    400,000       452,000
Dole Food Co., Inc., 7.25%, 06/15/2010                     400,000       414,000
                                                                     -----------
                                                                         866,000
                                                                     -----------
ENERGY 0.5%
Energy Equipment & Services 0.1%
Dresser, Inc., 9.375%, 04/15/2011                          400,000       438,000
NRG Energy, Inc., 8.00%, 12/15/2013 144A                   175,000       181,562
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009           400,000       434,500
SESI LLC, 8.875%, 05/15/2011                               400,000       438,000
                                                                     -----------
                                                                       1,492,062
                                                                     -----------
Oil & Gas 0.4%
Chesapeake Energy Corp., 6.875%, 01/15/2016                250,000       263,750
El Paso Energy Partners LP, 8.50%, 06/01/2011              400,000       456,000
Evergreen Resources, Inc., 5.875%, 03/15/2012 144A          40,000        40,600
Exco Resources, Inc., 7.25%, 01/15/2011 144A                70,000        72,625
Forest Oil Corp., 7.75%, 05/01/2014                        250,000       269,375
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010    250,000       273,750
Kinder Morgan Energy Partners, 7.40%, 03/15/2031           800,000       933,714
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013        400,000       442,000
Plains Exploration & Production Co., 8.75%, 07/01/2012     400,000       452,000
Stone Energy Corp., 8.25%, 12/15/2011                      175,000       195,125
Tesoro Petroleum Corp., Ser. B, 9.00%, 07/01/2008          400,000       419,500
Westport Resources Corp., 8.25%, 11/01/2011                100,000       111,750
                                                                     -----------
                                                                       3,930,189
                                                                     -----------
FINANCIALS 3.9%
Capital Markets 1.0%
Alliance Capital Management LP, 5.625%, 08/15/2006       4,425,000     4,750,357
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009             1,085,000     1,286,239
Legg Mason, Inc., 6.75%, 07/02/2008                      3,500,000     3,958,500
Morgan Stanley Co., Inc., 3.625%, 04/01/2008               400,000       409,706
                                                                     -----------
                                                                      10,404,802
                                                                     -----------
Commercial Banks 0.9%
Bank of America Corp., 7.125%, 05/01/2006                1,000,000     1,105,224
PNC Funding Corp., 5.75%, 08/01/2006                     4,515,000     4,877,252
SunTrust Banks, Inc., 6.00%, 02/15/2026                  1,000,000     1,070,180
Union Planters Bank, 6.50%, 03/15/2008                   2,380,000     2,599,507
                                                                     -----------
                                                                       9,652,163
                                                                     -----------
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Principal
                                                             Amount       Value
-----------------------------------------------------------------------------------
CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance 0.1%
International Lease Finance Corp., 5.95%, 06/06/2005       $  600,000   $   630,548
                                                                        -----------
Insurance 0.0%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013 144A       250,000       283,750
                                                                        -----------
Real Estate 1.3%
Crescent Real Estate Equities, 9.25%, 04/15/2009              250,000       279,375
Duke Realty LP, 7.05%, 03/01/2006                             700,000       756,380
EOP Operating LP:
   7.00%, 07/15/2011                                        3,250,000     3,774,589
   7.75%, 11/15/2007                                          500,000       582,690
ERP Operating LP, 6.63%, 04/13/2005                         4,680,000     4,916,874
FelCor Suites LP, 7.625%, 10/01/2007                          250,000       260,000
Host Marriott Corp., Ser. J, 7.125%, 11/01/2013               400,000       417,000
LNR Property Corp., 7.625%, 07/15/2013                        400,000       426,000
Simon Property Group, Inc., 6.875%, 10/27/2005              1,250,000     1,342,575
Thornburg Mortgage, Inc., 8.00%, 05/15/2013                   400,000       424,000
                                                                        -----------
                                                                         13,179,483
                                                                        -----------
Thrifts & Mortgage Finance 0.6%
American General Finance Corp., 5.75%, 03/15/2007             925,000     1,011,107
Vanderbilt Mortgage & Finance, Inc., 7.91%, 02/07/2026      2,410,000     2,609,700
Washington Mutual, Inc., 5.625%, 01/15/2007                 2,000,000     2,168,198
                                                                        -----------
                                                                          5,789,005
                                                                        -----------
HEALTH CARE 0.3%
Health Care Providers & Services 0.3%
Extendicare Health Services, Inc., 9.50%, 07/01/2010          400,000       449,000
NeighborCare, Inc., 6.875%, 11/15/2013 144A                   135,000       141,413
Omnicare, Inc., Ser. B, 8.125%, 03/15/2011                    400,000       448,000
Pacificare Health Systems, Inc., 10.75%, 06/01/2009           325,000       383,500
Stewart Enterprises, Inc., 10.75%, 07/01/2008                 400,000       452,000
Triad Hospitals, Inc.:
   7.00%, 11/15/2013 144A                                     400,000       412,000
   Ser. B, 8.75%, 05/01/2009                                  400,000       438,000
                                                                        -----------
                                                                          2,723,913
                                                                        -----------
INDUSTRIALS 1.0%
Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020            1,000,000     1,354,439
                                                                        -----------
Commercial Services & Supplies 0.3%
Allied Waste North America, Inc., 6.50%, 11/15/2010 144A      250,000       256,562
Coinmach Corp., 9.00%, 02/01/2010                             400,000       428,000
Geo Group, Inc., 8.25%, 07/15/2013                            250,000       265,000
Hines Nurseries, Inc., 10.25%, 10/01/2011                      75,000        83,625
Iron Mountain, Inc., 6.625%, 01/01/2016                       400,000       390,000
Mail Well I Corp., 7.875%, 12/01/2013 144A                    135,000       128,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                          Principal
                                                           Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
Manitowoc Co., Inc., 7.125%, 11/01/2013                  $   75,000   $   80,250
NationsRent, Inc., 9.50%, 10/15/2010 144A                   400,000      434,500
Service Corporation International, 6.75%,
   04/01/2016 144A #                                        110,000      111,100
United Rentals North America, Inc.:
   6.50%, 02/15/2012 144A                                   170,000      170,000
   7.00%, 02/15/2014 144A                                   215,000      203,175
                                                                      ----------
                                                                       2,550,462
                                                                      ----------
Machinery 0.5%
AGCO Corp., 8.50%, 03/15/2006                               400,000      402,000
CNH Global N.V., 9.25%, 08/01/2011 144A                     250,000      283,750
Cummins, Inc., 9.50%, 12/01/2010 144A                        50,000       59,125
Ingersoll Rand Co., 6.25%, 05/15/2006                     2,625,000    2,847,802
SPX Corp., 7.50%, 01/01/2013                                175,000      189,875
Terex Corp., 7.375%, 01/15/2014 144A                        400,000      431,000
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A               340,000      331,500
                                                                      ----------
                                                                       4,545,052
                                                                      ----------
Road & Rail 0.1%
Burlington Northern Santa Fe Corp., 6.75%,
   07/15/2011                                             1,050,000    1,228,472
                                                                      ----------
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.0%
Nortel Networks Corp., 6.125%, 02/15/2006                   255,000      262,650
                                                                      ----------
IT Services 0.1%
Unisys Corp., 6.875%, 03/15/2010                            400,000      442,000
                                                                      ----------
MATERIALS 1.0%
Chemicals 0.7%
Airgas, Inc., 9.125%, 10/01/2011                            400,000      456,000
Dow Chemical Co.:
   5.25%, 05/14/2004                                      3,000,000    3,012,435
   8.625%, 04/01/2006                                       836,000      940,741
Equistar Chemicals LP, 10.625%, 05/01/2011                  400,000      433,000
Ethyl Corp., 8.875%, 05/01/2010                              95,000      103,075
FMC Corp., 10.25%, 11/01/2009                               250,000      295,000
Huntsman Advanced Materials LLC, 11.625%,
   10/15/2010                                               360,000      379,800
Lyondell Chemical Co.:
   9.50%, 12/15/2008                                        300,000      308,250
   Ser. A, 9.625%, 05/01/2007                               400,000      416,000
Nalco Co., 7.75%, 11/15/2011 144A                           385,000      404,250
Noveon, Inc., Ser. B, 11.00%, 02/28/2011                    400,000      460,000
Scotts Co., 6.625%, 11/15/2013 144A                         160,000      170,400
                                                                      ----------
                                                                       7,378,951
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                         Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 0.2%
Graphic Packaging International, Inc., 8.50%,
   08/15/2011                                           $  400,000   $   448,000
Jefferson Smurfit Group, 7.50%, 06/01/2013                 200,000       212,000
Owens-Brockway Glass Container, Inc., 8.875%,
   02/15/2009                                              400,000       434,000
Portola Packaging, Inc., 8.25%, 02/01/2012 144A            250,000       221,250
Stone Container Corp., 9.75%, 02/01/2011                   300,000       336,750
                                                                     -----------
                                                                       1,652,000
                                                                     -----------
Metals & Mining 0.1%
Massey Energy Co., 6.625%, 11/15/2010                      220,000       224,950
Peabody Energy Corp.:
   5.875%, 04/15/2016                                      155,000       156,937
   6.875%, 03/15/2013                                      170,000       184,450
U.S. Steel Corp., 10.75%, 08/01/2008                       400,000       468,000
                                                                     -----------
                                                                       1,034,337
                                                                     -----------
Paper & Forest Products 0.0%
Georgia Pacific Corp., 8.125%, 05/15/2011                  250,000       285,000
                                                                     -----------
TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.2%
Insight Midwest LP, 10.50%, 11/01/2010                     400,000       432,000
Sprint Capital Corp., 6.875%, 11/15/2028                 2,160,000     2,251,254
                                                                     -----------
                                                                       2,683,254
                                                                     -----------
Wireless Telecommunications Services 0.1%
Nextel Communications, Inc.:
   6.875%, 10/31/2013                                      221,000       235,917
   9.375%, 11/15/2009                                      400,000       437,000
                                                                     -----------
                                                                         672,917
                                                                     -----------
UTILITIES 0.2%
Electric Utilities 0.1%
Georgia Power Co., Ser. G, 6.20%, 02/01/2006             1,250,000     1,344,330
                                                                     -----------
Gas Utilities 0.0%
Western Gas Resources, Inc., 10.00%, 06/15/2009            350,000       371,000
                                                                     -----------
Multi-Utilities & Unregulated Power 0.1%
Reliant Resources, Inc.:
   9.25%, 07/15/2010                                       200,000       218,000
   9.50%, 07/15/2013                                       350,000       387,625
                                                                     -----------
                                                                         605,625
                                                                     -----------
   Total Corporate Bonds (cost $87,445,654)                           95,152,299
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                       Principal
                                                         Amount        Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 12.4%
FHLMC:
   4.50%, 09/01/2033                                  $13,404,678   $ 13,115,891
   5.00%, TBA #                                         6,805,000      6,839,025
   5.50%, 11/01/2033-03/01/2034 ###                     7,439,389      7,632,151
   6.00%, 08/01/2013-04/01/2014                         2,555,356      2,697,953
   6.50%, 06/01/2029-07/01/2031                           131,160        137,960
   7.50%, 06/01/2032                                    1,931,960      2,079,927
FNMA:
   4.50%, TBA #                                         3,995,000      3,905,113
   4.87%, 05/01/2013                                    2,495,000      2,628,984
   5.00%, TBA #                                         8,845,000      9,082,612
   6.00%, 12/01/2012-09/01/2031                        10,682,808     11,259,041
   6.03%, 06/01/2008                                    3,886,897      4,265,892
   6.13%, 09/01/2008                                    1,606,268      1,782,752
   6.19%, 07/01/2011                                    2,952,741      3,351,183
   6.50%, 07/01/2013-09/01/2032                        11,228,239     11,840,257
   6.54%, 12/01/2007                                      463,678        515,335
   6.56%, 12/01/2007                                    1,755,421      1,952,103
   6.79%, 07/01/2009                                    2,158,439      2,467,691
   6.80%, 01/01/2007                                    5,090,776      5,572,127
   6.91%, 07/01/2009                                    1,916,661      2,201,203
   7.00%, 05/01/2032                                    3,604,734      3,826,503
   7.06%, 08/01/2006                                    2,291,510      2,487,540
   7.09%, 06/01/2004-10/01/2007                         5,413,531      5,647,184
   7.22%, 07/01/2007                                    2,304,367      2,578,452
   7.32%, 12/01/2010 (h)                                2,580,000      3,075,876
   7.47%, 08/01/2007                                    1,368,056      1,528,272
   7.50%, 02/25/2029-12/01/2030                         2,738,064      2,961,281
   7.53%, 05/01/2007                                    4,166,722      4,658,533
   9.00%, 08/01/2014                                    1,570,790      1,748,088
GNMA:
   5.50%, 01/15/2034-02/15/2034                         3,138,507      3,232,336
   6.50%, 10/15/2008-02/15/2013                           716,255        766,586
                                                                    ------------
      Total Mortgage-Backed Securities
         (cost $122,690,609)                                         125,837,851
                                                                    ------------
U.S. TREASURY OBLIGATIONS 4.3%
U.S. Treasury Bonds:
   5.25%, 11/15/2028                                    5,270,000      5,565,616
   6.00%, 02/15/2026 ##                                20,920,000     24,260,673
U.S. Treasury Notes:
   2.375%, 08/15/2006                                   9,180,000      9,318,067
   5.00%, 08/15/2011                                    3,820,000      4,210,507
                                                                    ------------
      Total U.S. Treasury Obligations
         (cost $43,044,084)                                           43,354,863
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                           Principal
                                                             Amount     Value
--------------------------------------------------------------------------------
YANKEE OBLIGATIONS-CORPORATE 0.1%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Rogers Cablesystems, Ltd., 11.00%, 12/01/2015               $400,000 $   466,000
                                                                     -----------
TELECOMMUNICATION SERVICES 0.1%
Wireless Telecommunications Services 0.1%
Rogers Cantel, Inc., 9.75%, 06/01/2016                       400,000     504,000
Rogers Wireless, Inc., 6.375%, 03/01/2014 144A               400,000     408,500
                                                                     -----------
                                                                         912,500
                                                                     -----------
   Total Yankee Obligations-Corporate (cost $1,284,826)                1,378,500
                                                                     -----------

--------------------------------------------------------------------------------
                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 65.4%
CONSUMER DISCRETIONARY 9.1%
Auto Components 0.7%
Autoliv, Inc.                                               99,000     4,059,000
Lear Corp.                                                  55,136     3,416,226
                                                                     -----------
                                                                       7,475,226
                                                                     -----------
Hotels, Restaurants & Leisure 1.6%
Harrah's Entertainment, Inc.                                45,130     2,477,186
International Game Technology, Inc.                        186,166     8,370,023
Starbucks Corp. *                                          147,396     5,564,199
                                                                     -----------
                                                                      16,411,408
                                                                     -----------
Internet & Catalog Retail 0.6%
Amazon.com, Inc. *                                          79,100     3,423,448
eBay, Inc. *                                                38,676     2,681,407
                                                                     -----------
                                                                       6,104,855
                                                                     -----------
Media 1.6%
Clear Channel Communications, Inc.                         101,768     4,309,875
Comcast Corp., Class A *                                   108,102     3,106,851
Omnicom Group, Inc.                                         66,782     5,359,256
Time Warner, Inc. *                                        212,491     3,582,598
                                                                     -----------
                                                                      16,358,580
Multi-line Retail 0.8%
Nordstrom, Inc.                                             86,800     3,463,320
Target Corp.                                                96,300     4,337,352
                                                                     -----------
                                                                       7,800,672
                                                                     -----------
Specialty Retail 2.8%
Best Buy Co., Inc.                                         104,941     5,427,549
Chico's FAS, Inc. *                                         74,500     3,456,800
Gap, Inc.                                                  172,600     3,783,392
Home Depot, Inc.                                           192,875     7,205,810

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
Lowe's Companies, Inc.                                      94,491   $ 5,303,780
Staples, Inc.                                              146,247     3,713,211
                                                                     -----------
                                                                      28,890,542
                                                                     -----------
Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.*                                                79,230     3,247,638
Nike, Inc., Class B                                         41,800     3,254,966
Polo Ralph Lauren Corp., Class A                            90,461     3,101,003
                                                                     -----------
                                                                       9,603,607
                                                                     -----------
CONSUMER STAPLES 5.6%
Beverages 2.0%
Anheuser-Busch Companies, Inc.                             121,013     6,171,663
Coca-Cola Co.                                              133,987     6,739,546
PepsiCo, Inc.                                              142,767     7,688,003
                                                                     -----------
                                                                      20,599,212
                                                                     -----------
Food & Staples Retailing 1.8%
CVS Corp.                                                  131,896     4,655,929
Wal-Mart Stores, Inc.                                      221,706    13,233,631
                                                                     -----------
                                                                      17,889,560
                                                                     -----------
Food Products 0.4%
General Mills, Inc.                                         77,800     3,631,704
                                                                     -----------
Household Products 1.0%
Procter & Gamble Co.                                        99,420    10,427,169
                                                                     -----------
Tobacco 0.4%
Altria Group, Inc.                                          78,795     4,290,388
                                                                     -----------
ENERGY 2.4%
Oil & Gas 2.4%
Apache Corp.                                               120,340     5,195,078
BP plc, ADR                                                173,100     8,862,720
Cross Timbers Royalty Trust                                    132         3,742
Devon Energy Corp.                                           6,601       383,848
Exxon Mobil Corp.                                          243,782    10,138,894
XTO Energy, Inc.                                                 1            19
                                                                     -----------
                                                                      24,584,301
                                                                     -----------
FINANCIALS 13.3%
Capital Markets 3.0%
Ameritrade Holding Corp.*                                  220,100     3,389,540
Bank of New York Co., Inc.                                 148,467     4,676,711
Goldman Sachs Group, Inc.                                   35,800     3,735,730
J.P. Morgan Chase & Co.                                    138,616     5,814,941
Merrill Lynch & Co., Inc.                                   91,395     5,443,486
Morgan Stanley                                             124,701     7,145,367
                                                                     -----------
                                                                      30,205,775
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 3.5%
Bank of America Corp.                                       44,012   $ 3,564,092
Bank One Corp.                                              38,700     2,109,924
Charter One Financial, Inc.                                164,866     5,829,662
Fifth Third Bancorp                                         60,300     3,338,811
FleetBoston Financial Corp.                                 82,600     3,708,740
National City Corp.                                         83,400     2,967,372
U.S. Bancorp                                               241,867     6,687,622
Wells Fargo & Co.                                          134,995     7,650,166
                                                                     -----------
                                                                      35,856,389
                                                                     -----------
Consumer Finance 1.0%
American Express Co.                                       196,621    10,194,799
                                                                     -----------
Diversified Financial Services 1.9%
Citigroup, Inc.                                            384,067    19,856,264
                                                                     -----------
Insurance 2.6%
Ace, Ltd.                                                  114,800     4,897,368
American International Group, Inc.                         206,697    14,747,831
Hartford Financial Services Group, Inc.                    104,497     6,656,459
                                                                     -----------
                                                                      26,301,658
                                                                     -----------
Thrifts & Mortgage Finance 1.3%
Fannie Mae                                                 126,145     9,378,881
GreenPoint Financial Corp.                                  77,600     3,391,896
                                                                     -----------
                                                                      12,770,777
                                                                     -----------
HEALTH CARE 9.0%
Biotechnology 0.8%
Amgen, Inc.*                                               105,085     6,112,794
Genentech, Inc.*                                            17,952     1,899,681
                                                                     -----------
                                                                       8,012,475
                                                                     -----------
Health Care Equipment & Supplies 1.9%
Boston Scientific Corp.*                                    64,800     2,746,224
Guidant Corp.                                               52,991     3,358,040
Medtronic, Inc.                                            130,616     6,236,914
Millipore Corp.*                                            70,300     3,612,014
Saint Jude Medical, Inc.*                                   46,100     3,323,810
                                                                     -----------
                                                                      19,277,002
                                                                     -----------
Health Care Providers & Services 1.1%
Anthem, Inc.*                                               83,696     7,586,205
Caremark Rx, Inc.*                                         118,600     3,943,450
                                                                     -----------
                                                                      11,529,655
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 5.2%
Allergan, Inc.                                              48,000   $ 4,039,680
Forest Laboratories, Inc. *                                 39,500     2,828,990
Johnson & Johnson Co.                                      203,632    10,328,215
Merck & Co., Inc.                                           46,138     2,038,838
Pfizer, Inc.                                               598,288    20,969,994
Teva Pharmaceutical Industries, Ltd., ADR                  107,016     6,785,885
Watson Pharmaceuticals, Inc. *                              59,238     2,534,794
Wyeth                                                       78,374     2,942,944
                                                                     -----------
                                                                      52,469,340
                                                                     -----------
INDUSTRIALS 8.3%
Aerospace & Defense 0.9%
Lockheed Martin Corp.                                       74,838     3,415,606
United Technologies Corp.                                   60,400     5,212,520
                                                                     -----------
                                                                       8,628,126
                                                                     -----------
Air Freight & Logistics 0.3%
J.B. Hunt Transport Services, Inc. *                       124,700     3,512,799
                                                                     -----------
Airlines 0.6%
AMR Corp. *                                                142,100     1,808,933
Northwest Airlines Corp., Class A *                        181,500     1,834,965
Southwest Airlines Co.                                     167,400     2,378,754
                                                                     -----------
                                                                       6,022,652
                                                                     -----------
Building Products 0.5%
American Standard Companies, Inc. *                         41,373     4,706,179
                                                                     -----------
Commercial Services & Supplies 0.8%
Cendant Corp.                                              222,017     5,414,995
Monster Worldwide, Inc. *                                  119,482     3,130,428
                                                                     -----------
                                                                       8,545,423
                                                                     -----------
Industrial Conglomerates 2.9%
General Electric Co.                                       710,971    21,698,835
Tyco International, Ltd.                                   263,484     7,548,817
                                                                     -----------
                                                                      29,247,652
                                                                     -----------
Machinery 2.3%
Caterpillar, Inc.                                           56,676     4,481,371
Deere & Co.                                                 97,807     6,779,003
Dover Corp.                                                151,829     5,886,410
Navistar International Corp. *                             145,917     6,690,295
                                                                     -----------
                                                                      23,837,079
                                                                     -----------
INFORMATION TECHNOLOGY 13.5%
Communications Equipment 1.9%
Cisco Systems, Inc. *                                      675,652    15,891,335
Nortel Networks Corp. *                                    550,700     3,271,158
                                                                     -----------
                                                                      19,162,493
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                           Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 2.7%
Dell, Inc. *                                               278,061   $ 9,348,411
EMC Corp. *                                                249,800     3,399,778
Hewlett-Packard Co.                                        283,608     6,477,606
International Business Machines Corp.                       89,382     8,208,843
                                                                     -----------
                                                                      27,434,638
                                                                     -----------
Electronic Equipment & Instruments 0.6%
Flextronics International, Ltd. *                          344,766     5,936,871
                                                                     -----------
IT Services 0.4%
Accenture, Ltd., Class A *                                 158,490     3,930,552
                                                                     -----------
Semiconductors & Semiconductor Equipment 3.3%
Altera Corp. *                                             418,575     8,559,859
Applied Materials, Inc. *                                  167,056     3,571,657
Intel Corp.                                                242,883     6,606,418
Texas Instruments, Inc.                                    500,059    14,611,724
                                                                     -----------
                                                                      33,349,658
                                                                     -----------
Software 4.6%
BEA Systems, Inc. *                                        265,200     3,383,952
Cadence Design Systems, Inc. *                             224,929     3,315,453
Citrix Systems, Inc. *                                     157,800     3,411,636
Intuit, Inc. *                                              76,800     3,446,784
Microsoft Corp.                                            777,502    19,414,225
Oracle Corp. *                                           1,186,996    14,255,822
                                                                     -----------
                                                                      47,227,872
                                                                     -----------
MATERIALS 2.3%
Chemicals 1.4%
Air Products & Chemicals, Inc.                             133,327     6,682,349
Ecolab, Inc.                                               125,900     3,591,927
PPG Industries, Inc.                                        64,679     3,770,786
                                                                     -----------
                                                                      14,045,062
                                                                     -----------
Metals & Mining 0.9%
Alcoa, Inc.                                                177,671     6,163,407
Phelps Dodge Corp. *                                        40,229     3,285,100
                                                                     -----------
                                                                       9,448,507
                                                                     -----------
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 0.9%
BellSouth Corp.                                            128,000     3,544,320
Verizon Communications, Inc.                               166,859     6,097,028
                                                                     -----------
                                                                       9,641,348
                                                                     -----------
Wireless Telecommunications Services 0.6%
Nextel Communications, Inc., Class A *                     133,241     3,295,050
Western Wireless Corp., Class A *                          116,000     2,710,920
                                                                     -----------
                                                                       6,005,970
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                      Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
UTILITIES 0.4%
Multi-Utilities & Unregulated Power 0.4%
Oneok, Inc.                                            164,270   $    3,704,289
                                                                 --------------
   Total Common Stocks (cost $565,966,808)                          664,928,528
                                                                 --------------
SHORT-TERM INVESTMENTS 3.5%
MUTUAL FUND SHARES 3.5%
Evergreen Institutional U.S. Government Money
   Market Fund (o) (cost $35,582,268)               35,582,268       35,582,268
                                                                 --------------
Total Investments (cost $928,247,278) 102.2%                      1,039,781,136
Other Assets and Liabilities (2.2%)                                 (22,229,856)
                                                                 --------------
Net Assets 100.0%                                                $1,017,551,280
                                                                 --------------

(h) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

144A Security that may be resold to qualified institutional buyers under Rule
     144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

#    When-issued security

## All or a portion of this security has been segregated for when-issued securities.

###  One or more of the securities is a when-issued security.

*    Non-income producing security

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:

ADR     American Depository Receipt

FHLMC   Federal Home Loan Mortgage Corp.

FNMA    Federal National Mortgage Association

GNMA    Government National Mortgage Association

TBA     To Be Announced

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2004

--------------------------------------------------------------------------------
Assets
Identified cost of securities                                    $  928,247,278
Net unrealized gains on securities                                  111,533,858
--------------------------------------------------------------------------------
Market value of securities                                        1,039,781,136
Receivable for securities sold                                       17,413,330
Receivable for Fund shares sold                                       1,783,218
Dividends and interest receivable                                     3,579,617
Prepaid expenses and other assets                                       107,795
--------------------------------------------------------------------------------
   Total assets                                                   1,062,665,096
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     36,992,237
Payable for Fund shares redeemed                                      7,805,985
Advisory fee payable                                                      9,916
Distribution Plan expenses payable                                        8,761
Due to other related parties                                             78,766
Accrued expenses and other liabilities                                  218,151
--------------------------------------------------------------------------------
   Total liabilities                                                 45,113,816
--------------------------------------------------------------------------------
Net assets                                                       $1,017,551,280
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                  $1,040,220,964
Overdistributed net investment income                                   (37,419)
Accumulated net realized losses on securities and foreign
currency related transactions                                      (134,166,123)
Net unrealized gains on securities                                  111,533,858
--------------------------------------------------------------------------------
Total net assets                                                 $1,017,551,280
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                       $  687,676,997
   Class B                                                           98,243,677
   Class C                                                           16,075,521
   Class I                                                          215,555,085
--------------------------------------------------------------------------------
Total net assets                                                 $1,017,551,280
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           83,895,430
   Class B                                                           11,987,891
   Class C                                                            1,957,801
   Class I                                                           26,399,888
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                       $         8.20
   Class A -- Offering price (based on sales charge of 5.75%)    $         8.70
   Class B                                                       $         8.20
   Class C                                                       $         8.21
   Class I                                                       $         8.16
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended March 31, 2004

--------------------------------------------------------------------------------
Investment income
Interest                                                           $ 18,781,904
Dividends (net of foreign witholding taxes of $9,608)                 8,801,825
--------------------------------------------------------------------------------
Total investment income                                              27,583,729
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          3,932,909
Distribution Plan expenses
   Class A                                                            2,108,726
   Class B                                                              984,058
   Class C                                                              138,354
Administrative services fee                                           1,061,784
Transfer agent fees                                                   1,997,666
Trustees' fees and expenses                                              15,615
Printing and postage expenses                                           101,409
Custodian and accounting fees                                           252,581
Registration and filing fees                                             47,582
Professional fees                                                        30,124
Other                                                                    33,150
--------------------------------------------------------------------------------
   Total expenses                                                    10,703,958
   Less: Expense reductions                                              (3,892)
         Expense reimbursements                                          (1,695)
--------------------------------------------------------------------------------
   Net expenses                                                      10,698,371
--------------------------------------------------------------------------------
Net investment income                                                16,885,358
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains on:
   Securities                                                        47,447,224
   Foreign currency related transactions                                     70
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency related
   transactions                                                      47,447,294
Net change in unrealized gains and losses on securities             130,113,139
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   foreign currency related transactions                            177,560,433
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $194,445,791
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Year Ended March 31,
                                               --------------------------------------------------------------
                                                                   2004                             2003
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                        $   16,885,358                   $   23,766,044
Net realized gains or losses on securities
   and foreign currency related transactions                     47,447,294                      (54,753,716)
Net change in unrealized gains or losses
   on securities                                                130,113,139                     (112,832,541)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                    194,445,791                     (143,820,213)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income
   Class A                                                      (13,123,207)                     (16,258,410)
   Class B                                                       (1,159,297)                      (1,549,701)
   Class C                                                         (173,475)                        (160,469)
   Class I                                                       (5,083,655)                      (5,399,679)
-------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                          (19,539,634)                     (23,368,259)
-------------------------------------------------------------------------------------------------------------

                                                  Shares                          Shares
Capital share transactions
Proceeds from shares sold
   Class A                                       2,435,928       18,846,671       6,156,171       44,712,617
   Class B                                       1,282,480        9,915,408       2,059,275       15,089,381
   Class C                                         741,937        5,747,688         687,335        5,022,427
   Class I                                       2,767,778       21,550,051       3,271,642       22,858,078
-------------------------------------------------------------------------------------------------------------
                                                                 56,059,818                       87,682,503
-------------------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                       1,397,375       10,981,365       1,908,765       13,615,436
   Class B                                         133,533        1,048,688         200,892        1,428,527
   Class C                                          19,783          156,184          20,048          142,641
   Class I                                         295,151        2,325,107         212,365        1,509,109
-------------------------------------------------------------------------------------------------------------
                                                                 14,511,344                       16,695,713
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
   to Class A shares
   Class A                                         420,067        3,266,904       1,174,725        8,476,530
   Class B                                        (420,505)      (3,266,904)     (1,176,287)      (8,476,530)
-------------------------------------------------------------------------------------------------------------
                                                                          0                                0
-------------------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                     (17,770,006)    (138,164,913)    (30,113,232)    (218,040,578)
   Class B                                      (2,341,268)     (18,195,095)     (4,733,320)     (34,064,586)
   Class C                                        (383,355)      (2,988,120)       (536,446)      (3,842,894)
   Class I                                     (23,910,082)    (183,902,234)    (11,088,511)     (79,162,015)
-------------------------------------------------------------------------------------------------------------
                                                               (343,250,362)                    (335,110,073)
-------------------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   acquisitions
   Class A                                         229,629        1,741,067       8,911,663       68,045,303
   Class B                                               0                0       2,337,429       17,811,666
   Class C                                               0                0          22,158          169,258
   Class I                                      19,938,828      150,597,452      33,773,277      257,011,103
-------------------------------------------------------------------------------------------------------------
                                                                152,338,519                      343,037,330
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions                   (120,340,681)                     112,305,473
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          54,565,476                      (54,882,999)
Net assets
Beginning of period                                             962,985,804                    1,017,868,803
-------------------------------------------------------------------------------------------------------------
End of period                                                $1,017,551,280                   $  962,985,804
-------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                        $      (37,419)                  $     (115,381)
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Balanced Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 1.5% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.51% and declining to 0.21% as average daily net assets increase.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended March 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $1,695.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended March 31, 2004,

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

the transfer agent fees were equivalent to an annual rate of 0.19% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended March 31, 2004, the Fund paid brokerage commissions of $766,935 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. ACQUISITIONS

Effective at the close of business on June 13, 2003, the Fund acquired the net assets of Evergreen Select Balanced Fund in a tax-free exchange for Class A and Class I shares of the Fund. Shares were issued to Class IS and Class I shares of Evergreen Select Balanced Fund at an exchange ratio of 1.34 and 1.34 for Class A and Class I shares, respectively, of the Fund. The aggregate net assets of the Fund immediately prior to the acquisition were $1,003,038,972.

Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Balanced Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class Y shares of Wachovia Balanced Fund at an exchange ratio of 1.38, 1.38, 1.38 and 1.39, for Class A, Class B, Class C and Class I shares, respectively, of the Fund. The aggregate net assets of the Fund immediately prior to the acquisition were $932,235,210.

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, unrealized appreciation acquired and aggregate net assets of the Fund immediately after each acquisition were as follows:

                                                      Net Assets of
     Acquired         Value of Net     Unrealized    the Fund After
       Fund         Assets Acquired   Appreciation     Acquisition
-------------------------------------------------------------------
Evergreen Select
   Balanced Fund      $152,338,519     $13,669,638   $1,155,377,491
Wachovia Balanced
   Fund                343,037,330      32,385,944    1,275,272,540
-------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended March 31, 2004:

     Cost of Purchases            Proceeds from Sales
---------------------------------------------------------
    U.S.         Non-U.S.         U.S.         Non-U.S.
 Government     Government     Government     Government
---------------------------------------------------------
$532,083,224   $718,985,679   $494,227,870   $940,966,277
---------------------------------------------------------

On March 31, 2004, the aggregate cost of securities for federal income tax purposes was $936,047,147. The gross unrealized appreciation and depreciation on securities based on tax cost was $110,170,462 and $6,436,473, respectively, with a net unrealized appreciation of $103,733,989.

As of March 31, 2004, the Fund had $126,366,254 in capital loss carryovers for federal income tax purposes with $47,021,627 expiring in 2009, $51,415,783 expiring in 2010 and $27,928,844 expiring in 2011.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed    Unrealized    Capital Loss
Ordinary Loss   Appreciation     Carryover
-------------------------------------------
   $37,419      $103,733,989   $126,366,254
-------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the years ended March 31, 2004 and March 31, 2003 was $19,539,634 and $23,368,259 of ordinary income, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended March 31, 2004, the Fund had no borrowings under this agreement.

12. SUBSEQUENT EVENTS

Effective April 1, 2004, EIMC is paid a fee at an annual rate of 1.50% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.41% and declining to 0.21% as average daily net assets increases.

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Balanced Fund, a series of Evergreen Equity Trust, as of March 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Balanced Fund, as of March 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                [GRAPHIC OMITTED]

Boston, Massachusetts
May 7, 2004

ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 41.12% of ordinary income dividends paid during the fiscal year ended March 31, 2004 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended March 31, 2004, the Fund designates 44.42% of ordinary income and short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

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                                       34

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment advice)

--------------------------------------------------------------------------------

K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust

--------------------------------------------------------------------------------

Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust

--------------------------------------------------------------------------------

Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust

--------------------------------------------------------------------------------

William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust

--------------------------------------------------------------------------------

David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust

--------------------------------------------------------------------------------

Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust

--------------------------------------------------------------------------------

Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------

Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust

--------------------------------------------------------------------------------

Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust

--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)
President                       Principal occupations: President, Chief
DOB: 6/20/1945                  Executive Officer and Chief Investment Officer,
Term of office since:           Evergreen Investment Company, Inc. and Executive
2003                            Vice President, Wachovia Bank, N.A.

--------------------------------------------------------------------------------

Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since:
1999

--------------------------------------------------------------------------------

Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since:           General Counsel, Wachovia Corporation
2000

--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to 200 Berkeley Street, 26th Floor, Boston, MA 02116, Attention: Secretary, Evergreen Funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments That Stand the Test of Time       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $249.1 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

* As of March 31, 2004

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                service areas. The award symbolizes the achievement of the
Service             highest tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               566390 rv1 5/2004

                  ANNUAL REPORT FOR EVERGREEN FOUNDATION FUND

                                 MARCH 31, 2004

                   [GRAPHIC OMITTED] Evergreen Foundation Fund

          Evergreen Foundation Fund: Annual Report as of March 31, 2004

   table of contents

 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 5 PORTFOLIO MANAGER COMMENTARY
 6 FINANCIAL HIGHLIGHTS
10 SCHEDULE OF INVESTMENTS
20 STATEMENT OF ASSETS AND LIABILITIES
21 STATEMENT OF OPERATIONS
22 STATEMENTS OF CHANGES IN NET ASSETS
23 NOTES TO FINANCIAL STATEMENTS
29 INDEPENDENT AUDITORS' REPORT
30 ADDITIONAL INFORMATION
32 TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:

             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
May 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Foundation Fund, which covers the 12-month period ended March 31, 2004.

Diversified long-term investors were once again rewarded for their discipline over the past twelve months ended March 31, 2004. Those portfolios properly allocated between equities and fixed income, including municipal securities, managed to weather a variety of storms while contributing to overall performance. Despite geopolitical concerns, periods of volatile interest rates, and changes in tax legislation, investors employing the time-tested strategies of asset allocation were once again able to positively contribute to the long-term performance of their investment portfolios.

The period began with the financial markets focused on the war in Iraq. After an initial surge in equities at the onset of the war, the markets pulled back as the grim realities of war became increasingly evident to investors. This uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These worries were compounded by optimistic Gross Domestic Product (GDP) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. This "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The sudden volatility in the bond market was accompanied by steady progress within equities throughout the spring and early summer. As varying degrees of clarity within the geopolitical spectrum gradually encouraged investors, several catalysts emerged to provide stocks with ample support. First, the lower Treasury yields offered equity investors attractive relative valuations. Secondly, the new tax laws would provide the lowest tax rates on capital gains and dividends in more than 50 years. And finally, the improved prospects for economic growth resulted in higher profit forecasts for the balance of 2003 and into 2004.

The bond market began to stabilize at the end of the summer as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. Yet after careful consideration, the majority of investors became convinced that capital preservation would remain

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

a primary, if not dominant, theme for the demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

During the final months of 2003, diversified investors benefited from the powerful combination of solid growth in GDP and corporate profits. In addition, the lack of sustainable job growth enabled the Federal Reserve to keep rates at 45-year lows, often suggesting that this policy of accommodation could remain for a "considerable period." Indeed, these trends carried over into the new year. Significant increases in capital investment propelled the economy higher, and the benefits of cost cutting and higher productivity drove corporate profits to record levels. As a result, equities continued to trend higher as first quarter and full year profit estimates were ratcheted higher. Payroll growth remained lackluster, and bonds continued to benefit throughout the first quarter of 2004.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of March 31, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                            Maureen E. Cullinane, CFA
                           Large Cap Core Growth Team
                                  Lead Manager

                               [GRAPHIC OMITTED]

                               Timothy E. O'Grady
                                Value Equity Team
                                  Lead Manager

                         Tattersall Advisory Group, Inc.

                           CURRENT INVESTMENT STYLE(2)

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

(2)  Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                           PERFORMANCE AND RETURNS(1)

                       Portfolio inception date: 1/2/1990

                            Class A    Class B    Class C    Class I
                           --------   --------   --------   --------
Class inception date       1/3/1995   1/3/1995   1/3/1995   1/2/1990
--------------------------------------------------------------------
Nasdaq symbol                EFOAX      EFOBX      EFOCX      EFONX
--------------------------------------------------------------------
Average annual return*
--------------------------------------------------------------------
1 year with sales charge     14.68%     15.83%     19.85%      N/A
--------------------------------------------------------------------
1 year w/o sales charge      21.66%     20.83%     20.85%     22.10%
--------------------------------------------------------------------
5 year                       -0.87%     -0.76%     -0.44%      0.57%
--------------------------------------------------------------------
10 year                       7.16%      7.04%      7.03%      8.04%
--------------------------------------------------------------------

*    Adjusted for maximum applicable sales charge, unless noted.

(1) Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information as of the most recent month end for the A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

                                LONG-TERM GROWTH




------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Foundation Fund              Russell 1000                 LBABI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1994            $9,525                       $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1995            $11,603                      $13,000                      $11,406
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1996            $12,609                      $15,563                      $11,965
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1997            $16,410                      $21,675                      $13,127
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1998            $17,209                      $23,269                      $14,638
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1999            $19,364                      $29,544                      $14,585
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2000            $21,616                      $34,805                      $15,604
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2001            $17,717                      $24,913                      $17,625
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2002            $15,794                      $20,053                      $19,141
------------------------------- ---------------------------- ---------------------------- ----------------------------


Comparison of a $10,000 investment in Evergreen Foundation Fund Class A shares,(1) versus a similar investment in the Russell 1000 Index (Russell 1000), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index
(CPI).

The Russell 1000 and the LBABI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

The fund's Class A shares returned 21.66% for the twelve-month period ended March 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmarks, the Russell 1000 Index (Russell 1000) returned 36.37% and the Lehman Brothers Aggregate Bond Index (LBABI) returned 5.40%.

Optimism about the prospects of a sustained economic recovery and a rebound in corporate profitability fueled strong performance by U.S. stocks during the 12-month period. In the bond market, corporate bonds also benefiting from improving expectations of corporate profitability, outperformed U.S. Treasuries and other high-grade securities.

The Large Cap Core Growth team emphasized health care, technology, consumer discretionary and industrial cyclical stocks, while keeping the portfolio well diversified across all sectors. Because of concerns that some of the better performing stocks may have risen to risky levels, managers gradually reduced overweight positions in consumer-related stocks late in the period, while building up positions in selected industrial and information technology stocks with the potential to benefit from a sustained recovery. Consumer staples and financial services stocks were substantially underweighted in the belief that they offered only modest growth opportunities. In general, consumer cyclical selections did very well. The decision to underweight major pharmaceutical companies also was successful. Within the health care sector, better performing selections included medical device and generic pharmaceutical companies.

The Value Equity team portfolio was more skeptical about the sustainability of heavy consumer spending and avoided those industries most exposed to discretionary consumer expenditures. Managers overweighted energy, believing that the effects of rising oil and natural gas prices following a long period of underinvestment in energy made the sector especially attractive. While energy stocks did not perform well early, they contributed substantially to performance later in the period, with particularly strong returns coming from the oil services and exploration-and-production industries. The team also emphasized the industrials and health care sectors. In a period in which lower quality stocks outperformed higher quality, the value managers kept to their discipline and emphasized higher quality companies with reasonable valuations and consistent earnings. While this discipline did not help in the period, they remained confident with it over the long run.

At the start of the last fiscal year, the fixed income managers, Tattersall Advisory Group, Inc., kept portfolio duration close to that of the benchmark LBABI.

Late in the twelve-month period, the fixed income portion reduced duration further in anticipation of an imminent rise in interest rates, which can undermine bond prices. We ended the period slightly underweight in duration to the LBABI. With the yield of the ten-year Treasury rising almost a full percent over the last month of the year, shorter portfolio durations were beneficial to portfolio returns.

An overweight position in mortgages was maintained until late in 2003 when it was reduced somewhat in response to that sector's strong performance.

The best performance over the year for the fixed income portion came from the corporate sector, and the fund was overweight in corporate bonds for the first half of the year. Corporate yield spreads narrowed significantly early in the period, and we took advantage of the decline in yield spreads to take profits off the table, and reduce our overweight to the higher quality portion of the corporate sector. We ended the year underweight the corporate sector. Overall, our sector decisions had a positive impact on portfolio returns during the period.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of March 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                            Year Ended March 31,
                                              -----------------------------------------------
CLASS A                                       2004(1)   2003(1)   2002(1)     2001     2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.81    $ 16.14   $16.64    $ 23.41   $20.98
=============================================================================================
Income from investment operations
Net investment income                           0.18       0.25     0.29       0.31     0.36
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                         2.80      -2.34    -0.50      -3.74     3.01
                                              -----------------------------------------------
Total from investment operations                2.98      -2.09    -0.21      -3.43     3.37
---------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.18      -0.24    -0.29      -0.30    -0.35
Net realized gains                                 0          0        0      -3.04    -0.59
                                              -----------------------------------------------
Total distributions to shareholders            -0.18      -0.24    -0.29      -3.34    -0.94
---------------------------------------------------------------------------------------------
Net asset value, end of period                $16.61    $ 13.81   $16.14    $ 16.64   $23.41
=============================================================================================
Total return(2)                                21.66%    -12.99%   -1.26%    -16.51%   16.38%
=============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $  407    $   350   $  420    $   498   $  486
Ratios to average net assets
   Expenses(3)                                  1.51%      1.41%    1.34%      1.26%    1.21%
   Net investment income                        1.16%      1.70%    1.74%      1.59%    1.62%
Portfolio turnover rate                          146%       129%     197%        95%      83%
=============================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                           Year Ended March 31,
                                              -----------------------------------------------
CLASS B                                       2004(1)   2003(1)   2002(1)     2001     2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.73    $ 16.05   $16.54    $ 23.29   $20.88
=============================================================================================
Income from investment operations
Net investment income                           0.07       0.14     0.16       0.16     0.19
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                         2.79      -2.33    -0.49      -3.71     3.00
                                              -----------------------------------------------
Total from investment operations                2.86      -2.19    -0.33      -3.55     3.19
---------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.07      -0.13    -0.16      -0.16    -0.19
Net realized gains                                 0          0        0      -3.04    -0.59
                                              -----------------------------------------------
Total distributions to shareholders            -0.07      -0.13    -0.16      -3.20    -0.78
---------------------------------------------------------------------------------------------
Net asset value, end of period                $16.52    $ 13.73   $16.05    $ 16.54   $23.29
=============================================================================================
Total return(2)                                20.83%    -13.69%   -1.97%    -17.14%   15.48%
=============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $  439    $   518   $  976    $ 1,234   $1,612
Ratios to average net assets
   Expenses(3)                                  2.21%      2.16%    2.09%      2.01%    1.96%
   Net investment income                        0.46%      0.95%    0.99%      0.81%    0.88%
Portfolio turnover rate                          146%       129%     197%        95%      83%
=============================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                           Year Ended March 31,
                                              -----------------------------------------------
CLASS C                                       2004(1)   2003(1)   2002(1)     2001     2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.72    $ 16.04   $16.53    $ 23.28   $20.87
=============================================================================================
Income from investment operations
Net investment income                           0.07       0.14     0.16       0.18     0.19
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                         2.79      -2.33    -0.49      -3.73     3.00
                                              -----------------------------------------------
Total from investment operations                2.86      -2.19    -0.33      -3.55     3.19
---------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.07      -0.13    -0.16      -0.16    -0.19
Net realized gains                                 0          0        0      -3.04    -0.59
                                              -----------------------------------------------
Total distributions to shareholders            -0.07      -0.13    -0.16      -3.20    -0.78
---------------------------------------------------------------------------------------------
Net asset value, end of period                $16.51    $ 13.72   $16.04    $ 16.53   $23.28
=============================================================================================
Total return(2)                                20.85%    -13.69%   -1.97%    -17.15%   15.49%
=============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $  101    $   111   $  177    $   251   $   76
Ratios to average net assets
   Expenses(3)                                  2.21%      2.16%    2.09%      2.02%    1.96%
   Net investment income                        0.46%      0.95%    0.99%      0.90%    0.88%
Portfolio turnover rate                          146%       129%     197%        95%      83%
=============================================================================================

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                           Year Ended March 31,
                                              -----------------------------------------------
CLASS I(1)                                    2004(2)   2003(2)   2002(2)     2001     2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.80    $ 16.14   $16.64    $ 23.42   $20.99
=============================================================================================
Income from investment operations
Net investment income                           0.23       0.28     0.29       0.36     0.43
Net realized and unrealized gains or losses
   on securities and foreign currency
   related transactions                         2.81      -2.34    -0.46      -3.74     3.00
                                              -----------------------------------------------
Total from investment operations                3.04      -2.06    -0.17      -3.38     3.43
---------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                          -0.23      -0.28    -0.33      -0.36    -0.41
Net realized gains                                 0          0        0      -3.04    -0.59
                                              -----------------------------------------------
Total distributions to shareholders            -0.23      -0.28    -0.33      -3.40    -1.00
---------------------------------------------------------------------------------------------
Net asset value, end of period                $16.61    $ 13.80   $16.14    $ 16.64   $23.42
=============================================================================================
Total return                                   22.10%    -12.83%   -1.01%    -16.32%   16.68%
=============================================================================================
Ratios and supplemental data
Net assets, end of period (millions)          $  251    $   302   $  456    $   830   $1,176
Ratios to average net assets
   Expenses(3)                                  1.21%      1.15%    1.09%      1.01%    0.96%
   Net investment income                        1.46%      1.94%    1.99%      1.81%    1.89%
Portfolio turnover rate                          146%       129%     197%        95%      83%
=============================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2004

                                                        Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 0.5%
Residential Asset Mtge. Products, Inc.:
   Ser. 2002-RZ2, Class A3, 4.98%, 09/25/2028          $  418,846   $    418,710
   Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033          3,120,000      3,258,731
   Ser. RZ3, Class A4, 4.73%, 12/25/2031                2,455,000      2,554,889
                                                                    ------------
      Total Asset-Backed Securities
         (cost $6,060,304)                                             6,232,330
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 9.9%
Commerce 2000, Ser. 2000-C1, Class A2, 7.42%,
   08/15/2033                                           3,285,000      3,891,932
Credit Suisse First Boston Mtge. Securities Corp.,
   Ser. 2001-CKN5, Class A4, 5.44%, 09/15/2034          4,725,000      5,142,797
FHLMC:
   Ser. 2001-T5, Class A2, 7.00%, 02/19/2030            3,857,400      4,077,986
   Ser. 2695, Class BG, 6.50%, 09/25/2043               3,984,131      4,275,471
   Ser. 2727, Class PD, 4.50%, 06/15/2029               3,650,000      3,677,708
   Ser. T-54, Class 3A, 7.00%, 02/25/2043               3,510,186      3,836,330
FNMA:
   Ser. 1993-G36, Class ZQ, 6.50%, 12/25/2023           3,371,843      3,663,811
   Ser. 1997-24, Class Z, 8.00%, 04/18/2027             2,571,576      2,777,172
   Ser. 2001-51, Class QN, 6.00%, 10/25/2016            7,140,000      7,570,722
   Ser. 2002-09, Class PC, 6.00%, 03/25/2017            8,350,000      8,898,977
   Ser. 2002-12, Class PG, 6.00%, 03/25/2017            2,971,000      3,178,047
   Ser. 2003-18, Class A1, 6.50%, 12/25/2042            6,790,132      7,286,660
   Ser. 2003-92, Class PD, 4.50%, 03/25/2017            5,000,000      5,081,041
   Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042           3,482,693      3,788,515
   Ser. 2003-W3, Class 1A1, 6.50%, 08/25/2042           2,752,803      2,954,102
   Ser. 2003-W6, Class 3A, 6.50%, 09/25/2042            3,511,574      3,771,110
   Ser. 2003-W14, Class A6, 5.82%, 09/25/2043           4,436,628      4,768,792
   Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044 (h)       2,990,000      3,248,934
   Ser. 2004-WI, Class 2A2, 7.00%, 12/25/2033           3,970,071      4,159,662
GNMA, Ser. 2002-52, Class GC, 6.00%, 08/20/2030         4,535,000      4,650,382
Greenwich Capital Comml. Funding Corp., Ser.
   2003-C2, Class A3, 4.53%, 01/05/2036                 3,865,000      4,003,075
GS Mtge. Securities Corp. II, Ser. 2003-C1,
   Class A3, 4.61%, 01/10/2040                          2,120,000      2,169,073
J.P. Morgan Chase Comml. Mtge. Sec., Ser.
   2001-CIB2, Class A2, 6.24%, 04/15/2035               5,030,000      5,620,183
LB-UBS Comml. Mtge. Trust:
   Ser. 2000-C3, Class A1, 7.95%, 07/15/2009            4,398,530      4,911,543
   Ser. 2000-C4, Class A1, 7.18%, 09/15/2019            4,184,964      4,690,638
   Ser. 2001-C2, Class A2, 6.65%, 11/15/2027            5,120,000      5,935,970
                                                                    ------------
      Total Collateralized Mortgage Obligations
         (cost $116,827,742)                                         118,030,633
                                                                    ------------
CORPORATE BONDS 9.3%
CONSUMER DISCRETIONARY 0.8%
Automobiles 0.1%
Ford Motor Co., 6.375%, 02/01/2029                      1,000,000        892,964
                                                                    ------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                        Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media 0.2%
Time Warner, Inc., 7.625%, 04/15/2031                  $ 2,700,000   $ 3,170,645
                                                                     -----------
Multi-line Retail 0.5%
May Department Stores Co., 6.90%, 01/15/2032             5,000,000     5,594,730
                                                                     -----------
CONSUMER STAPLES 1.3%
Beverages 0.6%
Coca-Cola Enterprises, Inc., 0.00%, 06/20/2020 (n)      17,530,000     6,966,702
                                                                     -----------
Food & Staples Retailing 0.3%
Wal-Mart Stores, Inc., 6.875%, 08/10/2009                3,000,000     3,524,754
                                                                     -----------
Food Products 0.4%
General Mills, Inc., 6.00%, 02/15/2012                   4,500,000     4,977,473
                                                                     -----------
ENERGY 0.2%
Oil & Gas 0.2%
Amerada Hess Corp., 7.125%, 03/15/2033                   2,000,000     2,106,592
                                                                     -----------
FINANCIALS 4.3%
Capital Markets 0.7%
Bank of New York Co., Inc., 7.30%, 12/01/2009            3,675,000     4,394,818
Merrill Lynch & Co., Inc., 5.36%, 02/01/2007             3,175,000     3,453,740
                                                                     -----------
                                                                       7,848,558
                                                                     -----------
Commercial Banks 1.0%
Bank America Corp., 4.375%, 12/01/2010                      35,000        36,118
PNC Funding Corp., 5.75%, 08/01/2006                     4,500,000     4,861,048
SunTrust Banks, Inc., 6.00%, 02/15/2026                  5,000,000     5,350,900
U.S. Bancorp, 6.375%, 08/01/2011                         2,000,000     2,299,364
                                                                     -----------
                                                                      12,547,430
                                                                     -----------
Consumer Finance 2.6%
American General Finance Corp., 5.875%, 07/14/2006       4,800,000     5,200,666
Ford Motor Credit Co., 7.375%, 10/28/2009                3,250,000     3,571,438
General Electric Capital Corp., 3.50%, 05/01/2008        3,000,000     3,066,525
GMAC, 6.875%, 09/15/2011                                 4,675,000     5,079,392
Household Finance Corp., 6.40%, 06/17/2008               3,750,000     4,222,403
International Lease Finance Corp., 4.375%,
   12/15/2005                                            4,105,000     4,277,841
USAA Capital Corp., 5.59%, 12/20/2006 144A               5,500,000     6,049,725
                                                                     -----------
                                                                      31,467,990
                                                                     -----------
INDUSTRIALS 0.7%
Road & Rail 0.7%
Burlington Northern Santa Fe Corp., 6.75%,
   07/15/2011                                            7,000,000     8,189,811
                                                                     -----------
MATERIALS 0.4%
Chemicals 0.4%
Dow Chemical Co., 5.25%, 05/14/2004                      5,000,000     5,020,725
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                               Principal
                                                                 Amount         Value
----------------------------------------------------------------------------------------
CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.7%
SBC Communications, Inc., 5.875%, 02/01/2012                  $ 3,625,000   $  3,968,099
Sprint Capital Corp., 6.875%, 11/15/2028                        4,250,000      4,429,550
                                                                            ------------
                                                                               8,397,649
                                                                            ------------
UTILITIES 0.9%
Electric Utilities 0.5%
Progress Energy, Inc., 7.75%, 03/01/2031                        1,000,000      1,212,578
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006     4,500,000      4,809,744
                                                                            ------------
                                                                               6,022,322
                                                                            ------------
Gas Utilities 0.4%
Consolidated Natural Gas Co., 5.375%, 11/01/2006                4,700,000      5,043,997
                                                                            ------------
      Total Corporate Bonds (cost $101,514,884)                              111,772,342
                                                                            ------------
MORTGAGE-BACKED SECURITIES 10.6%
FHLMC:
   4.50%, 09/15/2015-09/01/2033                                13,019,866     13,053,756
   5.50%, 11/01/2033                                              641,627        658,270
   5.51%, TBA #                                                 5,415,000      5,550,375
   6.00%, 04/01/2014                                            2,610,947      2,756,646
   6.50%, 02/15/2030                                            4,350,000      4,466,945
   8.50%, 09/01/2020                                              994,282      1,096,105
FNMA:
   4.50%, TBA #                                                 6,875,000      6,720,313
   4.90%, 01/01/2013                                            7,129,846      7,542,987
   5.00%, TBA #                                                10,675,000     10,975,234
   5.70%, 10/01/2008                                            6,880,113      7,524,647
   5.84%, 12/01/2008                                           10,142,266     11,193,038
   6.00%, 08/01/2006-09/01/2031                                21,344,435     22,458,499
   6.35%, 05/01/2011                                            1,459,352      1,635,269
   6.40%, 06/01/2009                                            4,217,592      4,756,252
   6.50%, 07/01/2032-08/01/2032                                 7,481,912      7,863,055
   7.00%, 06/01/2032                                            3,209,668      3,407,131
   7.19%, 05/01/2007                                            3,983,460      4,433,317
   7.50%, 02/25/2029-10/01/2031                                 3,546,638      3,852,008
GNMA:
   4.00%, 09/20/2029-07/20/2030                                 3,035,166      3,080,526
   5.50%, 11/15/2033                                            4,335,848      4,465,163
                                                                            ------------
      Total Mortgage-Backed Securities (cost $124,976,117)                   127,489,536
                                                                            ------------
U.S. TREASURY OBLIGATIONS 5.2%
U.S. Treasury Bonds:
   5.25%, 11/15/2028                                            7,695,000      8,126,643
   6.00%, 02/15/2026                                           18,875,000     21,889,111

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                              Principal
                                                                Amount        Value
--------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS continued
U.S. Treasury Notes:
   2.375%, 08/15/2006 ##                                     $28,990,000   $29,426,010
   5.00%, 08/15/2011                                           2,930,000     3,229,525
                                                                           -----------
      Total U.S. Treasury Obligations (cost $61,783,540)                    62,671,289
                                                                           -----------
YANKEE OBLIGATIONS - CORPORATE 0.3%
MATERIALS 0.3%
Metals & Mining 0.3%
Alcan Aluminum, Ltd., 6.125%, 12/15/2033 (cost $3,057,647)     3,000,000     3,174,492
                                                                           -----------

--------------------------------------------------------------------------------------
                                                                Shares        Value
--------------------------------------------------------------------------------------
COMMON STOCKS 61.4%
CONSUMER DISCRETIONARY 9.0%
Automobiles 0.1%
Toyota Motor Corp.                                                40,000     1,489,658
                                                                           -----------
Hotels, Restaurants & Leisure 1.4%
International Game Technology, Inc.                              222,000     9,981,120
Starbucks Corp. *                                                195,000     7,361,250
                                                                           -----------
                                                                            17,342,370
                                                                           -----------
Household Durables 1.1%
Black & Decker Corp.                                              52,331     2,979,727
Harman International Industries, Inc.                             65,000     5,174,000
Matsushita Electric Industrial Co., Ltd.                         185,000     2,855,306
Sharp Corp.                                                      100,000     1,784,326
                                                                           -----------
                                                                            12,793,359
                                                                           -----------
Internet & Catalog Retail 1.0%
Amazon.com, Inc. *(p)                                            135,000     5,842,800
eBay, Inc. *                                                      96,000     6,655,680
                                                                           -----------
                                                                            12,498,480
                                                                           -----------
Leisure Equipment & Products 0.1%
Eastman Kodak Co.                                                 39,793     1,041,383
                                                                           -----------
Media 1.9%
Comcast Corp., Class A *                                         224,913     6,270,575
Liberty Media Corp., Class A *                                   495,374     5,424,345
New York Times Co., Class A                                       32,867     1,452,721
News Corp., Ltd., ADR                                            115,096     3,649,694
Time Warner, Inc. *                                              395,108     6,661,521
                                                                           -----------
                                                                            23,458,856
                                                                           -----------
Multi-line Retail 1.1%
Nordstrom, Inc.                                                  137,500     5,486,250
Target Corp.                                                     160,000     7,206,400
                                                                           -----------
                                                                            12,692,650
                                                                           -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 1.3%
Barnes & Noble, Inc. *                                      86,227   $ 2,811,000
Best Buy Co., Inc.                                         110,000     5,689,200
Home Depot, Inc.                                           177,000     6,612,720
                                                                     -----------
                                                                      15,112,920
                                                                     -----------
Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc. *                                              121,000     4,959,790
Jones Apparel Group, Inc.                                   57,764     2,088,168
Liz Claiborne, Inc.                                        120,927     4,436,812
                                                                     -----------
                                                                      11,484,770
                                                                     -----------
CONSUMER STAPLES 3.2%
Beverages 1.3%
Anheuser-Busch Companies, Inc.                              65,974     3,364,674
Coca-Cola Co.                                               95,000     4,778,500
PepsiCo, Inc.                                              144,191     7,764,685
                                                                     -----------
                                                                      15,907,859
                                                                     -----------
Food & Staples Retailing 0.6%
Wal-Mart Stores, Inc.                                      109,340     6,526,505
                                                                     -----------
Food Products 0.2%
Kellogg Co.                                                 61,143     2,399,251
                                                                     -----------
Household Products 0.4%
Kimberly-Clark Corp.                                        30,684     1,936,160
Procter & Gamble Co.                                        30,987     3,249,917
                                                                     -----------
                                                                       5,186,077
                                                                     -----------
Tobacco 0.7%
Altria Group, Inc.                                         157,358     8,568,143
                                                                     -----------
ENERGY 4.1%
Energy Equipment & Services 0.6%
ENSCO International, Inc.                                   44,249     1,246,494
Halliburton Co.                                            136,916     4,160,877
Noble Corp. *                                               56,662     2,176,954
                                                                     -----------
                                                                       7,584,325
                                                                     -----------
Oil & Gas 3.5%
Apache Corp.                                                47,240     2,039,351
BP plc, ADR                                                107,373     5,497,498
ChevronTexaco Corp.                                         41,122     3,609,689
ConocoPhillips                                              59,054     4,122,560
Devon Energy Corp.                                          55,650     3,236,048
EOG Resources, Inc.                                         58,270     2,674,010
Exxon Mobil Corp.                                          269,282    11,199,438
Occidental Petroleum Corp.                                  41,265     1,900,253
XTO Energy, Inc.                                           307,294     7,756,094
                                                                     -----------
                                                                      42,034,941
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS 11.4%
Capital Markets 2.8%
Bank of New York Co., Inc.                                  95,000   $ 2,992,500
J.P. Morgan Chase & Co.                                    114,741     4,813,385
Merrill Lynch & Co., Inc.                                  193,509    11,525,396
Morgan Stanley                                             216,762    12,420,462
State Street Corp.                                          50,845     2,650,550
                                                                     -----------
                                                                      34,402,293
                                                                     -----------
Commercial Banks 3.7%
Bank of America Corp.                                      138,566    11,221,075
Bank One Corp.                                             126,249     6,883,096
PNC Financial Services Group, Inc.                          68,470     3,794,607
SunTrust Banks, Inc.                                        39,436     2,749,084
U.S. Bancorp                                               375,742    10,389,266
Wells Fargo & Co.                                          164,926     9,346,356
                                                                     -----------
                                                                      44,383,484
                                                                     -----------
Consumer Finance 0.9%
American Express Co.                                       206,961    10,730,928
                                                                     -----------
Diversified Financial Services 1.8%
Citigroup, Inc.                                            412,261    21,313,894
                                                                     -----------
Insurance 1.2%
Allstate Corp.                                              46,870     2,130,710
American International Group, Inc.                          82,697     5,900,431
Mitsui Marine & Fire Insurance Co., Ltd.                   285,000     3,030,955
SAFECO Corp.                                                72,317     3,121,925
                                                                     -----------
                                                                      14,184,021
                                                                     -----------
Thrifts & Mortgage Finance 1.0%
Sovereign Bancorp, Inc. (p)                                124,936     2,676,129
Washington Mutual, Inc.                                    217,726     9,299,077
                                                                     -----------
                                                                      11,975,206
                                                                     -----------
HEALTH CARE 8.9%
Biotechnology 0.5%
Genentech, Inc. *                                           56,500     5,978,830
                                                                     -----------
Health Care Equipment & Supplies 3.0%
Boston Scientific Corp. *                                  130,000     5,509,400
Guidant Corp.                                               87,400     5,538,538
Medtronic, Inc.                                            187,598     8,957,805
Saint Jude Medical, Inc. *                                  79,000     5,695,900
Stryker Corp.                                               71,000     6,285,630
Zimmer Holdings, Inc. *                                     49,500     3,652,110
                                                                     -----------
                                                                      35,639,383
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 0.4%
Aetna, Inc.                                                 46,173   $ 4,142,641
Anthem, Inc. *(p)                                           14,665     1,329,236
                                                                     -----------
                                                                       5,471,877
                                                                     -----------
Pharmaceuticals 5.0%
Abbott Laboratories, Inc.                                  149,205     6,132,325
Allergan, Inc.                                              40,000     3,366,400
AstraZeneca plc, ADR (p)                                   123,000     5,747,790
Bristol-Myers Squibb Co.                                    72,765     1,763,096
Forest Laboratories, Inc. *                                 57,500     4,118,150
Merck & Co., Inc.                                          136,988     6,053,500
Pfizer, Inc.                                               528,402    18,520,490
Shire Pharmaceuticals Group, ADR *                          76,130     2,240,506
Teva Pharmaceutical Industries, Ltd., ADR (p)               65,000     4,121,650
Wyeth                                                      199,083     7,475,567
                                                                     -----------
                                                                      59,539,474
                                                                     -----------
INDUSTRIALS 8.8%
Aerospace & Defense 1.1%
Boeing Co.                                                  50,000     2,053,500
Honeywell International, Inc.                              165,071     5,587,653
Northrop Grumman Corp.                                      50,813     5,001,016
                                                                     -----------
                                                                      12,642,169
                                                                     -----------
Airlines 0.8%
AMR Corp. *                                                450,000     5,728,500
Southwest Airlines Co.                                     250,000     3,552,500
                                                                     -----------
                                                                       9,281,000
                                                                     -----------
Commercial Services & Supplies 1.7%
Apollo Group, Inc., Class A *                               97,000     8,352,670
Career Education Corp. *                                    72,000     4,078,080
Cendant Corp.                                              160,000     3,902,400
Waste Management, Inc.                                     149,075     4,499,083
                                                                     -----------
                                                                      20,832,233
                                                                     -----------
Electrical Equipment 0.8%
Cooper Industries, Ltd., Class A                           105,000     6,003,900
Emerson Electric Co.                                        68,393     4,098,108
                                                                     -----------
                                                                      10,102,008
                                                                     -----------
Industrial Conglomerates 2.1%
3M Co.                                                      42,655     3,492,165
General Electric Co.                                       288,400     8,801,968
Tyco International, Ltd.                                   429,692    12,310,676
                                                                     -----------
                                                                      24,604,809
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Machinery 2.3%
Caterpillar, Inc.                                           50,000   $ 3,953,500
Deere & Co.                                                236,190    16,370,329
Illinois Tool Works, Inc.                                   43,741     3,465,599
Ingersoll-Rand Co., Ltd., Class A                           59,747     4,041,885
                                                                     -----------
                                                                      27,831,313
                                                                     -----------
INFORMATION TECHNOLOGY 10.8%
Communications Equipment 3.2%
Cisco Systems, Inc. *                                      490,000    11,524,800
Nokia Corp., ADR (p)                                       270,211     5,479,879
Nortel Networks Corp. *                                    825,000     4,900,500
QUALCOMM, Inc.                                             200,000    13,284,000
Research In Motion, Ltd. *                                  27,000     2,519,370
                                                                     -----------
                                                                      37,708,549
                                                                     -----------
Computers & Peripherals 1.8%
Dell, Inc. *                                               118,000     3,967,160
EMC Corp. *                                                375,000     5,103,750
Hewlett-Packard Co.                                        442,411    10,104,667
NEC Corp.                                                  220,000     1,807,554
                                                                     -----------
                                                                      20,983,131
                                                                     -----------
Electronic Equipment & Instruments 1.0%
Flextronics International, Ltd. *                          320,000     5,510,400
Ingram Micro, Inc., Class A *                              110,256     1,995,634
Thermo Electron Corp. *                                    135,480     3,831,374
                                                                     -----------
                                                                      11,337,408
                                                                     -----------
IT Services 0.3%
First Data Corp.                                            95,513     4,026,828
                                                                     -----------
Office Electronics 0.1%
Canon, Inc.                                                 27,000     1,396,842
                                                                     -----------
Semiconductors & Semiconductor Equipment 1.1%
Intel Corp.                                                282,500     7,684,000
Texas Instruments, Inc.                                    198,000     5,785,560
                                                                     -----------
                                                                      13,469,560
                                                                     -----------
Software 3.3%
Amdocs, Ltd. *                                             207,000     5,752,530
Cadence Design Systems, Inc. *                             242,900     3,580,346
Citrix Systems, Inc. *                                     210,000     4,540,200
Intuit, Inc. *                                              40,000     1,795,200
Microsoft Corp.                                            532,583    13,298,598
Oracle Corp. *                                             530,918     6,376,325
Symantec Corp. *                                            97,100     4,495,730
                                                                     -----------
                                                                      39,838,929
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
MATERIALS 2.7%
Chemicals 0.7%
Air Products & Chemicals, Inc.                              75,000   $ 3,759,000
PPG Industries, Inc.                                        81,955     4,777,976
                                                                     -----------
                                                                       8,536,976
                                                                     -----------
Metals & Mining 1.6%
Alcoa, Inc.                                                 60,000     2,081,400
Freeport-McMoRan Copper & Gold, Inc., Class B               39,548     1,545,931
Inco, Ltd. *(p)                                             75,000     2,597,250
JFE Holdings, Inc.                                          70,000     1,911,504
Peabody Energy Corp.                                        98,840     4,597,048
Phelps Dodge Corp. *                                        75,878     6,196,198
                                                                     -----------
                                                                      18,929,331
                                                                     -----------
Paper & Forest Products 0.4%
International Paper Co.                                    104,735     4,426,101
                                                                     -----------
TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 1.2%
ALLTEL Corp. (p)                                            28,342     1,413,982
BellSouth Corp.                                             24,547       679,706
Centurytel, Inc.                                           135,456     3,723,686
SBC Communications, Inc.                                    94,257     2,313,067
Telefonos de Mexico SA de CV, ADR (p)                       51,473     1,796,922
Verizon Communications, Inc.                               137,735     5,032,837
                                                                     -----------
                                                                      14,960,200
                                                                     -----------
Wireless Telecommunications Services 0.1%
Nextel Communications, Inc., Class A *                      36,543       903,709
                                                                     -----------
UTILITIES 1.2%
Electric Utilities 1.1%
Entergy Corp.                                               62,684     3,729,698
Exelon Corp.                                                92,889     6,397,265
PG&E Corp. *                                                53,631     1,553,690
Wisconsin Energy Corp.                                      31,130     1,000,830
                                                                     -----------
                                                                      12,681,483
                                                                     -----------
Multi-Utilities & Unregulated Power 0.1%
Scana Corp. (p)                                             40,833     1,443,447
                                                                     -----------
   Total Common Stocks (cost $611,136,089)                           735,676,963
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
March 31, 2004

                                                                  Shares          Value
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.3%
MUTUAL FUND SHARES 6.3%
Evergreen Institutional U.S. Government Money Market Fund (o)   50,609,928   $   50,609,928
Navigator Prime Portfolio (pp)                                  24,438,657       24,438,657
                                                                             --------------
   Total Short-Term Investments (cost $75,048,585)                               75,048,585
                                                                             --------------
Total Investments (cost $1,100,404,908) 103.5%                                1,240,096,170
Other Assets and Liabilities (3.5%)                                             (41,802,235)
                                                                             --------------
Net Assets 100.0%                                                            $1,198,293,935
                                                                             --------------

*    Non-income producing security

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(h) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan.

(n) Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

#    When-issued security

## All or a portion of the security has been segregated for when-issued securities.

144A Security that may be resold to qualified institutional buyers under Rule
     144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:

ADR   American Depository Receipt

FHLMC Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

REIT  Real Estate Investment Trust

TBA   To Be Announced

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2004

--------------------------------------------------------------------------------
Assets
Identified cost of securities                                    $1,100,404,908
Net unrealized gains on securities                                  139,691,262
--------------------------------------------------------------------------------
Market value of securities                                        1,240,096,170
Foreign currency, at value (cost $8,321)                                  8,436
Receivable for securities sold                                       17,179,153
Receivable for Fund shares sold                                         112,430
Dividends and interest receivable                                     3,959,261
Receivable for securities lending income                                  6,293
Prepaid expenses and other assets                                        28,143
--------------------------------------------------------------------------------
   Total assets                                                   1,261,389,886
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     35,753,637
Payable for Fund shares redeemed                                      2,449,837
Payable for securities on loan                                       24,438,657
Advisory fee payable                                                     21,956
Distribution Plan expenses payable                                       18,092
Due to other related parties                                             11,437
Accrued expenses and other liabilities                                  402,335
--------------------------------------------------------------------------------
   Total liabilities                                                 63,095,951
--------------------------------------------------------------------------------
Net assets                                                       $1,198,293,935
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                  $1,200,478,123
Undistributed net investment income                                     125,511
Accumulated net realized losses on securities and
   foreign currency related  transactions                          (142,002,290)
Net unrealized gains on securities and foreign
   currency related transactions                                    139,692,591
--------------------------------------------------------------------------------
Total net assets                                                 $1,198,293,935
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                       $  407,310,685
   Class B                                                          438,901,495
   Class C                                                          100,622,406
   Class I                                                          251,459,349
--------------------------------------------------------------------------------
Total net assets                                                 $1,198,293,935
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           24,514,875
   Class B                                                           26,562,466
   Class C                                                            6,093,352
   Class I                                                           15,137,990
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                       $        16.61
   Class A -- Offering price
      (based on sales charge of 5.75%)                           $        17.62
   Class B                                                       $        16.52
   Class C                                                       $        16.51
   Class I                                                       $        16.61
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended March 31, 2004

--------------------------------------------------------------------------------
Investment income
Interest                                                           $ 22,023,828
Dividends (net of foreign withholding taxes of $43,168)              12,176,358
--------------------------------------------------------------------------------
Total investment income                                              34,200,186
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          8,503,627
Distribution Plan expenses
   Class A                                                            1,182,308
   Class B                                                            4,901,548
   Class C                                                            1,091,145
Administrative services fee                                           1,284,241
Transfer agent fees                                                   5,009,497
Trustees' fees and expenses                                              32,572
Printing and postage expenses                                           183,559
Custodian and accounting fees                                           307,158
Registration and filing fees                                             55,604
Professional fees                                                        28,274
Other                                                                   104,031
--------------------------------------------------------------------------------
   Total expenses                                                    22,683,564
   Less: Expense reductions                                              (4,364)
      Expense reimbursements                                             (1,562)
--------------------------------------------------------------------------------
   Net expenses                                                      22,677,638
--------------------------------------------------------------------------------
Net investment income                                                11,522,548
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                        69,382,088
   Foreign currency related transactions                                (18,022)
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency related
   transactions                                                      69,364,066
Net change in unrealized gains or losses on securities and
   foreign currency related transactions                            170,119,960
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   foreign currency related transactions                            239,484,026
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $251,006,574
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Year Ended March 31,
                                         -----------------------------------------------------------
                                                     2004                          2003
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                 $   11,522,548                 $   20,964,192
Net realized gains or losses on
   securities and foreign currency
   related transactions                                   69,364,066                   (185,198,784)
Net change in unrealized gains or
   losses on securities and foreign
   currency related transactions                         170,119,960                    (85,419,355)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                             251,006,574                   (249,653,947)
----------------------------------------------------------------------------------------------------
Distributions to shareholders
from
Net investment income
   Class A                                                (4,583,725)                    (5,901,102)
   Class B                                                (2,037,705)                    (5,961,762)
   Class C                                                  (464,109)                    (1,170,127)
   Class I                                                (4,200,028)                    (6,514,028)
----------------------------------------------------------------------------------------------------
   Total distributions to shareholders                   (11,285,567)                   (19,547,019)
----------------------------------------------------------------------------------------------------
                                           Shares                         Shares
Capital share transactions
Proceeds from shares sold
   Class A                                1,329,765       20,504,957     2,248,773       32,180,136
   Class B                                  449,776        6,894,464     1,132,769       16,619,239
   Class C                                   87,371        1,332,360       209,039        3,015,619
   Class I                                2,055,863       31,455,829     2,864,504       41,191,395
----------------------------------------------------------------------------------------------------
                                                          60,187,610                     93,006,389
----------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                  273,022        4,331,770       385,389        5,499,345
   Class B                                  123,012        1,935,235       398,917        5,679,434
   Class C                                   26,372          414,970        73,730        1,047,721
   Class I                                  234,659        3,710,407       412,284        5,894,226
----------------------------------------------------------------------------------------------------
                                                          10,392,382                     18,120,726
----------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                                4,100,014       62,960,093     8,182,406      117,967,547
   Class B                               (4,126,554)     (62,960,093)   (8,238,342)    (117,967,547)
----------------------------------------------------------------------------------------------------
                                                                   0                              0
----------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                               (6,518,236)    (101,811,010)  (11,514,757)    (167,534,672)
   Class B                               (7,579,932)    (116,875,329)  (16,428,219)    (235,375,054)
   Class C                               (2,089,612)     (32,297,850)   (3,240,365)     (46,868,361)
   Class I                               (9,050,144)    (141,255,482)   (9,645,156)    (141,581,614)
----------------------------------------------------------------------------------------------------
                                                        (392,239,671)                  (591,359,701)
----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                      (321,659,679)                  (480,232,586)
----------------------------------------------------------------------------------------------------
Total decrease in net assets                             (81,938,672)                  (749,433,552)
Net assets
Beginning of period                                    1,280,232,607                  2,029,666,159
----------------------------------------------------------------------------------------------------
End of period                                         $1,198,293,935                 $1,280,232,607
----------------------------------------------------------------------------------------------------
Undistributed (overdistributed)
   net investment income                              $      125,511                 $     (114,312)
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Foundation Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and mortgage paydown gains and losses.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate starting at 0.725% and declining to 0.550% as average daily net assets increase.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended March 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $1,562.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended March 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.39% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended March 31, 2004, the Fund paid brokerage commissions of $759,696 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended March 31, 2004:

     Cost of Purchases             Proceeds from Sales
-----------------------------------------------------------
    U.S.         Non-U.S.         U.S.          Non-U.S.
 Government     Government     Government      Government
-----------------------------------------------------------
$866,249,720   $927,430,659   $784,192,020   $1,207,117,025
-----------------------------------------------------------

During the year ended March 31, 2004, the Fund loaned securities to certain brokers. At March 31, 2004, the value of securities on loan and the value of collateral amounted to $23,963,350 and $24,438,657, respectively. During the year ended March 31, 2004, the Fund earned $35,067 in income from securities lending which is included in dividend income on the Statement of Operations.

On March 31, 2004, the aggregate cost of securities for federal income tax purposes was $1,110,515,993. The gross unrealized appreciation and depreciation on securities based on tax cost was $145,292,274 and $15,712,097, respectively, with a net unrealized appreciation of $129,580,177.

As of March 31, 2004, the Fund had $131,889,876 in capital loss carryovers for federal income tax purposes with $19,206,168 expiring in 2010, $96,896,643 expiring in 2011 and $15,787,065 expiring in 2012.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

For income tax purposes, currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of March 31, 2004, the Fund incurred and will elect to defer post-October currency losses of $16,670.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

 Undistributed     Unrealized    Capital Loss
Ordinary Income   Appreciation     Carryover
---------------------------------------------
   $125,511       $129,580,177   $131,889,876
---------------------------------------------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended March 31, 2004 and March 31, 2003 were $11,285,567and $19,547,019, respectively, of ordinary income.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended March 31, 2004, the Fund had no borrowings under this agreement.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

11. SUBSEQUENT EVENTS

Effective April 1, 2004, EIMC is paid an annual fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increases.

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Foundation Fund, a series of Evergreen Equity Trust, as of March 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Foundation Fund, as of March 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                [GRAPHIC OMITTED]

Boston, Massachusetts
May 7, 2004

ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 91.69% of ordinary income dividends paid during the fiscal year ended March 31, 2004 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended March 31, 2004, the Fund designates 98.67% of ordinary income and short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III            Principal occupations: Investment Counselor,
Trustee                          Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                  advice); Director, The Andover Companies
Term of office since: 1991       (insurance); Trustee, Arthritis Foundation of
Other directorships: None        New England; Director, The Francis Ouimet
                                 Society; Former Director, Health Development
                                 Corp. (fitness-wellness centers); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust;
                                 Former Investment Counselor, Appleton Partners,
                                 Inc. (investment advice); Former Director,
                                 Executive Vice President and Treasurer, State
                                 Street Research & Management Company
                                 (investment advice)

--------------------------------------------------------------------------------

K. Dun Gifford                   Principal occupations: Chairman and President,
Trustee                          Oldways Preservation and Exchange Trust
DOB: 10/23/1938                  (education); Trustee, Treasurer and Chairman of
Term of office since: 1974       the Finance Committee, Cambridge College;
Other directorships: None        Former Chairman of the Board, Director, and
                                 Executive Vice President, The London Harness
                                 Company (leather goods purveyor); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust

--------------------------------------------------------------------------------

Dr. Leroy Keith, Jr.             Principal occupations: Partner, Stonington
Trustee                          Partners, Inc. (private investment firm);
DOB: 2/14/1939                   Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983       Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,    Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix     Chief Executive Officer, Carson Products
Multi-Portfolio Fund, and The    Company (manufacturing); Director, Obagi
Phoenix Big Edge Series Fund     Medical Products Co.; Director, Lincoln
                                 Educational Services; Director, Diversapack
                                 Co.; Former President, Morehouse College;
                                 Former Director, Mentor Income Fund, Inc.;
                                 Former Trustee, Mentor Funds and Cash Resource
                                 Trust

--------------------------------------------------------------------------------

Gerald M. McDonnell              Principal occupations: Manager of Commercial
Trustee                          Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                   (steel producer); Former Sales and Marketing
Term of office since: 1988       Management, Nucor Steel Company; Former
Other directorships: None        Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust

--------------------------------------------------------------------------------

William Walt Pettit              Principal occupations: Partner and Vice
Trustee                          President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                   Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984       Former Trustee, Mentor Funds and Cash Resource
Other directorships: None        Trust

--------------------------------------------------------------------------------

David M. Richardson              Principal occupations: President, Richardson,
Trustee                          Runden & Company (executive recruitment
DOB: 9/19/1941                   business development/consulting company);
Term of office since: 1982       Consultant, Kennedy Information, Inc.
Other directorships: None        (executive recruitment information and research
                                 company); Consultant, AESC (The Association of
                                 Retained Executive Search Consultants);
                                 Trustee, NDI Technologies, LLP
                                 (communications); Director, J&M Cumming Paper
                                 Co. (paper merchandising); Former Vice
                                 Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income
                                 Fund, Inc.; Former Trustee, Mentor Funds and
                                 Cash Resource Trust

--------------------------------------------------------------------------------

Dr. Russell A. Salton III        Principal occupations: President/CEO, AccessOne
Trustee                          MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                    Resource Associates, Inc.; Former Medical
Term of office since: 1984       Director, U.S. Health Care/Aetna Health
Other directorships: None        Services; Former Director, Mentor Income Fund,
                                 Inc.; Former Trustee, Mentor Funds and Cash
                                 Resource Trust

--------------------------------------------------------------------------------

Michael S. Scofield              Principal occupations: Attorney, Law Offices of
Trustee                          Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                   Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984       and Cash Resource Trust
Other directorships: None

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------

Richard J. Shima                 Principal occupations: Independent Consultant;
Trustee                          Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                   Joseph College (CT); Director, Hartford
Term of office since: 1993       Hospital; Trustee, Greater Hartford YMCA;
Other directorships: None        Former Director, Enhance Financial Services,
                                 Inc.; Former Director, Old State House
                                 Association; Former Director of CTG Resources,
                                 Inc. (natural gas); Former Director, Mentor
                                 Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

--------------------------------------------------------------------------------

Richard K. Wagoner, CFA(2)       Principal occupations: Member and Former
Trustee                          President, North Carolina Securities Traders
DOB: 12/12/1937                  Association; Member, Financial Analysts
Term of office since: 1999       Society; Former Consultant to the Boards of
Other directorships: None        Trustees of the Evergreen funds; Former
                                 Trustee, Mentor Funds and Cash Resource Trust

--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)               Principal occupations: President, Chief
President                        Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                   Evergreen Investment Company, Inc. and
Term of office since: 2003       Executive Vice President, Wachovia Bank, N.A.

--------------------------------------------------------------------------------

Carol Kosel(4)                   Principal occupations: Senior Vice President,
Treasurer                        Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999

--------------------------------------------------------------------------------

Michael H. Koonce(4)             Principal occupations: Senior Vice President
Secretary                        and General Counsel, Evergreen Investment
DOB: 4/20/1960                   Services, Inc.; Senior Vice President and
Term of office since: 2000       Assistant General Counsel, Wachovia Corporation

--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to 200 Berkeley Street, 26th Floor, Boston, MA 02116, Attention: Secretary, Evergreen Funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $249.1 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800.343.2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of March 31, 2004

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                service areas. The award symbolizes the achievement of the
Service             highest tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                              566391 rv1 5/2004

                    ANNUAL REPORT FOR EVERGREEN TAX STRATEGIC
                                FOUNDATION FUND

                                OCTOBER 31, 2004

Evergreen


TAX STRATEGIC FOUNDATION FUND


Annual Report
as of October 31, 2004





table of contents


        1       LETTER TO SHAREHOLDERS
        4       FUND AT A GLANCE
        5       PORTFOLIO MANAGER COMMENTARY
        6       ABOUT YOUR FUND'S EXPENSES
        7       FINANCIAL HIGHLIGHTS
        11      SCHEDULE OF INVESTMENTS
        19      STATEMENT OF ASSETS AND LIABILITIES
        20      STATEMENT OF OPERATIONS
        21      STATEMENTS OF CHANGES IN NET ASSETS
        22      NOTES TO FINANCIAL STATEMENTS
        28      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        29      ADDITIONAL INFORMATION
        32      TRUSTEES AND OFFICERS


This  annual  report  must be preceded or  accompanied  by a  prospectus  of the
Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 800.343.2898, by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov. Information relating to how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov. Mutual Funds:

        NOT FDIC INSURED        MAY LOSE VALUE  NOT BANK GUARANTEED
Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.
Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116





LETTER TO SHAREHOLDERS
December 2004


Dear Shareholder,


We are pleased to provide the annual report for the Evergreen Tax Strategic Foundation Fund, which covers the twelve-month period ended October 31, 2004. The past twelve months have witnessed dramatic changes within the financial markets. New tax laws spurred increased risk appetites for businesses and consumers. Gross Domestic Product ("GDP") and corporate profits exceeded expectations, only to be followed by more moderate levels of growth. The Federal Reserve sounded the drums, and then eventually began to remove excess stimulus. International economies regained their footing, enabling many foreign bourses to strengthen. The weaker U.S. dollar presented opportunities, and challenges, for a variety of investors. Global commodity prices alternately surged, moderated, and then renewed their climb. A rancorous political season and the uncertain geopolitical environment accompanied these developments. Throughout this tumultuous period, our portfolio management teams


Dennis H. Ferro
President and Chief Executive Officer


endeavored to provide our diversified investors with sound fundamental analysis and investment decision making. The investment period began on the heels of a dramatic turnaround in the equity markets. Clarity on the war in Iraq and the changes in the tax laws had previously moved the markets, and this upward momentum was likely susceptible to disappointment. In addition, after openly discussing their fears of deflation, the Federal Reserve Board was discussing the possibility of 4% GDP growth in 2004. The bond market had responded with a violent, 150 basis point swing in the yield of the 10-year Treasury during the summer of 2003, and interest


1



LETTER TO SHAREHOLDERS continued



rate volatility had begun to settle down at the onset of the investment period. At this juncture, our Investment Strategy Committee had to make two important determinations. First, were the fundamentals supportive of continued growth in equities? And second, would the Federal Reserve be able to deliver on its goal of a "measured" removal of policy accommodation? After careful thought and spirited debate, we decided that the fundamentals were capable of supporting more moderate levels of growth in the equity markets and that this moderation in growth would provide the Federal Reserve with the cover to gradually nudge up interest rates without crippling the expansion. We believed this period of more moderate growth would be unlike that of the previous year, when the rising tide lifted many boats. In this range-bound market, specific stock selection and sector emphasis would likely rule the day, as active management would play a critical role in the expected period of rising rates. For example, the Utilities and Telecom sectors, despite the more aggressive Federal Reserve, managed to deliver solid returns given the reduction in dividend tax rates. Other sectors faced challenges, such as the political uncertainty and the potential impact to the Healthcare stocks. Double-digit profit gains were also not enough to support Technology, which struggled with valuation concerns after the previous year's gains. Given these developments, diversification strategies were critical for successful portfolio performance. Indeed, those investors exposed to other asset classes, such as municipal securities and commodities, managed to generate positive momentum for their overall portfolios through the time-tested practice of proper asset allocation. International diversification would also prove important in this environment. With many international growth rates in GDP and profits at a premium to those in the U.S., along with P/E discounts to many domestic companies, the fundamentals supported growth for international equities. Higher interest rates abroad also enabled international bonds to generate solid returns, and the weaker dollar served

2





LETTER TO SHAREHOLDERS continued



to enhance the total return potential for foreign investments after adjusting for currency translation. As always, we encourage our investors to maintain their long-term diversification strategies within their overall investment portfolios. Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/AnnualUpdates, from our Web site. Thank you for your continued support of Evergreen Investments. Sincerely,






Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.


Special Notice to Shareholders: Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael
S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

3





FUND AT A GLANCE
as of October 31, 2004


MANAGEMENT TEAM



PERFORMANCE AND RETURNS
Portfolio inception date: 11/2/1993
                                 Class A         Class B         Class           Class I
Class inception date            1/17/1995       1/6/1995        3/3/1995        11/2/1993



Nasdaq symbol                    ETSAX           ETSBX           ETSCX           ETSYX
Average annual return*
1-year with sales charge        0.54%            0.93%           4.90%            N/A
1-year w/o sales charge         6.69%            5.93%           5.90%            7.00%
5-year                          0.71%            0.80%           1.18%            2.21%
10-year                         6.88%            6.77%           6.76%            7.81%


* Adjusted for maximum applicable sales charge, unless noted. Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.




Mathew M. Kiselak
Tax Exempt Fixed Income Team
Lead Manager



William E. Zieff
Global Structured Products Team
Lead Manager



LONG-TERM GROWTH




------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Tax Strategic Foundation     S&P 500                      LBMBI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/1994            $9,424                       $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/1995            $11,684                      $12,644                      $11,565
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/1996            $13,458                      $15,691                      $12,241
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/1997            $16,183                      $20,729                      $13,330
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/1998            $16,931                      $25,288                      $14,574
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/1999            $17,688                      $31,779                      $14,652
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/2000            $18,985                      $33,715                      $15,721
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/2001            $17,105                      $25,319                      $18,010
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                    10/31/2002            $16,243                      $21,494                      $19,070
------------------------------- ---------------------------- ---------------------------- ----------------------------




CURRENT INVESTMENT STYLE

Comparison of a $10,000 investment in the Evergreen Tax Strategic Foundation Fund Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI) The LBMBI and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2004. The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.


The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

4





PORTFOLIO MANAGER COMMENTARY


The fund's Class A shares returned 6.69% for the twelve-month period ended October 31, 2004, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 6.03% and the Standard & Poor's 500 Index (S&P 500) returned 9.42%. In the equity market, stock prices rose early in the fiscal year in a favorable investment environment highlighted by robust economic growth, strong earnings gains, low interest rates and mild inflation. While economic and earnings growth continued later in the period, equities realized only modest gains, however. In managing the equity portfolio, the fund used a diversified equity strategy that invested in both value and growth oriented companies. The strategy is built upon a disciplined stock selection process using proprietary quantitative indicators combined with qualitative review. In the management of both the equity and fixed income portfolios, emphasis was placed on limiting the tax consequences of any transactions, rather than on generating the maximum total return. This focus on tax efficiency limited the fund's total return relative to the benchmarks. In addition, in the equity portfolio, a slight overweight position in information technology also held back performance relative to the indices during the period as technology shares underperformed. Moreover, several stock selections in the technology and telecommunications services sectors affected performance negatively. Overall stock selection added positively to performance, led by selections within the financials and materials sectors. Most of the outperformance in financials came from selection in banks, especially the decision to overweight Countrywide Financial and Golden West Financial. In terms of sector allocation, the decision to moderately overweight energy stocks added most to performance as the sector outperformed. In managing the fixed income portfolio, management focused on stability of net asset value and generation of tax-exempt income, rather than on achieving maximum total return. During the period, short-term yields tended to rise, influenced by the actions of the Federal Reserve Board to raise the fed funds rate, starting in June 2004. The yield curve flattened during the period as longer term yields declined slightly, resulting in outperformance by longer-maturity bonds. Average credit quality of the portfolio was AAA throughout the period. The fund's investments were concentrated in longer maturity bonds, which tended to help performance. At the end of the fiscal year, average maturity was 12.44 years and average duration was 4.04 years.


ClassI shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment. The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders. The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes. All data is as of October 31, 2004, and subject to change.


5





ABOUT YOUR FUND'S EXPENSES


The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004. The example illustrates your fund's costs in two ways:

>       Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. > Hypothetical example for comparison purposes


The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                Beginning       Ending
                Account Account Expenses
                Value   Value   Paid During
                5/1/2004        10/31/2004      Period*
        Actual
        Class A $       1,000.00        $       1,036.01        $       6.40
        Class B $       1,000.00        $       1,032.68        $       9.96
        Class C $       1,000.00        $       1,032.39        $       9.96
        Class I $       1,000.00        $       1,038.08        $       4.87
        Hypothetical
        (5% return
        before expenses)
        Class A $       1,000.00        $       1,018.85        $       6.34
        Class B $       1,000.00        $       1,015.33        $       9.88
        Class C $       1,000.00        $       1,015.33        $       9.88
        Class I $       1,000.00        $       1,020.36        $       4.82
* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 1.95% for Class B, 1.95% for Class C and 0.95% for Class I), multiplied by the average account value over the period, multiplied by 184 / 366 days.

6





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)




                                                      Year    Ended October 31,         Year Ended March 31,
                                              CLASS A 20041   2003    20022   2002    2001   2000
Net asset value, beginning of period                 $15.03  $13.65  $14.93  $15.18  $17.18  $16.17
Income from investment operations
Net investment income                                 0.31    0.27    0.19    0.34    0.35    0.36
Net realized and unrealized gains or
losses on securities and futures contracts            0.69    1.38    (1.31)  (0.25)  (2.00)  1.00
Total from investment operations                      1.00    1.65    (1.12)  0.09    (1.65)  1.36
Distributions to shareholders from
Net investment income                                (0.32)  (0.27)  (0.16)  (0.34)  (0.35)  (0.35)
Net asset value, end of period                       $15.71  $15.03  $13.65  $14.93  $15.18  $17.18
Total return3                                        6.69%   12.22%  (7.52%) 0.62%   (9.69%) 8.54%
Ratios and supplemental data
Net assets, end of period (millions)                 $ 48    $ 36     $ 35    $ 44    $ 57    $ 78
Ratios to average net assets
Expenses4                                            1.33%    1.39%   1.36%5   1.31%   1.29%   1.30%
Net investment income                                2.01%   1.89%  2.21%5   2.19%   2.10%  2.15%
Portfolio turnover rate                              27%     40%     18%     21%     31%    120%


1 Net investment income is based on average shares outstanding during the period.
2 For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
3 Excluding applicable sales charges
4 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
5 Annualized
See Notes to Financial Statements
7



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                               Year Ended October 31,                   Year Ended March 31,

                                                     CLASS B  2004    2003    20021  2002    2001    2000
Net asset value, beginning of period                 $15.00  $13.62  $14.90  $15.16  $17.14  $16.14
Income from investment operations
Net investment income                                 0.20     0.16   0.12    0.22     0.23   0.23
Net realized and unrealized gains or losses
on securities and futures contracts                   0.69    1.39    (1.29)  (0.25)  (1.98)  1.00
Total from investment operations                      0.89    1.55     (1.17) (0.03) (1.75)   1.23
Distributions to shareholders from
Net investment income                                (0.20)   (0.17)  (0.11)  (0.23)  (0.23)   (0.23)
Net asset value, end of period                       $15.69  $15.00  $13.62  $14.90  $15.16    $17.14
Total return2                                        5.93%    11.49%  (7.89%) (0.21%) (10.30%) 7.69%
Ratios and supplemental data
Net assets, end of period (millions)                 $ 49    $ 81     $ 95    $ 125   $ 155  $ 209
Ratios to average net assets
Expenses3                                            2.05%   2.11%   2.11%4  2.06%   2.04%   2.05%
Net investment income                                1.28%   1.17%   1.46%4  1.44%    1.35%  1.39%
Portfolio turnover rate                               27%     40%     18%     21%     31%     120%
1 For the seven months ended October 31, 2002.
The Fund changed its fiscal year end from March 31 to October 31, effective
 October 31, 2002.
2 Excluding applicable sales charges
3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
4 Annualized
See Notes to Financial Statements
8




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                Year Ended October 31,                   Year Ended March 31,
                                           CLASS C  20041      2003         20022    2002    2001    2000


Net asset value, beginning of period                $14.98     $13.61      $14.88  $15.14  $17.12  $16.11
Income from investment operations
Net investment income                               0.20    0.15    0.12    0.22    0.23    0.23
Net realized and unrealized gains or losses on
 securities and futures contracts                   0.68 1.39 (1.28) (0.25) (1.98)   1.01
Total from investment operations                    0.88    1.54    (1.16)  (0.03)  (1.75)  1.24
Distributions to shareholders from
Net investment income                               (0.20)  (0.17)  (0.11)  (0.23)  (0.23)  (0.23)
Net asset value, end of period                     $15.66  $14.98  $13.61   $14.88  $15.14  $17.12
Total return3                                      5.90%   11.42%  (7.83%)  (0.21%) (10.31%) 7.77%
Ratios and supplemental data
Net assets, end of period (millions)               $ 10    $ 12    $ 16    $ 21    $ 28    $ 37
Ratios to average net assets
Expenses4                                           2.04%   2.11%   2.11%5  2.06%   2.04%   2.05%
Net investment income                              1.29%   1.17%   1.46%5  1.44%   1.35%   1.39%
Portfolio turnover rate                            27%     40%     18%     21%     31%     120%
1 Net investment income is based on average shares outstanding during the period.
2 For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
3 Excluding applicable sales charges
4 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
5 Annualized
See Notes to Financial Statements
9


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                              Year Ended October 31,                     Year Ended March 31,
CLASS I1                                       20042        20032       20022,3         2002    2001    20002



Net asset value, beginning of period           $15.08        $13.69      $14.96        $15.22   $17.22  $16.20
Income from investment operations
Net investment income                             0.35         0.31       0.20          0.52     0.46   0.40
Net realized and unrealized gains or losses on
securities and futures contracts                  0.70          1.39     (1.29)         (0.40)  (2.06)  1.02
Total from investment operations                  1.05          1.70     (1.09)           0.12   (1.60) 1.42
Distributions to shareholders from
Net investment income                            (0.37)         (0.31)   (0.18)         (0.38)  (0.40)  (0.40)
Net asset value, end of period                   $15.76         $15.08   $13.69         $14.96  $15.22  $17.22
Total return                                       7.00%        12.55%   (7.32%)         0.82%  (9.44%)  8.86%
Ratios and supplemental data
Net assets, end of period (millions)                $ 2            $ 2   $ 3               $ 4   $ 5     $ 8
Ratios to average net assets
Expenses4                                         1.05%           1.11%  1.11%5           1.06%  1.04%   1.04%
Net investment income                             2.28%            2.17%  2.45%5          2.44%  2.35%   2.42%
Portfolio turnover rate         27%     40%     18%     21%     31%     120%
1 Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
2 Net investment income per share is based on average shares outstanding during the period.
3 For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
4 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
5 Annualized
See Notes to Financial Statements
10





SCHEDULE OF INVESTMENTS
October 31, 2004                                                                   Principal
                                                                                   Amount Value


MUNICIPAL OBLIGATIONS  51.3%
AIRPORT  1.0%
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020, (Insd. by FGIC)               $ 1,000,000     $       1,119,960
EDUCATION  1.1%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj.,
Ser. A, 5.75%, 10/01/2019, (Insd. by FGIC)                                        1,000,000             1,140,520
GENERAL OBLIGATION - LOCAL  9.7%
Clark Cnty., WA Sch. Dist. 117 GO, 5.50%, 12/01/2016, (Insd. by FSA)             1,500,000              1,698,870
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)                              3,025,000              3,372,270
New York, NY GO:
        Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA)                               2,500,000               2,714,500
        FRN, Ser. A, 1.64%, 11/01/2024, (Insd. by AMBAC)                           400,000                 400,000
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014, (Insd. by AMBAC)                   2,000,000               2,253,400
                                10,439,040
GENERAL OBLIGATION - STATE  4.2%
Nevada GO, Colorado River Commission Pwr. Delivery,
Ser. A, 5.625%, 09/15/2024, (Insd. by FGIC)                                      4,010,000               4,490,919
HOSPITAL  6.8%
New York, NY Hlth. & Hosp. Corp. RB, Hlth. Sys.,
Ser. A, 5.125%, 02/15/2014, (Insd. by AMBAC)                                     2,000,000               2,137,320
Oklahoma Indl. Auth. RRB, Hlth. Sys.,
Ser. A, 6.25%, 08/15/2015, (Insd. by MBIA)                                       4,010,000               4,603,119
Salt Lake City, UT Hosp. RB, IHC Hosp., Inc.,
6.30%, 02/15/2015, (Insd. by MBIA)                                                 500,000                 601,925
                                                                                                         7,342,364
HOUSING  1.5%
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. B, 6.25%,
09/01/2015, (Insd. by GNMA & FNMA)              1                                   95,000                  198,280
New York Mtge. Agcy. SFHRRB, Ser. 63, 5.60%, 04/01/2010                             500,000                 529,750
North Carolina HFA SFHRB, 5.80%, 09/01/2012, (Insd. by FHA)                         430,000                 456,845
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, 5.85%, 04/01/2009,
(Insd. by GNMA, FNMA & FHLMC)                                                       350,000                  360,055
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016,
(Insd. by FHA)                                                                       90,000                   90,014
                                                                                                           1,634,944
LEASE  5.2%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj.,
6.00%, 11/01/2015, (Insd. by AMBAC)                                                2,000,000               2,320,300
Hillsborough Cnty., FL Sch. Board COP, Master Lease Proj.,
Ser. A, 5.375%, 07/01/2021, (Insd. by MBIA)                                        2,500,000               2,722,750
St. Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr.,
Ser. A, 5.95%, 02/15/2016, (Insd. by AMBAC)                                          500,000                 535,615
                                                                                                           5,578,665
PORT AUTHORITY  5.1%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022, (Insd. by MBIA)               5,000,000               5,523,550



See Notes to Financial Statements


11


SCHEDULE OF INVESTMENTS continued
October 31, 2004                                                                            Principal
                                                                                         Amount  Value


MUNICIPAL OBLIGATIONS  continued
PRE-REFUNDED  1.6%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)               $ 1,095,000     $       1,334,499
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                         370,000               426,336
                                1,760,835
RESOURCE RECOVERY  2.5%
Washington Pub. Pwr. Supply Sys. RRB, Nuclear Proj.,
Ser. C, 5.50%, 07/01/2017, (Insd. by MBIA)                                              2,500,000            2,680,900
SALES TAX  2.6%
California Economic Recovery RB, FRN, Ser. C, 1.66%, 07/01/2023,
(SPA: Bank of America)                                                                  2,800,000            2,800,000
SPECIAL TAX  2.1%
Washington, DC Convention Ctr. Auth. RB, 5.25%, 10/01/2014,
(Insd. by AMBAC)                                                                        2,000,000            2,198,700
TRANSPORTATION  4.9%
New Jersey Tpke. Auth. RRB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)                    305,000               375,534
New York, NY Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019, (Insd. by AMBAC)              2,500,000               2,840,275
Wisconsin Trans. RB, Ser. A, 5.50%, 07/01/2016, (Insd. by FGIC)                         1,800,000               2,046,096
                                5,261,905
WATER & SEWER  3.0%
New York Env. Facs. Clean Wtr. & Drinking RRB, 6.00%, 06/15/2017                         2,885,000              3,270,927
                Total Municipal Obligations  (cost $49,024,556)                                                55,243,229
        Shares  Value
COMMON STOCKS  48.3%
CONSUMER DISCRETIONARY  5.5%
Auto Components  0.1%
Johnson Controls, Inc.                                                                        3,131              179,563
Hotels, Restaurants & Leisure  0.8%
Carnival Corp.                                                                                6,348              320,955
Darden Restaurants, Inc.                                                                      7,527              184,412
Yum! Brands, Inc.                                                                             7,481              325,423
                                                                                                                 830,790
Household Durables  0.6%
Black & Decker Corp.                                                                           5,507             442,102
Fortune Brands, Inc.                                                                           2,574             187,438
                                                                                                                 629,540
Media  1.9%
Comcast Corp., Class A *                                                                       5,182             152,869
Fox Entertainment Group, Inc., Class A *                                                       6,921             205,277
McGraw-Hill Companies, Inc.                                                                    2,885             248,831
Time Warner, Inc. *                                                                           52,489             873,417
Walt Disney Co.                                                                               22,548             568,660
                                                                                                               2,049,054
See Notes to Financial Statements


12

SCHEDULE OF INVESTMENTS continued
October 31, 2004
                                                                                                Shares           Value



COMMON STOCKS  continued
CONSUMER DISCRETIONARY  continued
Multi-line Retail  0.3%
Nordstrom, Inc.                                                                                7,410             $   319,964
Specialty Retail  1.8%
Best Buy Co., Inc.                                                                             6,866                 406,605
Home Depot, Inc.                                                                              15,014                 616,775
Limited Brands, Inc.                                                                          16,171                 400,717
Lowe's Companies, Inc.                                                                         3,931                 221,237
Michaels Stores, Inc.                                                                         10,420                 303,222
                                                                                                                   1,948,556
CONSUMER STAPLES  5.0%
Beverages  0.5%
Pepsi Bottling Group, Inc.                                                                    12,322                 345,509
PepsiCo, Inc.                                                                                  3,838                 190,288
                                                                                                                     535,797
Food & Staples Retailing  1.8%
Costco Wholesale Corp.                                                                          7,432                356,290
CVS Corp.                                                                                      10,303                447,768
SUPERVALU, Inc.                                                                                 5,195                153,201
Wal-Mart Stores, Inc.                                                                          17,773                958,320
                                                                                                                   1,915,579
Food Products  0.7%
Archer-Daniels-Midland Co.                                                                      28,326               548,675
Tyson Foods, Inc., Class A                                                                      15,116               219,182
                                                                                                                     767,857
Household Products  1.0%
Procter & Gamble Co.                                                                             21,426            1,096,583
Personal Products  0.3%
Avon Products, Inc.                                                                               9,070              358,718
Tobacco  0.7%
Altria Group, Inc.                                                                               15,059              729,759
ENERGY  3.7%
Oil & Gas  3.7%
Anadarko Petroleum Corp.                                                                          5,951              401,395
Apache Corp.                                                                                      3,865              195,956
ChevronTexaco Corp.                                                                              13,320              706,759
ConocoPhillips                                                                                    9,457              797,320
Exxon Mobil Corp.                                                                                24,601            1,210,861
Marathon Oil Corp.                                                                                7,003              266,884
Valero Energy Corp.                                                                              10,326              443,708
                                                                                                                   4,022,883

See Notes to Financial Statements


13



SCHEDULE OF INVESTMENTS continued
October 31, 2004
                                                                                                Shares                Value

COMMON STOCKS  continued
FINANCIALS  10.2%
Capital Markets  1.2%
Bear Stearns Companies, Inc.                                                                    5,506           $  521,693
Lehman Brothers Holdings, Inc.                                                                   4,973             408,532
Merrill Lynch & Co., Inc.                                                                        7,303             393,924
                                                                                                                 1,324,149
Commercial Banks  2.2%
Bank of America Corp.                                                                            27,262          1,221,065
National City Corp.                                                                               8,619            335,883
SunTrust Banks, Inc.                                                                              3,160            222,401
U.S. Bancorp                                                                                     15,546            444,771
Wells Fargo & Co.                                                                                 2,749            164,170
                                                                                                                 2,388,290
Consumer Finance  0.4%
Capital One Financial Corp.                                                                       5,506            406,123
Diversified Financial Services  2.7%
CIT Group, Inc.                                                                                   8,114            327,806
Citigroup, Inc.                                                                                  40,326          1,789,265
JPMorgan Chase & Co.                                                                             19,456            751,001
                                                                                                                 2,868,072
Insurance  1.9%
ACE, Ltd.                                                                                         7,541            287,011
Allstate Corp.                                                                                   10,698            514,467
American International Group, Inc.                                                                4,182            253,889
Chubb Corp.                                                                                       4,711            339,804
Loews Corp.                                                                                       5,116            306,448
MetLife, Inc.                                                                                     10,503           402,790
                                                                                                                 2,104,409
Real Estate  0.2%
Equity Office Properties Trust REIT                                                                7,993           224,763
Thrifts & Mortgage Finance  1.6%
Countrywide Financial Corp.                                                                       14,662           468,158
Fannie Mae                                                                                         6,444           452,046
Freddie Mac                                                                                        3,398           226,307
Golden West Financial Corp.                                                                        4,626           540,872
                                                                                                                 1,687,383
HEALTH CARE  5.6%
Biotechnology  0.7%
Amgen, Inc. *                                                                                      6,815           387,092
Genzyme Corp. *                                                                                    6,432           337,487
                                                                                                                   724,579


See Notes to Financial Statements


14

SCHEDULE OF INVESTMENTS continued
October 31, 2004
                                                                                                 Shares            Value


COMMON STOCKS  continued
HEALTH CARE  continued
Health Care Equipment & Supplies 0.5%
Bausch & Lomb, Inc.                                                                             4,895           $   298,399
Fisher Scientific International, Inc. *                                                         4,762               273,149
                                                                                                                    571,548
Health Care Providers & Services  1.3%
Aetna, Inc.                                                                                     7,200               684,000
Anthem, Inc. *                                                                                  1,809               145,444
Medco Health Solutions, Inc. *                                                                  8,567               290,507
Wellpoint Health Networks, Inc. *                                                               2,716               265,244
                                                                                                                  1,385,195
Pharmaceuticals  3.1%
Bristol-Myers Squibb Co.                                                                        14,458              338,751
Johnson & Johnson                                                                               24,371            1,422,779
Pfizer, Inc.                                                                                    44,294            1,282,311
Wyeth                                                                                            7,124              282,467
                                                                                                                  3,326,308
INDUSTRIALS  5.6%
Aerospace & Defense  0.7%
L-3 Communications Holdings, Inc.                                                                4,966              327,409
Northrop Grumman Corp.                                                                           8,071              417,674
                                                                                                                    745,083
Air Freight & Logistics  0.8%
FedEx Corp.                                                                                       4,919             448,219
Ryder System, Inc.                                                                                8,355             418,586
                                                                                                                    866,805
Building Products  0.5%
American Standard Companies, Inc. *                                                               4,457             162,992
Masco Corp.                                                                                      11,080             379,601
                                                                                                                    542,593
Commercial Services & Supplies  0.4%
Cendant Corp.                                                                                    19,829             408,279
Industrial Conglomerates  1.3%
General Electric Co.                                                                             29,400           1,003,128
Tyco International, Ltd.                                                                         13,493             420,307
                                                                                                                  1,423,435
Machinery  1.7%
Caterpillar, Inc.                                                                                 7,953             640,535
Cummins, Inc.                                                                                     2,664             186,693
Eaton Corp.                                                                                       6,620             423,349
Paccar, Inc.                                                                                      7,831              542,766
                                                                                                                   1,793,343


See Notes to Financial Statements


15


SCHEDULE OF INVESTMENTS continued
October 31, 2004

                                                                                                Shares                Value


COMMON STOCKS  continued
INDUSTRIALS  continued
Road & Rail  0.2%
Burlington Northern Santa Fe Corp.                                                               4,810   $          201,106
INFORMATION TECHNOLOGY  8.0%
Communications Equipment  1.5%
Cisco Systems, Inc. *                                                                            35,636             684,568
Motorola, Inc.                                                                                   19,394             334,740
QUALCOMM, Inc.                                                                                   13,540             566,107
                                                                                                                  1,585,415
Computers & Peripherals  1.7%
Dell, Inc. *                                                                                     12,396             434,604
Hewlett-Packard Co.                                                                              15,607             291,227
International Business Machines Corp.                                                            10,839             972,800
Lexmark International, Inc., Class A *                                                            1,222             101,560
                                                                                                                  1,800,191
Electronic Equipment & Instruments  0.3%
Agilent Technologies, Inc. *                                                                      5,104             127,906
Jabil Circuit, Inc. *                                                                             4,506             109,541
Sanmina-SCI Corp. *                                                                              13,261             106,088
                                                                                                                    343,535
Internet Software & Services  0.2%
Yahoo!, Inc. *                                                                                   5,896             213,376
IT Services  0.5%
Affiliated Computer Services, Inc., Class A *                                                    3,352             182,851
Computer Sciences Corp. *                                                                        3,110             154,474
Fiserv, Inc. *                                                                                   5,120             181,965
                                                                                                                   519,290
Office Electronics  0.1%
Xerox Corp. *                                                                                   10,458             154,465
Semiconductors & Semiconductor Equipment  1.5%
Applied Materials, Inc. *                                                                        4,871             78,423
Intel Corp.                                                                                      45,367         1,009,869
Maxim Integrated Products, Inc.                                                                  1,857             81,690
National Semiconductor Corp. *                                                                   10,534           175,918
Texas Instruments, Inc.                                                                          11,762           287,581
                                                                                                                1,633,481
Software  2.2%
Adobe Systems, Inc.                                                                               5,029           281,775
Electronic Arts, Inc. *                                                                           5,660           254,247
Microsoft Corp.                                                                                  39,088         1,094,073
Oracle Corp. *                                                                                   28,617           362,291
Symantec Corp. *                                                                                  5,937           338,053
                                                                                                                2,330,439

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued
October 31, 2004
                                                                                                Shares            Value


COMMON STOCKS  continued
MATERIALS  1.4%
Chemicals  0.3%
Eastman Chemical Co.                                                                            6,005   $       285,057
Containers & Packaging  0.3%
Ball Corp.                                                                                      7,934           316,170
Metals & Mining  0.4%
Nucor Corp.                                                                                     9,806           414,107
Paper & Forest Products  0.4%
Georgia-Pacific Corp.                                                                           12,433          430,058
TELECOMMUNICATION SERVICES  1.8%
Diversified Telecommunication Services  1.6%
BellSouth Corp.                                                                                 8,510           226,961
CenturyTel, Inc.                                                                                8,786           281,943
SBC Communications, Inc.                                                                       13,396           338,383
Verizon Communications, Inc.                                                                   22,198           867,942
                                                                                                              1,715,229
Wireless Telecommunication Services  0.2%
Nextel Communications, Inc., Class A *                                                          9,238           244,715
UTILITIES  1.5%
Electric Utilities  0.9%
CenterPoint Energy, Inc.                                                                       30,653          322,163
Edison International                                                                           10,614          323,727
TXU Corp.                                                                                       5,526          338,302
                                                                                                               984,192
Gas Utilities  0.2%
NiSource, Inc.                                                                                  8,615          184,792
Multi-Utilities & Unregulated Power  0.4%
Sempra Energy                                                                                  12,025          403,318
                Total Common Stocks  (cost $39,021,085)                                                     51,933,936
        Principal
        Amount  Value
SHORT-TERM INVESTMENTS  0.1%
U.S. TREASURY OBLIGATIONS  0.1%
U.S. Treasury Bills:
        1.45%, 11/04/2004 (f)#                                                               $ 75,000            74,991
        1.47%, 11/18/2004 (f)#                                                                 10,000            9,993
                Total Short-Term Investments  (cost $84,984)                                                    84,984
Total Investments (cost $88,130,625) 99.7%                                                                 107,262,149
Other Assets and Liabilities 0.3%                                                                            334,964
Net Assets 100.0%                                                                                  $       107,597,113



See Notes to Financial Statements


17



SCHEDULE OF INVESTMENTS continued
October 31, 2004


*       Non-income producing security
(f) All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
#       Rate shown represents the yield to maturity at date of purchase.

Summary of Abbreviations
AMBAC   American Municipal Bond Assurance Corp.
COP     Certificates of Participation
FGIC    Financial Guaranty Insurance Co.
FHLMC   Federal Home Loan Mortgage Corp.
FHA     Federal Housing Authority
FNMA    Federal National Mortgage Association
FRN     Floating Rate Note
FSA     Financial Security Assurance, Inc.
GNMA    Government National Mortgage Association
GO      General Obligation
HFA     Housing Finance Authority
MBIA    Municipal Bond Investors Assurance Corp.
RB      Revenue Bond
REIT    Real Estate Investment Trust
RRB     Refunding Revenue Bond
SFHRB   Single Family Housing Revenue Bond
SFHRRB  Single Family Housing Refunding Revenue Bond
SPA     Securities Purchase Agreement

The following table shows portfolio composition as a percent of total investments as of October 31, 2004:

Common Stocks   48.4%
Municipal Bonds 51.5%
U.S. Treasury Obligations       0.1%
        100.0%

The following table shows the percent of total bonds by credit quality based on Moody's and Standard & Poor's ratings as of October 31, 2004 (unaudited):

AAA     93.1%
AA      5.9%
NR      1.0%
        100.0%

The following table shows the percent of total bonds by maturity as of October 31, 2004 (unaudited):

Less than 1 year        0.1%
3 to 5 years    0.7%
5 to 10 years   13.6%
10 to 20 years  84.9%
20 to 30 years  0.7%
        100.0%



See Notes to Financial Statements


18





STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004


Assets



Investments in securities, at value (cost $88,130,625)  $       107,262,149
Receivable for Fund shares sold                                      10,238
Interest and dividends receivable                                   727,450
Receivable for daily variation margin on open futures contracts         540
Prepaid expenses and other assets                                    33,056
        Total assets                                            108,033,433
Liabilities
Payable for Fund shares redeemed                                   166,957
Due to custodian bank                                              207,782
Advisory fee payable                                                 4,848
Distribution Plan expenses payable                                   5,940
Due to other related parties                                         3,026
Accrued expenses and other liabilities                              47,767
        Total liabilities                                          436,320
Net assets                                             $       107,597,113
Net assets represented by
Paid-in capital                                        $        91,158,638
Undistributed net investment income                                118,626
Accumulated net realized losses on securities and futures contracts (2,813,322)
Net unrealized gains on securities and futures contracts        19,133,171
Total net assets                                       $       107,597,113
Net assets consists of
        Class A $       47,683,869
        Class B         48,575,100
        Class C         9,612,142
        Class I         1,726,002
Total net assets        $       107,597,113
Shares outstanding
        Class A         3,034,773
        Class B         3,096,563
        Class C         613,702
        Class I         109,537
Net asset value per share
        Class A $       15.71
        Class A - Offering price (based on sales charge of 5.75%) $       16.67
        Class B $       15.69
        Class C $       15.66
        Class I $       15.76



See Notes to Financial Statements


19





STATEMENT OF OPERATIONS
Year Ended October 31, 2004


Investment income

Interest        $       3,064,306
Dividends               917,779
Total investment income  3,982,085
Expenses
Advisory fee            764,039
Distribution Plan expenses
        Class A         118,886
        Class B         673,213
        Class C         106,655
Administrative services fee             119,531
Transfer agent fees                     196,568
Trustees' fees and expenses             2,936
Printing and postage expenses           39,021
Custodian and accounting fees           33,473
Registration and filing fees            60,420
Professional fees               18,765
Interest expense                9
Other           8,034
        Total expenses          2,141,550
        Less: Expense reductions                (575)
                  Expense reimbursements                (735)
        Net expenses            2,140,240
Net investment income           1,841,845
Net realized and unrealized gains or losses on securities and futures contracts Net realized gains or losses on:
        Securities              7,534,208
        Futures contracts               (34,630)
Net realized gains on securities and futures contracts          7,499,578
Net change in unrealized gains or losses on securities and
futures contracts            (1,920,444)
Net realized and unrealized gains or losses on securities and
futures contracts         5,579,134
Net increase in net assets resulting from operations    $       7,420,979



See Notes to Financial Statements


20





STATEMENTS OF CHANGES IN NET ASSETS

                                                          Year Ended October 31,
                                                            2004              2003


Operations
Net investment income                                        $       1,841,845              $       1,908,135
Net realized gains or losses on securities
and futures contracts                                                7,499,578                      (6,845,520)
Net change in unrealized gains or losses
on securities and futures contracts                                 (1,920,444)                      19,849,397
Net increase in net assets resulting
from operations                                                       7,420,979                      14,912,012
Distributions to shareholders from
Net investment income
        Class A                                                      (829,444)                               (670,420)
        Class B                                                      (842,169)                               (1,056,949)
        Class C                                                      (137,173)                               (176,793)
        Class I                                                       (47,022)                                (55,287)
        Total distributions to shareholders                        (1,855,808)                             (1,959,449)
                          Shares                          Shares
Capital share transactions
Proceeds from shares sold
        Class A         129,542         2,004,621       89,050          1,236,779
        Class B         41,075          630,663         98,417          1,384,890
        Class C         29,011          446,791         52,817          723,732
        Class I         1,260            19,696          7,244           98,870
                                      3,101,771                       3,444,271
Net asset value of shares issued in
reinvestment of distributions
        Class A         47,785          740,963         42,644          603,672
        Class B         42,182          652,843         59,768          840,809
        Class C         6,693           103,503         9,393           131,775
        Class I         2,318           36,024          2,240           31,837
                                      1,533,333                       1,608,093
Automatic conversion of Class B shares
to Class A shares
        Class A         1,072,668               16,582,307              311,211         4,329,066
        Class B         (1,074,769)             (16,582,307)            (312,041)      (4,329,066)
                                                0                               0
Payment for shares redeemed
        Class A         (623,264)               (9,630,118)             (611,638)      (8,601,993)
        Class B         (1,306,445)             (20,212,484)            (1,409,505)    (19,749,925)
        Class C         (218,561)               (3,369,002)             (466,617)      (6,564,019)
        Class I         (47,195)                (728,120)               (86,299)       (1,211,867)
                                                (33,939,724)                           (36,127,804)
Net decrease in net assets resulting
from capital share transactions                 (29,304,620)                             (31,075,440)
Total decrease in net assets                    (23,739,449)                            (18,122,877)
Net assets
Beginning of period                             131,336,562                             149,459,439
End of period                             $     107,597,113                     $       131,336,562
Undistributed net investment income                     $       118,626                 $       134,554



See Notes to Financial Statements


21





NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION Evergreen Tax Strategic Foundation Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.


2. SIGNIFICANT ACCOUNTING POLICIES The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.


b. Futures contracts In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imper-
22





NOTES TO FINANCIAL STATEMENTS continued


fect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. c. Securities lending The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. d. Security transactions and investment income Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date e. Federal taxes The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. f. Distributions Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. g. Class allocations Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.



23





NOTES TO FINANCIAL STATEMENTS continued


3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.55% and declining to 0.40% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee, which started at 0.75% and declined to 0.60% as the Fund's average daily net assets increased. From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended October 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $735. Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.16% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares. For the year ended October 31, 2004, EIS received $207 from the sale of Class A shares and $30,102 and $108 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.



24





NOTES TO FINANCIAL STATEMENTS continued


5.  SECURITIES  TRANSACTIONS

 Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $32,588,499 and $64,787,043, respectively, for the year ended October 31, 2004. At October 31, 2004, the Fund had open futures contracts outstanding as follows:




                   Initial Contract        Value at        Unrealized
  Expiration      Contracts       Amount  October 31, 2004        Gain
  December 2004   4 S&P 500       $       224,400 $       226,047 $       1,647


During the year ended October 31, 2004, the Fund loaned securities to certain brokers. During the year ended October 31, 2004, the Fund earned $372 in income from securities lending which is included in dividend income on the Statement of Operations. As of October 31, 2004, the Fund had no securities on loan. On October 31, 2004, the aggregate cost of securities for federal income tax purposes was $88,160,099. The gross unrealized appreciation and depreciation on securities based on tax cost was $19,295,661 and $193,611, respectively, with a net unrealized appreciation of $19,102,050. As of October 31, 2004, the Fund had $2,782,201 in capital loss carryovers for federal income tax purposes expiring in 2011.

6. INTERFUND LENDING


Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended October 31, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS


As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:



                Undistributed            Unrealized              Capital Loss
                Exempt-Interest Income  Appreciation             Carryover
                $       118,626 $       19,102,050      $       2,782,201

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
The tax character of distributions paid was as follows:
                Year Ended October 31,
                2004    2003


        Ordinary Income $           516,314 $              471,052
        Exempt-Interest Income    1,339,494               1,488,397


25


NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended October 31, 2004, the Fund had average borrowings outstanding of $544 at a rate of 1.58% and paid interest of $9. 11.

LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have a material effect on the Fund's financial position and results of operations.


12. REGULATORY MATTERS


Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

26


NOTES TO FINANCIAL STATEMENTS continued


In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

Board of Trustees and Shareholders
Evergreen Equity Trust



 We have audited the accompanying  statement of assets and
liabilities, including the schedule of investments, of the Evergreen Tax Strategic Foundation Fund, a series of Evergreen Equity Trust, as of October 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Tax Strategic Foundation Fund, as of October 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.



Boston, Massachusetts
December 10, 2004




ADDITIONAL INFORMATION (unaudited)



FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended October 31, 2004, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, other than alternative minimum tax is 72.18%. For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended October 31, 2004 qualified for the dividends received deduction. With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2004, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.



29





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30





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31





TRUSTEES AND OFFICERS


TRUSTEES(1)

Charles A. Austin III        Principal occupations: Investment Counselor, Anchor
Trustee                      Capital Advisors, Inc. (investment advice);
DOB: 10/23/1934              Director, The Andover Companies (insurance);
Term of office since: 1991   Trustee, Arthritis Foundation of New England;
                             Director, The Francis Ouimet Society; Former
Other directorships: None    Director, Health Development Corp. (fitness-
                             wellness centers); Former Director, Mentor Income
                             Fund, Inc.; Former Trustee, Mentor Funds and Cash
                             Resource Trust; Former Investment Counselor,
                             Appleton Partners, Inc. (investment advice);
                             Former Director, Executive Vice President and
                             Treasurer, State Street Research & Management
                             Company (investment advice)
--------------------------------------------------------------------------------
Shirley L. Fulton            Principal occupations: Partner, Helms, Henderson &
Trustee                      Fulton, P.A. (law firm); Retired Senior Resident
DOB: 1/10/1952               Superior Court Judge, 26th Judicial District,
Term of office since: 2004   Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------
K. Dun Gifford               Principal occupations: Chairman and President,
Trustee                      Oldways Preservation and Exchange Trust
DOB: 10/23/1938              (education); Trustee, Treasurer and Chairman of
Term of office since: 1974   the Finance Committee, Cambridge College; Former
                             Chairman of the Board, Director, and Executive
Other directorships: None    Vice President, The London Harness Company
                             (leather goods purveyor); Former Director, Mentor
                             Income Fund, Inc.; Former Trustee, Mentor Funds
                             and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.         Principal occupations: Partner, Stonington
Trustee                      Partners, Inc. (private investment firm); Trustee
DOB: 2/14/1939               of Phoenix Series Fund, Phoenix Multi-Portfolio
Term of office since: 1983   Fund, and The Phoenix Big Edge Series Fund; Former
                             Chairman of the Board and Chief Executive Officer,
Other directorships:         Carson Products Company (manufacturing); Director,
Trustee, Phoenix Series      Obagi Medical Products Co.; Director, Lincoln
Fund, Phoenix                Educational Services; Director, Diversapack Co.;
Multi-Portfolio Fund, and    Former President, Morehouse College; Former
The Phoenix Big Edge         Director, Mentor Income Fund, Inc.; Former Trustee,
Series Fund                  Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell          Principal occupations: Manager of Commercial
Trustee                      Operations, SMI STEEL Co. - South Carolina (steel
DOB: 7/14/1939               producer); Former Sales and Marketing Management,
Term of office since: 1988   Nucor Steel Company; Former Director, Mentor Income
Other directorships: None    Fund, Inc.; Former Trustee, Mentor Funds and Cash
                             Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit          Principal occupations: Partner and Vice President,
Trustee                      Kellam & Pettit, P.A. (law firm); Former Director,
DOB: 8/26/1955               Mentor Income Fund, Inc.; Former Trustee, Mentor
Term of office since: 1984   Funds and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
David M. Richardson          Principal occupations: President, Richardson,
Trustee                      Runden LLC (executive recruitment business
DOB: 9/19/1941               development/consulting company); Consultant,
Term of office since: 1982   Kennedy Information, Inc. (executive recruitment
                             information and research company); Consultant, AESC
Other directorships: None    (The Association of Retained Executive Search
                             Consultants); Trustee, NDI Technologies, LLP
                             (communications); Director, J&M Cumming Paper Co.
                             (paper merchandising); Former Vice Chairman, DHR
                             International, Inc. (executive recruitment); Former
                             Director, Mentor Income Fund, Inc.; Former Trustee,
                             Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III    Principal occupations: President/CEO, AccessOne
Trustee                      MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                Resource Associates, Inc.; Former Medical Director,
Term of office since: 1984   U.S. Health Care/Aetna Health Services; Former
Other directorships: None    Director, Mentor Income Fund, Inc.; Former Trustee,
                             Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued

Michael S. Scofield          Principal occupations: Attorney, Law Offices of
Trustee                      Michael S. Scofield; Former Director, Mentor Income
DOB: 2/20/1943               Fund, Inc.; Former Trustee, Mentor Funds and Cash
Term of office since: 1984   Resource Trust
Other directorships: None
--------------------------------------------------------------------------------
Richard J. Shima             Principal occupations: Independent Consultant;
Trustee                      Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939               Joseph College (CT); Director, Hartford Hospital;
Term of office since: 1993   Trustee, Greater Hartford YMCA; Former Director,
                             Enhance Financial Services, Inc.; Former Director,
Other directorships: None    Old State House Association; Former Director of CTG
                             Resources, Inc. (natural gas); Former Director,
                             Mentor Income Fund, Inc.; Former Trustee, Mentor
                             Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)   Principal occupations: Member and Former President,
Trustee                      North Carolina Securities Traders Association;
DOB: 12/12/1937              Member, Financial Analysts Society; Former
Term of office since: 1999   Consultant to the Boards of Trustees of the
                             Evergreen funds; Former Trustee, Mentor Funds and
Other directorships: None    Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)           Principal occupations: President and Chief
President                    Executive Officer, Evergreen Investment Company,
DOB: 6/20/1945               Inc. and Executive Vice President, Wachovia Bank,
Term of office since: 2003   N.A.; former Chief Investment Officer, Evergreen
                             Investment Company, Inc.
--------------------------------------------------------------------------------
Carol Kosel(4)               Principal occupations: Senior Vice President,
Treasurer                    Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)         Principal occupations: Senior Vice President and
Secretary                    General Counsel, Evergreen Investment Services,
DOB: 4/20/1960               Inc.; Senior Vice President and Assistant General
Term of office since: 2000   Counsel, Wachovia Corporation
--------------------------------------------------------------------------------
James Angelos(4)             Principal occupations: Chief Compliance Officer,
Chief Compliance Officer     Senior Vice President and Director of Compliance,
DOB: 9/2/1947                Evergreen Investment Services, Inc.
Term of office since: 2004
--------------------------------------------------------------------------------


1        Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.
2       Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.
3       The address of the Officer is 401 S. Tryon Street, 20th Floor,
Charlotte, NC 28288.
4       The address of the Officer is 200 Berkeley Street, Boston, MA 02116.
Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.


Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034


Visit us online at EvergreenInvestments.com
FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898


INVESTMENTS THAT STAND THE TEST OF TIME
At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world. Leadership - With over $247 billion in assets under management as of September 30, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience. Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success. Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad. Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.


XXXXXX rv__  12/2004


For the fifth  consecutive  year,  Evergreen  Investments  has earned the Dalbar
Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

                 SEMI-ANNUAL REPORT FOR EVERGREEN BALANCED FUND

                               SEPTEMBER 30, 2004

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

table of contents

 1   LETTER TO SHAREHOLDERS
 4   FUND AT A GLANCE
 6   ABOUT YOUR FUND'S EXPENSES
 7   FINANCIAL HIGHLIGHTS
11   SCHEDULE OF INVESTMENTS
25   STATEMENT OF ASSETS AND LIABILITIES
26   STATEMENT OF OPERATIONS
27   STATEMENTS OF CHANGES IN NET ASSETS
28   NOTES TO FINANCIAL STATEMENTS
36   TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 800.343.2898, by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Information relating to how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Mutual Funds:

----------------   --------------   -------------------
NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Balanced Fund, which covers the six-month period ended September 30, 2004.

During these challenging times, the importance of proper asset allocation between stocks, bonds and cash cannot be overstated. We strongly believe that investment portfolios utilizing a balanced approach for diversification will provide investors, as they have historically, with the stability necessary during periods of market turmoil. Given the uncertain geopolitical backdrop, our portfolio managers entered the investment period preparing for, and adapting to, the rapidly changing fundamental landscape. Our forecast for the investment period included less accommodation from the Federal Reserve, along with a moderation in economic and corporate profit growth. As a result, our equity analysts sought sustainable profits and the potential for higher dividends, while our bond teams attempted to identify credit quality with appropriate maturities for the fixed income portion of our diversified investment portfolios.

The period began with positive momentum on the economic front. First quarter Gross Domestic Products (GDP) grew in excess of 4%, and supporting data pointed to a continuation of solid growth. Retail sales were strong and manufacturing had managed to put together several months of consistent growth. The solid contributions from business investment, meanwhile, had enabled the expansion to broaden, reinforcing the trend for sustainable economic growth. The next key for the recovery would come in the

LETTER TO SHAREHOLDERS continued

form of employment growth, which has historically lagged that of GDP growth. This recovery was no exception, and fears of a jobless recovery persisted for months. Yet that too also improved, as the investment period began with consecutive monthly payroll gains in excess of 300,000 jobs.

Another condition of economic recoveries is that they have to transition from the initial phase of surging growth to more normalized periods of average growth. This historically subtle transition was abundantly clear during the second quarter as GDP growth had moderated two full percentage points, to 3%, from the approximately 5% pace over the prior twelve months. Personal consumption weakened, prices for oil and gasoline were surging, and fears of terror abounded as the June 30th deadline approached for the handover of power in Iraq.

As if this wasn't enough, the Federal Reserve had been preparing Wall Street for higher interest rates. Monetary policymakers began the second quarter with a new "spin" on their message to the public, stating that they would remain "measured" in their removal of policy accommodation. Despite these attempts at improved clarity from the Federal Reserve, market interest rates alternately plunged, then soared, only to recover again by the end of the summer. These interest rate concerns were exacerbated by rising gasoline prices and the larger than-forecasted readings on consumer inflation during May and June. As it turned out, the advent of the Federal Reserve's gradual tightening cycle proved to be the tonic that the markets needed, with the yield curve flattening slightly by the end of the investment period.

In addition to the aforementioned deceleration in GDP growth, the pace of growth in corporate profits has also moderated in recent months. After climbing approximately 20% over the past twelve months, operating earnings for companies within the S&P 500 Index are expected to climb by 15% in the second half of 2004, with profit gains of up to 10% in 2005.

LETTER TO SHAREHOLDERS continued

These forecasts were also weighed down by the fact that the third quarter represented the first time in a year that consensus EPS estimates did not increase during the quarter. Add in the uncertainty of the presidential election and higher energy prices, and the stock market faced many challenges during the investment period. To combat these issues, our equity teams endeavored to find companies with sustainability in profits, cash flows, and dividends in order to enhance total return prospects.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FUND AT A GLANCE

as of September 30, 2004

MANAGEMENT TEAM

[GRAPHIC OMITTED]

Patricia A. Bannan, CFA

Large Cap Core Growth Team Lead Manager

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2004.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

                                    Class A     Class B     Class C     Class I
Class inception date               1/20/1998   9/11/1935   1/22/1998   1/26/1998
--------------------------------------------------------------------------------
Nasdaq symbol                       EKBAX       EKBBX       EKBCX       EKBYX
--------------------------------------------------------------------------------
6-month return with sales charge     -6.99%      -6.57%      -2.65%        N/A
--------------------------------------------------------------------------------
6-month return w/o sales charge      -1.32%      -1.68%      -1.67%      -1.06%
--------------------------------------------------------------------------------
Average annual return*
--------------------------------------------------------------------------------
1-year with sales charge              1.94%       2.39%       6.40%        N/A
--------------------------------------------------------------------------------
1-year w/o sales charge               8.15%       7.39%       7.40%       8.51%
--------------------------------------------------------------------------------
5-year                                0.28%       0.40%       0.71%       1.69%
--------------------------------------------------------------------------------
10-year                               7.25%       7.33%       7.35%       8.05%
--------------------------------------------------------------------------------

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and
C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

FUND AT A GLANCE continued

LONG-TERM GROWTH




------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Balanced Fund                S&P 500                      LBABI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1994            $9,525                       $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1995            $11,123                      $12,975                      $11,406
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1996            $12,888                      $15,613                      $11,965
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1997            $15,946                      $21,927                      $13,127
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1998            $16,935                      $23,911                      $14,638
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/1999            $18,714                      $30,560                      $14,585
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2000            $21,276                      $34,619                      $15,604
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2001            $17,957                      $25,403                      $17,625
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     9/30/2002            $16,467                      $20,199                      $19,141
------------------------------- ---------------------------- ---------------------------- ----------------------------



Comparison of a $10,000 investment in the Evergreen Balanced Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index
(CPI).

The LBABI and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to certain securities held in the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of September 30, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

The example illustrates your fund's costs in two ways:

     o    Actual expenses

          The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     o    Hypothetical example for comparison purposes

          The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning     Ending
                     Value       Value     Paid During
                   4/1/2004    9/30/2004     Period*
------------------------------------------------------
Actual
Class A            $1,000.00   $  986.77     $5.03
Class B            $1,000.00   $  983.24     $8.50
Class C            $1,000.00   $  983.27     $8.50
Class I            $1,000.00   $  989.43     $3.54
Hypothetical
(5% return
before expenses)
Class A            $1,000.00   $1,020.00     $5.11
Class B            $1,000.00   $1,016.50     $8.64
Class C            $1,000.00   $1,016.50     $8.64
Class I            $1,000.00   $1,021.51     $3.60
------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.01% for Class A, 1.71% for Class B, 1.71% for Class C and 0.71% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                           Six Months Ended                   Year Ended March 31,
                                                          September 30, 2004   -------------------------------------------------
CLASS A                                                     (unaudited)(1)      2004     2003(1)    2002(1)     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.20           $ 6.91   $  8.06     $ 8.16    $ 11.01    $11.28
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                           0.07             0.12      0.17       0.18       0.27      0.28
Net realized and unrealized gains or losses on
   securities and foreign currency related transactions        (0.18)            1.32     (1.16)     (0.10)     (1.34)     1.18
                                                              ------------------------------------------------------------------
Total from investment operations                               (0.11)            1.44     (0.99)      0.08      (1.07)     1.46
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                          (0.07)           (0.15)    (0.16)     (0.18)     (0.26)    (0.28)
Net realized gains                                                 0                0         0          0      (1.52)    (1.45)
                                                              ------------------------------------------------------------------
Total distributions to shareholders                            (0.07)           (0.15)    (0.16)     (0.18)     (1.78)    (1.73)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 8.02           $ 8.20   $  6.91     $ 8.06    $  8.16    $11.01
--------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                                (1.32%)          20.90%   (12.36%)     0.99%    (10.71%)   13.89%
--------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)                          $  620           $  688   $   672     $  880    $   932    $1,264
Ratios to average net assets
   Expenses(3)                                                  1.01%(4)         1.00%     0.98%      0.97%      0.92%     0.91%
   Net investment income                                        1.55%(4)         1.59%     2.29%      2.18%      2.73%     2.48%
Portfolio turnover rate                                           61%             122%      125%       243%       143%      109%

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                           Six Months Ended                   Year Ended March 31,
                                                          September 30, 2004   -------------------------------------------------
CLASS B                                                     (unaudited)(1)     2004(1)    2003(1)   2002(1)     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.20           $ 6.91    $  8.06    $ 8.17    $ 11.02    $11.29
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                           0.04             0.07       0.11      0.12       0.19      0.20
Net realized and unrealized gains or losses on
   securities and foreign currency related transactions        (0.18)            1.31      (1.16)    (0.11)     (1.34)     1.18
                                                          ----------------------------------------------------------------------
Total from investment operations                               (0.14)            1.38      (1.05)     0.01      (1.15)     1.38
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                          (0.04)           (0.09)     (0.10)    (0.12)     (0.18)    (0.20)
Net realized gains                                                 0                0          0         0      (1.52)    (1.45)
                                                          ----------------------------------------------------------------------
Total distributions to shareholders                            (0.04)           (0.09)     (0.10)    (0.12)     (1.70)    (1.65)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 8.02           $ 8.20    $  6.91    $ 8.06    $  8.17    $11.02
--------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                                (1.68%)          20.06%    (13.03%)    0.10%    (11.40%)   13.06%
--------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)                          $   87           $   98    $    92    $  118    $   216    $  279
Ratios to average net assets
   Expenses(3)                                                  1.71%(4)         1.70%      1.73%     1.72%      1.67%     1.66%
   Net investment income                                        0.84%(4)         0.89%      1.54%     1.44%      1.98%     1.73%
Portfolio turnover rate                                           61%             122%       125%      243%       143%      109%

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                           Six Months Ended                   Year Ended March 31,
                                                          September 30, 2004   -------------------------------------------------
CLASS C                                                     (unaudited)(1)     2004(1)    2003(1)   2002(1)     2001      2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.21           $ 6.93    $  8.08    $ 8.18    $ 11.03    $11.30
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                           0.04             0.06       0.11      0.11       0.20      0.19
Net realized and unrealized gains or losses on
   securities and foreign currency related transactions        (0.18)            1.32      (1.16)    (0.09)     (1.35)     1.19
                                                          ----------------------------------------------------------------------
Total from investment operations                               (0.14)            1.38      (1.05)     0.02      (1.15)     1.38
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                          (0.04)           (0.10)     (0.10)    (0.12)     (0.18)    (0.20)
Net realized gains                                                 0                0          0         0      (1.52)    (1.45)
                                                          ----------------------------------------------------------------------
Total distributions to shareholders                            (0.04)           (0.10)     (0.10)    (0.12)     (1.70)    (1.65)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 8.03           $ 8.21    $  6.93    $ 8.08    $  8.18    $11.03
--------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                                (1.67%)          19.91%    (12.98%)    0.22%    (11.39%)   13.06%
--------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)                          $   14           $   16    $    11    $   11    $     7    $    3
Ratios to average net assets
   Expenses(3)                                                  1.71%(4)         1.70%      1.73%     1.72%      1.68%     1.66%
   Net investment income                                        0.85%(4)         0.83%      1.54%     1.42%      2.01%     1.73%
Portfolio turnover rate                                           61%             122%       125%      243%       143%      109%

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                  Six Months
                                                    Ended
                                                 September 30,                 Year Ended March 31,
                                                     2004        ----------------------------------------------
CLASS I(1)                                      (unaudited)(2)    2004    2003(2)   2002(2)     2001     2000
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 8.16         $ 6.89   $  8.03    $ 8.15   $ 11.00   $11.27
---------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                               0.08           0.15      0.18      0.20      0.30     0.32
Net realized and unrealized gains or losses
   on securities and foreign currency related
   transactions                                    (0.17)          1.29     (1.15)    (0.12)    (1.34)    1.17
                                                  -------------------------------------------------------------
Total from investment operations                   (0.09)          1.44     (0.97)     0.08     (1.04)    1.49
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                              (0.08)         (0.17)    (0.17)    (0.20)    (0.29)   (0.31)
Net realized gains                                     0              0         0         0     (1.52)   (1.45)
Total distributions to shareholders                (0.08)         (0.17)    (0.17)    (0.20)    (1.81)   (1.76)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 7.99         $ 8.16   $  6.89    $ 8.03   $  8.15   $11.00
---------------------------------------------------------------------------------------------------------------
Total return                                       (1.06%)        21.03%   (12.07%)    1.00%   (10.49%)  14.21%
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)              $  172         $  216   $   188    $    9   $    13   $   20
Ratios to average net assets
   Expenses(3)                                      0.71%(4)       0.70%     0.73%     0.72%     0.67%    0.66%
   Net investment income                            1.84%(4)       1.91%     2.61%     2.44%     2.98%    2.73%
Portfolio turnover rate                               61%           122%      125%      243%      143%     109%

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2004 (unaudited)

                                                          Principal
                                                           Amount        Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 0.8%
Ameriquest Mtge. Securities, Inc., Ser. 2003-8,
   Class AF5, 4.64%, 10/25/2033                          $1,935,000   $1,938,380
Residential Asset Mtge. Products, Inc.:
   Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032            3,515,000    3,601,337
   Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033            1,995,000    2,047,791
                                                                      ----------
      Total Asset-Backed Securities (cost $7,520,039)                  7,587,508
                                                                      ----------
CORPORATE BONDS 8.2%
CONSUMER DISCRETIONARY 1.5%
Auto Components 0.0%
Dana Corp., 9.00%, 08/15/2011                               250,000      303,125
HLI Operating, Inc., 10.50%, 06/15/2010                     110,000      120,450
                                                                      ----------
                                                                         423,575
                                                                      ----------
Automobiles 0.5%
Ford Motor Co., 6.375%, 02/01/2029                        1,750,000    1,542,534
General Motors Corp., 7.20%, 01/15/2011                   3,000,000    3,181,215
                                                                      ----------
                                                                       4,723,749
                                                                      ----------
Hotels, Restaurants & Leisure 0.2%
Chumash Casino & Resort Enterprise, 9.00%,
   07/15/2010 144A                                          250,000      278,750
Friendly Ice Cream Corp., 8.375%, 06/15/2012                 50,000       48,250
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012       250,000      280,000
La Quinta Properties, Inc., 7.00%, 08/15/2012 144A           75,000       79,406
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012         350,000      398,125
Seneca Gaming Corp., 7.25%, 05/01/2012 144A                 255,000      264,563
                                                                      ----------
                                                                       1,349,094
                                                                      ----------
Household Durables 0.1%
Meritage Corp., 9.75%, 06/01/2011                           100,000      112,750
Schuler Homes, Inc., 10.50%, 07/15/2011                     200,000      231,000
Standard Pacific Corp., 7.75%, 03/15/2013                   200,000      218,500
WCI Communities, Inc., 9.125%, 05/01/2012                   200,000      224,000
                                                                      ----------
                                                                         786,250
                                                                      ----------
Media 0.4%
CSC Holdings, Inc., 7.625%, 04/01/2011                      350,000      370,562
Dex Media West LLC, 8.50%, 08/15/2010                       155,000      176,700
Emmis Communications Corp., 6.875%, 05/15/2012              100,000      104,250
Mediacom Capital Corp., 9.50%, 01/15/2013                   205,000      198,338
Mediacom LLC, 7.875%, 02/15/2011                            140,000      134,400
MediaNews Group, Inc., 6.875%, 10/01/2013                   200,000      207,500
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012           150,000      182,625
Time Warner, Inc., 7.625%, 04/15/2031                     2,000,000    2,309,068
                                                                      ----------
                                                                       3,683,443
                                                                      ----------
Multi-line Retail 0.1%
May Department Stores Co., 7.45%, 09/15/2011              1,000,000    1,137,608
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                          Principal
                                                            Amount       Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 0.2%
Cole National Group, Inc., 8.875%, 05/15/2012              $200,000   $  227,500
CSK Auto, Inc., 7.00%, 01/15/2014                           200,000      194,500
Group 1 Automotive, Inc., 8.25%, 08/15/2013                 200,000      212,000
Michaels Stores, Inc., 9.25%, 07/01/2009                    200,000      218,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011             200,000      233,000
United Auto Group, Inc., 9.625%, 03/15/2012                 200,000      221,500
Warnaco Group, Inc., 8.875%, 06/15/2013                     350,000      391,125
                                                                      ----------
                                                                       1,697,625
                                                                      ----------
CONSUMER STAPLES 0.2%
Beverages 0.1%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026              650,000      756,328
                                                                      ----------
Food & Staples Retailing 0.1%
Couche-Tard LP, 7.50%, 12/15/2013                           100,000      107,000
Rite Aid Corp., 8.125%, 05/01/2010                          200,000      211,000
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012                  200,000      216,500
                                                                      ----------
                                                                         534,500
                                                                      ----------
Food Products 0.0%
Chiquita Brands International, Inc., 7.50%,
   11/01/2014 144A                                           35,000       35,175
Del Monte Foods Co., 8.625%, 12/15/2012                     200,000      223,500
Dole Food Co., Inc., 7.25%, 06/15/2010                      200,000      207,500
                                                                      ----------
                                                                         466,175
                                                                      ----------
Personal Products 0.0%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A              100,000      106,250
                                                                      ----------
ENERGY 0.3%
Energy Equipment & Services 0.0%
Dresser, Inc., 9.375%, 04/15/2011                           200,000      221,000
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009            100,000      106,625
                                                                      ----------
                                                                         327,625
                                                                      ----------
Oil & Gas 0.3%
Chesapeake Energy Corp., 6.875%, 01/15/2016                 250,000      262,500
El Paso Energy Partners LP, 8.50%, 06/01/2011               400,000      451,500
Evergreen Resources, Inc., 5.875%, 03/15/2012                40,000       41,400
Exco Resources, Inc., 7.25%, 01/15/2011                      70,000       74,550
Ferrellgas LP, 6.75%, 05/01/2014                            180,000      184,500
Forest Oil Corp., 7.75%, 05/01/2014                         250,000      273,125
Frontier Oil Corp., 6.625%, 10/01/2011 144A #                50,000       50,875
Kinder Morgan Energy Partners, 7.40%, 03/15/2031            800,000      910,853
Plains Exploration & Production Co., 8.75%, 07/01/2012      200,000      225,500
Stone Energy Corp., 8.25%, 12/15/2011                       175,000      189,437
                                                                      ----------
                                                                       2,664,240
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Principal
                                                              Amount        Value
------------------------------------------------------------------------------------
CORPORATE BONDS continued
FINANCIALS 3.8%
Capital Markets 1.1%
Alliance Capital Management LP, 5.625%, 08/15/2006          $4,425,000   $ 4,631,564
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009                 1,085,000     1,246,026
Legg Mason, Inc., 6.75%, 07/02/2008                          3,500,000     3,857,749
Morgan Stanley, 3.625%, 04/01/2008                             400,000       401,168
                                                                         -----------
                                                                          10,136,507
                                                                         -----------
Commercial Banks 0.4%
Bank of America Corp., 7.125%, 05/01/2006                    1,000,000     1,066,480
Union Planters Bank, 6.50%, 03/15/2008                       2,380,000     2,570,807
                                                                         -----------
                                                                           3,637,287
                                                                         -----------
Consumer Finance 0.7%
Ford Motor Credit Co., 7.00%, 10/01/2013                       500,000       529,528
Household Finance Corp., 4.75%, 05/15/2009                   3,000,000     3,099,540
Sprint Capital Corp., 6.875%, 11/15/2028                     2,160,000     2,272,413
                                                                         -----------
                                                                           5,901,481
                                                                         -----------
Diversified Financial Services 0.1%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A               350,000       378,000
                                                                         -----------
Insurance 0.0%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013             250,000       268,125
                                                                         -----------
Real Estate 1.4%
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT        227,000       258,213
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT          250,000       270,625
Duke Realty LP, 7.05%, 03/01/2006 REIT                         700,000       730,827
EOP Operating LP:
   7.00%, 07/15/2011                                         3,250,000     3,656,084
   7.75%, 11/15/2007                                           500,000       558,702
ERP Operating LP, 6.63%, 04/13/2015 REIT                     4,680,000     4,781,547
FelCor Suites LP, 7.625%, 10/01/2007 REIT                      250,000       265,000
Host Marriott LP, Ser. J, 7.125%, 11/01/2013 REIT              200,000       211,000
LNR Property Corp., 7.625%, 07/15/2013                         200,000       220,000
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT          1,250,000     1,301,627
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT               200,000       208,000
                                                                         -----------
                                                                          12,461,625
                                                                         -----------
Thrifts & Mortgage Finance 0.1%
American General Finance Corp., 5.75%, 03/15/2007              925,000       977,964
                                                                         -----------
HEALTH CARE 0.1%
Health Care Equipment & Supplies 0.0%
NeighborCare, Inc., 6.875%, 11/15/2013                         135,000       141,075
                                                                         -----------
Health Care Providers & Services 0.1%
Extendicare Health Services, Inc., 6.875%, 05/01/2014          350,000       358,750
Service Corporation International, 6.75%, 04/01/2016 144A      110,000       110,550
Triad Hospitals, Inc., 7.00%, 11/15/2013                       400,000       409,000
                                                                         -----------
                                                                             878,300
                                                                         -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                          Principal
                                                           Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
INDUSTRIALS 1.2%
Aerospace & Defense 0.1%
Aviall, Inc., 7.625%, 07/01/2011                         $  190,000   $  206,150
DRS Technologies, Inc., 6.875%, 11/01/2013                  350,000      365,750
                                                                      ----------
                                                                         571,900
                                                                      ----------
Air Freight & Logistics 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020          1,000,000    1,334,707
                                                                      ----------
Commercial Services & Supplies 0.2%
Adesa, Inc., 7.625%, 06/15/2012                             350,000      362,250
Allied Waste North America, Inc., 6.50%, 11/15/2010          50,000       49,750
Cenveo Corp., 7.875%, 12/01/2013                            135,000      132,300
Coinmach Corp., 9.00%, 02/01/2010                           200,000      208,500
Geo Group, Inc., 8.25%, 07/15/2013                          250,000      259,062
Hines Nurseries, Inc., 10.25%, 10/01/2011                    75,000       79,875
Manitowoc Co., Inc., 7.125%, 11/01/2013                      75,000       79,688
NationsRent, Inc., 9.50%, 10/15/2010                        200,000      218,000
                                                                      ----------
                                                                       1,389,425
                                                                      ----------
Machinery 0.4%
Case New Holland, Inc., 9.25%, 08/01/2011 144A              250,000      281,250
Cummins, Inc., 9.50%, 12/01/2010                             50,000       58,000
Ingersoll Rand Co., 6.25%, 05/15/2006                     2,625,000    2,758,807
Terex Corp., 7.375%, 01/15/2014                             200,000      211,000
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A               200,000      199,000
                                                                      ----------
                                                                       3,508,057
                                                                      ----------
Road & Rail 0.4%
Burlington Northern Santa Fe Corp.:
   5.90%, 07/01/2012                                      2,000,000    2,156,012
   6.75%, 07/15/2011                                      1,050,000    1,180,949
                                                                      ----------
                                                                       3,336,961
                                                                      ----------
Transportation Infrastructure 0.0%
Offshore Logistics, Inc., 6.125%, 06/15/2013                350,000      357,000
                                                                      ----------
INFORMATION TECHNOLOGY 0.1%
IT Services 0.1%
Iron Mountain, Inc., 6.625%, 01/01/2016                     200,000      196,000
Stratus Technologies, Inc., 10.375%, 12/01/2008             300,000      273,000
Unisys Corp., 6.875%, 03/15/2010                            200,000      209,500
                                                                      ----------
                                                                         678,500
                                                                      ----------
MATERIALS 0.6%
Chemicals 0.3%
Airgas, Inc., 9.125%, 10/01/2011                            400,000      452,000
Dow Chemical Co., 8.625%, 04/01/2006                        836,000      903,396
Equistar Chemicals LP, 10.625%, 05/01/2011                  200,000      229,000
Ethyl Corp., 8.875%, 05/01/2010                              95,000      103,075

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                                Principal
                                                                 Amount        Value
--------------------------------------------------------------------------------------
CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
FMC Corp., 10.25%, 11/01/2009                                  $  150,000   $  175,875
Huntsman Advanced Materials LLC:
   11.00%, 07/15/2010 144A                                         67,000       78,055
   11.625%, 10/15/2010                                            200,000      232,500
Lyondell Chemical Co., 9.50%, 12/15/2008                          400,000      438,500
Nalco Co., 7.75%, 11/15/2011                                      200,000      213,000
                                                                            ----------
                                                                             2,825,401
                                                                            ----------
Containers & Packaging 0.1%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026                   250,000      223,750
Graphic Packaging International, Inc., 8.50%, 08/15/2011          200,000      224,500
Jefferson Smurfit Group, 7.50%, 06/01/2013                        200,000      212,000
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009          200,000      218,500
Stone Container Corp., 9.75%, 02/01/2011                          200,000      222,500
                                                                            ----------
                                                                             1,101,250
                                                                            ----------
Metals & Mining 0.1%
Century Aluminum Co., 7.50%, 08/15/2014 144A                       75,000       79,313
Massey Energy Co., 6.625%, 11/15/2010                             100,000      104,750
Peabody Energy Corp.:
   5.875%, 04/15/2016                                             155,000      153,837
   6.875%, 03/15/2013                                             170,000      184,450
U.S. Steel LLC, 10.75%, 08/01/2008                                 60,000       71,100
                                                                            ----------
                                                                               593,450
                                                                            ----------
Paper & Forest Products 0.1%
Georgia Pacific Corp., 8.125%, 05/15/2011                         250,000      290,000
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A      350,000      369,250
                                                                            ----------
                                                                               659,250
                                                                            ----------
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.0%
Insight Midwest LP, 10.50%, 11/01/2010                            200,000      220,000
Qwest Corp., 7.875%, 09/01/2011 144A                              100,000      104,250
                                                                            ----------
                                                                               324,250
                                                                            ----------
Wireless Telecommunications Services 0.1%
Nextel Communications, Inc., 5.95%, 03/15/2014                    350,000      344,750
                                                                            ----------
UTILITIES 0.3%
Electric Utilities 0.3%
Georgia Power Co., Ser. G, 6.20%, 02/01/2006                    1,250,000    1,307,144
Progress Energy, Inc., 7.75%, 03/01/2031                        1,275,000    1,512,035
                                                                            ----------
                                                                             2,819,179
                                                                            ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                         Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
CORPORATE BONDS continued
UTILITIES continued
Multi-Utilities & Unregulated Power 0.0%
NRG Energy, Inc., 8.00%, 12/15/2013 144A               $   175,000   $   188,344
Reliant Resources, Inc., 9.50%, 07/15/2013                 200,000       218,250
                                                                     -----------
                                                                         406,594
                                                                     -----------
      Total Corporate Bonds (cost $68,484,344)                        73,687,500
                                                                     -----------
U.S. TREASURY OBLIGATIONS 3.0%
U.S. Treasury Bonds, 6.00%, 02/15/2026                  20,915,000    23,852,093
U.S. Treasury Notes:
   2.75%, 07/31/2006                                       340,000       341,381
   3.375%, 01/15/2007                                    1,213,818     1,297,221
   5.00%, 08/15/2011                                     1,240,000     1,333,050
                                                                     -----------
      Total U.S. Treasury Obligations
         (cost $25,918,455)                                           26,823,745
                                                                     -----------
YANKEE OBLIGATIONS-CORPORATE 0.3%
INFORMATION TECHNOLOGY 0.0%
Electronic Equipment & Instruments 0.0%
Celestica, Inc., 7.875%, 07/01/2011                        110,000       114,675
                                                                     -----------
MATERIALS 0.3%
Metals & Mining 0.3%
Alcan, Inc., 6.125%, 12/15/2033                          2,500,000     2,604,407
                                                                     -----------
TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunications Services 0.0%
Rogers Cantel, Inc., 9.75%, 06/01/2016                     200,000       224,250
Rogers Wireless, Inc., 6.375%, 03/01/2014                  200,000       185,000
                                                                     -----------
                                                                         409,250
                                                                     -----------
      Total Yankee Obligations-Corporate
         (cost $2,904,160)                                             3,128,332
                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES 2.5%
Fixed Rate 2.5%
Asset Securitization Corp., Ser. 1997-D4,
   Class A-1D, 7.49%, 04/14/2029                           681,874       741,387
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A,
   Class A1, 2.96%, 03/10/2039                           3,191,006     3,149,570
Credit Suisse First Boston Mtge. Securities Corp.,
   Ser. 2001-CKN5, Class A4, 5.44%, 09/15/2034           1,905,000     2,020,721
GMAC Comml. Mtge. Securities, Inc., Ser. 2000-C3,
   Class A2, 6.96%, 09/15/2035                           3,940,000     4,489,561
LB-UBS Comml. Mtge. Trust:
   Ser. 2000-C4, Class A1, 7.18%, 09/15/2019             2,956,298     3,227,393
   Ser. 2002-C2, Class A4, 5.59%, 06/15/2031             1,920,000     2,060,245
   Ser. 2004-C1, Class A4, 4.57%, 01/15/2031             2,885,000     2,856,890
Wachovia Bank Comml. Mtge. Trust, Ser. 2003-C8,
   Class A1, 3.44%, 11/15/2035                           3,488,003     3,466,145
                                                                     -----------
      Total Commercial Mortgage-Backed Securities
         (cost $21,928,646)                                           22,011,912
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                        Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 3.3%
Fixed Rate 3.3%
FHLMC:
   Ser. 2727, Class PD, 4.50%, 06/15/2029              $ 3,300,000   $ 3,289,702
   Ser. 2752, Class PE, 5.00%, 02/15/2028                3,172,000     3,216,231
   Ser. 2773, Class EB, 4.50%, 08/15/2013                3,115,000     3,158,599
   Ser. 2780, Class BD, 4.50%, 10/15/2017                3,575,000     3,623,459
   Ser. 2840, Class OD, 5.00%, 07/15/2029                3,793,000     3,822,628
FNMA:
   Ser. 1999-8, Class QD, 6.00%, 03/25/2014                751,730       782,078
   Ser. 2001-69, Class PG, 6.00%, 12/25/2016             4,013,000     4,239,569
   Ser. 2002-09, Class PC, 6.00%, 03/25/2017               865,000       907,738
   Ser. 2003-92, Class PD, 4.50%, 03/25/2017             3,605,000     3,599,507
   Ser. 2004-33, Class MW, 4.50%, 01/25/2030             2,617,000     2,552,357
                                                                     -----------
      Total Agency Mortgage-Backed Collateralized
         Mortgage Obligations (cost $28,920,945)                      29,191,868
                                                                     -----------
WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 0.5%
Fixed Rate 0.5%
Wells Fargo Mtge. Backed Securities Trust:
   Ser. 2004-N, Class A6, 4.00%, 08/25/2034              1,585,000     1,560,776
   Ser. 2004-S, Class A7, 3.54%, 09/25/2034              2,845,000     2,763,035
                                                                     -----------
      Total Whole Loan Mortgage-Backed
         Collateralized Mortgage Obligations
         (cost $4,266,215)                                             4,323,811
                                                                     -----------
AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 10.4%
Fixed Rate 10.4%
FHLMC:
   4.50%, TBA #                                          8,240,000     7,938,729
   5.00%, TBA #                                            605,000       599,139
   6.00%, 08/01/2013                                     2,049,918     2,154,473
   6.50%, 06/01/2029                                        97,320       102,320
   7.50%, 06/01/2032                                     1,493,936     1,603,914
FNMA:
   4.50%, TBA #                                         12,555,000    12,511,836
   4.87%, 05/01/2013                                     2,495,000     2,568,857
   5.00%, TBA #                                          3,720,000     3,681,639
   5.50%, TBA #                                          3,490,000     3,536,899
   6.00%, 12/01/2012                                     3,438,895     3,615,749
   6.13%, 09/01/2008                                     1,594,178     1,714,400
   6.23%, 06/01/2008                                     3,865,014     4,112,449
   6.40%, 07/01/2011                                     2,937,486     3,237,743
   6.50%, 07/01/2013                                     8,057,101     8,481,208
   6.54%, 12/01/2007                                       459,991       494,170
   6.56%, 12/01/2007                                     1,741,706     1,872,050
   6.80%, 01/01/2007                                     5,049,342     5,345,846
   7.00%, 05/01/2032                                     2,318,916     2,460,678

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                        Principal
                                                          Amount        Value
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES continued
Fixed Rate continued
FNMA continued
   7.02%, 07/01/2009                                   $ 2,146,486   $ 2,379,310
   7.06%, 08/01/2006                                     2,272,811     2,387,997
   7.09%, 10/01/2007                                     1,886,516     2,035,447
   7.14%, 07/01/2009                                     1,906,335     2,121,980
   7.22%, 07/01/2007                                     2,275,331     2,451,134
   7.32%, 12/01/2010                                     2,567,991     2,948,977
   7.47%, 08/01/2007                                     1,361,799     1,467,940
   7.50%, 12/01/2030                                     1,455,841     1,561,280
   7.53%, 05/01/2007                                     4,143,704     4,467,660
   9.00%, 08/01/2014                                     1,353,439     1,468,966
GNMA:
   5.50%, 01/15/2034                                     2,806,773     2,860,731
   6.50%, 10/15/2008                                       564,690       600,222
                                                                     -----------
      Total Agency Mortgage-Backed Pass-Through
         Securities (cost $91,565,488)                                92,783,743
                                                                     -----------
WHOLE LOAN MORTGAGE-BACKED PASS-THROUGH
   SECURITIES 0.8%
Fixed Rate 0.8%
Master Alternative Loan Trust, 4.50%, 07/25/2019         4,413,936     4,470,576
Residential Asset Mtge. Products, Inc.,
   Ser. 2004-SL2, Class AI, 6.50%, 10/25/2016            2,333,540     2,415,534
                                                                     -----------
      Total Whole Loan Mortgage-Backed Pass-Through
         Securities (cost $6,666,386)                                  6,886,110
                                                                     -----------
REPERFORMING MORTGAGE-BACKED PASS-THROUGH
   SECURITIES 1.8%
FNMA:
   7.50%, 02/25/2029                                       693,136       751,753
   Ser. 2001-T10, Class A1, 7.00%, 12/25/2041            1,540,317     1,641,772
   Ser. 2002-T4, Class A2, 7.00%, 12/25/2041             1,899,493     2,036,019
   Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042            2,451,151     2,627,328
   Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044            2,633,117     2,786,821
   Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033            2,969,403     3,142,543
   Ser. 2004-W9, Class 2A1, 6.50%, 02/25/2044            2,905,822     3,072,907
                                                                     -----------
      Total Reperforming Mortgage-Backed
         Pass-Through Securities (cost $16,108,810)                   16,059,143
                                                                     -----------
REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE
   OBLIGATIONS 1.2%
FNMA:
   Ser. 2003-W14, Class 1A6, 5.82%, 09/25/2043           3,890,000     4,030,250
   Ser. 2003-W19, Class 1A5, 5.50%, 11/25/2033           6,345,000     6,562,815
                                                                     -----------
      Total Reperforming Mortgage-Backed
         Collateralized Mortgage Obligations
         (cost $10,702,904)                                           10,593,065
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS 62.7%
CONSUMER DISCRETIONARY 7.2%
Auto Components 0.3%
Lear Corp.                                                  52,236   $ 2,844,250
                                                                     -----------
Hotels, Restaurants & Leisure 0.3%
Starbucks Corp. *                                           64,596     2,936,534
                                                                     -----------
Household Durables 0.5%
Pulte Homes, Inc.                                           69,100     4,240,667
                                                                     -----------
Internet & Catalog Retail 0.4%
eBay, Inc. *                                                38,976     3,583,453
                                                                     -----------
Media 1.4%
Comcast Corp., Class A *                                   149,602     4,224,761
Viacom, Inc., Class A                                       20,833       708,322
Viacom, Inc., Class B                                      214,000     7,181,840
                                                                     -----------
                                                                      12,114,923
                                                                     -----------
Multi-line Retail 0.9%
Nordstrom, Inc.                                            150,700     5,762,768
Target Corp.                                                58,000     2,624,500
                                                                     -----------
                                                                       8,387,268
                                                                     -----------
Specialty Retail 2.3%
Best Buy Co., Inc.                                         112,041     6,077,104
Chico's FAS, Inc. *                                         59,300     2,028,060
Lowe's Companies, Inc.                                     140,291     7,624,816
Staples, Inc.                                              152,647     4,551,933
                                                                     -----------
                                                                      20,281,913
                                                                     -----------
Textiles, Apparel & Luxury Goods 1.1%
Nike, Inc., Class B                                         74,600     5,878,480
Polo Ralph Lauren Corp., Class A                           117,461     4,272,057
                                                                     -----------
                                                                      10,150,537
                                                                     -----------
CONSUMER STAPLES 5.7%
Beverages 1.6%
Anheuser-Busch Companies, Inc.                              57,813     2,887,759
Diageo plc                                                 361,800     4,517,769
PepsiCo, Inc.                                              135,067     6,571,010
                                                                     -----------
                                                                      13,976,538
                                                                     -----------
Food & Staples Retailing 2.9%
BJ's Wholesale Club, Inc. *                                172,125     4,705,898
CVS Corp.                                                  196,296     8,269,950
Wal-Mart Stores, Inc.                                      247,106    13,146,039
                                                                     -----------
                                                                      26,121,887
                                                                     -----------
Household Products 1.0%
Procter & Gamble Co.                                       161,640     8,747,957
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 0.2%
Altria Group, Inc.                                          39,695   $ 1,867,253
                                                                     -----------
ENERGY 4.3%
Energy Equipment & Services 0.3%
Schlumberger, Ltd                                           32,400     2,180,844
                                                                     -----------
Oil & Gas 4.0%
Apache Corp.                                               133,340     6,681,668
BP Amoco plc, ADR                                          190,100    10,936,453
Exxon Mobil Corp.                                          309,382    14,952,432
Occidental Petroleum Corp.                                  60,300     3,372,579
                                                                     -----------
                                                                      35,943,132
                                                                     -----------
FINANCIALS 13.4%
Capital Markets 1.4%
Goldman Sachs Group, Inc.                                   60,700     5,659,668
Morgan Stanley                                             138,801     6,842,889
                                                                     -----------
                                                                      12,502,557
                                                                     -----------
Commercial Banks 3.5%
Bank of America Corp.                                      359,758    15,588,314
U.S. BanCorp.                                              206,367     5,964,006
Wells Fargo & Co.                                           91,195     5,437,958
Zions BanCorp.                                              72,900     4,449,816
                                                                     -----------
                                                                      31,440,094
                                                                     -----------
Consumer Finance 1.4%
American Express Co.                                       138,821     7,143,729
Capital One Financial Corp.                                 69,100     5,106,490
                                                                     -----------
                                                                      12,250,219
                                                                     -----------
Diversified Financial Services 3.0%
Citigroup, Inc.                                            413,667    18,250,988
JPMorgan Chase & Co.                                       230,028     9,139,013
                                                                     -----------
                                                                      27,390,001
                                                                     -----------
Insurance 2.7%
American International Group, Inc.                         209,597    14,250,500
Hartford Financial Services Group, Inc.                     92,197     5,709,760
MetLife, Inc.                                              102,900     3,977,085
                                                                     -----------
                                                                      23,937,345
                                                                     -----------
Thrifts & Mortgage Finance 1.4%
Countrywide Financial Corp.                                170,800     6,727,812
Freddie Mac                                                 87,800     5,728,072
                                                                     -----------
                                                                      12,455,884
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE 8.6%
Biotechnology 0.8%
Amgen, Inc. *                                               99,485   $ 5,638,810
Genentech, Inc. *                                           33,904     1,777,248
                                                                     -----------
                                                                       7,416,058
                                                                     -----------
Health Care Equipment & Supplies 2.0%
Medtronic, Inc.                                             67,016     3,478,130
Millipore Corp. *                                           97,400     4,660,590
St. Jude Medical, Inc. *                                    77,400     5,825,898
Zimmer Holdings, Inc. *                                     47,600     3,762,304
                                                                     -----------
                                                                      17,726,922
                                                                     -----------
Health Care Providers & Services 2.1%
Aetna, Inc.                                                 68,900     6,885,177
Anthem, Inc. *                                              61,896     5,400,426
Caremark Rx, Inc. *                                        202,600     6,497,382
                                                                     -----------
                                                                      18,782,985
                                                                     -----------
Pharmaceuticals 3.7%
Abbott Laboratories                                         48,300     2,045,988
Johnson & Johnson                                          192,732    10,856,593
Merck & Co., Inc.                                          131,638     4,344,054
Pfizer, Inc.                                               365,688    11,190,053
Wyeth                                                      125,974     4,711,428
                                                                     -----------
                                                                      33,148,116
                                                                     -----------
INDUSTRIALS 8.6%
Aerospace & Defense 1.7%
Lockheed Martin Corp.                                      157,838     8,804,204
United Technologies Corp.                                   70,300     6,564,614
                                                                     -----------
                                                                      15,368,818
                                                                     -----------
Airlines 0.2%
Southwest Airlines Co.                                     150,000     2,043,000
                                                                     -----------
Building Products 1.4%
American Standard Companies, Inc. *                        134,019     5,214,679
Masco Corp.                                                194,500     6,716,085
                                                                     -----------
                                                                      11,930,764
                                                                     -----------
Commercial Services & Supplies 0.5%
Cendant Corp.                                              210,117     4,538,527
                                                                     -----------
Industrial Conglomerates 3.4%
General Electric Co.                                       672,971    22,598,366
Tyco International, Ltd                                    249,484     7,649,180
                                                                     -----------
                                                                      30,247,546
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Machinery 1.4%
Deere & Co.                                                111,707   $ 7,210,687
Dover Corp.                                                143,729     5,586,746
                                                                     -----------
                                                                      12,797,433
                                                                     -----------
INFORMATION TECHNOLOGY 10.8%
Communications Equipment 1.5%
Cisco Systems, Inc. *                                      311,952     5,646,331
Corning, Inc.                                              225,653     2,500,236
QUALCOMM, Inc.                                             129,900     5,071,296
                                                                     -----------
                                                                      13,217,863
                                                                     -----------
Computers & Peripherals 2.4%
Dell, Inc. *                                               232,961     8,293,411
Hewlett-Packard Co.                                        177,408     3,326,400
International Business Machines Corp.                       68,282     5,854,499
Lexmark International, Inc., Class A *                      42,900     3,604,029
                                                                     -----------
                                                                      21,078,339
                                                                     -----------
IT Services 1.1%
Accenture, Ltd., Class A *                                 271,090     7,332,985
Cognizant Technology Solutions Corp., Class A *             91,400     2,788,614
                                                                     -----------
                                                                      10,121,599
                                                                     -----------
Semiconductors & Semiconductor Equipment1.5%
Altera Corp. *                                             187,675     3,672,800
Intel Corp.                                                260,083     5,217,265
Texas Instruments, Inc.                                    222,459     4,733,927
                                                                     -----------
                                                                      13,623,992
                                                                     -----------
Software 4.3%
Citrix Systems, Inc. *                                     171,700     3,008,184
Intuit, Inc. *                                              92,600     4,204,040
Microsoft Corp.                                            715,702    19,789,160
Oracle Corp. *                                             989,696    11,163,771
                                                                     -----------
                                                                      38,165,155
                                                                     -----------
MATERIALS 2.5%
Chemicals 1.5%
Air Products & Chemicals, Inc.                             126,227     6,864,224
PPG Industries, Inc.                                       100,179     6,138,969
                                                                     -----------
                                                                      13,003,193
                                                                     -----------
Metals & Mining 0.6%
Alcoa, Inc.                                                167,971     5,642,147
                                                                     -----------
Paper & Forest Products 0.4%
Weyerhaeuser Co.                                            52,400     3,483,552
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                         Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.                             256,759   $ 10,111,169
                                                                   ------------
UTILITIES 0.5%
Multi-Utilities & Unregulated Power 0.5%
ONEOK, Inc.                                              155,470      4,045,329
                                                                   ------------
      Total Common Stocks (cost $493,940,161)                       559,845,763
                                                                   ------------
SHORT-TERM INVESTMENTS 7.1%
MUTUAL FUND SHARES 7.1%
Evergreen Institutional U.S. Government
   Money Market Fund ** ##
   (cost $63,908,730)                                 63,908,730     63,908,730
                                                                   ------------
Total Investments (cost $842,835,283) 102.6%                        916,831,230
Other Assets and Liabilities (2.6%)                                 (23,255,234)
                                                                   ------------
Net Assets 100.0%                                                  $893,575,996
                                                                   ============

144A Security that may be resold to qualified institutional buyers under Rule
     144A of the Securities Act of 1933, as amended.

     This security has been determined to be liquid under guidelines established by the Board of Trustees.

#    When-issued or delayed delivery security

*    Non-income producing security

** Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

## All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations

ADR     American Depositary Receipt
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association
GNMA    Government National Mortgage Association
REIT    Real Estate Investment Trust
TBA     To Be Announced

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

The following table shows portfolio composition as a percent of total investments as of September 30, 2004:

Common Stocks                                                              61.0%
Agency Mortgage-Backed Pass-Through Securities                             10.1%
Corporate Bonds                                                             8.0%
Cash Equivalents                                                            7.0%
Agency Mortgage-Backed Collateralized Mortgage Obligations                  3.2%
U.S. Treasury Obligations                                                   2.9%
Commercial Mortgage-Backed Securities                                       2.4%
Reperforming Mortgage-Backed Pass-Through Securities                        1.8%
Reperforming Mortgage-Backed Collateralized Mortgage Obligations            1.2%
Whole Loan Mortgage-Backed Pass-Through Securities                          0.8%
Asset-Backed Securities                                                     0.8%
Whole Loan Mortgage-Backed Collateralized Mortgage Obligations              0.5%
Yankee Obligations-Corporate                                                0.3%
                                                                           ----
                                                                            100%
                                                                           ----

The following table shows the percent of total bonds by credit quality based on Moody's and Standard & Poor's ratings as of September 30, 2004:

AAA     72.7%
A        6.7%
BBB     11.8%
BB       2.6%
B        4.7%
NR       1.5%
       -----
       100.0%
       -----

The following table shows the percent of total bonds by maturity as of September 30, 2004:

Less than 1 year     6.0%
1 to 3 year(s)      29.0%
3 to 5 years        19.0%
5 to 10 years       34.0%
10 to 20 years       1.0%
20 to 30 years      11.0%
                   -----
                   100.0%
                   -----

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004 (unaudited)
-------------------------------------------------------------------------------
Assets
Investments in securities, at value (cost $842,835,283)           $ 916,831,230
Receivable for securities sold                                        5,566,337
Receivable for Fund shares sold                                          37,369
Dividends and interest receivable                                     2,985,570
Prepaid expenses and other assets                                        88,036
-------------------------------------------------------------------------------
   Total assets                                                     925,508,542
-------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     29,696,966
Payable for Fund shares redeemed                                      1,966,519
Advisory fee payable                                                      9,125
Distribution Plan expenses payable                                        7,882
Due to other related parties                                             27,599
Accrued expenses and other liabilities                                  224,455
-------------------------------------------------------------------------------
   Total liabilities                                                 31,932,546
-------------------------------------------------------------------------------
Net assets                                                        $ 893,575,996
-------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                   $ 938,172,338
Overdistributed net investment income                                  (989,449)
Accumulated net realized losses on securities and foreign
   currency related transactions                                   (117,602,840)
Net unrealized gains on securities                                   73,995,947
-------------------------------------------------------------------------------
Total net assets                                                  $ 893,575,996
-------------------------------------------------------------------------------
Net assets consists of
   Class A                                                        $ 620,284,095
   Class B                                                           86,559,942
   Class C                                                           14,350,179
   Class I                                                          172,381,780
-------------------------------------------------------------------------------
Total net assets                                                  $ 893,575,996
-------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           77,343,264
   Class B                                                           10,794,429
   Class C                                                            1,786,212
   Class I                                                           21,579,809
-------------------------------------------------------------------------------
Net asset value per share
   Class A                                                        $        8.02
   Class A - Offering price (based on sales charge of 5.75%)      $        8.51
   Class B                                                        $        8.02
   Class C                                                        $        8.03
   Class I                                                        $        7.99
-------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2004 (unaudited)

-------------------------------------------------------------------------------
Investment income
Interest                                                           $  7,879,508
Dividends (net of foreign withholding taxes of $10,074)               4,150,359
-------------------------------------------------------------------------------
Total investment income                                              12,029,867
-------------------------------------------------------------------------------
Expenses
Advisory fee                                                          1,793,688
Distribution Plan expenses
   Class A                                                              970,785
   Class B                                                              456,195
   Class C                                                               74,518
Administrative services fee                                             471,092
Transfer agent fees                                                     883,956
Trustees' fees and expenses                                               7,221
Printing and postage expenses                                            50,101
Custodian and accounting fees                                            95,864
Registration and filing fees                                             19,571
Professional fees                                                        12,557
Other                                                                    10,012
-------------------------------------------------------------------------------
   Total expenses                                                     4,845,560
   Less: Expense reductions                                              (2,176)
-------------------------------------------------------------------------------
   Net expenses                                                       4,843,384
-------------------------------------------------------------------------------
Net investment income                                                 7,186,483
-------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains on:
   Securities                                                        16,560,235
   Foreign currency related transactions                                  3,048
-------------------------------------------------------------------------------
Net realized gains on securities and foreign currency related
   transactions                                                      16,563,283
Net change in unrealized gains or losses on securities              (37,537,911)
-------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   foreign currency related transactions                            (20,974,628)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               $(13,788,145)
-------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                 Six Months Ended
                                                September 30, 2004                Year Ended
                                                   (unaudited)                   March 31, 2004
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $    7,186,483                 $   16,885,358
Net realized gains on securities and
   foreign currency related transactions                    16,563,283                     47,447,294
Net change in unrealized gains or losses
   on securities                                           (37,537,911)                   130,113,139
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                               (13,788,145)                   194,445,791
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income
   Class A                                                  (5,669,227)                   (13,123,207)
   Class B                                                    (474,127)                    (1,159,297)
   Class C                                                     (77,101)                      (173,475)
   Class I                                                  (1,918,058)                    (5,083,655)
-----------------------------------------------------------------------------------------------------
   Total distributions to shareholders                      (8,138,513)                   (19,539,634)
-----------------------------------------------------------------------------------------------------
                                             Shares                         Shares
Capital share transactions
Proceeds from shares sold
   Class A                                    728,688        5,837,820     2,435,928       18,846,671
   Class B                                    376,049        3,016,687     1,282,480        9,915,408
   Class C                                    109,148          875,277       741,937        5,747,688
   Class I                                  1,017,430        8,125,417     2,767,778       21,550,051
-----------------------------------------------------------------------------------------------------
                                                            17,855,201                     56,059,818
-----------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                    592,647        4,764,713     1,397,375       10,981,365
   Class B                                     53,277          428,327       133,533        1,048,688
   Class C                                      8,701           70,040        19,783          156,184
   Class I                                    127,059        1,017,069       295,151        2,325,107
-----------------------------------------------------------------------------------------------------
                                                             6,280,149                     14,511,344
-----------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
   to Class A shares
   Class A                                    292,037        2,347,729       420,067        3,266,904
   Class B                                   (292,330)      (2,347,729)     (420,505)      (3,266,904)
-----------------------------------------------------------------------------------------------------
                                                                     0                              0
-----------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                 (8,165,538)     (65,491,585)  (17,770,006)    (138,164,913)
   Class B                                 (1,330,458)     (10,659,995)   (2,341,268)     (18,195,095)
   Class C                                   (289,438)      (2,313,193)     (383,355)      (2,988,120)
   Class I                                 (5,964,568)     (47,719,203)  (23,910,082)    (183,902,234)
-----------------------------------------------------------------------------------------------------
                                                          (126,183,976)                  (343,250,362)
-----------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   acquisition
   Class A                                          0                0       229,629        1,741,067
   Class I                                          0                0    19,938,828      150,597,452
-----------------------------------------------------------------------------------------------------
                                                                     0                    152,338,519
-----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                        (102,048,626)                  (120,340,681)
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   (123,975,284)                    54,565,476
Net assets
Beginning of period                                      1,017,551,280                    962,985,804
-----------------------------------------------------------------------------------------------------
End of period                                           $  893,575,996                 $1,017,551,280
-----------------------------------------------------------------------------------------------------
Overdistributed net investment income                   $     (989,449)                $      (37,419)
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Balanced Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 1.5% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.41% and declining to 0.21% as average daily net assets increase.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended September 30, 2004 the transfer agent fees were equivalent to an annual rate of 0.19% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended September 30, 2004 the Fund paid brokerage commissions of $90,801 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the six months ended September 30, 2004, EIS received $7,757 from the sale of Class A shares and $75,774 and $2,589 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on June 13, 2003, the Fund acquired the net assets of Evergreen Select Balanced Fund in a tax-free exchange for Class A and Class I shares of the Fund. Shares were issued to Class IS and Class I shares of Evergreen Select Balanced Fund at an exchange ratio of 1.34 and 1.34 for Class A and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $13,669,638. The aggregate net assets of the Fund and the Evergreen Select Balanced Fund immediately prior to the acquisition were $1,003,038,972 and $152,338,519, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,155,377,491.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended September 30, 2004:

      Cost of Purchases           Proceeds from Sales
---------------------------------------------------------
    U.S.         Non-U.S.         U.S.          Non-U.S.
 Government     Government     Government     Government
---------------------------------------------------------
$271,142,619   $275,824,440   $295,556,279   $362,711,374
---------------------------------------------------------

On September 30, 2004, the aggregate cost of securities for federal income tax purposes was $849,233,121. The gross unrealized appreciation and depreciation on securities based on tax cost was $75,496,658 and $7,898,549, respectively, with a net unrealized appreciation of $67,598,109.

As of March 31, 2004, the Fund had $126,366,254 in capital loss carryovers for federal income tax purposes with $47,021,627 expiring in 2009, $51,415,783 expiring in 2010 and $27,928,844 expiring in 2011.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

to borrow from, or lend money to, other participating funds. During the six months ended September 30, 2004 the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended September 30, 2004, the Fund had no borrowings under this agreement.

11. LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have a material effect on the Fund's financial position and results of operations.

12. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus,
(ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

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34

                       This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES(1)
Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------

Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------

K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust

--------------------------------------------------------------------------------

Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------

David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden LLC (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------

Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued

Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------

Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President and Chief
President                       Executive Officer, Evergreen Investment Company,
DOB: 6/20/1945                  Inc. and Executive Vice President, Wachovia
Term of office since: 2003      Bank, N.A.; former Chief Investment Officer,
                                Evergreen Investment Company, Inc.
--------------------------------------------------------------------------------

Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------

Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

James Angulos(4)                Principal occupations: Chief Compliance Officer,
Chief Compliance Officer        Senior Vice President and Director of
DOB: 9/2/1947                   Compliance, Evergreen Investment Services, Inc.
Term of office since: 2004
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

[GRAPHIC OMITTED]

568008 rv1 11/2004

                SEMI-ANNUAL REPORT FOR EVERGREEN FOUNDATION FUND

                               SEPTEMBER 30, 2004

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

table of contents

 1   LETTER TO SHAREHOLDERS
 4   FUND AT A GLANCE
 6   ABOUT YOUR FUND'S EXPENSES
 7   FINANCIAL HIGHLIGHTS
11   SCHEDULE OF INVESTMENTS
21   STATEMENT OF ASSETS AND LIABILITIES
22   STATEMENT OF OPERATIONS
23   STATEMENTS OF CHANGES IN NET ASSETS
24   NOTES TO FINANCIAL STATEMENTS
32   TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 800.343.2898, by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Information relating to how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov.

Mutual Funds:

----------------   --------------   -------------------
NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Foundation Fund, which covers the six-month period ended September 30, 2004.

During these challenging times, the importance of proper asset allocation between stocks, bonds and cash cannot be overstated. We strongly believe that investment portfolios utilizing a balanced approach for diversification will provide investors, as they have historically, with the stability necessary during periods of market turmoil. Given the uncertain geopolitical backdrop, our portfolio managers entered the investment period preparing for, and adapting to, the rapidly changing fundamental landscape. Our forecast for the investment period included less accommodation from the Federal Reserve, along with a moderation in economic and corporate profit growth. As a result, our equity analysts sought sustainable profits and the potential for higher dividends, while our bond teams attempted to identify credit quality with appropriate maturities for the fixed income portion of our diversified investment portfolios.

The period began with positive momentum on the economic front. First quarter Gross Domestic Products (GDP) grew in excess of 4%, and supporting data pointed to a continuation of solid growth. Retail sales were strong and manufacturing had managed to put together several months of consistent growth. The solid contributions from business investment, meanwhile, had enabled the expansion to broaden, reinforcing the trend for sustainable economic growth. The next key for the recovery would come in the

LETTER TO SHAREHOLDERS continued

form of employment growth, which has historically lagged that of GDP growth. This recovery was no exception, and fears of a jobless recovery persisted for months. Yet that too also improved, as the investment period began with consecutive monthly payroll gains in excess of 300,000 jobs.

Another condition of economic recoveries is that they have to transition from the initial phase of surging growth to more normalized periods of average growth. This historically subtle transition was abundantly clear during the second quarter as GDP growth had moderated two full percentage points, to 3%, from the approximately 5% pace over the prior twelve months. Personal consumption weakened, prices for oil and gasoline were surging, and fears of terror abounded as the June 30th deadline approached for the handover of power in Iraq.

As if this wasn't enough, the Federal Reserve had been preparing Wall Street for higher interest rates. Monetary policymakers began the second quarter with a new "spin" on their message to the public, stating that they would remain "measured" in their removal of policy accommodation. Despite these attempts at improved clarity from the Federal Reserve, market interest rates alternately plunged, then soared, only to recover again by the end of the summer. These interest rate concerns were exacerbated by rising gasoline prices and the larger-than-forecasted readings on consumer inflation during May and June. As it turned out, the advent of the Federal Reserve's gradual tightening cycle proved to be the tonic that the markets needed, with the yield curve flattening slightly by the end of the investment period.

In addition to the aforementioned deceleration in GDP growth, the pace of growth in corporate profits has also moderated in recent months. After climbing approximately 20% over the past twelve months, operating earnings for companies within the S&P 500 Index are expected to climb by 15% in the second half of 2004, with profit gains of up to 10% in 2005.

LETTER TO SHAREHOLDERS continued

These forecasts were also weighed down by the fact that the third quarter represented the first time in a year that consensus EPS estimates did not increase during the quarter. Add in the uncertainty of the presidential election and higher energy prices, and the stock market faced many challenges during the investment period. To combat these issues, our equity teams endeavored to find companies with sustainability in profits, cash flows, and dividends in order to enhance total return prospects.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FUND AT A GLANCE

as of September 30, 2004

MANAGEMENT TEAM

[GRAPHIC OMITTED]

Maureen E.
Cullinane, CFA
Large Cap Core
Growth Team
Lead Manager

[GRAPHIC OMITTED]

Timothy E. O'Grady
Value Equity Team
Lead Manager

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED] [GRAPHIC OMITTED]

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/2/1990

                                    Class A    Class B    Class C    Class I
                                   --------   --------   --------   --------
Class inception date               1/3/1995   1/3/1995   1/3/1995   1/2/1990
----------------------------------------------------------------------------
Nasdaq symbol                       EFOAX      EFOBX      EFOCX      EFONX
----------------------------------------------------------------------------
6-month return with sales charge    -7.15%     -6.77%     -2.85%      N/A
----------------------------------------------------------------------------
6-month return w/o sales charge     -1.51%     -1.89%     -1.87%     -1.36%
----------------------------------------------------------------------------
Average annual return*
----------------------------------------------------------------------------
1-year with sales charge             2.46%      2.86%      6.88%      N/A
----------------------------------------------------------------------------
1-year w/o sales charge              8.69%      7.86%      7.88%      9.01%
----------------------------------------------------------------------------
5-year                              -1.37%     -1.25%     -0.93%      0.08%
----------------------------------------------------------------------------
10-year                              6.73%      6.57%      6.56%      7.62%
----------------------------------------------------------------------------

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.The maximum applicable sales charge is 5.75% for Class A, 5.00% for Class B and 1.00% for Class C. Class I is not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

FUND AT A GLANCE continued

LONG-TERM GROWTH



                                            Foundation Fund      Russell 1000    LBABI      CPI


                  3/31/94                      9425                   10000      10000       10000
                  3/31/95                     10317                   11444      10499       10285
                  3/31/96                     12327                   15192      11631       10577
                  3/31/97                     13909                   17902      12203       10870
                  3/31/98                     18622                   26553      13665       11019
                  3/31/99                     19662                   30978      14552       11209
                  3/31/00                     22883                   37542      14825       11624
                  3/31/01                     19104                   29002      16682       11970
                  3/31/02                     18864                   29255      17574       12147
                  3/31/03                     16413                   22084      19628       12514
                  3/31/04                     19967                   30116      20689       12731



Comparison of a $10,000 investment in the Evergreen Foundation Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index
(CPI).

The LBABI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. government guarantees apply only to certain securities held in the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of September 30, 2004, and subject to change.

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and
(2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

The example illustrates your fund's costs in two ways:

o    Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

o    Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account     Account      Expenses
                                               Value       Value     Paid During
                                              4/1/2004   9/30/2004     Period*
--------------------------------------------------------------------------------
Actual
Class A                                      $1,000.00   $  984.94      $ 6.42
Class B                                      $1,000.00   $  981.14      $ 9.88
Class C                                      $1,000.00   $  981.26      $ 9.88
Class I                                      $1,000.00   $  986.42      $ 4.93

Hypothetical (5% return before expenses)

Class A                                      $1,000.00   $1,018.60      $ 6.53
Class B                                      $1,000.00   $1,015.09      $10.05
Class C                                      $1,000.00   $1,015.09      $10.05
Class I                                      $1,000.00   $1,020.10      $ 5.01
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.29% for Class A, 1.99% for Class B, 1.99% for Class C and 0.99% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                        Six Months Ended                     Year Ended March 31,
                                       September 30, 2004   -------------------------------------------------
CLASS A                                   (unaudited)       2004(1)   2003(1)   2002(1)      2001      2000
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $16.61            $13.81   $ 16.14    $16.64    $ 23.41    $20.98
-------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                        0.11              0.18      0.25      0.29       0.31      0.36
Net realized and unrealized gains or
   losses on securities and foreign
   currency related transactions            (0.36)             2.80     (2.34)    (0.50)     (3.74)     3.01
                                       ----------------------------------------------------------------------
Total from investment operations            (0.25)             2.98     (2.09)    (0.21)     (3.43)     3.37
Distributions to shareholders from
Net investment income                       (0.12)            (0.18)    (0.24)    (0.29)     (0.30)    (0.35)
Net realized gains                              0                 0         0         0      (3.04)    (0.59)
                                       ----------------------------------------------------------------------
Total distributions to shareholders         (0.12)            (0.18)    (0.24)    (0.29)     (3.34)    (0.94)
Net asset value, end of period             $16.24            $16.61   $ 13.81    $16.14    $ 16.64    $23.41
-------------------------------------------------------------------------------------------------------------
Total return(2)                             (1.51%)           21.66%   (12.99%)   (1.26%)   (16.51%)   16.38%
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)       $  387            $  407   $   350    $  420    $   498    $  486
Ratios to average net assets
   Expenses(3)                               1.29%(4)          1.51%     1.41%     1.34%      1.26%     1.21%
   Net investment income                     1.38%(4)          1.16%     1.70%     1.74%      1.59%     1.62%
Portfolio turnover rate                        71%              146%      129%      197%        95%       83%

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                        Six Months Ended                   Year Ended March 31,
                                       September 30, 2004   -------------------------------------------------
CLASS B                                  (unaudited)(1)     2004(1)   2003(1)    2002(1)     2001      2000
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $16.52           $13.73    $ 16.05    $16.54    $ 23.29    $20.88
-------------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                        0.06             0.07       0.14      0.16       0.16      0.19
Net realized and unrealized gains or
   losses on securities and foreign
   currency related transactions            (0.37)            2.79      (2.33)    (0.49)     (3.71)     3.00
                                       ----------------------------------------------------------------------
Total from investment operations            (0.31)            2.86      (2.19)    (0.33)     (3.55)     3.19
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                       (0.06)           (0.07)     (0.13)    (0.16)     (0.16)    (0.19)
Net realized gains                              0                0          0         0      (3.04)    (0.59)
                                       ----------------------------------------------------------------------
Total distributions to shareholders         (0.06)           (0.07)     (0.13)    (0.16)     (3.20)    (0.78)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.15           $16.52    $ 13.73    $16.05    $ 16.54    $23.29
-------------------------------------------------------------------------------------------------------------
Total return(2)                             (1.89%)          20.83%    (13.69%)   (1.97%)   (17.14%)   15.48%
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)       $  339           $  439    $   518    $  976    $ 1,234    $1,612
Ratios to average net assets
   Expenses(3)                               1.99%(4)         2.21%      2.16%     2.09%      2.01%     1.96%
   Net investment income                     0.67%(4)         0.46%      0.95%     0.99%      0.81%     0.88%
Portfolio turnover rate                        71%             146%       129%      197%        95%       83%

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                        Six Months Ended                   Year Ended March 31,
                                       September 30, 2004   ------------------------------------------------
CLASS C                                  (unaudited)(1)     2004(1)   2003(1)    2002(1)     2001     2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $16.51          $13.72    $ 16.04    $16.53    $ 23.28   $20.87
------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                         0.06            0.07       0.14      0.16       0.18     0.19
Net realized and unrealized gains or
   losses on securities and foreign
   currency related transactions             (0.37)           2.79      (2.33)    (0.49)     (3.73)    3.00
                                       ---------------------------------------------------------------------
Total from investment operations             (0.31)           2.86      (2.19)    (0.33)     (3.55)    3.19
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                        (0.06)          (0.07)     (0.13)    (0.16)     (0.16)   (0.19)
Net realized gains                               0               0          0         0      (3.04)   (0.59)
                                       ---------------------------------------------------------------------
Total distributions to shareholders          (0.06)          (0.07)     (0.13)    (0.16)     (3.20)   (0.78)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $16.14          $16.51    $ 13.72    $16.04    $ 16.53   $23.28
------------------------------------------------------------------------------------------------------------
Total return(2)                              (1.87%)         20.85%    (13.69%)   (1.97%)   (17.15%)  15.49%
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)        $   86          $  101    $   111    $  177    $   251   $   76
Ratios to average net assets
   Expenses(3)                                1.99%(4)        2.21%      2.16%     2.09%      2.02%    1.96%
   Net investment income                      0.68%(4)        0.46%      0.95%     0.99%      0.90%    0.88%
Portfolio turnover rate                         71%            146%       129%      197%        95%      83%

(1) Net investment income per share is based on average shares outstanding during the period.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                        Six Months Ended                   Year Ended March 31,
                                       September 30, 2004   -------------------------------------------------
CLASS I(1)                               (unaudited)(2)     2004(2)   2003(2)    2002(2)     2001      2000
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $16.61           $13.80    $ 16.14    $16.64    $ 23.42    $20.99
-------------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                        0.14             0.23       0.28      0.29       0.36      0.43
Net realized and unrealized gains
   or losses on securities and
   foreign currency related
   transactions                             (0.37)            2.81      (2.34)    (0.46)     (3.74)     3.00
                                       ----------------------------------------------------------------------
Total from investment operations            (0.23)            3.04      (2.06)    (0.17)     (3.38)     3.43
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                       (0.14)           (0.23)     (0.28)    (0.33)     (0.36)    (0.41)
Net realized gains                              0                0          0         0      (3.04)    (0.59)
                                       ----------------------------------------------------------------------
Total distributions to shareholders         (0.14)           (0.23)     (0.28)    (0.33)     (3.40)    (1.00)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.24           $16.61    $ 13.80    $16.14    $ 16.64    $23.42
-------------------------------------------------------------------------------------------------------------
Total return                                (1.36%)          22.10%    (12.83%)   (1.01%)   (16.32%)   16.68%
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (millions)       $  222           $  251    $   302    $  456    $   830    $1,176
Ratios to average net assets
   Expenses(3)                               0.99%(4)         1.21%      1.15%     1.09%      1.01%     0.96%
   Net investment income                     1.68%(4)         1.46%      1.94%     1.99%      1.81%     1.89%
Portfolio turnover rate                        71%             146%       129%      197%        95%       83%

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2004 (unaudited)

                                                          Principal
                                                            Amount        Value
----------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.6%
Chase Credit Card Owner Trust, Ser. 2004-1, Class A,
   1.79%, 05/15/2009                                     $ 4,300,000   $ 4,302,540
Detroit Edison Securitization, Ser. 2001-1, Class A6,
   6.62%, 03/01/2016                                       2,050,000     2,351,406
Fleet Credit Card Master Trust I, Ser. 2000-D,
   Class A, 1.90%, 05/15/2008                              4,300,000     4,309,338
Residential Asset Mtge. Products, Inc.:
   Ser. 2002-RZ3, Class A4, 4.73%, 12/25/2031              2,045,096     2,057,383
   Ser. 2003-RS7, Class AI6, 5.34%, 08/25/2033             3,120,000     3,202,561
                                                                       -----------
      Total Asset-Backed Securities (cost $16,065,650)                  16,223,228
                                                                       -----------
CORPORATE BONDS 8.1%
CONSUMER DISCRETIONARY 0.9%
Automobiles 0.1%
Ford Motor Co., 6.375%, 02/01/2029                         1,600,000     1,410,317
                                                                       -----------
Media 0.3%
Time Warner, Inc., 7.625%, 04/15/2031                      2,700,000     3,117,242
                                                                       -----------
Multi-line Retail 0.5%
May Department Stores Co., 6.90%, 01/15/2032               5,000,000     5,321,305
                                                                       -----------
CONSUMER STAPLES 1.2%
Beverages 0.7%
Coca-Cola Enterprises, Inc., 0.00%, 06/20/2020 (n)        17,530,000     7,441,257
                                                                       -----------
Food Products 0.5%
General Mills, Inc., 6.00%, 02/15/2012                     4,500,000     4,854,299
                                                                       -----------
FINANCIALS 3.9%
Capital Markets 0.6%
Bank of New York Co., Inc., 7.30%, 12/01/2009              3,675,000     4,237,937
Merrill Lynch & Co., Inc., 4.125%, 09/10/2009              2,650,000     2,660,173
                                                                       -----------
                                                                         6,898,110
                                                                       -----------
Commercial Banks 0.4%
Bank of America Corp., 4.375%, 12/01/2010                     35,000        35,317
PNC Funding Corp., 5.75%, 08/01/2006                       1,735,000     1,818,535
U.S. Bank, 6.375%, 08/01/2011                              2,000,000     2,237,744
                                                                       -----------
                                                                         4,091,596
                                                                       -----------
Consumer Finance 2.4%
General Electric Capital Corp., 3.50%, 05/01/2008          3,000,000     3,005,439
GMAC, 6.875%, 09/15/2011                                   4,675,000     4,910,943
Household Finance Corp., 6.40%, 06/17/2008                 3,750,000     4,095,097
International Lease Finance Corp., 4.375%, 12/15/2005      4,105,000     4,185,351
Sprint Capital Corp., 6.875%, 11/15/2028                   2,600,000     2,735,312
USAA Capital Corp., 5.59%, 12/20/2006 144A                 5,500,000     5,807,521
                                                                       -----------
                                                                        24,739,663
                                                                       -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                                      Principal
                                                                        Amount        Value
----------------------------------------------------------------------------------------------
CORPORATE BONDS continued
FINANCIALS continued
Thrifts & Mortgage Finance 0.5%
American General Finance Corp., 5.875%, 07/14/2006                   $ 4,800,000   $ 5,043,192
                                                                                   -----------
INDUSTRIALS 0.8%
Road & Rail 0.8%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011                  7,000,000     7,872,991
                                                                                   -----------
TELECOMMUNICATION SERVICES 0.4%
Diversified Telecommunication Services 0.4%
SBC Communications, Inc., 5.875%, 02/01/2012                           3,625,000     3,875,843
                                                                                   -----------
UTILITIES 0.9%
Electric Utilities 0.4%
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006            4,500,000     4,658,872
                                                                                   -----------
Gas Utilities 0.5%
Consolidated Natural Gas Co., 5.375%, 11/01/2006                       4,700,000     4,892,136
                                                                                   -----------
      Total Corporate Bonds (cost $78,037,369)                                      84,216,823
                                                                                   -----------
U.S. TREASURY OBLIGATIONS 4.8%
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##                             27,095,000    30,899,951
U.S. Treasury Notes:
   2.75%, 07/31/2006                                                  12,455,000    12,505,605
   3.375%, 01/15/2007                                                  2,780,421     2,971,466
   5.00%, 08/15/2011                                                   3,430,000     3,687,387
                                                                                   -----------
      Total U.S. Treasury Obligations (cost $48,802,077)                            50,064,409
                                                                                   -----------
YANKEE OBLIGATIONS-CORPORATE 0.3%
MATERIALS 0.3%
Metals & Mining 0.3%
Alcan, Inc., 6.125%, 12/15/2033 (cost $3,057,272)                      3,000,000     3,125,289
                                                                                   -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES 3.1%
FIXED RATE 3.1%
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CKN5,
   Class A4, 5.44%, 09/15/2034                                         4,725,000     5,012,025
GE Capital Comml. Mtge. Corp., Ser. 2001-1, Class A2, 6.53%,
   05/15/2033                                                          3,145,000     3,524,993
LB-UBS Comml. Mtge. Trust:
   Ser. 2000-C3, Class A1, 7.95%, 05/15/2015                           4,116,919     4,439,588
   Ser. 2000-C4, Class A1, 7.18%, 09/15/2019                           3,774,157     4,120,251
   Ser. 2001-C2, Class A2, 6.65%, 11/15/2027                           5,120,000     5,780,214
Morgan Stanley Dean Witter Capital I, Ser. 2003-HQ2, Class A2,
   4.92%, 03/12/2035                                                   4,830,000     4,934,737
Wachovia Bank Comml. Mtge. Trust, Ser. 2003-C8, Class A1, 3.44%,
   11/15/2035                                                          4,564,836     4,536,229
                                                                                   -----------
      Total Commercial Mortgage-Backed Securities (cost $32,224,175)                32,348,037
                                                                                   -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                                      Principal
                                                                        Amount        Value
----------------------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 4.3%
FIXED RATE 4.3%
FHLMC:
   Ser. 2727, Class PD, 4.50%, 06/15/2029                            $ 3,650,000   $ 3,638,610
   Ser. 2750, Class WD, 4.50%, 09/15/2015                              5,170,400     5,244,160
FNMA:
   Ser. 1993-G36, Class ZQ, 6.50%, 12/25/2023                          3,445,495     3,662,227
   Ser. 2001-51, Class QN, 6.00%, 10/25/2016                           7,140,000     7,449,336
   Ser. 2002-09, Class PC, 6.00%, 03/25/2017                           8,350,000     8,762,556
   Ser. 2002-12, Class PG, 6.00%, 03/25/2017                           2,971,000     3,126,618
   Ser. 2003 129, Class PW, 4.50%, 07/25/2033                          5,600,000     5,593,420
   Ser. 2003-92, Class PD, 4.50%, 03/25/2017                           5,000,000     4,992,382
   Ser. 2004-31, Class VB, 4.50%, 09/25/2027                           2,050,000     1,933,844
                                                                                   -----------
      Total Agency Mortgage-Backed Collateralized
         Mortgage Obligations
         (cost $48,169,869)                                                         44,403,153
                                                                                   -----------
WHOLE LOAN MORTGAGE-BACKED
COLLATERALIZED MORTGAGE
OBLIGATIONS 1.1%
FIXED RATE 1.1%
Morgan Stanley Mtge. Loan Trust, Ser. 2004-8AR, Class 3PT5, 5.47%,
   10/25/2034 (h)                                                      3,515,000     3,595,142
Washington Mutual, Inc., Ser. 2004-AR4, Class A6, 3.81%, 06/25/2034    4,220,000     4,163,621
Wells Fargo Mtge. Backed Securities Trust, Ser. 2004-S, Class A7,
   3.54%, 09/25/2034                                                   3,750,000     3,641,962
                                                                                   -----------
      Total Whole Loan Mortgage-Backed Collateralized Mortgage
         Obligations (cost $7,681,253)                                              11,400,725
                                                                                   -----------
AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 9.3%
FIXED RATE 9.3%
FHLMC:
   4.50%, TBA #                                                        5,615,000     5,409,705
   5.00%, TBA #                                                        1,380,000     1,366,631
   6.00%, 04/01/2014                                                   2,101,186     2,208,356
   8.50%, 09/01/2020                                                     721,525       800,459
FNMA:
   4.50%, TBA #                                                       16,495,000    16,438,290
   4.90%, 01/01/2013                                                   7,081,212     7,312,831
   5.50%, TBA #                                                        4,400,000     4,459,127
   5.84%, 12/01/2008                                                  10,069,429    10,777,999
   5.85%, 02/01/2009                                                     418,051       447,247
   5.89%, 10/01/2008                                                   6,840,245     7,271,794
   6.00%, 08/01/2006-07/01/2017                                       12,587,848    13,206,098
   6.35%, 05/01/2011                                                   1,451,669     1,575,116
   6.40%, 06/01/2009                                                   4,190,093     4,581,973
   6.50%, 07/01/2032-08/01/2032                                        5,418,716     5,689,513
   7.00%, 06/01/2032                                                   1,900,550     2,016,736
   7.19%, 05/01/2007                                                   3,952,619     4,230,465
   7.50%, 10/01/2031                                                   1,458,203     1,563,388

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                                      Principal
                                                                       Amount        Value
---------------------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES continued
FIXED RATE continued
GNMA:
   4.00%, 09/20/2029-07/20/2030                                      $2,452,109   $ 2,478,178
   5.50%, 11/15/2033                                                  3,970,042     4,048,473
                                                                                  -----------
                                                                                   94,515,748
                                                                                  -----------
      Total Agency Mortgage-Backed Pass-Through Securities
         (cost $95,030,490)                                                        95,882,379
                                                                                  -----------
WHOLE LOAN MORTGAGE-BACKED PASS-THROUGH SECURITIES 0.4%
FIXED RATE 0.4%
Master Alternative Loan Trust, 4.50%, 07/25/2019 (cost $3,622,663)    3,760,753     3,809,011
                                                                                  -----------
REPERFORMING MORTGAGE-BACKED PASS-THROUGH SECURITIES 2.8%
FHLMC:
   Ser. 2001-T5, Class A2, 7.00%, 02/19/2030                          3,174,658     3,357,225
   Ser. T-54, Class 3A, 7.00%, 02/25/2043                             2,717,666     2,918,943
FNMA:
   Ser. 2002-W7, Class A5, 7.50%, 02/25/2029                          1,448,448     1,570,940
   Ser. 2002-T19, Class A1, 6.50%, 07/25/2042                         5,405,607     5,716,429
   Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042                         2,784,422     2,984,552
   Ser. 2004-T1, Class 1A3, 7.00%, 01/25/2044                         2,422,468     2,563,875
   Ser. 2004-T2, Class 1A4, 7.50%, 11/25/2043                         3,442,241     3,700,432
   Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033                         3,211,643     3,398,909
   Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044                         2,425,697     2,595,182
                                                                                  -----------
      Total Reperforming Mortgage-Backed Pass-Through Securities
         (cost $28,779,613)                                                        28,806,487
                                                                                  -----------
REPERFORMING MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 0.9%
FNMA:
   Ser. 2003-DT, Class 1A6, 5.82%, 09/25/2043                         4,436,628     4,596,586
   Ser. 2003-W6, Class 2A, 5.00%, 09/25/2042                          4,295,000     4,372,034
                                                                                  -----------
      Total Reperforming Mortgage-Backed Collateralized Mortgage
         Obligations (cost $9,022,477)                                              8,968,620
                                                                                  -----------
---------------------------------------------------------------------------------------------
                                                                       Shares        Value
---------------------------------------------------------------------------------------------
COMMON STOCKS 61.0%
CONSUMER DISCRETIONARY 6.9%
Distributors 0.1%
Adesa, Inc. *                                                            67,782     1,113,658
                                                                                  -----------
Hotels, Restaurants & Leisure 0.8%
International Game Technology                                            54,000     1,941,300
Starbucks Corp. *                                                       135,000     6,137,100
                                                                                  -----------
                                                                                    8,078,400
                                                                                  -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Household Durables 0.1%
Sharp Corp                                                 100,000   $ 1,375,743
                                                                     -----------
Internet & Catalog Retail 1.2%
Amazon.com, Inc. (p)                                       112,000     4,576,320
eBay, Inc. *                                                82,000     7,539,080
                                                                     -----------
                                                                      12,115,400
                                                                     -----------
Media 2.2%
Comcast Corp., Class A *                                   243,704     6,804,216
Liberty Media Corp., Class A *                             460,984     4,019,780
News Corp., Ltd., ADR (p)                                  164,615     5,157,388
Time Warner, Inc. *                                        425,464     6,866,989
                                                                     -----------
                                                                      22,848,373
                                                                     -----------
Multi-line Retail 0.7%
Target Corp                                                152,000     6,878,000
                                                                     -----------
Specialty Retail 1.1%
Best Buy Co., Inc                                          100,000     5,424,000
Home Depot, Inc                                            167,000     6,546,400
                                                                     -----------
                                                                      11,970,400
                                                                     -----------
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc. *                                               81,000     3,436,020
Liz Claiborne, Inc                                          98,849     3,728,585
                                                                     -----------
                                                                       7,164,605
                                                                     -----------
CONSUMER STAPLES 4.3%
Beverages 1.1%
Anheuser-Busch Companies, Inc                               45,339     2,264,683
Diageo plc, ADR (p)                                         30,000     1,512,900
PepsiCo, Inc                                               154,006     7,492,392
                                                                     -----------
                                                                      11,269,975
                                                                     -----------
Food & Staples Retailing 0.8%
CVS Corp                                                   117,500     4,950,275
Wal-Mart Stores, Inc                                        66,340     3,529,288
                                                                     -----------
                                                                       8,479,563
                                                                     -----------
Food Products 0.7%
General Mills, Inc                                          88,652     3,980,475
H.J. Heinz Co                                               92,330     3,325,726
                                                                     -----------
                                                                       7,306,201
                                                                     -----------
Household Products 0.9%
Kimberly-Clark Corp                                         48,119     3,108,006
Procter & Gamble Co                                        100,000     5,412,000
                                                                     -----------
                                                                       8,520,006
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 0.8%
Altria Group, Inc                                          176,745   $ 8,314,085
                                                                     -----------
ENERGY 6.5%
Energy Equipment & Services 1.2%
Halliburton Co                                              66,806     2,250,694
Schlumberger, Ltd                                          128,076     8,620,796
Transocean, Inc. *                                          55,362     1,980,852
                                                                     -----------
                                                                      12,852,342
                                                                     -----------
Oil & Gas 5.3%
Apache Corp                                                 85,240     4,271,376
Burlington Resources, Inc                                  130,000     5,304,000
ChevronTexaco Corp                                         154,334     8,278,476
Devon Energy Corp                                           33,171     2,355,473
Exxon Mobil Corp                                           465,422    22,493,845
Marathon Oil Corp                                           89,430     3,691,670
XTO Energy, Inc                                            248,314     8,065,239
                                                                     -----------
                                                                      54,460,079
                                                                     -----------
FINANCIALS 11.5%
Capital Markets 1.6%
Goldman Sachs Group, Inc                                    18,000     1,678,320
Merrill Lynch & Co., Inc                                   109,546     5,446,627
Morgan Stanley                                             182,678     9,006,025
                                                                     -----------
                                                                      16,130,972
                                                                     -----------
Commercial Banks 3.1%
Bank of America Corp                                       317,486    13,756,668
SunTrust Banks, Inc                                         47,581     3,350,178
U.S. Bancorp                                               183,455     5,301,850
Wells Fargo & Co                                           133,247     7,945,519
Zions Bancorp                                               35,000     2,136,400
                                                                     -----------
                                                                      32,490,615
                                                                     -----------
Consumer Finance 0.9%
American Express Co                                        190,403     9,798,138
                                                                     -----------
Diversified Financial Services 2.5%
Citigroup, Inc                                             345,264    15,233,048
JPMorgan Chase & Co                                        258,106    10,254,551
                                                                     -----------
                                                                      25,487,599
                                                                     -----------
Insurance 2.3%
Allstate Corp                                              106,163     5,094,763
American International Group, Inc                          195,129    13,266,821
Mitsui Sumitomo Insurance Co., Ltd                         390,000     3,217,115
SAFECO Corp. (p)                                            44,079     2,012,206
                                                                     -----------
                                                                      23,590,905
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 1.1%
Sovereign Bancorp, Inc                                     167,085   $ 3,645,795
Washington Mutual, Inc                                     208,948     8,165,688
                                                                     -----------
                                                                      11,811,483
                                                                     -----------
HEALTH CARE 9.0%
Biotechnology 0.7%
Amgen, Inc. *                                               45,000     2,550,600
Biogen Idec, Inc. *                                         55,000     3,364,350
Genentech, Inc. *                                           34,000     1,782,280
                                                                     -----------
                                                                       7,697,230
                                                                     -----------
Health Care Equipment & Supplies 3.6%
Alcon, Inc                                                  23,000     1,844,600
Baxter International, Inc                                   32,345     1,040,215
Medtronic, Inc                                             217,638    11,295,413
Millipore Corp. *                                           90,000     4,306,500
St. Jude Medical, Inc. *                                    74,000     5,569,980
Stryker Corp                                               102,000     4,904,160
Thermo Electron Corp. *                                    133,310     3,602,036
Zimmer Holdings, Inc. *                                     55,500     4,386,720
                                                                     -----------
                                                                      36,949,624
                                                                     -----------
Health Care Providers & Services 1.2%
Aetna, Inc                                                  82,000     8,194,260
Caremark Rx, Inc. *                                        140,000     4,489,800
                                                                     -----------
                                                                      12,684,060
                                                                     -----------
Pharmaceuticals 3.5%
Abbott Laboratories                                         78,625     3,330,555
Eli Lilly & Co                                              30,000     1,801,500
Merck & Co., Inc                                           171,778     5,668,674
Pfizer, Inc                                                484,701    14,831,851
Schering-Plough Corp                                       140,000     2,668,400
Wyeth                                                      201,723     7,544,440
                                                                     -----------
                                                                      35,845,420
                                                                     -----------
INDUSTRIALS 7.8%
Aerospace & Defense 1.6%
Boeing Co                                                   42,000     2,168,040
Honeywell International, Inc                               103,141     3,698,636
Lockheed Martin Corp                                       116,000     6,470,480
Northrop Grumman Corp                                       85,835     4,577,581
                                                                     -----------
                                                                      16,914,737
                                                                     -----------
Building Products 0.4%
Masco Corp                                                 135,000     4,661,550
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 0.3%
Cendant Corp                                               145,000   $ 3,132,000
                                                                     -----------
Electrical Equipment 0.6%
Cooper Industries, Ltd., Class A                           105,000     6,195,000
                                                                     -----------
Industrial Conglomerates 3.4%
Allete, Inc                                                 69,865     2,270,612
General Electric Co                                        629,184    21,127,999
Tyco International, Ltd                                    369,247    11,321,113
                                                                     -----------
                                                                      34,719,724
                                                                     -----------
Machinery 1.5%
Deere & Co                                                 127,751     8,246,327
Illinois Tool Works, Inc                                    35,350     3,293,559
Ingersoll-Rand Co., Ltd., Class A *                         55,543     3,775,258
                                                                     -----------
                                                                      15,315,144
                                                                     -----------
INFORMATION TECHNOLOGY 9.5%
Communications Equipment 2.4%
Cisco Systems, Inc. *                                      285,000     5,158,500
Corning, Inc                                               610,000     6,758,800
Motorola, Inc                                              222,000     4,004,880
QUALCOMM, Inc                                              220,000     8,588,800
                                                                     -----------
                                                                      24,510,980
                                                                     -----------
Computers & Peripherals 2.1%
Dell, Inc. *                                               133,000     4,734,800
Hewlett-Packard Co                                         216,478     4,058,962
International Business Machines Corp                        79,367     6,804,927
Lexmark International, Inc., Class A *                      74,000     6,216,740
                                                                     -----------
                                                                      21,815,429
                                                                     -----------
Electronic Equipment & Instruments 0.0%
Ingram Micro, Inc., Class A                                 10,614       170,885
                                                                     -----------
Internet Software & Services 0.4%
Yahoo!, Inc. *                                             130,000     4,408,300
                                                                     -----------
IT Services 1.3%
Accenture, Ltd., Class A *                                 135,000     3,651,750
Affiliated Computer Services, Inc., Class A *               55,000     3,061,850
Cognizant Technology Solutions Corp., Class A *             82,500     2,517,075
First Data Corp                                             91,745     3,990,908
                                                                     -----------
                                                                      13,221,583
                                                                     -----------
Semiconductors & Semiconductor Equipment 0.8%
Intel Corp                                                 412,889     8,282,553
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

                                                     Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 2.5%
Intuit, Inc. *                                          75,000   $    3,405,000
Microsoft Corp                                         695,978       19,243,792
Oracle Corp. *                                         291,900        3,292,632
                                                                 --------------
                                                                     25,941,424
                                                                 --------------
MATERIALS 2.3%
Chemicals 1.2%
Air Products & Chemicals, Inc                           70,000        3,806,600
Dow Chemical Co                                         42,395        1,915,406
Monsanto Co                                             93,164        3,393,033
PPG Industries, Inc                                     55,000        3,370,400
                                                                 --------------
                                                                     12,485,439
                                                                 --------------
Metals & Mining 1.1%
Freeport-McMoRan Copper & Gold, Inc., Class B
   (p)                                                 107,524        4,354,722
Peabody Energy Corp. (p)                                48,207        2,868,316
Phelps Dodge Corp                                       38,028        3,499,717
                                                                 --------------
                                                                     10,722,755
                                                                 --------------
TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.4%
ALLTEL Corp                                             59,976        3,293,282
Verizon Communications, Inc                            272,294       10,722,938
                                                                 --------------
                                                                     14,016,220
                                                                 --------------
Wireless Telecommunications Services 0.4%
Nextel Communications, Inc., Class A *                 181,117        4,317,829
                                                                 --------------
UTILITIES 1.4%
Electric Utilities 1.4%
Entergy Corp                                            91,620        5,553,088
Exelon Corp                                            118,783        4,358,149
PG&E Corp. *                                           153,448        4,664,819
                                                                 --------------
                                                                     14,576,056
                                                                 --------------
   Total Common Stocks (cost $552,083,743)                          630,640,484
                                                                 --------------
SHORT-TERM INVESTMENTS 6.3%
MUTUAL FUND SHARES 6.3%
Evergreen Institutional U.S. Government Money
   Market Fund **                                   45,829,244       45,829,244
Navigator Prime Portfolio (p)(p)                    19,054,335       19,054,335
                                                                 --------------
   Total Short-Term Investments (cost
   $64,883,579)                                                      64,883,579
                                                                 --------------
Total Investments (cost $987,460,230) 104.0%                      1,074,772,224
Other Assets and Liabilities (4.0%)                                 (40,956,994)
                                                                 --------------
Net Assets 100.0%                                                $1,033,815,230
                                                                 --------------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2004 (unaudited)

(h) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

(n) Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

#    When-issued or delayed delivery security

## All or a portion of the security has been segregated for when-issued or delayed delivery securities.

** Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(p)  All or a portion of this security is on loan.

(p)(p) Represents investment of cash collateral received from securities on loan.

144A Security that may be resold to qualified institutional buyers under Rule
     144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

*    Non-income producing security

Summary of Abbreviations:

ADR     American Depository Receipt
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association
GNMA    Government National Mortgage Association
TBA     To Be Announced

The following table shows portfolio composition as a percent of total investments as of September 30, 2004:

Common Stocks                                                          58.7%
Agency Mortgage-Backed Pass-Through Securities                          8.9%
Corporate Bonds                                                         7.8%
U.S. Treasury Obligations                                               4.7%
Agency Mortgage-Backed Collateralized Mortgage Obligations              4.5%
Commercial Mortgage-Backed Securities                                   3.0%
Reperforming Mortgage-Backed Pass-Through Securities                    2.7%
Asset-Backed Securities                                                 1.5%
Reperforming Mortgage-Backed Collateralized-Mortgage Obligations        0.8%
Whole Loan Mortgage-Backed Pass-Collateralized Mortgage Obligations     0.7%
Whole Loan Mortgage-Backed Pass-Through Securities                      0.4%
Yankee Obligations-Corporate                                            0.3%
Cash Equivalents                                                        6.0%
                                                                      -----
                                                                      100.0%
                                                                      -----

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004 (unaudited)

--------------------------------------------------------------------------------
Assets
Investments in securities, at value (cost $987,460,230)
   including $18,729,437 of securities loaned                    $1,074,772,224
Receivable for securities sold                                       17,206,927
Receivable for Fund shares sold                                          61,287
Dividends and interest receivable                                     3,208,625
Receivable for securities lending income                                    271
Prepaid expenses and other assets                                         6,293
--------------------------------------------------------------------------------
   Total assets                                                   1,095,255,627
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     34,481,701
Payable for Fund shares redeemed                                      7,525,895
Payable for securities on loan                                       19,054,335
Due to custodian bank                                                    15,487
Advisory fee payable                                                     13,474
Distribution Plan expenses payable                                       14,864
Due to other related parties                                             14,747
Accrued expenses and other liabilities                                  319,894
--------------------------------------------------------------------------------
   Total liabilities                                                 61,440,397
--------------------------------------------------------------------------------
Net assets                                                       $1,033,815,230
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                  $1,063,104,475
Overdistributed net investment income                                  (190,371)
Accumulated net realized losses on securities and
   foreign currency related transactions                           (116,410,938)
Net unrealized gains on securities and foreign currency
   related transactions                                              87,312,064
--------------------------------------------------------------------------------
Total net assets                                                 $1,033,815,230
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                       $  387,300,787
   Class B                                                          338,790,558
   Class C                                                           85,616,088
   Class I                                                          222,107,797
--------------------------------------------------------------------------------
Total net assets                                                 $1,033,815,230
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                           23,848,733
   Class B                                                           20,972,368
   Class C                                                            5,303,847
   Class I                                                           13,679,619
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                       $        16.24
   Class A - Offering price (based on sales charge of 5.75%)     $        17.23
   Class B                                                       $        16.15
   Class C                                                       $        16.14
   Class I                                                       $        16.24
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2004 (unaudited)

--------------------------------------------------------------------------------
Investment income
Interest                                                          $   9,708,639
Dividends (net of foreign withholding taxes of $34,713)               5,126,592
--------------------------------------------------------------------------------
Total investment income                                              14,835,231
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                          2,878,192
Distribution Plan expenses
   Class A                                                              592,782
   Class B                                                            1,932,522
   Class C                                                              458,598
Administrative services fee                                             555,783
Transfer agent fees                                                   2,058,613
Trustees' fees and expenses                                              15,568
Printing and postage expenses                                            77,859
Custodian and accounting fees                                           138,944
Registration and filing fees                                             18,111
Professional fees                                                        12,189
Other                                                                    26,998
--------------------------------------------------------------------------------
   Total expenses                                                     8,766,159
   Less: Expense reductions                                              (2,435)
      Fee waivers                                                      (278,018)
--------------------------------------------------------------------------------
   Net expenses                                                       8,485,706
--------------------------------------------------------------------------------
Net investment income                                                 6,349,525
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                        25,595,133
   Foreign currency related transactions                                 (3,781)
--------------------------------------------------------------------------------
Net realized gains on securities and foreign currency
   related transactions                                              25,591,352
Net change in unrealized gains or losses on securities and
   foreign currency related transactions                            (52,380,527)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   foreign currency related transactions                            (26,789,175)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               ($20,439,650)
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                              Six Months Ended
                                             September 30, 2004     Year Ended
                                                 (unaudited)      March 31, 2004
--------------------------------------------------------------------------------
Operations
Net investment income                           $  6,349,525       $ 11,522,548
Net realized gains on securities and
   foreign currency related
   transactions                                   25,591,352         69,364,066
Net change in unrealized gains or
   losses on securities and foreign
   currency related transactions                 (52,380,527)       170,119,960
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     (20,439,650)       251,006,574
--------------------------------------------------------------------------------
Distributions to shareholders
from
Net investment income
   Class A                                        (2,910,982)        (4,583,725)
   Class B                                        (1,332,063)        (2,037,705)
   Class C                                          (337,424)          (464,109)
   Class I                                        (2,084,938)        (4,200,028)
--------------------------------------------------------------------------------
   Total distributions to shareholders            (6,665,407)       (11,285,567)
--------------------------------------------------------------------------------

                                         Shares                        Shares
Capital share transactions
Proceeds from shares sold
   Class A                                598,908        9,740,462    1,329,765       20,504,957
   Class B                                124,503        2,015,020      449,776        6,894,464
   Class C                                 31,189          504,720       87,371        1,332,360
   Class I                                458,522        7,475,740    2,055,863       31,455,829
-------------------------------------------------------------------------------------------------
                                                        19,735,942                    60,187,610
-------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                168,956        2,755,699      273,022        4,331,770
   Class B                                 78,255        1,269,845      123,012        1,935,235
   Class C                                 18,734          303,809       26,372          414,970
   Class I                                117,308        1,912,783      234,659        3,710,407
-------------------------------------------------------------------------------------------------
                                                         6,242,136                    10,392,382
-------------------------------------------------------------------------------------------------
Automatic conversion of Class B
   shares to Class A shares
   Class A                              1,953,169       31,770,927    4,100,014       62,960,093
   Class B                             (1,965,441)     (31,770,927)  (4,126,554)     (62,960,093)
-------------------------------------------------------------------------------------------------
                                                                 0                             0
-------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                             (3,387,175)     (55,002,699)  (6,518,236)    (101,811,010)
   Class B                             (3,827,415)     (61,755,693)  (7,579,932)    (116,875,329)
   Class C                               (839,428)     (13,574,849)  (2,089,612)     (32,297,850)
   Class I                             (2,034,201)     (33,018,485)  (9,050,144)    (141,255,482)
-------------------------------------------------------------------------------------------------
                                                      (163,351,726)                 (392,239,671)
-------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                    (137,373,648)                 (321,659,679)
-------------------------------------------------------------------------------------------------
Total decrease in net assets                          (164,478,705)                  (81,938,672)
Net assets
Beginning of period                                  1,198,293,935                 1,280,232,607
-------------------------------------------------------------------------------------------------
End of period                                       $1,033,815,230                $1,198,293,935
-------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income                                $     (190,371)               $      125,511
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Foundation Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.55% and declining to 0.40% as average daily net assets increase.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended September 30, 2004, EIMC waived its fee in the amount of $278,018 which represents 0.05% of the Fund's average daily net assets (on an annualized basis). As of September 30, 2004 the Fund had $278,018 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended September 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.37% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended September 30, 2004 the Fund paid brokerage commissions of $124,624 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the six months ended September 30, 2004, EIS received $2,492 from the sale of Class A shares and $262,920 and $1,511 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended September 30, 2004:

     Cost of Purchases            Proceeds from Sales
---------------------------   ---------------------------
    U.S.         Non-U.S.         U.S.         Non-U.S.
 Government     Government     Government     Government
---------------------------------------------------------
$401,461,780   $371,448,830   $424,576,819   $457,631,861
---------------------------------------------------------

During the six months ended September 30, 2004, the Fund loaned securities to certain brokers. At September 30, 2004, the value of securities on loan and the value of collateral amounted to $18,729,437 and $19,054,335, respectively. During the six months ended September 30, 2004, the Fund earned $5,754 in income from securities lending which is included in dividend income on the Statement of Operations.

On September 30, 2004, the aggregate cost of securities for federal income tax purposes was $996,597,993. The gross unrealized appreciation and depreciation on securities based on tax cost was $95,571,132 and $17,396,901, respectively, with a net unrealized appreciation of $78,174,231.

As of March 31, 2004, the Fund had $131,889,876 in capital loss carryovers for federal income tax purposes with $19,206,168 expiring in 2010, $96,896,643 expiring in 2011 and $15,787,065 expiring in 2012.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For income tax purposes, currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of March 31, 2004, the Fund incurred and elected to defer post-October currency losses of $16,670.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended September 30, 2004 the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended September 30, 2004, the Fund had no borrowings under this agreement.

10. LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have a material effect on the Fund's financial position and results of operations.

11. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus,
(ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

                       This page left intentionally blank

                       This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES(1)

Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment
                                advice)
--------------------------------------------------------------------------------

Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC
Other directorships: None
--------------------------------------------------------------------------------

K. Dun Gifford Trust            Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange (education);
DOB: 10/23/1938                 Trustee, Treasurer and Chairman of the Finance
Term of office since: 1974      Committee, Cambridge College; Former Chairman of
Other directorships: None       the Board, Director, and Executive Vice
                                President, The London Harness Company (leather
                                goods purveyor); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------

Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust
--------------------------------------------------------------------------------

David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden LLC (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive
                                recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust
--------------------------------------------------------------------------------

Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued

Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural
                                gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust
--------------------------------------------------------------------------------

Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)              Principal occupations: President and Chief
President                       Executive Officer, Evergreen Investment Company,
DOB: 6/20/1945                  Inc. and Executive Vice President, Wachovia
Term of office since: 2003      Bank, N.A.; former Chief Investment Officer,
                                Evergreen Investment Company, Inc.
--------------------------------------------------------------------------------

Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------

Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

James Angelos(4)                Principal occupations: Chief Compliance Officer,
Chief Compliance Officer        Senior Vice President and Director of
DOB: 9/2/1947                   Compliance, Evergreen Investment Services, Inc.
Term of office since: 2004
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

[GRAPHIC OMITTED]

568009 rv1 11/2004

                 SEMI-ANNUAL REPORT FOR EVERGREEN TAX STRATEGIC
                                FOUNDATION FUND

                                 APRIL 30, 2004

            [GRAPHIC OMITTED] Evergreen Tax Strategic Foundation Fund

Evergreen Tax Strategic Foundation Fund: Semiannual Report as of April 30, 2004

   table of contents
 1 LETTER TO SHAREHOLDERS
 4 FUND AT A GLANCE
 6 FINANCIAL HIGHLIGHTS
10 SCHEDULE OF INVESTMENTS
18 STATEMENT OF ASSETS AND LIABILITIES
19 STATEMENT OF OPERATIONS
20 STATEMENTS OF CHANGES IN NET ASSETS
21 NOTES TO FINANCIAL STATEMENTS
28 TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

             Mutual Funds:
             ----------------   --------------   -------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
             ----------------   --------------   -------------------

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
June 2004

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Tax Strategic Foundation Fund, which covers the six-month period ended April 30, 2004.

Diversification once again played an important role for investors over the past six months. As the tug of war continued between solid fundamentals and geopolitical uncertainties, those portfolios properly allocated for one's long-term goals managed to participate in market gains while limiting the damage during periods of market weakness. Indeed, those investors exposed to domestic and international equities, commodities, and specific sector funds were able to balance the conflicting signals often sent by reports of growth in GDP and profits vs. many disturbing geopolitical developments.

Equity markets continued to benefit from the powerful combination of growth in GDP and profits throughout the investment period. Stimulative monetary and fiscal policies enabled the economic expansion to broaden from the consumer to U.S. businesses, and the major cost cutting initiatives enacted over the past two years resulted in dramatic improvements in operating leverage, driving corporate earnings higher. In addition to these domestic catalysts, investors in many international markets enjoyed the benefits of renewed growth, particularly in Asia, while strengthening euro provided investors with encouragement about prospects for improved growth in Europe.

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

After emerging relatively unscathed from the volatile U.S. interest rate environment during the third quarter last year, equity investors entered the investment period with plenty of reasons to remain optimistic. Economic growth was accelerating, assisted by several forces propelling demand higher. First, the child tax credit refund checks distributed last summer resulted in significant gains in personal consumption. Second, the deflation concerns previously uttered by the Fed led to a new round of mortgage refinancing activity, which provided consumers with another infusion of cash. Finally, the new tax laws gave U.S. businesses increased incentives to invest, and spending on equipment and software surged.

As a result of these catalysts, economic growth in the U.S. exceeded 5% during the investment period. Higher demand led to more sales for U.S. businesses, and the massive cost cutting previously undertaken by corporations led to significantly larger than expected margin expansion, which propelled earnings higher. These gains in demand were not limited to the U.S. shores. Rapid economic expansion throughout Asia, led by surging demand from China, led to better than forecast gains in international economic growth. In addition, the recent expansion of the Euro-zone, coupled with more market friendly comments from European monetary policymakers, suggest the YTD weakness in many bourses on the continent may be overdone.

Record levels of productivity growth and major increases in capital investment provided a lift to many sector specific investment strategies. Attractive relative valuations boosted many healthcare stocks, and the

LETTER TO SHAREHOLDERS continued
--------------------------------------------------------------------------------

surge in business spending on equipment and software provided the technology sector with solid growth in sales and profits. The growing international demand led to gains in many commodity and precious metal investments, while the improving trend for yield increased the attractiveness within the utilities and telecommunications sectors.

As always, we recommend that investors maintain a proper diversification within their portfolios in order to achieve their long-term investment goals.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

[GRAPHIC OMITTED]

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE
--------------------------------------------------------------------------------
as of April 30, 2004

                                 MANAGEMENT TEAM

                                [GRAPHIC OMITTED]

                                Mathew M. Kiselak
                          Tax Exempt Fixed Income Team
                                  Lead Manager

                                [GRAPHIC OMITTED]

                                William E. Zieff
                         Global Structured Products Team
                                  Lead Manager

                            CURRENT INVESTMENT STYLE(1)

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

(1) Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

                             PERFORMANCE AND RETURNS

                       Portfolio inception date: 11/2/1993

                                    Class A     Class B    Class C    Class I
                                   ---------   --------   --------   ---------
Class inception date               1/17/1995   1/6/1995   3/3/1995   11/2/1993
------------------------------------------------------------------------------
Nasdaq Symbol                        ETSAX       ETSBX      ETSCX      ETSYX
6-month return with sales charge     -2.96%     -2.42%      1.57%       N/A
------------------------------------------------------------------------------
6-month return w/o sales charge       2.98%      2.58%      2.57%       3.07%
------------------------------------------------------------------------------
Average annual return*
------------------------------------------------------------------------------
1 year with sales charge              4.50%      5.08%      9.08%       N/A
------------------------------------------------------------------------------
1 year w/o sales charge              10.89%     10.08%     10.08%      11.21%
------------------------------------------------------------------------------
5 year                               -0.96%     -0.89%     -0.51%       0.49%
------------------------------------------------------------------------------
10 year                               6.92%      6.84%      6.84%       7.83%
------------------------------------------------------------------------------

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month end for Class A, B, C, or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued
--------------------------------------------------------------------------------

                                LONG-TERM GROWTH





------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Tax Strategic Foundation     S&P 500                      LBMBI
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/1994                       $9,425                      $10,000                      $10,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/1995                      $10,698                      $11,747                      $10,665
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/1996                      $12,855                      $15,295                      $11,513
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/1997                      $14,950                      $19,140                      $12,276
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/1998                      $18,203                      $27,000                      $13,418
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/1999                      $19,311                      $32,892                      $14,350
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/2000                      $19,611                      $36,223                      $14,219
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/2001                      $18,538                      $31,525                      $15,693
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                     4/30/2002                      $17,963                      $27,544                      $16,792
------------------------------- ---------------------------- ---------------------------- ----------------------------




Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund Class A shares, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The S&P 500 and the LBMBI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes.

All data is as of April 30, 2004, and subject to change.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended   Year Ended October 31,           Year Ended March 31,
                                               April 30, 2004    ----------------------   ----------------------------------
CLASS A                                          (unaudited)       2003       2002(1)      2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $15.03            $13.65   $ 14.93       $15.18   $17.18   $16.17   $16.36
============================================================================================================================
Income from investment operations
Net investment income                              0.14              0.27      0.19         0.34     0.35     0.36     0.34
Net realized and unrealized gains or losses
   on securities and futures contracts             0.31              1.38     -1.31        -0.25    -2.00     1.00    -0.16
                                              ------------------------------------------------------------------------------
Total from investment operations                   0.45              1.65     -1.12         0.09    -1.65     1.36     0.18
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                             -0.15             -0.27     -0.16        -0.34    -0.35    -0.35    -0.34
Net realized gains                                    0                 0         0            0        0        0    -0.03
                                              ------------------------------------------------------------------------------
Total distributions to shareholders               -0.15             -0.27     -0.16        -0.34    -0.35    -0.35    -0.37
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.33            $15.03   $ 13.65       $14.93   $15.18   $17.18   $16.17
============================================================================================================================
Total return(2)                                    2.98%            12.22%    -7.52%        0.62%   -9.69%    8.54%    1.19%
============================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)             $   38            $   36   $    35       $   44   $   57   $   78   $   82
Ratios to average net assets
   Expenses(3)                                     1.41%(4)          1.39%     1.36%(4)     1.31%    1.29%    1.30%    1.33%
   Net investment income                           1.87%(4)          1.89%     2.21%(4)     2.19%    2.10%    2.15%    2.18%
Portfolio turnover rate                              14%               40%       18%          21%      31%     120%      64%

(1) For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                              Six Months Ended   Year Ended October 31,          Year Ended March 31,
                                               April 30, 2004    ------------------------------------------------------------
CLASS B                                          (unaudited)         2003   2002(1)        2002      2001     2000     1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $15.00             $13.62  $14.90        $15.16   $ 17.14   $16.14   $16.33
=============================================================================================================================
Income from investment operations
Net investment income                              0.09               0.16    0.12          0.22      0.23     0.23     0.22
Net realized and unrealized gains or losses
   on securities and futures contracts             0.30               1.39   -1.29         -0.25     -1.98     1.00    -0.15
                                              -------------------------------------------------------------------------------
Total from investment operations                   0.39               1.55   -1.17         -0.03     -1.75     1.23     0.07
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                             -0.09              -0.17   -0.11         -0.23     -0.23    -0.23    -0.23
Net realized gains                                    0                  0       0             0         0        0    -0.03
                                              -------------------------------------------------------------------------------
Total distributions to shareholders               -0.09              -0.17   -0.11         -0.23     -0.23    -0.23    -0.26
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.30             $15.00  $13.62        $14.90   $ 15.16   $17.14   $16.14
=============================================================================================================================
Total return(2)                                    2.58%             11.49%  -7.89%        -0.21%   -10.30%    7.69%    0.41%
=============================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)             $   68             $   81  $   95        $  125   $   155   $  209   $  244
Ratios to average net assets
   Expenses(3)                                     2.12%(4)           2.11%   2.11%(4)      2.06%     2.04%    2.05%    2.08%
   Net investment income                           1.16%(4)           1.17%   1.46%(4)      1.44%     1.35%    1.39%    1.42%
Portfolio turnover rate                              14%                40%     18%           21%       31%     120%      64%

(1) For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended   Year Ended October 31,          Year Ended March 31,
                                               April 30, 2004    ------------------------------------------------------------
CLASS C                                          (unaudited)        2003    2002(1)        2002      2001     2000     1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $14.98            $13.61   $14.88        $15.14   $ 17.12   $16.11   $16.30
=============================================================================================================================
Income from investment operations
Net investment income                              0.09              0.15     0.12          0.22      0.23     0.23     0.22
Net realized and unrealized gains or losses
   on securities and futures contracts             0.30              1.39    -1.28         -0.25     -1.98     1.01    -0.15
                                              -------------------------------------------------------------------------------
Total from investment operations                   0.39              1.54    -1.16         -0.03     -1.75     1.24     0.07
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                             -0.09             -0.17    -0.11         -0.23     -0.23    -0.23    -0.23
Net realized gains                                    0                 0        0             0         0        0    -0.03
                                              -------------------------------------------------------------------------------
Total distributions to shareholders               -0.09             -0.17    -0.11         -0.23     -0.23    -0.23    -0.26
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.28            $14.98   $13.61        $14.88   $ 15.14   $17.12   $16.11
=============================================================================================================================
Total return(2)                                    2.57%            11.42%   -7.83%        -0.21%   -10.31%    7.77%    0.41%
=============================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)             $   11            $   12   $   16        $   21   $    28   $   37   $   45
Ratios to average net assets
   Expenses(3)                                     2.12%(4)          2.11%    2.11%(4)      2.06%     2.04%    2.05%    2.08%
   Net investment income                           1.17%(4)          1.17%    1.46%(4)      1.44%     1.35%    1.39%    1.42%
Portfolio turnover rate                              14%               40%      18%           21%       31%     120%      64%

(1) For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

(2)  Excluding applicable sales charges

(3) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(4)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                              Six Months Ended   Year Ended October 31,           Year Ended March 31,
                                               April 30, 2004    ------------------------------------------------------------
CLASS I(1)                                     (unaudited)(2)      2003(2)   2002(2,3)     2002     2001    2000(2)    1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $15.08            $13.69    $14.96       $15.22   $17.22   $16.20    $16.39
=============================================================================================================================
Income from investment operations
Net investment income                              0.17              0.31      0.20         0.52     0.46     0.40      0.37
Net realized and unrealized gains or losses
   on securities and futures contracts             0.30              1.39     -1.29        -0.40    -2.06     1.02     -0.15
                                              -------------------------------------------------------------------------------
Total from investment operations                   0.47              1.70     -1.09         0.12    -1.60     1.42      0.22
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                             -0.18             -0.31     -0.18        -0.38    -0.40    -0.40     -0.38
Net realized gains                                    0                 0         0            0        0        0     -0.03
                                              -------------------------------------------------------------------------------
Total distributions to shareholders               -0.18             -0.31     -0.18        -0.38    -0.40    -0.40     -0.41
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.37            $15.08    $13.69       $14.96   $15.22   $17.22    $16.20
=============================================================================================================================
Total return                                       3.07%            12.55%    -7.32%        0.82%   -9.44%    8.86%     1.38%
=============================================================================================================================
Ratios and supplemental data
Net assets, end of period (millions)             $    2            $    2    $    3       $    4   $    5   $    8    $   24
Ratios to average net assets
   Expenses(4)                                     1.12%(5)          1.11%     1.11%(5)     1.06%    1.04%    1.04%     1.08%
   Net investment income                           2.17%(5)          2.17%     2.45%(5)     2.44%    2.35%    2.42%     2.42%
Portfolio turnover rate                              14%               40%       18%          21%      31%     120%       64%
=============================================================================================================================

(1) Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(2) Net investment income per share is based on average shares outstanding during the period.

(3) For the seven months ended October 31, 2002. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

(4) The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(5)  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                                        Principal
                                                                         Amount        Value
-----------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS 52.5%
AIRPORT 0.9%
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020, (Insd. by FGIC)      $1,000,000   $ 1,091,000
                                                                                    -----------
EDUCATION 3.6%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj., Ser.
   A, 5.75%, 10/01/2019, (Insd. by FGIC)                                1,000,000     1,107,240
New York Dormitory Auth. RB, Univ. Edl. Facs. Proj., 5.75%,
   05/15/2013, (Insd. by FGIC)                                          2,755,000     3,152,023
                                                                                    -----------
                                                                                      4,259,263
                                                                                    -----------
GENERAL OBLIGATION - LOCAL 13.2%
Clark Cnty., WA GO, Sch. Dist. 117 Proj., 5.50%, 12/01/2016,
   (Insd. by FSA)                                                       3,500,000     3,926,965
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)                     3,025,000     3,274,925
New York, NY GO:
   Ser. E2, 3.30%, 08/01/2020, (LOC: J.P. Morgan Chase & Co.) VRDN      3,600,000     3,600,000
   Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA)                           2,500,000     2,657,975
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014, (Insd. by AMBAC)          2,000,000     2,187,460
                                                                                    -----------
                                                                                     15,647,325
                                                                                    -----------
GENERAL OBLIGATION - STATE 3.6%
Nevada GO, Colorado River Commission Proj., Ser. A, 5.625%,
   09/15/2024, (Insd. by FGIC)                                          4,010,000     4,279,873
                                                                                    -----------
HOSPITAL 8.2%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Beth Israel Deaconess
   Hosp. Proj., Ser. G, 5.75%, 07/01/2012, (Insd. by AMBAC)             2,500,000     2,516,050
New York, NY Hlth. & Hosp. Corp. RB, Ser. A, 5.125%, 02/15/2014,
   (Insd. by AMBAC)                                                     2,000,000     2,096,200
Oklahoma Indl. Auth. RRB, Hlth. Sys. Proj., Ser. A, 6.25%,
   08/15/2015, (Insd. by MBIA)                                          4,010,000     4,517,345
Salt Lake City, UT Hosp. RRB, 6.30%, 02/15/2015, (Insd. by MBIA)          500,000       580,490
                                                                                    -----------
                                                                                      9,710,085
                                                                                    -----------
HOUSING 1.4%
Missouri Hsg. Dev. Commission SFHRB, Ser. B, 6.25%, 09/01/2015,
   (Insd. by FNMA & GNMA)                                                 230,000       237,960
New York Mtge. Agcy. SFHRB, Ser. 63, 5.60%, 04/01/2010                    500,000       531,025
North Carolina HFA SFHRB, 5.80%, 09/01/2012, (Insd. by FHA)               435,000       461,600
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, 5.85%, 04/01/2009,
   (Coll.: GNMA/FNMA/FHLMC)                                               350,000       363,304
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016, (Insd. by FHA)      115,000       115,626
                                                                                    -----------
                                                                                      1,709,515
                                                                                    -----------
LEASE 4.6%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%,
   11/01/2015, (Insd. by AMBAC)                                         2,000,000     2,272,880
Hillsborough Cnty., FL Sch. Board COP, Master Lease Proj., Ser. A,
   5.375%, 07/01/2021, (Insd. by MBIA)                                  2,500,000     2,657,600
St. Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr.
   Proj., Ser. A, 5.95%, 02/15/2016, (Insd. by AMBAC)                     500,000       545,715
                                                                                    -----------
                                                                                      5,476,195
                                                                                    -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                                               Principal
                                                                                Amount         Value
-------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS continued
PORT AUTHORITY 4.5%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022, (Insd. by MBIA)             $5,000,000   $ 5,348,400
                                                                                           -----------
PRE-REFUNDED 0.4%
New York Env. Facs. RRB, Clean Wtr. & Drinking Proj., 6.00%, 06/15/2017          370,000       422,899
                                                                                           -----------
RESOURCE RECOVERY 2.3%
Washington Pub. Pwr. Supply Sys. RRB, Nuclear Proj., Ser. C, 5.50%,
   07/01/2017, (Insd. by MBIA)                                                 2,500,000     2,694,550
                                                                                           -----------
SPECIAL TAX 1.8%
Washington, DC Convention Ctr. Auth. RB, 5.25%, 10/01/2014, (Insd.
   by AMBAC)                                                                   2,000,000     2,130,460
                                                                                           -----------
TRANSPORTATION 5.3%
New Jersey Turnpike Auth. RRB, Ser. C 6.50%, 01/01/2016, (Insd. by MBIA)       1,400,000     1,667,811
New York, NY Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019, (Insd. by AMBAC)     2,500,000     2,667,375
Wisconsin Trans. RB, Ser. A, 5.50%, 07/01/2016, (Insd. by FGIC)                1,800,000     1,961,838
                                                                                           -----------
                                                                                             6,297,024
                                                                                           -----------
WATER & SEWER 2.7%
New York Env. Facs. RRB, Clean Wtr. & Drinking Proj., 6.00%, 06/15/2017        2,885,000     3,233,075
                                                                                           -----------
   Total Municipal Obligations (cost $56,740,382)                                           62,299,664
                                                                                           -----------

--------------------------------------------------------------------------------
                                                              Shares     Value
--------------------------------------------------------------------------------
COMMON STOCKS 46.8%
CONSUMER DISCRETIONARY 5.2%
Auto Components 0.3%
Johnson Controls, Inc.                                         3,655     200,513
Lear Corp.                                                     2,954     179,072
                                                                       ---------
                                                                         379,585
                                                                       ---------
Hotels, Restaurants & Leisure 0.7%
Darden Restaurants, Inc.                                       8,557     193,902
International Game Technology, Inc.                            5,002     188,775
Wendy's International, Inc.                                    4,773     186,147
Yum! Brands, Inc. *                                            7,481     290,188
                                                                       ---------
                                                                         859,012
                                                                       ---------
Household Durables 0.3%
Black & Decker Corp.                                           5,990     346,521
                                                                       ---------
Media 1.9%
Comcast Corp., Class A *                                       5,182     155,978
Knight-Ridder, Inc.                                            2,079     160,998
McGraw-Hill Companies, Inc.                                    3,551     280,032
Omnicom Group, Inc.                                            3,267     259,759
Time Warner, Inc. *                                           35,760     601,483
Viacom, Inc., Class B                                          9,425     364,277
Walt Disney Co.                                               17,838     410,809
                                                                       ---------
                                                                       2,233,336
                                                                       ---------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 0.3%
Federated Department Stores, Inc.                             6,015   $  294,735
                                                                      ----------
Specialty Retail 1.7%
Advance Auto Parts, Inc. *                                    4,275      184,466
Best Buy Co., Inc.                                            3,304      179,242
Gap, Inc.                                                    14,995      330,040
Home Depot, Inc.                                             15,014      528,342
Lowe's Companies, Inc.                                        3,931      204,648
Michaels Stores, Inc.                                         4,091      204,673
RadioShack Corp.                                              5,308      163,274
Toys "R" Us, Inc. *                                          16,835      260,101
                                                                      ----------
                                                                       2,054,786
                                                                      ----------
CONSUMER STAPLES 5.5%
Beverages 1.2%
Coca-Cola Co.                                                15,040      760,573
Coca-Cola Enterprises, Inc.                                  15,836      427,572
PepsiCo, Inc.                                                 5,435      296,153
                                                                      ----------
                                                                       1,484,298
                                                                      ----------
Food & Staples Retailing 1.8%
Costco Wholesale Corp. *                                     10,022      375,324
CVS Corp.                                                    12,379      478,201
Wal-Mart Stores, Inc.                                        21,787    1,241,859
                                                                      ----------
                                                                       2,095,384
                                                                      ----------
Food Products 0.5%
Archer-Daniels Midland Co.                                   21,474      377,083
Dean Foods Co. *                                              5,226      175,489
                                                                      ----------
                                                                         552,572
                                                                      ----------
Household Products 1.0%
Procter & Gamble Co.                                         10,713    1,132,900
                                                                      ----------
Personal Products 0.3%
Avon Products, Inc.                                           4,535      380,940
                                                                      ----------
Tobacco 0.7%
Altria Group, Inc.                                           15,059      833,967
                                                                      ----------
ENERGY 3.1%
Oil & Gas 3.1%
Apache Corp.                                                  3,907      163,586
ChevronTexaco Corp.                                           6,660      609,390
ConocoPhillips                                                7,909      563,912
Exxon Mobil Corp.                                            31,022    1,319,986
Marathon Oil Corp.                                            7,003      235,020
Occidental Petroleum Corp.                                    5,209      245,865
Pogo Producing Co.                                            3,190      157,331
Sunoco, Inc.                                                  5,632      354,253
                                                                      ----------
                                                                       3,649,343
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
FINANCIALS 9.7%
Capital Markets 1.5%
Bear Stearns Companies, Inc.                                  5,506   $  441,251
J.P. Morgan Chase & Co.                                      13,268      498,877
Lehman Brothers Holdings, Inc.                                4,973      365,018
Merrill Lynch & Co., Inc.                                     8,368      453,796
                                                                      ----------
                                                                       1,758,942
                                                                      ----------
Commercial Banks 1.8%
Bank of America Corp.                                        11,234      904,225
Bank One Corp.                                                8,727      430,852
National City Corp.                                           6,993      242,447
U.S. Bancorp                                                  9,159      234,837
Wells Fargo & Co.                                             5,536      312,562
                                                                      ----------
                                                                       2,124,923
                                                                      ----------
Consumer Finance 0.3%
Capital One Financial Corp.                                   5,506      360,808
                                                                      ----------
Diversified Financial Services 1.9%
CIT Group, Inc.                                               8,114      278,878
Citigroup, Inc.                                              40,326    1,939,278
                                                                      ----------
                                                                       2,218,156
                                                                      ----------
Insurance 2.3%
Ace, Ltd.                                                     7,541      330,597
Allstate Corp.                                               10,698      491,038
American International Group, Inc.                            9,924      711,055
Fidelity National Financial, Inc.                             6,473      236,912
Loews Corp.                                                   5,116      296,779
MetLife, Inc.                                                 9,775      337,238
St. Paul Companies, Inc.                                      8,754      356,025
                                                                      ----------
                                                                       2,759,644
                                                                      ----------
Real Estate 0.2%
Equity Office Properties Trust REIT                           7,993      201,184
                                                                      ----------
Thrifts & Mortgage Finance 1.7%
Countrywide Financial Corp.                                  10,598      628,432
Fannie Mae                                                    6,444      442,832
Freddie Mac                                                   3,398      198,443
Golden West Financial Corp.                                   4,626      486,239
Washington Mutual, Inc.                                       7,849      309,172
                                                                      ----------
                                                                       2,065,118
                                                                      ----------
HEALTH CARE 6.4%
Biotechnology 0.6%
Amgen, Inc. *                                                 6,815      383,480
Genzyme Corp. *                                               8,940      389,427
                                                                      ----------
                                                                         772,907
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 0.8%
Bausch & Lomb, Inc.                                           3,222   $  202,438
Boston Scientific Corp. *                                     9,100      374,829
Guidant Corp.                                                 5,250      330,803
                                                                      ----------
                                                                         908,070
                                                                      ----------
Health Care Providers & Services 1.2%
Aetna, Inc.                                                   7,200      595,800
Anthem, Inc. *                                                2,535      224,550
Medco Health Solutions, Inc. *                                7,697      272,474
Wellpoint Health Networks, Inc., Class A *                    3,541      395,494
                                                                      ----------
                                                                       1,488,318
                                                                      ----------
Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.                                     19,243      482,999
Johnson & Johnson Co.                                        24,371    1,316,765
King Pharmaceuticals, Inc. *                                 16,080      277,380
Merck & Co., Inc.                                            10,860      510,420
Pfizer, Inc.                                                 40,983    1,465,552
Watson Pharmaceuticals, Inc. *                                4,733      168,542
Wyeth                                                         7,124      271,211
                                                                      ----------
                                                                       4,492,869
                                                                      ----------
INDUSTRIALS 5.0%
Aerospace & Defense 0.9%
L-3 Communications Holdings, Inc. *(p)                        6,705      413,967
Northrop Grumman Corp.                                        2,770      274,922
United Technologies Corp.                                     4,658      401,799
                                                                      ----------
                                                                       1,090,688
                                                                      ----------
Air Freight & Logistics 0.5%
FedEx Corp.                                                   4,919      353,725
Ryder System, Inc.                                            7,098      261,136
                                                                      ----------
                                                                         614,861
                                                                      ----------
Building Products 0.7%
American Standard Companies, Inc. *                           4,729      497,444
Masco Corp.                                                  12,612      353,262
                                                                      ----------
                                                                         850,706
                                                                      ----------
Commercial Services & Supplies 0.5%
Cendant Corp.                                                22,304      528,159
                                                                      ----------
Industrial Conglomerates 1.7%
3M Co.                                                        3,280      283,654
General Electric Co.                                         47,003    1,407,740
Tyco International, Ltd.                                      9,700      266,265
                                                                      ----------
                                                                       1,957,659
                                                                      ----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INDUSTRIALS continued
Machinery 0.6%
Paccar, Inc.                                                  7,831   $  442,138
SPX Corp.                                                     5,659      250,977
                                                                      ----------
                                                                         693,115
                                                                      ----------
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.                            4,810      157,287
                                                                      ----------
INFORMATION TECHNOLOGY 7.8%
Communications Equipment 1.4%
Cisco Systems, Inc. *                                        35,636      743,723
Motorola, Inc.                                               19,394      353,941
QUALCOMM, Inc.                                                6,770      422,854
UTStarcom, Inc. *(p)                                          4,271      112,541
                                                                      ----------
                                                                       1,633,059
                                                                      ----------
Computers & Peripherals 1.7%
Dell, Inc. *                                                 13,200      458,172
Hewlett-Packard Co.                                          24,635      485,309
International Business Machines Corp.                        10,839      955,675
Lexmark International Group, Inc., Class A *                  1,222      110,542
SanDisk Corp. *                                               1,890       43,678
                                                                      ----------
                                                                       2,053,376
                                                                      ----------
Electronic Equipment & Instruments 0.3%
CDW Corp.                                                     1,700      106,233
Jabil Circuit, Inc. *                                         4,506      118,914
Sanmina Corp. *                                              13,261      132,875
                                                                      ----------
                                                                         358,022
                                                                      ----------
Internet Software & Services 0.1%
Yahoo!, Inc. *                                                2,948      148,756
                                                                      ----------
IT Services 0.3%
Affiliated Computer Services, Inc., Class A *                 3,352      162,572
Fiserv, Inc. *                                                4,390      160,498
                                                                      ----------
                                                                         323,070
                                                                      ----------
Office Electronics 0.1%
Xerox Corp. *                                                 8,449      113,470
                                                                      ----------
Semiconductors & Semiconductor Equipment 1.6%
Applied Materials, Inc. *                                     6,568      119,735
Intel Corp.                                                  45,367    1,167,293
National Semiconductor Corp. *                                5,267      214,841
Texas Instruments, Inc.                                      19,175      481,292
                                                                      ----------
                                                                       1,983,161
                                                                      ----------
Software 2.3%
Adobe Systems, Inc.                                           5,029      207,899
BMC Software, Inc. *                                          4,438       76,777

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                            Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software continued
Electronic Arts, Inc. *                                      5,660   $   286,509
Microsoft Corp.                                             56,736     1,473,434
Oracle Corp. *                                              28,617       321,083
Symantec Corp. *                                             5,937       267,462
Veritas Software Corp. *                                     2,682        71,529
                                                                     -----------
                                                                       2,704,693
                                                                     -----------
MATERIALS 1.3%
Chemicals 0.1%
Praxair, Inc.                                                2,000        73,100
                                                                     -----------
Containers & Packaging 0.3%
Ball Corp.                                                   6,276       414,216
                                                                     -----------
Metals & Mining 0.5%
Alcoa, Inc.                                                 10,098       310,513
Phelps Dodge Corp. *                                         4,160       273,853
                                                                     -----------
                                                                         584,366
                                                                     -----------
Paper & Forest Products 0.4%
Georgia-Pacific Corp.                                       14,018       492,032
                                                                     -----------
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.1%
BellSouth Corp.                                             10,539       272,012
SBC Communications, Inc.                                    13,396       333,560
Sprint Corp.                                                 8,726       156,108
Verizon Communications, Inc.                                13,934       525,869
                                                                     -----------
                                                                       1,287,549
                                                                     -----------
Wireless Telecommunications Services 0.4%
Nextel Communications, Inc., Class A                        19,169       457,373
                                                                     -----------
UTILITIES 1.3%
Electric Utilities 0.7%
CenterPoint Energy, Inc.                                    19,820       213,858
Entergy Corp.                                                5,677       309,964
Exelon Corp.                                                 3,263       218,425
PPL Corp.                                                    3,041       130,307
                                                                     -----------
                                                                         872,554
                                                                     -----------
Gas Utilities 0.5%
NiSource, Inc.                                               8,615       173,678
Sempra Energy                                               12,025       381,794
                                                                     -----------
                                                                         555,472
                                                                     -----------
Multi-Utilities & Unregulated Power 0.1%
Public Service Enterprise Group, Inc.                        3,350       143,715
                                                                     -----------
   Total Common Stocks (cost $43,111,524)                             55,538,777
                                                                     -----------

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

                                                            Principal
                                                              Amount      Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 0.5%
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bills, 0.95%, 06/10/2004 (f)#                  $125,000   $124,880
                                                                        --------

--------------------------------------------------------------------------------

                                                           Shares       Value
--------------------------------------------------------------------------------
MUTUAL FUND SHARES 0.4%
Evergreen Institutional Municipal Money Market Fund (o)   121,667        121,667
Navigator Prime Portfolio (pp)                            374,078        374,078
                                                                    ------------
                                                                         495,745
                                                                    ------------
   Total Short-Term Investments (cost $620,613)                          620,625
                                                                    ------------
Total Investments (cost $100,472,519) 99.8%                          118,459,066
Other Assets and Liabilities 0.2%                                        287,808
                                                                    ------------
Net Assets 100.0%                                                   $118,746,874
                                                                    ------------

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

*    Non-income producing security

(p)  All or a portion of this security is on loan.

(pp) Represents investment of cash collateral received from securities on loan.

(f) All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.

#    Rate shown represents the yield to maturity at date of purchase.

Summary of Abbreviations

AMBAC   American Municipal Bond Assurance Corp.
COP     Certificates of Participation
FGIC    Financial Guaranty Insurance Co.
FHLMC   Federal Home Loan Mortgage Corp.
FHA     Federal Housing Authority
FNMA    Federal National Mortgage Association
FSA     Financial Security Assurance, Inc.
GNMA    Government National Mortgage Association
GO      General Obligation
HFA     Housing Finance Authority
LOC     Letter of Credit
MBIA    Municipal Bond Investors Assurance Corp.
RB      Revenue Bond
REIT    Real Estate Investment Trust
RRB     Refunding Revenue Bond
SFHRB   Single Family Housing Revenue Bond
VRDN    Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at April 30, 2004.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2004 (unaudited)

--------------------------------------------------------------------------------
Assets
Investments in securities, at value (cost $100,472,519)
   including $359,050 of securities loaned                         $118,459,066
Receivable for Fund shares sold                                          51,967
Dividends and interest receivable                                       899,321
Receivable for securities lending income                                     45
Prepaid expenses and other assets                                        38,270
--------------------------------------------------------------------------------
   Total assets                                                     119,448,669
--------------------------------------------------------------------------------
Liabilities
Payable for Fund shares redeemed                                        260,632
Payable for securities on loan                                          374,078
Payable for daily variation margin on open futures contracts              3,200
Advisory fee payable                                                      5,375
Distribution Plan expenses payable                                        7,426
Due to other related parties                                              5,494
Accrued expenses and other liabilities                                   45,590
--------------------------------------------------------------------------------
   Total liabilities                                                    701,795
--------------------------------------------------------------------------------
Net assets                                                         $118,746,874
--------------------------------------------------------------------------------
Net assets represented by
Paid-in capital                                                    $105,037,238
Undistributed net investment income                                     131,939
Accumulated net realized losses on securities and futures
   contracts                                                         (4,403,316)
Net unrealized gains on securities and futures contracts             17,981,013
--------------------------------------------------------------------------------
Total net assets                                                   $118,746,874
--------------------------------------------------------------------------------
Net assets consists of
   Class A                                                         $ 37,560,350
   Class B                                                           68,330,260
   Class C                                                           10,605,650
   Class I                                                            2,250,614
--------------------------------------------------------------------------------
Total net assets                                                   $118,746,874
--------------------------------------------------------------------------------
Shares outstanding
   Class A                                                            2,450,184
   Class B                                                            4,466,360
   Class C                                                              694,121
   Class I                                                              146,418
--------------------------------------------------------------------------------
Net asset value per share
   Class A                                                         $      15.33
   Class A -- Offering price (based on sales charge of 5.75%)      $      16.26
   Class B                                                         $      15.30
   Class C                                                         $      15.28
   Class I                                                         $      15.37
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended April 30, 2004 (unaudited)

--------------------------------------------------------------------------------
Investment income
Interest                                                            $ 1,627,419
Dividends                                                               466,068
--------------------------------------------------------------------------------
Total investment income                                               2,093,487
--------------------------------------------------------------------------------
Expenses
Advisory fee                                                            456,770
Distribution Plan expenses
   Class A                                                               55,799
   Class B                                                              382,864
   Class C                                                               57,114
Administrative services fee                                              63,673
Transfer agent fees                                                     105,301
Trustees' fees and expenses                                               2,902
Printing and postage expenses                                            26,973
Custodian and accounting fees                                            18,103
Registration and filing fees                                             26,285
Professional fees                                                         8,590
Other                                                                     5,369
--------------------------------------------------------------------------------
   Total expenses                                                     1,209,743
   Less: Expense reductions                                                (252)
         Expense reimbursements                                            (735)
--------------------------------------------------------------------------------
   Net expenses                                                       1,208,756
--------------------------------------------------------------------------------
Net investment income                                                   884,731
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
   and futures contracts
Net realized gains on:
   Securities                                                         5,886,450
   Futures contracts                                                     25,099
--------------------------------------------------------------------------------
Net realized gains on securities and futures contracts                5,911,549
Net change in unrealized gains or losses on securities and
   futures contracts                                                 (3,072,602)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and
   futures contracts                                                  2,838,947
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $ 3,723,678
--------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Six Months Ended
                                                  April 30, 2004               Year Ended
                                                   (unaudited)              October 31, 2003
-------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $    884,731                $  1,908,135
Net realized gains or losses on securities
   and futures contracts                                   5,911,549                  (6,845,520)
Net change in unrealized gains or losses
   on securities and futures contracts                    (3,072,602)                 19,849,397
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                         3,723,678                  14,912,012
-------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income
   Class A                                                  (361,066)                   (670,420)
   Class B                                                  (436,099)                 (1,056,949)
   Class C                                                   (64,040)                   (176,793)
   Class I                                                   (26,141)                    (55,287)
-------------------------------------------------------------------------------------------------
   Total distributions to shareholders                      (887,346)                 (1,959,449)
-------------------------------------------------------------------------------------------------
                                              Shares                     Shares
Capital share transactions
Proceeds from shares sold
   Class A                                     50,012        777,134       89,050      1,236,779
   Class B                                     28,391        435,292       98,417      1,384,890
   Class C                                     23,310        359,049       52,817        723,732
   Class I                                        707         11,173        7,244         98,870
-------------------------------------------------------------------------------------------------
                                                           1,582,648                   3,444,271
-------------------------------------------------------------------------------------------------
Net asset value of shares issued in
   reinvestment of distributions
   Class A                                     20,483        318,355       42,644        603,672
   Class B                                     22,092        342,570       59,768        840,809
   Class C                                      3,075         47,642        9,393        131,775
   Class I                                      1,125         17,519        2,240         31,837
-------------------------------------------------------------------------------------------------
                                                             726,086                   1,608,093
-------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares
   to Class A shares
   Class A                                    283,116      4,412,044      311,211      4,329,066
   Class B                                   (283,741)    (4,412,044)    (312,041)    (4,329,066)
-------------------------------------------------------------------------------------------------
                                                                   0                           0
-------------------------------------------------------------------------------------------------
Payment for shares redeemed
   Class A                                   (311,469)    (4,819,280)    (611,638)    (8,601,993)
   Class B                                   (694,902)   (10,791,742)  (1,409,505)   (19,749,925)
   Class C                                   (128,823)    (1,990,897)    (466,617)    (6,564,019)
   Class I                                     (8,568)      (132,835)     (86,299)    (1,211,867)
-------------------------------------------------------------------------------------------------
                                                         (17,734,754)                (36,127,804)
-------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from capital share transactions                       (15,426,020)                (31,075,440)
-------------------------------------------------------------------------------------------------
Total decrease in net assets                             (12,589,688)                (18,122,877)
Net assets
Beginning of period                                      131,336,562                 149,459,439
-------------------------------------------------------------------------------------------------
End of period                                           $118,746,874                $131,336,562
-------------------------------------------------------------------------------------------------
Undistributed net investment income                     $    131,939                $    134,554
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION

Evergreen Tax Strategic Foundation Fund (the Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.55% and declining to 0.40% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee which started at 0.75% and declined to 0.60% as the Fund's average daily net assets increased.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended April 30, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $735.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended April 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.17% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $18,331,321 and $33,744,624, respectively, for the six months ended April 30, 2004.

At April 30, 2004, the Fund had open futures contracts outstanding as follows:

                         Initial Contract      Value at      Unrealized
Expiration   Contracts        Amount        April 30, 2004      Loss
-----------------------------------------------------------------------
June 2004    8 S&P 500       $447,974          $442,440        $5,534
-----------------------------------------------------------------------

During the six months ended April 30, 2004, the Fund loaned securities to certain brokers. At April 30, 2004, the value of securities on loan and the value of collateral amounted to $359,050 and $374,078, respectively. During the six months ended April 30, 2004, the Fund earned $196 in income from securities lending which is included in dividend income on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued
--------------------------------------------------------------------------------

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $100,553,664. The gross unrealized appreciation and depreciation on securities based on tax cost was $18,556,742 and $651,340, respectively, with a net unrealized appreciation of $17,905,402.

As of October 31, 2003, the Fund had $10,208,705 in capital loss carryovers for federal income tax purposes expiring as follows:

                    Expiration
-----------------------------------------------
  2007        2009         2010         2011
-----------------------------------------------
$155,004   $1,489,903   $1,652,236   $6,911,562
-----------------------------------------------

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended April 30, 2004, the Fund had no borrowings under this agreement.

10. SUBSEQUENT EVENT

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

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                                       25

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                                       26

                       This page left intentionally blank

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)
Charles A. Austin III           Principal occupations: Investment Counselor,
Trustee                         Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                 advice); Director, The Andover Companies
Term of office since: 1991      (insurance); Trustee, Arthritis Foundation of
Other directorships: None       New England; Director, The Francis Ouimet
                                Society; Former Director, Health Development
                                Corp. (fitness-wellness centers); Former
                                Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust;
                                Former Investment Counselor, Appleton Partners,
                                Inc. (investment advice); Former Director,
                                Executive Vice President and Treasurer, State
                                Street Research & Management Company (investment advice)

--------------------------------------------------------------------------------

Shirley L. Fulton               Principal occupations: Partner, Helms, Henderson
Trustee                         & Fulton, P.A. (law firm); Retired Senior
DOB: 1/10/1952                  Resident Superior Court Judge, 26th Judicial
Term of office since: 2004      District, Charlotte, NC
Other directorships: None

--------------------------------------------------------------------------------

K. Dun Gifford                  Principal occupations: Chairman and President,
Trustee                         Oldways Preservation and Exchange Trust
DOB: 10/23/1938                 (education); Trustee, Treasurer and Chairman of
Term of office since: 1974      the Finance Committee, Cambridge College; Former
Other directorships: None       Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust

--------------------------------------------------------------------------------

Dr. Leroy Keith, Jr.            Principal occupations: Partner, Stonington
Trustee                         Partners, Inc. (private investment firm);
DOB: 2/14/1939                  Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983      Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,   Series Fund; Former Chairman of the Board and
Phoenix Series Fund, Phoenix    Chief Executive Officer, Carson Products Company
Multi-Portfolio Fund, and The   (manufacturing); Director, Obagi Medical
Phoenix Big Edge Series Fund    Products Co.; Director, Lincoln Educational
                                Services; Director, Diversapack Co.; Former
                                President, Morehouse College; Former Director,
                                Mentor Income Fund, Inc.; Former Trustee, Mentor
                                Funds and Cash Resource Trust

--------------------------------------------------------------------------------

Gerald M. McDonnell             Principal occupations: Manager of Commercial
Trustee                         Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                  (steel producer); Former Sales and Marketing
Term of office since: 1988      Management, Nucor Steel Company; Former
Other directorships: None       Director, Mentor Income Fund, Inc.; Former
                                Trustee, Mentor Funds and Cash Resource Trust

--------------------------------------------------------------------------------

William Walt Pettit             Principal occupations: Partner and Vice
Trustee                         President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                  Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984      Former Trustee, Mentor Funds and Cash Resource
Other directorships: None       Trust

--------------------------------------------------------------------------------

David M. Richardson             Principal occupations: President, Richardson,
Trustee                         Runden & Company (executive recruitment business
DOB: 9/19/1941                  development/consulting company); Consultant,
Term of office since: 1982      Kennedy Information, Inc. (executive recruitment
Other directorships: None       information and research company); Consultant,
                                AESC (The Association of Retained Executive
                                Search Consultants); Trustee, NDI Technologies,
                                LLP (communications); Director, J&M Cumming
                                Paper Co. (paper merchandising); Former Vice
                                Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income
                                Fund, Inc.; Former Trustee, Mentor Funds and
                                Cash Resource Trust

--------------------------------------------------------------------------------

Dr. Russell A. Salton III       Principal occupations: President/CEO, AccessOne
Trustee                         MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                   Resource Associates, Inc.; Former Medical
Term of office since: 1984      Director, U.S. Health Care/Aetna Health
Other directorships: None       Services; Former Director, Mentor Income Fund,
                                Inc.; Former Trustee, Mentor Funds and Cash
                                Resource Trust

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------

Michael S. Scofield             Principal occupations: Attorney, Law Offices of
Trustee                         Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                  Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984      and Cash Resource Trust
Other directorships: None

--------------------------------------------------------------------------------

Richard J. Shima                Principal occupations: Independent Consultant;
Trustee                         Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                  Joseph College (CT); Director, Hartford
Term of office since: 1993      Hospital; Trustee, Greater Hartford YMCA; Former
Other directorships: None       Director, Enhance Financial Services, Inc.;
                                Former Director, Old State House Association;
                                Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
                                Former Trustee, Mentor Funds and Cash Resource
                                Trust

--------------------------------------------------------------------------------

Richard K. Wagoner, CFA(2)      Principal occupations: Member and Former
Trustee                         President, North Carolina Securities Traders
DOB: 12/12/1937                 Association; Member, Financial Analysts Society;
Term of office since: 1999      Former Consultant to the Boards of Trustees of
Other directorships: None       the Evergreen funds; Former Trustee, Mentor
                                Funds and Cash Resource Trust

--------------------------------------------------------------------------------

OFFICERS
Dennis H. Ferro(3)              Principal occupations: President, Chief
President                       Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                  Evergreen Investment Company, Inc. and Executive
Term of office since: 2003      Vice President, Wachovia Bank, N.A.

--------------------------------------------------------------------------------

Carol Kosel(4)                  Principal occupations: Senior Vice President,
Treasurer                       Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999

--------------------------------------------------------------------------------

Michael H. Koonce(4)            Principal occupations: Senior Vice President and
Secretary                       General Counsel, Evergreen Investment Services,
DOB: 4/20/1960                  Inc.; Senior Vice President and Assistant
Term of office since: 2000      General Counsel, Wachovia Corporation

--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME       [GRAPHIC OMITTED]
                                              Evergreen Investments Mutual Funds

                                              Evergreen Investments
                                              200 Berkeley Street
                                              Boston, MA 02116-5034

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

     Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

     Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

     Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

     Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

[GRAPHIC OMITTED]   For the fifth consecutive year, Evergreen Investments has
Dalbar              earned the Dalbar Mutual Fund Service Award, which
Mutual              recognizes those firms that exceed industry norms in key
Fund                areas. The award symbolizes the achievement of the highest
Service             tier of shareholder service within our industry. For
Award               2003, Evergreen Investments was ranked third overall.

                                                               566667 rv1 6/2004

                             EVERGREEN EQUITY TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003, Registration No. 333-37453.

2. Amended and Restated Bylaws. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

3. Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A and Exhibit B to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II.,
III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment
Management Company, LLC and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 70 filed on July 29, 2004, Registration No. 333-37453.

7(a) Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 70 filed on July 29, 2004, Registration No. 333-37453.

7(b) Specimen Copy of Dealer Agreement and Amendment to Dealer
Agreement by Evergreen Investment Services, Inc. as of May 1, 2004. Incorporated by reference to the Registrant's Post-Effective Amendment No. 70 to Registration Statement on Form N-1A filed on July 29, 2004.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 filed on January 26, 2001, Registration No. 333-37453.

9. Custodian Agreement between State Street Bank and Trust
Company and Evergreen Equity Trust. Incorporated by reference to
Evergreen Equity Trust's Post-Effective Amendment No. 36 filed on
February 28, 2002, Registration No. 333-37453.

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003, Registration No. 333-37453.

(10(b) Rule 12b-1 Distribution Plan for Class R. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 64 filed on
October 7, 2003, Registration No. 333-37453.

10(c) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Equity Trust's N-14AE filed on December 20, 2004, Registration No. 333-37453.

12a.Tax Opinion and Consent of Sullivan & Worcester, LLP for Evergreen
    Foundation Fund. Incorporated by reference to Evergreen Equity Trust's N-14AE filed on December 20, 2004, Registration No. 333-37453.

12b.Tax Opinion and Consent of Sullivan & Worcester, LLP for Evergreen
    Tax Strategic Foundation Fund. Incorporated by reference to Evergreen Equity Trust's N-14AE filed on December 20, 2004, Registration No. 333-37453.

13. Not applicable.

14. Consent of KPMG LLP. Incorporated by reference to Evergreen Equity Trust's N-14AE filed on December 20, 2004, Registration No. 333-37453.

15. Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 filed on November 28, 2001, Registration No. 333-37453.

17. Proxy Cards for each of Foundation Fund and Tax Strategic
Foundation Fund. Contained herein.


Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of January 2005.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of January 2005.

/s/ Dennis H. Ferro                     /s/ Michael H. Koonce                   /s/ Carol A. Kosel
-----------------------                 -----------------------------           ------------------
Dennis H. Ferro*                         Michael H. Koonce*                     Carol A. Kosel*
President                                Secretary                              Treasurer
(Chief Executive Officer)                                                       (Principal Financial and
                                                                                Accounting Officer)

/s/ Charles A. Austin III              /s/ K. Dun Gifford                      /s/ William Walt Pettit
--------------------------              -----------------------                 -----------------------
Charles A. Austin III*                  K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee                                 Trustee


/s/ Gerald M. McDonnell                 /s/ Michael S. Scofield                 /s/ David M. Richardson
-----------------------                 -----------------------                 -----------------------
Gerald M. McDonnell*                    Michael S. Scofield*                    David M. Richardson*
Trustee                                 Chairman of the Board                   Trustee
                                        and Trustee

/s/ Richard J. Shima                    /s/ Russell A. Salton, III MD           /s/ Leroy Keith, Jr.
-------------------------               -----------------------------           ------------------------
Richard J. Shima*                       Russell A. Salton, III MD*              Leroy Keith, Jr.*
Trustee                                 Trustee                                 Trustee


/s/ Richard K. Wagoner                  /s/ Shirley L. Fulton
-------------------------               -----------------------------
Richard K. Wagoner*                     Shirley L. Fulton*
Trustee                                 Trustee

*By: /s/ Catherine F. Kennedy
----------------------------
Catherine F. Kennedy
Attorney-in-Fact

     *Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT


17       Proxy Cards for each of Evergreen Foundation Fund and
         Evergreen Tax Strategic Foundation Fund

                                   EXHIBIT 17

                             PROXY CARDS FOR
          EVERGREEN FOUNDATION FUND AND TAX STRATEGIC FOUNDATION FUND

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                       Please detach at perforation before
                                    mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            EVERGREEN FOUNDATION FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


The undersigned,  revoking all Proxies heretofore given, hereby appoints Maureen
E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Foundation Fund ("Foundation Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Foundation Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                Date , 2005

                                ---------------------------------------

                                ---------------------------------------
                                Signature(s) and Title(s), if applicable

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - --- - -- - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


1. To approve an Agreement and Plan of Reorganization whereby Evergreen Balanced Fund ("Balanced Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Foundation Fund ("Foundation Fund") in exchange for shares of Balanced Fund; and (ii) assume the identified liabilities of Foundation Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                        ---- FOR ---- AGAINST ---- ABSTAIN

2. To consider and vote upon such
other matters as may properly come before said meeting or any adjournments thereof.


                        ---- FOR ---- AGAINST ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                       Please detach at perforation before
                                    mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                     EVERGREEN TAX STRATEGIC FOUNDATION FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


The undersigned,  revoking all Proxies heretofore given, hereby appoints Maureen
E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Tax Strategic Foundation Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                      Date                 , 2005

                                      ---------------------------------------

                                      ----------------------------------------
                                      Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - -  - - - - - -- - -


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


1. To approve an Agreement and Plan of Reorganization whereby Evergreen Balanced Fund ("Balanced Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Tax Strategic Foundation Fund ("Tax Strategic Foundation Fund") in exchange for shares of Balanced Fund; and (ii) assume the identified liabilities of Tax Strategic Foundation Fund, as substantially described in the accompanying Prospectus/Proxy Statement.

                               ---- FOR        ---- AGAINST      ---- ABSTAIN


2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                ---- FOR        ---- AGAINST      ---- ABSTAIN